                                 U.S. $270,000,000

                                 CREDIT AGREEMENT,

                           dated as of November 23, 1999,

                                       among

                                MERRILL CORPORATION,

                                  as a Guarantor,

                            MERRILL COMMUNICATIONS LLC,

                                  as the Borrower,

                          VARIOUS FINANCIAL INSTITUTIONS,

                                  as the Lenders,

                             DLJ CAPITAL FUNDING, INC.,

                     as the Syndication Agent for the Lenders,

                               WELLS FARGO BANK, N.A.

                     as the Documentation Agent for the Lenders

                                        and

                           U.S. BANK NATIONAL ASSOCIATION

                    as the Administrative Agent for the Lenders

                                   LEAD ARRANGER:

                             DLJ CAPITAL FUNDING, INC.

                                  CREDIT AGREEMENT

     THIS CREDIT AGREEMENT, dated as of November 23, 1999 is among MERRILL CORPORATION, a Minnesota corporation, as a guarantor ("HOLDCO"), MERRILL COMMUNICATIONS LLC, a Delaware limited liability company, as the borrower (the "COMPANY"), the various financial institutions as are or may become parties hereto (collectively, the "LENDERS"), DLJ CAPITAL FUNDING, INC. ("DLJ"), as syndication agent for the Lenders (the "SYNDICATION AGENT"), WELLS FARGO BANK, N.A., as documentation agent for the Lenders (the "DOCUMENTATION AGENT"), and U.S. BANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"; the Syndication Agent and the Administrative Agent are sometimes referred to herein as the "AGENTS" and each as an "AGENT").

                                W I T N E S S E T H:

     WHEREAS, DLJ Merchant Banking Partners II, L.P. owns all of the issued and outstanding Capital Stock of Viking Merger Sub, Inc., a Minnesota corporation ("MERGER SUB");

     WHEREAS, DLJ Merchant Banking Partners II, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJMB Funding II, Inc., DLJ EAB Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ First ESC II, L.P., DLJ First ESC, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P. and DLJ Merchant Banking Partners II-A, L.P. (collectively the "DLJMB ENTITIES") and certain current equity owners and employees of Holdco (such owners, employees and the DLJMB Entities being, collectively, the "EQUITY INVESTORS") intend to consummate a leveraged recapitalization (the "RECAPITALIZATION") of Holdco, whereby, among other things, (i) Merger Sub will merge (the "MERGER") with and into Holdco and (ii) immediately upon the effectiveness of the Merger, Holdco will contribute (the "ASSET CONTRIBUTION") all or substantially all of its assets to the Company, a wholly-owned Subsidiary of Holdco, other than (A) leases, contract rights and other assets the transfer of which require the consent or approval of (or give rise to any right of termination by or any right to a penalty in favor of) any third party or governmental authority, (B) certain litigation and (C) prior to January 1, 2000, its employees and related employee benefit plans and arrangements (collectively, such retained assets, rights, operations, liabilities, obligations and other interests of whatsoever kind or nature being hereinafter referred to as the "RETAINED INTERESTS"), and will enter into the Administrative Services Agreement with Company pursuant to which Holdco will provide the benefits of substantially all such Retained Interests to the Company and the Company will assume substantially all performance obligations and other liabilities with respect to such Retained Interests in accordance with the terms and conditions set forth therein;

     WHEREAS, Holdco will be the corporation surviving the Merger, and, after giving effect to the Merger, the Equity Investors will be the holders in the aggregate of 100% of the issued and outstanding Capital Stock (other than the Preferred Stock and the Warrants) of Holdco;

     WHEREAS, in connection with the Transaction, and pursuant to the Transaction Documents, the following capital-raising transactions will be consummated prior to or contemporaneously with the consummation of the Merger and the making of the initial Credit

Extensions hereunder: Merger Sub, and by virtue of the consummation of the Merger, Holdco shall receive (i) a common equity contribution (the "COMMON EQUITY CONTRIBUTION") of not less than $92,100,000 from the Equity Investors, of which not less than $70,600,000 will consist of shares of the common stock of Merger Sub purchased for cash or in exchange for shares of common stock of Holdco purchased for cash by the DLJMB Entities and converted pursuant to the Merger into the common stock of Holdco, and not less than $21,500,000 will be provided by members of the Company's management by the retention of existing Shares of Holdco's Capital Stock valued at the Merger consideration value per share, and (ii) a preferred equity contribution (the "PREFERRED EQUITY CONTRIBUTION") of not less than $40,000,000 consisting of shares of the preferred stock of Merger Sub and warrants to purchase common stock of Merger Sub purchased for cash by the DLJMB Entities and/or other investors, and converted pursuant to the Merger into shares of the preferred stock of Holdco and warrants to purchase common stock of Holdco;

     WHEREAS, on the Closing Date, after giving effect to the Common Equity Contribution, the Preferred Equity Contribution, the Senior Subordinated Notes or the Senior Subordinated Bridge Notes, the Loans made on the Closing Date and the Intercompany Loan, Holdco shall have sufficient cash on hand in the amount required to consummate the Transaction;

     WHEREAS, in connection with the Transaction and prior to or contemporaneously with the consummation of the Merger and the making of the initial Credit Extensions hereunder, Holdco will issue for cash, $140,000,000 in aggregate principal amount of its Senior Subordinated Notes and warrants to purchase common stock of Holdco in a public offering or a Rule 144A private placement, or in lieu thereof, $140,000,000 in aggregate principal amount of its Senior Subordinated Bridge Notes;

     WHEREAS, in connection with the Transaction and the ongoing working capital and general corporate needs of the Company and its Subsidiaries, including permitted acquisitions hereunder, the Company desires to obtain the following financing facilities from the Lenders:

          (a) a Term-A Loan Commitment pursuant to which Borrowings of Term-A Loans will be made to the Company on the Closing Date, in an aggregate maximum, original principal amount not to exceed $65,000,000;

          (b) a Term-B Loan Commitment pursuant to which Borrowings of Term-B Loans will be made to the Company on the Closing Date, in an aggregate maximum, original principal amount not to exceed $155,000,000;

          (c) a Revolving Loan Commitment (to include availability for Revolving Loans, Swing Line Loans and Letters of Credit) pursuant to which Borrowings of Revolving Loans will be made to the Company from time to time on and subsequent to the Closing Date but prior to the Revolving Loan Commitment Termination Date and in a maximum aggregate principal amount (together with (x) the Letter of Credit Outstandings, and (y) all Swing Line Loans) not to exceed, subject to the terms and provisions hereof, the then existing Revolving Loan Commitment Amount; PROVIDED, HOWEVER, that not more than $6,500,000 of the proceeds from Revolving Loans may be used for purposes of consummating the Transaction, including the payment of Expense Payments;

          (d) a Letter of Credit Commitment pursuant to which the Issuers will issue Letters of Credit for the account of the Company and its Subsidiaries from time to time on and subsequent to the Closing Date but prior to the Revolving Loan Commitment Termination Date in a maximum aggregate Stated Amount at any one time outstanding not to exceed $15,000,000; and

          (e) a Swing Line Loan Commitment pursuant to which Borrowings of Swing Line Loans in an aggregate outstanding principal amount not to exceed $10,000,000 will be made to the Company on and subsequent to the Closing Date but prior to the Revolving Loan Commitment Termination Date;

     WHEREAS, on the Closing Date, contemporaneously with the consummation of the Merger, the Common Equity Contribution, the Preferred Equity Contribution, the issuance of the Senior Subordinated Bridge Notes or the Senior Subordinated Notes, as the case may be, and the initial Borrowing of Term Loans and Revolving Loans hereunder, the Company shall make an intercompany loan (the "INTERCOMPANY LOAN") and/or declare a dividend (the "CLOSING DATE DIVIDEND"), the aggregate amount of such Intercompany Loan and Closing Date Dividend to be in an amount equal to all of the net proceeds of the initial Borrowing of Term Loans and Revolving Loans (other than any such proceeds used by the Company to pay fees and expenses related to the Transaction) for purposes of consummating the Merger, which Intercompany Loan, if any, shall be evidenced by a promissory note issued by Holdco to the Company (the "INTERCOMPANY NOTE");

     WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including ARTICLE V), to extend the Commitments and make the Loans described herein to the Company and issue (or participate in) Letters of Credit for the account of the Company and its Subsidiaries;

     NOW, THEREFORE, the parties hereto agree as follows:

                                     ARTICLE I
                          DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.1 DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "ACQUIRED CONTROLLED PERSON" means any Person (i) in which Holdco, the Company or any of its Restricted Subsidiaries has made an Investment permitted under SUBCLAUSE (y) of CLAUSE (m) of SECTION 7.2.5 and (ii) as to which Holdco, the Company or such Restricted Subsidiary exercises control. For purposes hereof, "control" means the power to appoint a majority of the board of directors (or other equivalent governing body) of such Person or to otherwise direct or cause the direction of the management or policies of such Person, whether by contractual arrangement or otherwise.

     "ADMINISTRATIVE AGENT" is defined in the PREAMBLE and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to SECTION 9.4.

     "ADMINISTRATIVE AGENT FEE LETTER" means the confidential fee letter between the Company and the Administrative Agent.

     "ADMINISTRATIVE SERVICES AGREEMENT" means that certain Administrative Services Agreement between Holdco and the Company pursuant to which the benefits and burdens of certain contracts of Holdco are provided to and undertaken by the Company, as in effect on the date of execution of this Agreement and as such agreement may be amended from time to time thereafter to the extent permitted under Section 7.2.10.

     "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power
(i) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "AGENTS" is defined in the PREAMBLE.

     "AGREEMENT" means, on any date, this Credit Agreement as originally in effect on the Closing Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     "ALTERNATE BASE RATE" means, for any day and with respect to all Base Rate Loans, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as most recently publicly announced or established by the Administrative Agent in Minneapolis, Minnesota as its reference rate for U.S. Dollar obligations. The reference rate is a rate set by the Administrative Agent based upon various factors including the Administrative Agent's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate. Any change in the reference rate established or announced by the Administrative Agent shall take effect at the opening of business on the day of such establishment or announcement.

     "ANNUALIZED" means (i) with respect to the end of the first Fiscal Quarter of the Company ending after the Closing Date, the applicable amount for such Fiscal Quarter multiplied by four, (ii) with respect to the second Fiscal Quarter of the Company ending after the Closing Date, the applicable amount for such Fiscal Quarter and the immediately preceding Fiscal Quarter multiplied by two, and (iii) with respect to the third Fiscal Quarter of the Company ending after the Closing Date, the applicable amount for such Fiscal Quarter and the immediately preceding two Fiscal Quarters multiplied by one and one-third.

     "APPLICABLE COMMITMENT FEE" means, (i) for each day from the Closing Date through (but excluding) the date upon which the Compliance Certificate for the second full Fiscal Quarter ending after the Closing Date is delivered or required to be delivered by the Company to the Administrative Agent pursuant to CLAUSE (c) of SECTION 7.1.1, a fee which shall accrue at a rate of 1/2 of 1% per annum, and (ii) for each day thereafter, a fee which shall accrue at the applicable rate per annum set forth below under the column entitled "Applicable Commitment Fee", determined by reference to the applicable Leverage Ratio referred to below:

                                                     Applicable
                      Leverage Ratio               Commitment Fee
                ---------------------------      ------------------
                     greater than 3.5:1               0.500%

                less than or equal to 3.5:1           0.375%

The Leverage Ratio used to compute the Applicable Commitment Fee for any date referred to in CLAUSE (ii) above shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Company to the Administrative Agent on or prior to such day pursuant to CLAUSE (c) of SECTION
7.1.1. Changes in the Applicable Commitment Fee resulting from a change in the Leverage Ratio shall become effective (as of the first day following the Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered) upon delivery by the Company to the Administrative Agent of a new Compliance Certificate pursuant to CLAUSE (c) of SECTION 7.1.1. In the event such Compliance Certificate indicates a Leverage Ratio that would result in an Applicable Commitment Fee which is greater or lesser than the Applicable Commitment Fee theretofore in effect, then (A) such greater or lesser Applicable Commitment Fee shall be deemed to have been in effect for all purposes of this Agreement from the first day following the Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered by the Company to the Administrative Agent pursuant to CLAUSE (c) of SECTION 7.1.1 and (B) if the Company shall have theretofore made any payment of commitment fees in respect of the period from the first day following the Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered by the Company to the Administrative Agent pursuant to CLAUSE (c) of SECTION 7.1.1, then, on the next Quarterly Payment Date, either (x) if the new Applicable Commitment Fee is greater than the Applicable Commitment Fee theretofore in effect, the Company shall pay, as a supplemental payment of commitment fees, an amount which equals the difference between the amount of commitment fees that would otherwise have been paid based on such new Leverage Ratio and the amount of such commitment fees actually so paid, or (y) if the new Applicable Commitment Fee is less than the Applicable Commitment Fee theretofore in effect, an amount shall be deducted from the interest on Revolving Loans and commitment fees and Letter of Credit fees under the first sentence of SECTION 3.3.3 then otherwise payable in an amount which equals the difference between the amount of commitment fees so paid and the amount of commitment fees that would otherwise have been paid based on such new Leverage Ratio (or, if no such payment is owed by the Company to the Revolving Lenders on such next Quarterly Payment Date, or if such amount owed by the Company is less than such difference, the Revolving Lenders shall pay to the Company on such next Quarterly Payment Date the amount of such difference less the amount, if any, owed by the Company to such Lenders on such Quarterly Payment Date); PROVIDED that, if the Company shall fail to deliver a Compliance Certificate within the number of days required pursuant to CLAUSE (c) of SECTION 7.1.1 (without giving effect to any grace period), the Applicable Commitment Fee from and including the first day after the date on which such Compliance Certificate was required to be delivered to but not including the date the Company delivers to the Administrative Agent an appropriately completed Compliance Certificate shall conclusively equal the highest Applicable Commitment Fee set forth above.

     "APPLICABLE MARGIN" means at all times during the applicable periods set forth below,

          (a) from the Closing Date through (but excluding) the date upon which the Compliance Certificate for the second full Fiscal Quarter ending after the Closing Date is delivered by the Company to the Administrative Agent pursuant to CLAUSE (c) of SECTION 7.1.1, with respect to the unpaid principal amount of each (i) Swing Line Loan (which shall be borrowed and maintained only as a Base Rate Loan) and each Revolving Loan and Term-A Loan maintained as a Base Rate Loan, 1.75% per annum and (ii) Revolving Loan and Term-A Loan maintained as a LIBOR Loan, 3.00% per annum; and

          (b) at all times after the date of such delivery of the Compliance Certificate described in CLAUSE (a) above, with respect to the unpaid principal amount of each Swing Line Loan (which shall be borrowed and maintained only as a Base Rate Loan) and each Revolving Loan and Term-A Loan, by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Base Rate Loans", in the case of Base Rate Loans, or by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for LIBOR Loans", in the case of LIBOR Loans:

     APPLICABLE MARGIN FOR REVOLVING LOANS, SWING LINE LOANS AND TERM-A LOANS

                             Applicable           Applicable
                           Margin For Base     Margin For LIBOR
      Leverage Ratio         Rate Loans             Loans
------------------------   ---------------     ----------------
    greater than 4.5:1          1.75%               3.00%

  greater than 4.0:1 and        1.50%               2.75%
  less than or equal to
          4.5:1

  greater than 3.5:1 and        1.25%               2.50%
  less than or equal to
          4.0:1

  greater than 3.0:1 and        1.00%               2.25%
  less than or equal to
          3.5:1

  less than or equal to         0.75%               2.00%
          3.0:1

     (c) at all times with respect to the unpaid principal amount of each (i) Term-B Loan maintained as a Base Rate Loan, 2.50% per annum, and (ii) Term-B Loan maintained as a LIBOR Loan, 3.75% per annum.

The Leverage Ratio used to compute the Applicable Margin for Swing Line Loans, Revolving Loans and Term-A Loans for any day referred to in CLAUSE (b) above shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Company to the Administrative Agent on or prior to such day pursuant to CLAUSE (c) of SECTION 7.1.1. Changes in the Applicable Margin for Swing Line Loans, Revolving Loans and Term-A Loans resulting from a change in the Leverage Ratio shall become effective (as of the first day following the Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered) upon delivery by the Company to the Administrative Agent of a new Compliance Certificate pursuant to CLAUSE (c) of SECTION 7.1.1. In the event such Compliance Certificate indicates a Leverage Ratio that would result in an Applicable Margin which is greater or lesser than the Applicable Margin theretofore in effect, then (A) such greater or lesser Applicable Margin shall be deemed to be in effect for all purposes of this Agreement from the first day following the Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered by the Company to the Administrative Agent pursuant to CLAUSE (c) of SECTION 7.1.1 and (B) if the Company shall have theretofore made any payment of interest in respect of Swing Line Loans, Revolving Loans or Term-A Loans, or of Letter of Credit fees pursuant to the first sentence of SECTION 3.3.3, in any such case in respect of the period from the first day following the Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered to the actual date of delivery of such Compliance Certificate, then, on the next Quarterly Payment Date, either (x) if the new Applicable Margin is greater than the Applicable Margin theretofore in effect, the Company shall pay as a supplemental payment of interest and/or Letter of Credit fees, an amount which equals the difference between the amount of interest and Letter of Credit fees that would otherwise have been paid based on such new Leverage Ratio and the amount of such interest and Letter of Credit fees actually so paid, or (y) if the new Applicable Margin is less than the Applicable Margin theretofore in effect, an amount shall be deducted from the interest on Revolving Loans, commitment fees and Letter of Credit fees (in the case of differences in respect of interest on Revolving Loans and Letter of Credit fees) or from the interest on Term-A Loans (in the case of differences in respect of interest on Term-A Loans) thereafter payable by the Company in an amount which equals the difference between the amount of interest and Letter of Credit fees so paid and the amount of interest and Letter of Credit fees that would otherwise have been paid based on such new Leverage Ratio (or, if no payment by the Company to the Revolving Lenders or Term-A Lenders, as the case may be, will thereafter accrue hereunder, or if the amount that so accrues is less than such difference, the Revolving Lenders or Term-A Lenders, as the case may be, will promptly pay to the Company an amount equal to such difference less the amount, if any, of such accrued and unpaid payments); PROVIDED, that if the Company shall fail to deliver a Compliance Certificate within the number of days required pursuant to CLAUSE (c) of SECTION 7.1.1 (without giving effect to any grace period), the Applicable Margin for all Revolving Loans, Term-A Loans and Letters of Credit from and including the first day after the date on which such Compliance Certificate was required to be delivered to but not including the date the Company delivers to the Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Margin for the relevant type of Loan set forth in CLAUSE (b) above.

     "APPROVED FUND" means, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     "ARRANGER" means DLJ.

     "ASSET CONTRIBUTION" is defined in the SECOND RECITAL.

     "ASSIGNEE LENDER" is defined in SECTION 11.11.1.

     "ASSIGNOR LENDER" is defined in SECTION 11.11.1.

     "ASSUMED INDEBTEDNESS" means Indebtedness of a Person which (i) is in existence at the time such Person becomes a Restricted Subsidiary of Holdco or the Company or (ii) is assumed in connection with an Investment in or acquisition of such Person, and has not been incurred or created by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary of Holdco or the Company.

     "AUTHORIZED OFFICER" means, relative to any Obligor, the president, chief executive officer, treasurer, assistant treasurer, controller or chief financial officer whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to SECTION 5.1.1.

     "BASE FINANCIAL STATEMENTS" is defined in clause (a) of SECTION 5.1.9.

     "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

     "BORROWING" means, as the context may require, Loans of the same type and Tranche (and, in the case of LIBOR Loans, having the same Interest Period) made by the relevant Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with SECTION 2.1.

     "BORROWING REQUEST" means a loan request and certificate duly executed by an Authorized Officer of the Company, substantially in the form of EXHIBIT B-1 hereto.

     "BRIDGE WARRANTS" means the warrants to purchase common stock of Holdco that may be issued pursuant to the Senior Subordinated Bridge Note Agreement.

     "BUSINESS DAY" means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York City and, with respect to Borrowings of, Interest Periods with respect to, payments of principal and interest in respect of, and conversions of Base Rate Loans into, LIBOR Loans, on which dealings are carried on in the London interbank market.

     "CAPITAL EXPENDITURES" means for any period, the sum, without duplication, of (i) the aggregate amount of all expenditures of Holdco and its Restricted Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures, and (ii) to the extent not included in CLAUSE (i) above, the aggregate amount of the principal component of all Capitalized Lease Liabilities incurred during such period by Holdco and its Restricted Subsidiaries; PROVIDED that Capital Expenditures shall not include (i) any such expenditures or any such principal component funded with (x) any Casualty

Proceeds, as permitted under CLAUSE (e) of SECTION 3.1.1, or (y) any Net Disposition Proceeds of any asset sale permitted under CLAUSE (c) of SECTION
7.2.9 or any asset sale of obsolete or worn out equipment permitted under SUBCLAUSE (a)(i) of SECTION 7.2.9 or (ii) any Investment made under SECTION
7.2.5 (other than pursuant to CLAUSE (d) thereof).

     "CAPITAL STOCK" means, with respect to any Person, (i) any and all shares, interests, participations, rights or other equivalents of or interests in (however designated) corporate or capital stock, including, without limitation, shares of preferred or preference stock of such Person, (ii) all partnership interests (whether general or limited) in such Person, (iii) all membership interests or limited liability company interests in such Person, and (iv) all other equity or ownership interests in such Person of any other type.

     "CAPITALIZED LEASE LIABILITIES" means, without duplication, all monetary obligations of Holdco or any of its Restricted Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "CASH EQUIVALENT INVESTMENT" means, at any time:

          (a) any evidence of Indebtedness, maturing not more than one year after such time, issued directly by the United States of America or any agency thereof or guaranteed by the United States of America or any agency thereof;

          (b) commercial paper, maturing not more than nine months from the date of issue, which is (i) rated at least A-l by S&P or P-l by Moody's, or
     (ii) issued by any Lender (or its holding company);

          (c) any time deposit, certificate of deposit or bankers acceptance, maturing not more than one year after such time, maintained with or issued by either (i) a commercial banking institution (including U.S. branches of foreign banking institutions) that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or (ii) any Lender;

          (d) short-term tax-exempt securities rated not lower than MIG-1/1+ by either Moody's or S&P with provisions for liquidity or maturity accommodations of 183 days or less;

          (e) repurchase agreements which (i) are entered into with any entity referred to in CLAUSE (b) or (c) above or any other financial institution whose unsecured long-term debt (or the unsecured long-term debt of whose holding company) is rated at least A- or better by S&P or Baa1 or better by Moody's and maturing not more than one year after such time and (ii) are secured by a fully perfected security interest in securities of the type referred to in CLAUSE (a) above which have a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such counterparty entity with whom such repurchase agreement has been entered into; or

          (f) any money market or similar fund not less than 95% of the assets of which are comprised of any of the items specified in CLAUSES (a) through
     (e) above and as to which withdrawals are permitted at least every 90 days; or

          (g) in the case of any Restricted Subsidiary of Holdco organized or having its principal place of business outside the United States, investments denominated in the currency of the jurisdiction in which such Subsidiary is organized or has its principal place of business which are similar to the items specified in CLAUSES (a) through (f) above.

     "CASUALTY EVENT" means the damage, destruction or condemnation, as the case may be, of property of Holdco or any of its Restricted Subsidiaries.

     "CASUALTY PROCEEDS" means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by Holdco or any of its Restricted Subsidiaries in connection therewith, but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a Lien on the property which is the subject of such Casualty Event which Lien
(x) is permitted by SECTION 7.2.3 and (y) has priority over the Liens securing the Obligations.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Information System List.

     "CERTIFICATE OF MERGER" means the Certificate of Merger relating to the Merger of Holdco and Merger Sub, as filed with the Secretary of State of Minnesota on the Closing Date.

     "CHANGE IN CONTROL" means (i) the failure of Holdco at any time to own, directly or indirectly, free and clear of all Liens and encumbrances (other than Liens of the types permitted to exist under CLAUSES (b), (d) and (g) of SECTION 7.2.3), all right, title and interest in 100% of the Voting Stock of the Company; (ii) the failure of the Equity Investors and their Affiliates and officers, directors, employees and Independent Contractors of Holdco and its Restricted Subsidiaries to own at least 51% (on a fully diluted basis) of the economic and voting interests in the Voting Stock of Holdco; (iii) the failure of the Equity Investors and their Affiliates and officers, directors, employees and Independent Contractors of Holdco and its Restricted Subsidiaries at any time to have the right to designate or nominate at least 51% of the Board of Directors of Holdco; (iv) the occurrence of a "change of control" as defined in the Senior Subordinated Bridge Note Agreement or the Senior Subordinated Note Indenture; or (v) the failure of the DLJMB Entities and their Affiliates to continue to own at least 50% of the economic and voting interests in the Voting Stock of Holdco owned by the DLJMB Entities and their Affiliates on the Closing Date.

     "CLOSING DATE" means the date of the initial Credit Extension, not to be later than December 31, 1999.

     "CLOSING DATE CERTIFICATE" means a certificate of an Authorized Officer of the Company substantially in the form of EXHIBIT D hereto, delivered pursuant to
SECTION 5.1.4.

     "CLOSING DATE DIVIDEND" is defined in the EIGHTH RECITAL.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMMITMENT" means, as the context may require, a Lender's Term-A Loan Commitment, Term-B Loan Commitment, Revolving Loan Commitment, Letter of Credit Commitment or the Swing Line Lender's Swing Line Loan Commitment.

     "COMMITMENT AMOUNT" means, as the context may require, the Term-A Loan Commitment Amount, the Term-B Loan Commitment Amount, the Revolving Loan Commitment Amount, the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount.

     "COMMITMENT LETTER" means the commitment letter, dated July 14, 1999, among the DLJMB Entities, the Arranger, the Syndication Agent and DLJ Bridge Finance, Inc., including all annexes and exhibits thereto.

     "COMMITMENT TERMINATION DATE" means, as the context may require, the Revolving Loan Commitment Termination Date or the Term Loan Commitment Termination Date.

     "COMMITMENT TERMINATION EVENT" means (i) the occurrence of any Event of Default described in CLAUSES (b) through (d) of SECTION 8.1.9 with respect to any Obligor (other than Immaterial Subsidiaries), or (ii) the occurrence and continuance of any other Event of Default and either (x) the declaration of the Loans or other Obligations to be due and payable pursuant to SECTION 8.3, or (y) in the absence of such declaration, the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Company that the Commitments have been terminated.

     "COMMON EQUITY CONTRIBUTION" is defined in the fourth recital.

     "COMPANY" is defined in the PREAMBLE.

     "COMPANY PLEDGE AGREEMENT" means the Pledge Agreement executed and delivered by an Authorized Officer of the Company pursuant to CLAUSE (a) of
SECTION 5.1.7, substantially in the form of EXHIBIT G-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "COMPLIANCE CERTIFICATE" means a certificate duly completed and executed by an Authorized Officer of the Company, substantially in the form of EXHIBIT E hereto.

     "CONTINGENT LIABILITY" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

     "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Company, substantially in the form of EXHIBIT C hereto.

     "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with Holdco, are treated as a single employer under SECTION 414(b) OR 414(c) of the Code or Section 4001 of ERISA, or, for purposes of SECTION 412 of the Code, Section 414(m) or Section 414(o) of the Code.

     "CREDIT EXTENSION" means, as the context may require, (i) the making of a Loan by a Lender, or (ii) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any previously issued Letter of Credit, by an Issuer.

     "CREDIT EXTENSION REQUEST" means, as the context may require, any Borrowing Request or Issuance Request.

     "CURRENT ASSETS" means, on any date, without duplication, all assets which, in accordance with GAAP, would be included as current assets on a consolidated balance sheet of Holdco and its Restricted Subsidiaries at such date as current assets (excluding, however, amounts due and to become due from Affiliates of Holdco which have arisen from transactions which are other than arm's-length and in the ordinary course of its business).

     "CURRENT LIABILITIES" means, on any date, without duplication, all amounts which, in accordance with GAAP, would be included as current liabilities on a consolidated balance sheet of Holdco and its Restricted Subsidiaries at such date, excluding current maturities of Indebtedness.

     "DEBT" means, without duplication, the outstanding principal amount of all Indebtedness of Holdco and its Restricted Subsidiaries that (i) is of the type referred to in CLAUSE (a), (b) (other than undrawn trade letters of credit and undrawn letters of credit in respect of workers' compensation, insurance, performance and surety bonds and similar obligations, in each case incurred in the ordinary course of business) or (c) of the definition of "Indebtedness" and
(ii) any Contingent Liability in respect of any of the foregoing types of Indebtedness.

     "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would, unless cured or waived, constitute an Event of Default.

     "DISBURSEMENT" is defined in SECTION 2.6.2.

     "DISBURSEMENT DATE" is defined in SECTION 2.6.2.

     "DISBURSEMENT DUE DATE" is defined in SECTION 2.6.2.

     "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto as
SCHEDULE I, as it may be amended, supplemented or otherwise modified from time to time by the Company with the written consent of the Required Lenders.

     "DLJ" is defined in the PREAMBLE.

     "DLJMB ENTITIES" is defined in the second recital.

     "DLJMB FEE LETTER" means the confidential fee letter, dated as of July 14, 1999, among the DLJMB Entities, the Arranger, the Syndication Agent and DLJ Bridge Finance, Inc.

     "DOCUMENTATION AGENT" means Wells Fargo Bank, N.A., in its capacity as documentation agent under this Agreement.

     "EBITDA" means, for any applicable period, subject to CLAUSE (B) of SECTION 1.4, the sum (without duplication) for Holdco and its Restricted Subsidiaries on a consolidated basis of

          (a)  Net Income,

     PLUS

          (b)  the amount deducted in determining Net Income representing
     (i) net periodic post-retirement benefits paid in cash and (ii) non-cash charges or expenses, including depreciation and amortization (excluding any non-cash charges representing an accrual of or reserve for cash charges to be paid within the next twelve months and any non-cash charges representing reversals of items increasing Net Income in any prior period),

     PLUS

          (c) the amount deducted in determining Net Income representing income taxes (whether paid or deferred),

     PLUS

          (d) the amount deducted in determining Net Income representing (i) Interest Expense, (ii) the payment of management bonuses and the purchase of stock options on or prior to April 30, 2000 in connection with the Transaction, and (iii) other fees, expenses and financing costs incurred in connection with the Transaction,

     PLUS

          (e) the amount deducted in determining Net Income representing any net loss realized in connection with any sale, lease, conveyance or other disposition of any asset (other than in the ordinary course of business or from Holdco or any of its Restricted Subsidiaries to Holdco or any of its Restricted Subsidiaries) or any extraordinary or non-recurring loss,

     MINUS

          (f) the amount included in determining Net Income representing any net gain realized in connection with any sale, lease, conveyance or other disposition of any asset (other than in the ordinary course of business or from Holdco or any of its Restricted Subsidiaries to Holdco or any of its Restricted Subsidiaries) or any extraordinary gain.

     "ENVIRONMENTAL LAWS" means all applicable federal, state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to the protection of the environment or the effect of the environment on human health and safety, all as amended or hereafter amended.

     "EQUITY INVESTORS" is defined in the second recital.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "EVENT OF DEFAULT" is defined in SECTION 8.1.

     "EXCESS CASH FLOW" means, for any applicable period, the excess (if any), of

          (a)  EBITDA for such applicable period;

     OVER

          (b)  the sum, without duplication (for such applicable period) of

               (i) the cash portion of Interest Expense (net of interest income) for such applicable period;

     PLUS

               (ii) scheduled payments, to the extent actually made, of the principal amount of the Term Loans and scheduled payments and optional and mandatory prepayments of the principal of any other funded Debt (including Capitalized Lease Liabilities) and mandatory prepayments of the principal amount of Revolving Loans pursuant to CLAUSE (f) of SECTION 3.1.1 in connection with a reduction of any Revolving Loan Commitment Amount, in each case to the extent actually made and for such applicable period;

     PLUS

               (iii) all federal, state and foreign income taxes actually paid in cash by Holdco and its Restricted Subsidiaries for such applicable period;

     PLUS

               (iv) Capital Expenditures actually made during such applicable period pursuant to CLAUSE (a) of SECTION 7.2.7 (excluding Capital Expenditures constituting Capitalized Lease Liabilities and by way of the incurrence of Indebtedness permitted pursuant to CLAUSE (c) of SECTION 7.2.2 to a vendor of any assets permitted to be acquired pursuant to SECTION 7.2.7 to finance the acquisition of such assets);

     PLUS

               (v) the amount of the net increase (if any) of Current Assets, other than cash and Cash Equivalent Investments, over Current Liabilities of Holdco and its Restricted Subsidiaries for such applicable period;

     PLUS

               (vi) Investments permitted and actually made, in cash, pursuant to clauses (d), (m) and (n) of SECTION 7.2.5 during such applicable period (excluding Investments financed with the proceeds of the issuance of any Capital Stock or Indebtedness other than Revolving Loans);

     PLUS

               (vii) amounts paid in cash in respect of periodic post-retirement benefits (whether or not previously accrued).

     "EXCLUDED EQUITY PROCEEDS" means any proceeds received by Holdco or the Company from the sale or issuance by such Person of its Capital Stock or any warrants or options in respect of any such Capital Stock or the exercise of any such warrants or options, in each case pursuant to any such sale, issuance or exercise constituting or resulting from (i) capital contributions to, or Capital Stock issuances by, Holdco or the Company, including without limitation, the issuance of the Preferred Stock and any such issuance as payment of accrued dividends on the Preferred Stock (exclusive of any such contribution or issuance resulting from a Public Offering or a widely distributed private offering exempted from the registration requirements of Section 5 of the Securities Act of 1933, as amended, other than any such issuances the proceeds of which are required to be and are applied to refinance the Senior Subordinated Bridge Notes then outstanding in accordance with their terms), (ii) any subscription agreement, employment agreement, incentive plan or similar arrangement with any officer, employee, director or Independent Contractor of Holdco or any of its Subsidiaries, (iii) any loan made by Holdco or any of its Subsidiaries pursuant to CLAUSE (g) of SECTION 7.2.5, (iv) the sale of any Capital Stock of Holdco to any officer, director, employee or Independent Contractor described in clause
(ii) above, (v) the Common Equity Contribution or the Preferred Equity Contribution, (vi) the exercise of the Warrants, the Bridge Warrants or any options or warrants issued to any officer, employee, director or Independent Contractor described in clause (ii) above, (vii) the issuance of preferred stock referred to in clause (iii) of the definition of Preferred Stock in exchange for preferred stock referred to in clause (ii) of the definition of Preferred Stock.

     "EXISTING DEBT" means indebtedness under (i) the Credit Agreement dated as of November 25, 1996 among U.S. Bank National Association, as Agent and as a Bank, Norwest Bank Minnesota, National Association, and Holdco, as amended, other than any Existing Letters of Credit, (ii) the Note Purchase Agreement, dated as of October 25, 1996 among Holdco, Massachusetts Mutual Life Insurance Company and CM Life Insurance Company, (iii) the Loan

Agreement, dated as of July 1, 1990 between May Printing Company and Minnesota Agricultural and Economic Development Board, amended as of December 31, 1993, as amended, (iv) the Bond Purchase Agreement dated as of June 26, 1998 between Dougherty Summit Securities LLC and Piper Jaffray Inc., and (v) the Guaranty of Loan Obligations of May Printing Company by Holdco in favor of Minnesota Agricultural and Economic Development Board, dated as of December 31, 1993.

     "EXISTING LETTERS OF CREDIT" means those letters of credit which (i) are outstanding on the Closing Date, (ii) have been disclosed on ITEM 7.2.2(a) ("Ongoing Indebtedness") of the Disclosure Schedule and (iii) have been issued by a Lender or one of its affiliates.

     "EXPENSE PAYMENT" is defined in SECTION 7.1.9.

     "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

          (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

          (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

     "FEE LETTER" means, as the context may require, the DLJMB Fee Letter or the Administrative Agent Fee Letter.

     "FISCAL QUARTER" means any quarter of a Fiscal Year.

     "FISCAL YEAR" means any twelve month period ending on January 31 of any calendar year.

     "FIXED CHARGE COVERAGE RATIO" means, at the end of any Fiscal Quarter, subject to CLAUSE (b) of SECTION 1.4, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of

          (a)  EBITDA for all such Fiscal Quarters

     TO

          (b)  the sum (without duplication) of

               (i) Capital Expenditures actually made during all such Fiscal Quarters pursuant to CLAUSE (a) of SECTION 7.2.7 (excluding Capital Expenditures constituting Capitalized Lease Liabilities and by way of the incurrence of Indebtedness permitted pursuant to CLAUSE (c) of SECTION 7.2.2 to a vendor of any assets permitted to be acquired pursuant to SECTION 7.2.7 to finance the acquisition of such assets);

     PLUS

               (ii) the cash portion of Interest Expense (net of interest income) for all such Fiscal Quarters, provided that for the first three Fiscal Quarters ending after the Closing Date, Interest Expense shall be determined on an Annualized basis;

     PLUS

               (iii) all scheduled payments of principal of the Term Loans and other funded Debt (including the principal portion of any Capitalized Lease Liabilities) of Holdco and its Restricted Subsidiaries during all such Fiscal Quarters, provided that for the first three Fiscal Quarters ending after the Closing Date, such payments shall be determined on an Annualized basis;

     PLUS

               (iv) cash income taxes actually paid or payable by Holdco and its Restricted Subsidiaries for all such Fiscal Quarters.

     "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

     "GAAP" is defined in SECTION 1.4.

     "HAZARDOUS MATERIAL" means

          (a)  any "hazardous substance", as defined by CERCLA;

          (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

          (c)  any petroleum product; or

          (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable Environmental Laws.

     "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities of such Person under interest rate or currency swap agreements, interest or exchange rate cap agreements and interest or exchange rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates, currency exchange rates or commodity prices.

     "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "HOLDCO" is defined in the preamble.

     "HOLDCO PLEDGE AGREEMENT" means the Pledge Agreement executed and delivered by an Authorized Officer of Holdco pursuant to CLAUSE (a) of SECTION 5.1.7, substantially in the form of EXHIBIT I hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "IMMATERIAL SUBSIDIARY" means each Subsidiary of Holdco that (a) accounted for no more than 3% of the consolidated gross revenues of Holdco and its Restricted Subsidiaries for the most recently completed Fiscal Quarter with respect to which, pursuant to SECTION 7.1.1(a) or 7.1.1(b), financial statements have been, or are required to have been, delivered by the Company on or before the date as of which any such determination is made, as reflected in such financial statements; and (b) has assets which represent no more than 3% of the consolidated gross assets of Holdco and its Restricted Subsidiaries as of the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to SECTION 7.1.1(a) or 7.1.1(b), financial statements have been, or are required to have been, delivered by the Company on or before the date as of which any such determination is made, as reflected in such financial statements.

     "IMPERMISSIBLE QUALIFICATION" means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification
(i) which is of a "going concern" or similar nature, (ii) which relates to the limited scope of examination of matters relevant to such financial statement (except, in the case of matters relating to any acquired business or assets, in respect of the period prior to the acquisition by such Obligor of such business or assets), or (iii) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Company to be in default of any of its obligations under SECTION 7.2.4.

     "INCLUDING" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of EJUSDEM GENERIS shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     "INDEBTEDNESS" of any Person means, without duplication:

          (a) all obligations of such Person for borrowed money or for the deferred purchase price of property or services (exclusive of (i) deferred purchase price arrangements in the nature of open or other accounts payable owed to suppliers on normal terms in connection with the purchase of goods and services in the ordinary course of business and (ii) usual and customary compensation arrangements in the ordinary course of business for officers, employees, directors and Independent Contractors) and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

          (c)  all Capitalized Lease Liabilities;

          (d)  net liabilities of such Person under all Hedging Obligations;

          (e) whether or not so included as liabilities in accordance with GAAP, all Indebtedness of the types referred to in CLAUSES (a) through
     (d) above (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including Indebtedness arising under conditional sales or other title retention agreements), whether or not such Indebtedness shall have been assumed by such Person or is limited in recourse; PROVIDED, HOWEVER, that, to the extent such Indebtedness is limited in recourse to the assets securing such Indebtedness, the amount of such Indebtedness shall be limited to the fair market value of such assets; and

          (f) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer (to the extent such Person is liable for such Indebtedness).

     "INDEMNIFIED LIABILITIES" is defined in SECTION 11.4.

     "INDEMNIFIED PARTIES" is defined in SECTION 11.4.

     "INDEPENDENT CONTRACTOR" means individuals or personal service corporations that provide consulting or related services to the Company and its Subsidiaries on a regular or continuing basis.

     "INTERCOMPANY LOAN" is defined in the EIGHTH RECITAL.

     "INTERCOMPANY NOTE" is defined in the EIGHTH RECITAL.

     "INTEREST COVERAGE RATIO" means, at the end of any Fiscal Quarter, subject to CLAUSE (b) of SECTION 1.4, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of:

          (a)  EBITDA (for all such Fiscal Quarters)

     TO

          (b) the cash portion of Interest Expense (net of interest income) (for all such Fiscal Quarters; PROVIDED that for the first three Fiscal Quarters ending after the Closing Date, Interest Expense shall be determined on an Annualized basis).

     "INTEREST EXPENSE" means, for any period, the aggregate consolidated interest expense of Holdco and its Restricted Subsidiaries for such period, as determined in accordance with GAAP, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense, but excluding (to the extent included in interest expense) up-front fees and expenses and the amortization of all deferred financing costs.

     "INTEREST PERIOD" means, as to any LIBOR Loan, the period commencing on the Borrowing date of such Loan or on the date on which the Loan is converted into or continued as a LIBOR Loan, and ending on the date one, two, three, six or, if available in the Administrative Agent's reasonable determination, nine or twelve months thereafter as selected by the Company in its Borrowing Request or its Conversion/Continuation Notice; PROVIDED HOWEVER that:

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

               (iii) no Interest Period for any Loan shall extend beyond the Stated Maturity Date for such Loan;

               (iv) no Interest Period applicable to a Term Loan or portion thereof shall extend beyond any date upon which is due any scheduled principal payment in respect of the Term Loans unless the aggregate principal amount of Term Loans represented by Base Rate Loans, or by LIBOR Loans having Interest Periods that will expire on or before such date, equals or exceeds the amount of such principal payment; and

               (v) there shall be no more than 20 Interest Periods in respect of Loans in effect at any one time;

PROVIDED, that (i) with respect to each Borrowing of Term Loans consisting of LIBOR Loans made on the Closing Date, Interest Period means the period commencing on (and including) the Business Day on which such Borrowing is made and ending on (but excluding) January 31, 2000 and (ii) with respect to each Borrowing of Term-A Loans or Term-B Loans consisting of LIBOR Loans that are made pursuant to CLAUSE (b) or (d) of SECTION 2.1.1, the initial Interest Periods shall be the periods commencing on (and including) the Business Day on which such Borrowing is made and, in proportion to the aggregate principal amounts of Term-A Loans or Term-B Loans, as the case may be, outstanding immediately prior to such Borrowing, ending on (but excluding) the last day of each Interest Period outstanding with respect to Term-A Loans or Term-B Loans consisting of LIBOR Loans, as the case may be, that are outstanding immediately prior to such Borrowing.

     "INVESTMENT" means, relative to any Person, (i) any loan or advance made by such Person to any other Person (excluding commission, travel, relocation and similar advances to officers, directors and employees (or individuals acting in similar capacities) made in the ordinary course of business), or (ii) any investment, contribution or similar transfer made by such Person for purposes of acquiring or maintaining any ownership or similar interest in another Person or a business of another Person (whether through the ownership or acquisition of Capital Stock, revenues or profits or otherwise, including by way of merger, consolidation or otherwise). The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such transfer or exchange.

     "INVESTORS AGREEMENT" means the Investors Agreement dated as of November 23, 1999 among Holdco, the Equity Investors, DLJ Investment Partners II, L.P., and the other holders of warrants and common stock of Holdco party thereto.

     "ISSUANCE REQUEST" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Company, substantially in the form of EXHIBIT B-2 hereto.

     "ISSUER" means (i) U.S. Bank National Association, in its capacity as issuer of Letters of Credit, and (ii) any other Lender as may be designated by the Company (and consented to by the Agents and such Lender, such consent by the Agents not to be unreasonably withheld) in its capacity as issuer of Letters of Credit.

     "LENDER ASSIGNMENT AGREEMENT" means a Lender Assignment Agreement substantially in the form of EXHIBIT J hereto.

     "LENDERS" is defined in the PREAMBLE.

     "LETTER OF CREDIT" is defined in SECTION 2.1.3.

     "LETTER OF CREDIT COMMITMENT" means, with respect to any Issuer, such Issuer's obligation to issue Letters of Credit pursuant to SECTION 2.1.3 and, with respect to each of the other Lenders that has a Revolving Loan Commitment, the obligation of each such Lender to participate in such Letters of Credit pursuant to SECTION 2.6.1.

     "LETTER OF CREDIT COMMITMENT AMOUNT" means, on any date, a maximum amount of $15,000,000, as such amount may be reduced from time to time pursuant to
SECTION 2.2.

     "LETTER OF CREDIT OUTSTANDINGS" means, on any date, an amount equal to the sum of

          (a) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit,

     PLUS

          (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations in respect of such Letters of Credit.

     "LEVERAGE RATIO" means, at the end of any Fiscal Quarter, subject to CLAUSE (b) of SECTION 1.4, the ratio of

          (a) total Debt (less cash and Cash Equivalent Investments) of Holdco and its Restricted Subsidiaries on a consolidated basis outstanding at such time;

     TO

          (b) EBITDA for the period of four consecutive Fiscal Quarters ended on such date.

     "LIBOR" means, relative to any Interest Period for LIBOR Loans, the applicable London interbank offered rate for deposits in U.S. Dollars appearing on Dow Jones Markets (Telerate Page 3750) as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period; provided that, if Dow Jones Markets (Telerate Page 3750) is not available for any reason, LIBOR for the relevant Interest Period shall instead be the applicable London interbank offered rate for deposits in U.S. Dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period.

     "LIBOR LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to LIBOR.

     "LIBOR (RESERVE ADJUSTED)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBOR Loan for any Interest Period, the rate of interest per annum (rounded upwards to the next 1/100th of 1%) determined by the Administrative Agent as follows:


                  LIBOR          =                LIBOR
            (Reserve Adjusted)       -------------------------------
                                     1.00 - LIBOR Reserve Percentage

     LIBOR (Reserve Adjusted) for any Interest Period for LIBOR Loans will be adjusted automatically as to all LIBOR Loans that are then outstanding as of the effective date of any change in the LIBOR Reserve Percentage.

     "LIBOR OFFICE" means, relative to any Lender (i) the office of such Lender designated as such on SCHEDULE II hereto or designated in the Lender Assignment Agreement pursuant to which such Lender became a Lender hereunder, or (ii) such other office of such Lender as shall be so designated from time to time by notice from such Lender to the Company and the Administrative Agent, which shall be making or maintaining LIBOR Loans of such Lender hereunder.

     "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBOR Loans, the percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the F.R.S. Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the F.R.S. Board).

     "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or any filing or recording of any instrument or document in respect of the foregoing, to secure payment of a debt or performance of an obligation or any other priority or preferential treatment of any kind or nature whatsoever that has the practical effect of creating a security interest in property.

     "LOAN" means, as the context may require, a Revolving Loan, a Term-A Loan, a Term-B Loan or a Swing Line Loan, in each case of any type.

     "LOAN DOCUMENT" means this Agreement, the Notes, the Letters of Credit, each Rate Protection Agreement relating to Hedging Obligations of the Company or any of its Restricted Subsidiaries, each Borrowing Request, each Issuance Request, each Fee Letter, each Pledge Agreement, the Subsidiary Guaranty, each Mortgage (upon execution and delivery thereof), the Security Agreement and each other agreement, document or instrument delivered in connection with this Agreement or any other Loan Document, whether or not specifically mentioned herein or therein.

     "MATERIAL ADVERSE EFFECT" means (a) a material adverse effect on the condition (financial or otherwise), business, assets, results of operations or prospects of Holdco and its Restricted Subsidiaries, taken as a whole, but excluding, for purposes of the initial Credit Extension only, (i) any change resulting from general economic conditions and (ii) with respect to the agreements set forth on Schedule 3.04 to the Merger Agreement, any changes arising out of the Transaction and the public announcement thereof, (b) a material impairment of the ability of the Company or any other Obligor to perform its respective material obligations under the Loan Documents to which it is or will be a party, or (c) an impairment of the validity or enforceability of, or a material impairment of the rights, remedies or benefits available to each Issuer, the Agents or the Lenders under, this Agreement or any other Loan Document.

     "MATERIAL DOCUMENTS" means the Merger Agreement, the Organic Documents of Holdco and of the Company, the Administrative Services Agreement, the Warrants, the Intercompany Note and any other documents evidencing the Intercompany Loan, the Investors Agreement, and, if entered into or issued, and for long as they shall remain outstanding, the Senior Subordinated Bridge Note Agreement, the Senior Subordinated Bridge Notes, the Senior Subordinated Note Indenture, the Senior Subordinated Notes and the Bridge Warrants, each as amended, supplemented, amended and restated or otherwise modified from time to time as permitted in accordance with the terms hereof or of any other Loan Document.

     "MERGER" is defined in the SECOND RECITAL.

     "MERGER AGREEMENT" means the Agreement and Plan of Merger, dated as of July 14, 1999, as amended on or prior to the Closing Date (and as it may be further amended, supplemented, amended and restated or otherwise modified from time to time in accordance with SECTION 7.2.10) between Holdco and Merger Sub.

     "MERGER SUB" is defined in the FIRST RECITAL.

     "MERRILL BUSINESS" is defined in SECTION 7.2.1.

     "MOODY'S" means Moody's Investors Service, Inc.

     "MORTGAGE" means, collectively, each Mortgage or Deed of Trust executed and delivered pursuant to the terms of this Agreement, including CLAUSE (b) of
SECTION 7.1.8 or 7.1.12, in form and substance reasonably satisfactory to the Agents.

     "NET DEBT PROCEEDS" means, with respect to the incurrence, sale or issuance by Holdco or any of its Restricted Subsidiaries of any Debt (other than Debt incurred as part of the Transaction and other Debt permitted by SECTION 7.2.2 as in effect on the date hereof (including without limitation the proceeds from the sale of the Senior Subordinated Notes applied to the refinancing of the Senior Subordinated Bridge Notes)), the EXCESS of:

          (a) the gross cash proceeds received, directly or indirectly, by Holdco or any of its Restricted Subsidiaries from such incurrence, sale or issuance,

     OVER

          (b) the sum (without duplication) of (i) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such incurrence, sale or issuance and (ii) in the case of any Debt incurred, sold or issued by any Non-U.S. Subsidiary, any taxes or other costs or expenses resulting from repatriating any such proceeds to the United States.

     "NET DISPOSITION PROCEEDS" means, with respect to any sale, transfer or other disposition of any assets of Holdco or any of its Restricted Subsidiaries (other than transfers made as part of the Transaction and other sales permitted pursuant to CLAUSE (a), (b), (d) or (e) of SECTION 7.2.9, but including any sale or issuance of Capital Stock of any such Restricted Subsidiary to any Person other than Holdco or any of its Subsidiaries), the excess of:

          (a) the gross cash proceeds received, directly or indirectly, by Holdco or any of its Restricted Subsidiaries from any such sale, transfer or other disposition and any cash payments received in respect of promissory notes or other non-cash consideration delivered to Holdco or such Restricted Subsidiary in respect thereof,

     LESS

          (b) the sum (without duplication) of (i) all reasonable and customary fees and expenses with respect to legal, investment banking, brokerage, accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale, transfer or other disposition, (ii) all taxes and other governmental costs and expenses actually paid or estimated by the Company (in good faith) to be payable in cash in connection with such sale, transfer or other disposition (including, in the event of a transfer, sale or other disposition of non-U.S. assets, any such taxes or other costs or expenses resulting from repatriating any such proceeds to the U.S.), (iii) payments made by Holdco or any of its Restricted Subsidiaries to retire Indebtedness (other than the Loans) of Holdco or any of its Restricted Subsidiaries where payment of such Indebtedness is required in connection with such sale, transfer or other disposition and
     (iv) reserves for purchase price adjustments and retained fixed liabilities reasonably expected to be payable by Holdco and its Restricted Subsidiaries in cash in connection therewith;

PROVIDED, HOWEVER, that if, after the payment of all taxes, purchase price adjustments and retained fixed liabilities with respect to such sale, transfer or other disposition, the amount of estimated taxes, purchase price adjustments and retained fixed liabilities, if any, pursuant to CLAUSE (b)(ii) or (b)(iv) above exceeded the tax, purchase price adjustment and retained fixed liability amount actually paid in cash in respect of such sale, transfer or other disposition, the aggregate amount of such excess shall, at such time, constitute Net Disposition Proceeds.

     "NET EQUITY PROCEEDS" means with respect to any sale or issuance by the Company or Holdco to any Person of any Capital Stock of the Company or Holdco, as the case may be, or any warrants or options with respect to any such Capital Stock or the exercise of any such warrants or options after the Closing Date (exclusive of any such proceeds constituting Excluded Equity Proceeds) the EXCESS of:

          (a) the gross cash proceeds received by Holdco or the Company from such sale, exercise or issuance,

     OVER

          (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage, accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale or issuance.

     "NET INCOME" means, for any period, the net income of Holdco and its Restricted Subsidiaries for such period on a consolidated basis, as determined in accordance with GAAP.

     "NON-CONSENTING LENDER" means any Lender that, in response to any request by the Company or the Administrative Agent to a departure from, waiver of or amendment to any provision of any Loan Document that requires the agreement of all Lenders or all Lenders with respect to a particular Tranche, which departure, waiver or amendment receives the consent of the Required Lenders or the holders of a majority of the Commitments or (if the applicable Commitments in respect of such Tranche shall have expired or been terminated) outstanding Credit Extensions in respect of such Tranche, as the case may be, shall not have given its consent to such departure, waiver or amendment.

     "NON-FUNDING LENDER" means a Lender that shall have failed to fund any Loan hereunder that it was required to have funded in accordance with the terms hereof, which Loan was included in any Borrowing in respect of which a majority of the aggregate principal amount of all Loans included in such Borrowing were funded by the Lenders party thereto.

     "NON-RECOURSE DEBT" means Indebtedness (i) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of Holdco or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity, and (ii) as to which the lenders have been notified in writing that they will not have any recourse to the Capital Stock or assets of Holdco or any of its Restricted Subsidiaries (other than Capital Stock of Unrestricted Subsidiaries pledged by Holdco or a Restricted Subsidiary of Holdco to secure Debt of such Unrestricted Subsidiary); PROVIDED, HOWEVER, that in no event shall Indebtedness of any Unrestricted Subsidiary fail to be Non-Recourse Debt solely as a result of any default provisions contained in a guarantee thereof by Holdco or any of its Restricted Subsidiaries if Holdco or such Restricted Subsidiary was otherwise permitted to incur such guarantee under this Agreement.

     "NON-U.S. LENDER" means any Lender (including each Assignee Lender) that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, (iii) an estate that is subject to U.S. federal income taxation regardless of the source of its income or (iv) a trust treated as a U.S. person under SECTION 7701(a)(30)(E) of the Code and the regulations promulgated thereunder.

     "NON-U.S. SUBSIDIARY" means a Subsidiary of Holdco that is not a U.S. Subsidiary.

     "NOTE" means, as the context may require, a Revolving Note, a Term-A Note, a Term-B Note or a Swing Line Note.

     "OBLIGATIONS" means all obligations (monetary or otherwise) of the Company and the other Obligors arising under or in connection with this Agreement, any Rate Protection Agreement, any Note, any Letter of Credit and any other Loan Document.

     "OBLIGOR" means the Company or any other Person (other than any Agent, the Arranger, any Issuer, the Swing Line Lender or any Lender) obligated under any Loan Document.

     "ORGANIC DOCUMENT" means, relative to any Obligor, its certificate of incorporation and by-laws or other constitutive documents and all shareholder agreements, voting trusts and similar arrangements to which such Obligor is a party applicable to any of its authorized shares of Capital Stock.

     "PARTICIPANT" is defined in SECTION 11.11.2.

     "PBGC" means the Pension Benefit Guaranty Corporation and any successor entity.

     "PENSION PLAN" means a "pension plan", as such term is defined in SECTION 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in SECTION 4001(a)(3) of ERISA), and to which Holdco or any corporation, trade or business that is, along with Holdco, a member of a Controlled Group, has or within the prior six years has had any liability, including any liability by reason of having been a substantial employer within the meaning of SECTION 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under SECTION 4069 of ERISA.

     "PERCENTAGE" means, relative to any Lender, the applicable percentage relating to Term-A Loans, Term-B Loans, or Revolving Loans, as the case may be, as set forth opposite its name on SCHEDULE II hereto under the applicable column heading or set forth in Lender Assignment Agreement(s) under the applicable column heading, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to SECTION 11.11 or pursuant to CLAUSE (b) or CLAUSE (d) of SECTION 2.1.1 or CLAUSE (c) of SECTION 2.1.2. A Lender shall not have any Commitment to make Revolving Loans, Term-A Loans or Term-B Loans (as the case may be) if its percentage under the applicable column heading or in the applicable Lender Assignment Agreement is zero.

     "PERMITTED NEGATIVE PLEDGE INDEBTEDNESS" is defined in CLAUSE (b) of
SECTION 7.2.12.

     "PERSON" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency, limited liability company or any other entity, whether acting in an individual, fiduciary or other capacity.

     "PLAN" means any Pension Plan or Welfare Plan.

     "PLEDGE AGREEMENT" means, as the context may require, the Company Pledge Agreement, the Holdco Pledge Agreement or the Subsidiary Pledge Agreement.

     "PREFERRED STOCK" means (i) Merger Sub's 14.5% Senior Preferred Stock due 2011 issued pursuant to the Preferred Equity Contribution having the terms and conditions set forth in the Certificate of Designations of 14.5% Senior Preferred Stock due 2011, a copy of which has been distributed to the Lenders,
(ii) preferred stock of Holdco having the same terms and conditions into which such Preferred Stock of Merger Sub is converted in the Merger, and (iii) preferred stock of Holdco issued in exchange for the preferred stock described in (ii) above prior to the first Dividend Payment Date (as defined in the Certificate of Designation of such preferred stock), identical in all respects to such preferred stock except that the liquidation value is reduced from $80.00 to $25.00, such exchange to be on the basis of 3.2 new $25.00 preferred shares for each existing $80.00 preferred share then held.

     "PREFERRED EQUITY CONTRIBUTION" is defined in the FOURTH RECITAL.

     "PRO FORMA BALANCE SHEET" is defined in clause (b) of SECTION 5.1.9.

     "PROXY STATEMENT" means Holdco's proxy statement/prospectus dated October 25, 1999 relating to the Merger.

     "PUBLIC OFFERING" means, for any Person, any sale after the Closing Date of the Capital Stock of such Person to the public pursuant to a primary offering registered under the Securities Act of 1933, as amended.

     "QUARTERLY PAYMENT DATE" means the last day of each of April, July, October and January, or, if any such day is not a Business Day, the next succeeding Business Day, commencing with January 31, 2000.

     "RATE PROTECTION AGREEMENT" means any interest rate swap, cap, collar or similar agreement permitted under this Agreement that is entered into by Holdco or any of its Restricted Subsidiaries and under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an affiliate of a Lender.

     "RECAPITALIZATION" is defined in the SECOND RECITAL.

     "REFINANCING" is defined in SECTION 7.1.9.

     "REFUNDED SWING LINE LOANS" is defined in clause (b) of SECTION 2.3.2.

     "REGISTER" is defined in clause (b) of SECTION 2.7.

     "REIMBURSEMENT OBLIGATION" is defined in SECTION 2.6.3.

     "REINSTATEMENT DATE" is defined in SECTION 4.1.

     "RELEASE" means a "RELEASE", as such term is defined in CERCLA.

     "REPLACEMENT LENDER" is defined in SECTION 4.11.

     "REPLACEMENT NOTICE" is defined in SECTION 4.11.

     "REQUIRED LENDERS" means, at any time, (a) prior to the date of the making of the initial Credit Extension hereunder, Lenders having at least a majority of the sum of the Revolving Loan Commitments, Term-A Loan Commitments and Term-B Loan Commitments, and (b) on and after the date of the initial Credit Extension, Lenders holding at least a majority of the Total Exposure Amount.

     "RESOURCE CONSERVATION AND RECOVERY ACT" means the Resource Conservation and Recovery Act, 42 U.S.C. SECTION 6901, ET SEQ., as in effect from time to time.

     "RESTRICTED PAYMENTS" is defined in SECTION 7.2.6.

     "RESTRICTED SUBSIDIARY" means any Subsidiary of Holdco or the Company which is not designated as an Unrestricted Subsidiary.

     "RETAINED INTERESTS" is defined in the SECOND RECITAL.

     "REVOLVING LOAN" is defined in clause (a) of SECTION 2.1.2.

     "REVOLVING LOAN COMMITMENT" is defined in clause (a) of SECTION 2.1.2.

     "REVOLVING LOAN COMMITMENT AMOUNT" means $50,000,000, as such amount may be increased from time to time pursuant to CLAUSE (C) of SECTION 2.1.2 or reduced from time to time pursuant to SECTION 2.2.

     "REVOLVING LOAN COMMITMENT TERMINATION DATE" means the earliest of (i) the sixth anniversary of the Closing Date, (ii) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to SECTION
2.2 and (iii) the date on which any Commitment Termination Event occurs.

     "REVOLVING NOTE" means a promissory note of the Company payable to any Lender, substantially in the form of EXHIBIT A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing Indebtedness of the Company to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill,
Inc.

     "SECURED PARTIES" means, collectively, the Lenders, the Issuers, the Agents and all affiliates of the Lenders (or Persons that were, at the time they entered into such Loan Document, affiliates of the Lenders) which may be party to any Loan Document (including any Rate Protection Agreement); PROVIDED that no Obligor shall be a Secured Party.

     "SECURITY AGREEMENT" means the Security Agreement executed and delivered by an Authorized Officer of Holdco, the Company and each Restricted Subsidiary of the Company, substantially in the form of EXHIBIT F hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "SENIOR SUBORDINATED BRIDGE NOTE AGREEMENT" means that certain Securities Purchase Agreement, if any, pursuant to which the Senior Subordinated Bridge Notes, if any, are issued, as in effect on the date of execution of this Agreement and as such agreement may be amended from time to time thereafter to the extent permitted under SECTION 7.2.10.

     "SENIOR SUBORDINATED BRIDGE NOTES" means the senior subordinated increasing rate notes, if any, issued by Holdco on the Closing Date, which notes (i) are unsecured and subordinated to the Obligations, (ii) mature at least one year after the Closing Date; and (iii) provide that the maturity thereof will be automatically extended to the date which is eight and one-half years after the Closing Date, subject to satisfaction of certain conditions, as such notes may be amended from time to time thereafter to the extent permitted under SECTION 7.2.10.

     "SENIOR SUBORDINATED NOTE INDENTURE" means the senior subordinated note indenture, if any, executed by the Company and a trustee named thereunder pursuant to which the Senior Subordinated Notes, if any, are issued, as such indenture may be amended from time to time to the extent permitted under SECTION 7.2.10.

     "SENIOR SUBORDINATED NOTES" means the senior subordinated notes, if any, issued by Holdco, which notes shall be unsecured and shall not provide for any scheduled redemptions or prepayments or any sinking fund installment payments or maturities prior to a date which is eight and one-half years after the Closing Date, which shall have terms and conditions substantially as set forth in the Preliminary Offering Memorandum dated November 3, 1999 or otherwise in form and substance satisfactory to the Agents, as such notes may be amended from time to time to the extent permitted under SECTION 7.2.10. If the Senior Subordinated Notes described above are issued by Holdco other than pursuant to a registered public offering, "Senior Subordinated Notes" shall also refer to the registered securities, if any, having the same terms and conditions as the notes described above which are issued by the Company in exchange for such notes upon exercise of the customary registration rights accompanying such notes.

     "SHARES" is defined in SECTION 7.1.9.

     "SOLVENT" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person,
(b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and such Person is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

     "STATED AMOUNT" of each Letter of Credit means the total amount available to be drawn under such Letter of Credit upon the issuance thereof.

     "STATED EXPIRY DATE" is defined in SECTION 2.6.

     "STATED MATURITY DATE" means (i) in the case of any Revolving Loan, the sixth anniversary of the Closing Date, (ii) in the case of any Term-A Loan, the sixth anniversary of the Closing Date and (iii) in the case of any Term-B Loan, the eighth anniversary of the Closing Date, or, in each case, if such day is not a Business Day, the first Business Day following such day.

     "SUBJECT LENDER" is defined in SECTION 4.11.

     "SUBORDINATED INDEBTEDNESS" means the Senior Subordinated Bridge Notes and the Senior Subordinated Notes.

     "SUBORDINATION PROVISIONS" is defined in SECTION 8.1.11.

     "SUBSIDIARY" means, with respect to any Person, any corporation, partnership or other business entity of which more than 50% of the outstanding Capital Stock (or other ownership interest) having ordinary voting power to elect a majority of the board of directors, managers or other voting members of the governing body of such entity (irrespective of whether at the time Capital Stock (or other ownership interests) of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. For purposes of this Agreement and other Loan Documents, any Acquired Controlled Person that is not a "Subsidiary" of Holdco pursuant to the foregoing definition shall nonetheless be deemed to be a "Subsidiary" of Holdco for purposes of SECTIONS 6.1, 6.7, 6.9, 6.10, 6.11, 6.12, 7.1.2,
7.1.3, 7.1.4, 7.1.5, 7.1.6, 7.1.7(b), 7.2.1, 7.2.2, 7.2.3, 7.2.5, 7.2.6.
7.2.9, 7.2.11, 7.2.12 and 7.2.14 and, to the extent (and only to the extent) that it relates to any of the foregoing Sections, Article VIII.

     "SUBSIDIARY GUARANTOR" means, on the Closing Date, each U.S. Subsidiary that is a Restricted Subsidiary of Holdco (other than the Company) and thereafter, each Subsidiary that is a Restricted Subsidiary of Holdco that is required, pursuant to CLAUSE (a) of SECTION 7.1.7, to execute and deliver a supplement to the Subsidiary Guaranty.

      "SUBSIDIARY GUARANTY" means the Subsidiary Guaranty executed and delivered by an Authorized Officer of each Subsidiary Guarantor pursuant to SECTION 5.1.6, substantially in the form of EXHIBIT H hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "SUBSIDIARY PLEDGE AGREEMENT" means the Pledge Agreement executed and delivered by an Authorized Officer of each Restricted Subsidiary of Holdco (other than the Company), substantially in the form of EXHIBIT G-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "SWING LINE LENDER" means U.S. Bank National Association, in its capacity as Swing Line Lender hereunder.

     "SWING LINE LOAN" is defined in clause (b) of SECTION 2.1.2.

     "SWING LINE LOAN COMMITMENT" is defined in clause (b) of SECTION 2.1.2.

     "SWING LINE LOAN COMMITMENT AMOUNT" means $10,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

     "SWING LINE NOTE" means a promissory note of the Company payable to the Swing Line Lender, in the form of EXHIBIT A-4 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Company to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "SYNDICATION AGENT" is defined in the preamble.

     "TAXES" is defined in SECTION 4.6.

     "TERM-A LOAN" is defined in clause (a) of SECTION 2.1.1.

     "TERM-A LOAN COMMITMENT" is defined in clause (a) of SECTION 2.1.1.

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

     "TERM-A LOAN COMMITMENT AMOUNT" means $65,000,000, as such amount may be increased from time to time pursuant to CLAUSE (b) of SECTION 2.1.1.

     "TERM-A NOTE" means a promissory note of the Company payable to the order of any Lender, in the form of EXHIBIT A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Company to such Lender resulting from outstanding Term-A Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "TERM-B LOAN" is defined in clause (c) of SECTION 2.1.1.

     "TERM-B LOAN COMMITMENT" is defined in clause (c) of SECTION 2.1.1.

     "TERM-B LOAN COMMITMENT AMOUNT" means $155,000,000, as such amount may be increased from time to time pursuant to CLAUSE (d) of SECTION 2.1.1.

     "TERM-B NOTE" means a promissory note of the Company payable to the order of any Lender, in the form of EXHIBIT A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Company to such Lender resulting from outstanding Term-B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "TERM LOAN COMMITMENT TERMINATION DATE" means the earliest of (i) December 31, 1999, if the Term Loans have not been made on or prior to such date, (ii) the Closing Date (immediately after the making of the Term Loans on such date) and (iii) the date on which any Commitment Termination Event occurs.

     "TERM LOANS" means, collectively, the Term-A Loans and the Term-B Loans.

     "TOTAL EXPOSURE AMOUNT" means, at any time,

          (a) with respect to any provision of this Agreement other than the declaration of the acceleration of the maturity of all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable pursuant to SECTION 8.3, the sum of (i) the aggregate principal amount of all Term Loans outstanding at such time and (ii) (x) the Revolving Loan Commitment Amount, if there are any Revolving Loan Commitments then outstanding, or (y) if all Revolving Loan Commitments shall have expired or been terminated, the sum of (1) the aggregate principal amount of all Revolving Loans and Swing Line Loans outstanding at such time and (2) the Letter of Credit Outstandings at such time; and

          (b) with respect to the declaration of the acceleration of the maturity of all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable pursuant to SECTION 8.3, the sum of (i) the aggregate principal amount of all Loans outstanding at such time and (ii) the Letter of Credit Outstandings at such time.

     "TRANCHE" means, as the context may require, the Loans constituting Term-A Loans, Term-B Loans, Revolving Loans or Swing Line Loans.

     "TRANSACTION" means the Recapitalization, the Merger, the Asset Contribution, the Refinancing and the related financings and other transactions contemplated hereby, including without limitation, the Common Equity Contribution, the Preferred Equity Contribution, the Intercompany Loan and the issuance of the Preferred Stock, the Senior Subordinated Bridge Notes, if any, and the Senior Subordinated Notes, if any.

     "TRANSACTION DOCUMENTS" means each of the Material Documents and all other agreements, documents, instruments, certificates, filings, consents, approvals, board of directors resolutions and opinions furnished pursuant to or in connection with the Merger, the Common Equity Contribution, the Preferred Equity Contribution, the Intercompany Loan, the Asset Contribution, the issuance of the Senior Subordinated Bridge Notes or the Senior Subordinated Notes, as the case may be, and the transactions contemplated hereby or thereby, each as amended, supplemented, amended and restated or otherwise modified from time to time as permitted in accordance with the terms hereof or of any other Loan Document.

     "TYPE" means relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBOR Loan.

     "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; PROVIDED, that if, with respect to any financing statement or by reason of any mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Administrative Agent pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, UCC means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of this Agreement, each Loan Document and any financing statement relating to such perfection or effect of perfection or non-perfection..

     "UNITED STATES" or "U.S." means the United States of America, its fifty states and the District of Columbia.

     "UNRESTRICTED SUBSIDIARY" means any Subsidiary of Holdco (other than the Company) which is designated as an Unrestricted Subsidiary on ITEM 6.8 of the Disclosure Schedule or is designated by a resolution of the Board of Directors of the Company as an Unrestricted Subsidiary, but only to the extent that such
Subsidiary: (i) has no Indebtedness other than Non-Recourse Debt; (ii) is not party to any agreement, contract, arrangement or understanding with Holdco or any Restricted Subsidiary of Holdco unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to Holdco or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of Holdco; (iii) is a Person with respect to which none of Holdco nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Capital Stock or warrants, options or other rights to acquire Capital Stock or (b) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; and (iv) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of Holdco or any of its Restricted Subsidiaries. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes hereof. The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; PROVIDED that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of Holdco of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if no Default would be in existence following such designation.

     "U.S. DOLLAR" and "$" means the lawful currency of the United States.

     "U.S. SUBSIDIARY" means any Subsidiary of Holdco that is incorporated or organized in or under the laws of the United States or any state thereof.

     "VOTING STOCK" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or Persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

     "WAIVER" means an agreement in favor of the Agents for the benefit of the Lenders in form and substance reasonably satisfactory to the Agents.

     "WARRANTS" means (i) the warrants to purchase common stock of Merger Sub issued pursuant to the Preferred Equity Contribution, (ii) the warrants to purchase common stock of Holdco having the same terms and conditions as the warrants referred to in clause (i) above into which such warrants are to be converted in the Merger and (iii) the warrants to purchase common stock of Holdco issued in connection with the issuance of the Senior Subordinated Notes.

     "WELFARE PLAN" means a "welfare plan", as such term is defined in SECTION 3(1) of ERISA, and to which the Company has any liability.

     "WHOLLY-OWNED RESTRICTED SUBSIDIARY" means, with respect to Holdco, any Restricted Subsidiary all of the Capital Stock (and all rights and options to purchase such Capital Stock) of which, other than directors' qualifying shares, are owned, beneficially and of record, by Holdco and/or one or more Wholly-Owned Restricted Subsidiaries of Holdco.

          SECTION 1.2 USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each other Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

          SECTION 1.3 CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

          SECTION 1.4 ACCOUNTING AND FINANCIAL DETERMINATIONS.

          (a) Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under SECTION 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared, in accordance with those generally accepted accounting principles ("GAAP"), as in effect from time to time, applied on a basis consistent (except for changes concurred in by Holdco's independent public accountants and a description of which is provided by the Company to the Lenders) with the most recent audited consolidated financial statements of Holdco and its Restricted Subsidiaries delivered to the Lenders and, unless otherwise expressly provided herein, shall be computed or determined on a consolidated basis and without duplication; PROVIDED that (1) if the Company notifies the Administrative Agent and the Lenders of any change in GAAP from that in effect on January 31, 1999, not later than five Business Days prior to the delivery of any financial statements required under this Agreement which have been prepared on the basis of GAAP as so changed and (2) if the Company notifies the Administrative Agent that the Company wishes to amend any provision hereof to eliminate the effect of any such change in GAAP, or if the Administrative Agent notifies the Company that the Required Lenders wish to amend any provision hereof for such purpose, then such provision shall be applied, and all accounting determinations, interpretations and computations hereunder or under the other Loan Documents shall be made in accordance with GAAP, and all financial statements required to be delivered hereunder or thereunder shall include a reconciliation to GAAP, in each case as in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such provision is amended in a manner satisfactory to the Company and the Required Lenders.

          (b) For purposes of computing the Fixed Charge Coverage Ratio, Interest Coverage Ratio and Leverage Ratio (and any financial calculations required to be made or included within such ratios) as of the end of any Fiscal Quarter, all components of such ratios, including Capital Expenditures, in the case of any disposition, but excluding Capital Expenditures, in the case of any acquisition, for the period of four Fiscal Quarters ending at the end of such Fiscal Quarter shall include or exclude, as the case may be, without duplication, such components of such ratios attributable to any business or assets that have been acquired or disposed of by the Company or any of its Restricted Subsidiaries (including through mergers or consolidations) after the first day of such period of four Fiscal Quarters and prior to the end of such period, as determined in good faith by the Company on a pro forma basis for such period of four Fiscal Quarters as if such acquisition or disposition had occurred on such first day of such period (including, whether or not such inclusion would be permitted under GAAP or Regulation S-X of the Securities and Exchange Commission, cost savings that would have been realized had such acquisition occurred on such day).

                                     ARTICLE II
    COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES, NOTES AND LETTERS OF CREDIT

          SECTION 2.1 COMMITMENTS. On the terms and subject to the conditions of this Agreement (including SECTIONS 2.1.4, 2.1.5 and ARTICLE V),

          (a) each Lender severally agrees to make Loans (other than Swing Line Loans) pursuant to each of its Commitments, and the Swing Line Lender agrees to make Swing

Line Loans pursuant to the Swing Line Loan Commitment, in each case as described in this SECTION 2.1; and

          (b) each Issuer that has a Letter of Credit Commitment severally agrees that it will issue Letters of Credit pursuant to SECTION 2.1.3, and each other Lender that has a Revolving Loan Commitment severally agrees that it will purchase participation interests in such Letters of Credit pursuant to SECTION 2.6.1.

          SECTION 2.1.1. TERM LOAN COMMITMENTS. Subject to compliance by the Company with the terms of SECTIONS 2.1.4, 5.1, 5.2.1 and 5.2.2, on (but solely on) the Closing Date (which shall be a Business Day), each Lender that has a Percentage in excess of zero of the Term-A Loan Commitment or the Term-B Loan Commitment, as applicable, will make Term Loans to the Company as provided in this SECTION 2.1.1.

          (a) Each Lender having a Percentage of the Term-A Loan Commitment in excess of zero will make loans denominated in U.S. Dollars (relative to such Lender, and together with Loans made pursuant to CLAUSE (b) of this SECTION 2.1.1, its "TERM-A LOANS") to the Company equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Term-A Loans requested by the Company to be made on the Closing Date (with the commitment of each such Lender described in this CLAUSE (a) herein referred to as its "TERM-A LOAN COMMITMENT").

          (b) At any time prior to the sixth anniversary of the Closing Date that no Default has occurred and is continuing, the Company may, by notice to the Agents, request that, on the terms and subject to the conditions contained in this Agreement, the Lenders and/or other financial institutions not then a party to this Agreement that are satisfactory to the Agents provide additional Term-A Loans; PROVIDED that such additional Term-A Loans and all additional Term-B Loans and Revolving Loan Commitments made pursuant to CLAUSE (d) of this
SECTION 2.1.1 and CLAUSE (c) of SECTION 2.1.2 shall not exceed an aggregate amount of $30,000,000. Upon receipt of such notice, the Syndication Agent shall use all commercially reasonable efforts to arrange for the Lenders or other financial institutions to provide such additional Term-A Loans; PROVIDED that the Syndication Agent will first offer each of the Lenders that then has a Percentage of any Term-A Loans a pro rata portion (based upon the outstanding Term-A Loans at such time) of any such additional Term-A Loans. Alternatively, any Lender may commit to provide the full amount of the requested additional Term-A Loans and then offer portions of such additional Term-A Loans to the other Lenders or other financial institutions, subject to the proviso in the immediately preceding sentence. Nothing contained in this CLAUSE (b) or otherwise in this Agreement is intended to commit any Lender or any Agent to provide any portion of any such additional Term-A Loans. If and to the extent that any Lenders and/or other financial institutions agree, in their sole discretion, to provide any such additional Term-A Loans, (i) the total amount of Term-A Loans shall be increased by the amount of the additional Term-A Loans agreed to be so provided, (ii) the Percentages of the respective Lenders in respect of the Term-A Loans shall be proportionally adjusted and (iii) the Company shall execute and deliver any additional Notes or other amendments or modifications to this Agreement or any other Loan Document as the Agents may reasonably request.

          (c) Each Lender having a Percentage of the Term-B Loan Commitment in excess of zero will make loans denominated in U.S. Dollars (relative to such Lender, and together with Loans made pursuant to CLAUSE (d) of this SECTION 2.1.1, its "TERM-B LOANS") to the Company equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Term-B Loans requested by the Company to be made on the Closing Date (with the commitment of each such Lender described in this CLAUSE (c) herein referred to as its "TERM-B LOAN COMMITMENT").

          (d) At any time prior to the sixth anniversary of the Closing Date that no Default has occurred and is continuing, the Company may, by notice to the Agents, request that, on the terms and subject to the conditions contained in this Agreement, the Lenders and/or other financial institutions not then a party to this Agreement that are satisfactory to the Agents provide additional Term-B Loans; PROVIDED that such additional Term-B Loans and all additional Term-A Loans and Revolving Loan Commitments made pursuant to CLAUSE (b) of this
SECTION 2.1.1 and CLAUSE (c) of SECTION 2.1.2 shall not exceed an aggregate amount of $30,000,000. Upon receipt of such notice, the Syndication Agent shall use all commercially reasonable efforts to arrange for the Lenders or other financial institutions to provide such additional Term-B Loans provided that the Syndication Agent will first offer each of the Lenders that then has a Percentage of any Term-B Loans a pro rata portion (based upon the outstanding Term-B Loans at such time) of any such additional Term-B Loans. Alternatively, any Lender may commit to provide the full amount of the requested additional Term-B Loans and then offer portions of such additional Term-B Loans to the other Lenders or other financial institutions, subject to the proviso in the immediately preceding sentence. Nothing contained in this CLAUSE (d) or otherwise in this Agreement is intended to commit any Lender or any Agent to provide any portion of any such additional Term-B Loans. If and to the extent that any Lenders and/or other financial institutions agree, in their sole discretion, to provide any such additional Term-B Loans, (i) the total amount of Term-B Loans shall be increased by the amount of the additional Term-B Loans agreed to be so provided, (ii) the Percentages of the respective Lenders in respect of the Term-B Loans shall be proportionally adjusted and (iii) the Company shall execute and deliver any additional Notes or other amendments or modifications to this Agreement or any other Loan Document as the Agents may reasonably request.

     No amounts paid or prepaid with respect to Term-A Loans or Term-B Loans may be reborrowed.

          SECTION 2.1.2. REVOLVING LOAN COMMITMENTS AND SWING LINE LOAN COMMITMENT. Subject to compliance by the Company with the terms of SECTIONS 2.1.4, 5.2.1 and 5.2.2, from time to time on any Business Day occurring concurrently with (or after) the making of the Term Loans on the Closing Date but prior to the Revolving Loan Commitment Termination Date, each Lender that has a Percentage in excess of zero of the Revolving Loan Commitment or the Swing Line Loan Commitment will make Revolving Loans or Swing Line Loans, as applicable, to the Company as provided in this SECTION 2.1.2.

          (a) Each Lender having a Percentage of the Revolving Loan Commitment in excess of zero will make loans denominated in U.S. Dollars (relative to such Lender, its "REVOLVING LOANS") to the Company equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Revolving Loans requested by the Company to be made on such day. The Commitment of each Lender described in this CLAUSE (a) is herein referred to as its "REVOLVING LOAN COMMITMENT." On the terms and subject to the conditions hereof, the Company may from time to time borrow, prepay and reborrow Revolving Loans.

          (b) The Swing Line Lender will make a loan denominated in U.S. Dollars (a "SWING LINE LOAN") to the Company equal to the principal amount of the Swing Line Loan requested by the Company to be made on such day. The Commitment of the Swing Line Lender described in this CLAUSE (b) is herein referred to as its "SWING LINE LOAN COMMITMENT." On the terms and subject to the conditions hereof, the Company may from time to time borrow, prepay and reborrow Swing Line Loans.

          (c) At any time prior to the sixth anniversary of the Closing Date that no Default has occurred and is continuing, the Company may, by notice to the Agents, request that, on the terms and subject to the conditions contained in this Agreement, the Lenders and/or other financial institutions not then a party to this Agreement that are satisfactory to the Agents and the Issuers provide additional Revolving Loan Commitments; PROVIDED that such additional Revolving Loan Commitments and all additional Term-A Loans and Term-B Loans made pursuant to CLAUSE (b) and CLAUSE (d) of SECTION 2.1.1 shall not exceed an aggregate amount of $30,000,000. Upon receipt of such notice, the Syndication Agent shall use all commercially reasonable efforts to arrange for the Lenders or other financial institutions to provide such additional Revolving Loan Commitments; PROVIDED that the Syndication Agent will first offer each of the Lenders that then has a Percentage of any Revolving Loan Commitments a pro rata portion of any such additional Revolving Loan Commitments. Alternatively, any Lender may commit to provide the full amount of the requested additional Revolving Loan Commitments and then offer portions of such additional Revolving Loan Commitments to the other Lenders or other financial institutions, subject to the proviso in the immediately preceding sentence. Nothing contained in this CLAUSE (c) or otherwise in this Agreement is intended to commit any Lender or any Agent to provide any portion of any such additional Revolving Loan Commitments. If and to the extent that any Lenders and/or other financial institutions agree, in their sole discretion, to provide any such additional Revolving Loan Commitments, (i) the Revolving Loan Commitment Amount shall be increased by the amount of the additional Revolving Loan Commitments agreed to be so provided, (ii) the Percentages of the respective Lenders in respect of the Revolving Loan Commitments shall be proportionally adjusted, (iii) at such time and in such manner as the Company and the Syndication Agent shall agree (it being understood that the Company and the Agents will use all commercially reasonable efforts to avoid the prepayment or assignment of any LIBOR Loan on a day other than the last day of the Interest Period applicable thereto), the Lenders shall assign and assume outstanding Revolving Loans and participations in outstanding Letters of Credit so as to cause the amount of such Revolving Loans and participations in Letters of Credit held by each Lender to conform to the respective percentages of the applicable Revolving Loan Commitments of the Lenders and (iv) the Company shall execute and deliver any additional Notes or other amendments or modifications to this Agreement or any other Loan Document as the Agents may reasonably request.

          SECTION 2.1.3. LETTER OF CREDIT COMMITMENT.

          (a) Subject to compliance by the Company with the terms of SECTIONS 2.1.5, 5.1, 5.2.1 and 5.2.2, from time to time on any Business Day occurring concurrently with (or after) the Closing Date but prior to the Revolving Loan Commitment Termination Date, an Issuer will (i) issue one or more standby letters of credit denominated in U.S. Dollars (a "LETTER OF CREDIT") for the account of the Company or any of its Restricted Subsidiaries in the Stated Amount requested by the Company on such day, or (ii) extend the Stated Expiry Date of an existing standby Letter of Credit previously issued hereunder to a date not later than the earlier of (x) the Business Day immediately preceding the sixth anniversary of the Closing Date and (y) the first anniversary of the date of such extension; PROVIDED that, notwithstanding the terms of this CLAUSE (y), a Letter of Credit may, if required by the beneficiary thereof, contain "evergreen" provisions pursuant to which the Stated Expiry Date shall be automatically extended, unless notice to the contrary shall have been given to the beneficiary by the applicable Issuer or the account party of such Letter of Credit more than a specified period prior to the then existing Stated Expiry Date. In addition to the conditions precedent and limitations stated elsewhere in this Agreement, no Issuer shall be required to issue a Letter of Credit unless (i) the Company shall enter into applications, agreements and other documents deemed appropriate by the Issuer for the issuance of such Letters of Credit (PROVIDED, that in the instance of any conflict in the terms of such applications, agreements and documents and the terms of this Agreement, the terms of this Agreement shall control) and (ii) there shall not have occurred any statutory or regulatory change or directive which would make it illegal or unlawful for such Issuer to issue Letters of Credit.

          (b) Each Existing Letter of Credit shall for purposes of this Agreement be deemed to be a "Letter of Credit" issued hereunder on the Closing Date.

          SECTION 2.1.4. LENDERS NOT PERMITTED OR REQUIRED TO MAKE THE LOANS. No Lender shall be permitted or required to make, and the Company shall not request any Lender to make, any of the following Loans to the extent prohibited by this SECTION 2.1.4:

          (a) No Term-A Loan or Term-B Loan (as the case may be) shall be made by any Lender, or requested to be made by the Company if, after giving effect thereto, the aggregate original principal amount of all Term-A Loans or Term-B Loans (as the case may be) then being made by such Lender or then being requested by the Company would exceed such Lender's Percentage of the then outstanding Term-A Loan Commitment Amount (in the case of Term-A Loans) or the then outstanding Term-B Loan Commitment Amount (in the case of Term-B Loans).

          (b) No Revolving Loan shall be made by any Lender, or requested to be made by the Company if, after giving effect thereto, the aggregate outstanding principal amount of (i) all Revolving Loans of such Lender, PLUS (ii) such Lender's Percentage in respect of the Revolving Loan Commitment of the aggregate amount of all Letter of Credit Outstandings PLUS (iii) such Lender's Percentage in respect of the Revolving Loan Commitment of the outstanding principal amount of all Swing Line Loans, would exceed such Lender's Percentage of the Revolving Loan Commitment Amount.

          (c) No Swing Line Loan shall be made by the Swing Line Lender, or requested to be made by the Company if, after giving effect thereto, the aggregate outstanding principal amount of all Swing Line Loans would exceed the lesser of (i) the then existing Swing Line Loan Commitment Amount and (ii) an amount equal to the then existing Revolving Loan Commitment Amount less the sum of (x) the aggregate outstanding principal amount of all Revolving Loans and
(y) the Letter of Credit Outstandings.

          SECTION 2.1.5. ISSUER NOT PERMITTED OR REQUIRED TO ISSUE LETTERS OF CREDIT. No Issuer shall be permitted or required to issue any Letter of Credit if, after giving effect thereto, (i) the Letter of Credit Outstandings would exceed the then existing Letter of Credit Commitment Amount or (ii) the Letter of Credit Outstandings would exceed (x) the then existing Revolving Loan Commitment Amount LESS (y) the sum of (A) the aggregate amount of all Revolving Loans and (B) the aggregate amount of all Swing Line Loans.

          SECTION 2.2 OPTIONAL REDUCTION OF THE REVOLVING LOAN COMMITMENT AMOUNT. The Company may, from time to time on any Business Day occurring after the Closing Date, voluntarily reduce any Revolving Loan Commitment Amount; PROVIDED, HOWEVER, that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and any partial reduction of any Revolving Loan Commitment Amount shall be in an aggregate amount of $500,000 or any larger integral multiple of $100,000. Any such reduction of any Revolving Loan Commitment Amount which reduces such Revolving Loan Commitment Amount below the Letter of Credit Commitment Amount (or the Swing Line Loan Commitment Amount) shall result in an automatic and corresponding reduction of such Letter of Credit Commitment Amount (or the Swing Line Loan Commitment Amount, as the case may be) to an aggregate amount not in excess of the applicable Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the applicable Issuer (or the Swing Line Lender, if applicable); PROVIDED, that any such reduction in any such Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount shall be reinstated to the extent that, whether pursuant to CLAUSE (c) of
SECTION 2.1.2 or otherwise, the corresponding Revolving Loan Commitment Amount is thereafter increased.

          SECTION 2.3 BORROWING PROCEDURES AND FUNDING MAINTENANCE. Loans (other than Swing Line Loans) shall be made by the Lenders in accordance with
SECTION 2.3.1, and Swing Line Loans shall be made by the Swing Line Lender in accordance with SECTION 2.3.2.

          SECTION 2.3.1. TERM LOANS AND REVOLVING LOANS. By delivering a Borrowing Request to the Administrative Agent on or before 12:00 noon, New York time, on a Business Day, the Company may from time to time irrevocably request, on not less than one Business Day's notice (in the case of Base Rate Loans) or three Business Days' notice (in the case of LIBOR Loans) nor more than five Business Days' notice, that a Borrowing be made in an aggregate amount of $1,000,000 or any larger integral multiple of $500,000, or in the unused amount of the applicable Commitment. No Borrowing Request shall be required, and the minimum aggregate amounts specified under this SECTION 2.3.1 shall not apply, in the case of Revolving Loans made under CLAUSE (b) of SECTION 2.3.2 to refund Refunded Swing Line Loans or Revolving Loans deemed made under SECTION 2.6.2 in respect of unreimbursed Disbursements. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and of the Tranche, and shall be made on the Business Day, specified in such Borrowing Request. On or before 11:00 a.m., New York time, on such Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Company by wire transfer to the accounts the Company shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

          SECTION 2.3.2. SWING LINE LOANS.

          (a) By telephonic notice, promptly followed (within one Business Day) by the delivery of a confirming Borrowing Request, to the Swing Line Lender and the Administrative Agent on or before 3:00 p.m., New York City time, on the Business Day the proposed Swing Line Loan is to be made, the Company may from time to time irrevocably request that a Swing Line Loan be made by the Swing Line Lender in a minimum principal amount of $250,000 or any larger integral multiple of $100,000. All Swing Line Loans shall be made in U.S. Dollars as Base Rate Loans and shall not be entitled to be converted into LIBOR Loans.
Upon receipt of notice from the Administrative Agent confirming the amount of the requested Borrowing, the proceeds of each Swing Line Loan shall be made available by the Swing Line Lender, by 3:30 p.m., New York City time, on the Business Day telephonic notice is received by it as provided in this CLAUSE (a), to the Company by wire transfer to the account the Company shall have specified in its notice therefor.

          (b) If any Default shall occur and be continuing, each Lender with a Revolving Loan Commitment (other than the Swing Line Lender) irrevocably agrees that it will, at the request of the Swing Line Lender and upon notice from the Administrative Agent, unless such Swing Line Loan shall have been earlier repaid in full, make a Revolving Loan (which shall initially be funded as a Base Rate
Loan) in an amount equal to such Lender's Percentage in respect of the Revolving Loan Commitments of the aggregate principal amount of all such Swing Line Loans then outstanding (such outstanding Swing Line Loans hereinafter referred to as the "REFUNDED SWING LINE LOANS"); PROVIDED, that the Swing Line Lender shall not request, and no Lender with a Revolving Loan Commitment shall make, any Refunded Swing Line Loan if, after giving effect to the making of such Refunded Swing Line Loan, the sum of all Swing Line Loans and Revolving Loans made by such Lender, plus such Lender's Percentage in respect of the Revolving Loan Commitments of the aggregate amount of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the then existing Revolving Loan Commitment Amount. On or before 11:00 a.m. (New York City time) on the first Business Day following receipt by each Lender of a request to make Revolving Loans as provided in the preceding sentence, each such Lender with a Revolving Loan Commitment shall deposit in an account specified by the Swing Line Lender the amount so requested in same day funds and such funds shall be applied by the Swing Line Lender to repay the Refunded Swing Line Loans. At the time the aforementioned Lenders make the above referenced Revolving Loans, the Swing Line Lender shall be deemed to have made, in consideration of the making of the Refunded Swing Line Loans, a Revolving Loan in an amount equal to the Swing Line Lender's Percentage in respect of the Revolving Loan Commitment of the aggregate principal amount of the Refunded

Swing Line Loans. Upon the making (or deemed making, in the case of the Swing Line Lender) of any Revolving Loans pursuant to this CLAUSE (b), the amount so funded shall become outstanding as a Revolving Loan of such Lender and shall no longer be a Swing Line Loan. All interest payable with respect to any Revolving Loans made (or deemed made, in the case of the Swing Line Lender) pursuant to this CLAUSE (b) shall be appropriately adjusted to reflect the period of time during which the Swing Line Lender had outstanding Swing Line Loans in respect of which such Revolving Loans were made. Each Lender's obligation (in the case of Lenders with a Revolving Loan Commitment) to make the Revolving Loans referred to in this CLAUSE (b) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of the Company or any other Obligor; (iv) the acceleration or maturity of any Loans or the termination of any Commitment after the making of any Swing Line Loan; (v) any breach of this Agreement or any other Loan Document by the Company or any Lender; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          SECTION 2.4 CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 12:00 noon, New York City time, on a Business Day, the Company may from time to time irrevocably elect, on not less than one Business Day's notice (in the case of a conversion of LIBOR Loans to Base Rate Loans) or three Business Days' notice (in the case of a continuation of LIBOR Loans or a conversion of Base Rate Loans into LIBOR Loans) nor more than five Business Days' notice (in the case of any Loans) that all, or any portion in a minimum amount of $1,000,000 or any larger integral multiple of $500,000, of any Borrowing of Loans be, in the case of Base Rate Loans, converted into LIBOR Loans or, in the case of LIBOR Loans, continued as LIBOR Loans or converted into Base Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any Loan that is a LIBOR Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBOR Loan shall automatically convert to a Base Rate Loan); PROVIDED, HOWEVER, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of the relevant Lenders, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBOR Loans when any Default has occurred and is continuing.

          SECTION 2.5 FUNDING. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBOR Loans hereunder by causing one of its foreign branches or affiliates (or an international banking facility created by such Lender) to make or maintain such LIBOR Loan, so long as such action does not result in increased costs to the Company; PROVIDED, HOWEVER, that such LIBOR Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Company to repay such LIBOR Loan shall nevertheless be to such Lender for the account of such foreign branch, affiliate or international banking facility; and PROVIDED, FURTHER, HOWEVER, that, except for purposes of determining whether any such increased costs are payable by the Company, such Lender shall cause such foreign branch, affiliate or international banking facility to comply with the applicable provisions of CLAUSE (b) of
SECTION 4.6 with respect to such LIBOR Loan. In addition, the Company hereby consents and agrees that, for purposes of any determination to be made for purposes of SECTION

4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBOR Loans by purchasing deposits in its LIBOR Office's interbank Eurodollar market.

          SECTION 2.6 ISSUANCE PROCEDURES. By delivering to the applicable Issuer and the Administrative Agent an Issuance Request on or before 12:00 noon, New York time, on a Business Day, the Company may, from time to time irrevocably request, on not less than three nor more than ten Business Days' notice (or such shorter or longer notice as may be acceptable to the applicable Issuer), in the case of an initial issuance of a Letter of Credit, and not less than three nor more than ten Business Days' notice (unless a shorter or longer notice period is acceptable to the applicable Issuer) prior to the then existing Stated Expiry Date of a Letter of Credit, in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit, that any Issuer that has a Letter of Credit Commitment issue, or extend the Stated Expiry Date of, as the case may be, an irrevocable Letter of Credit (whether issued for the account of or on behalf of the Company or any of its Restricted Subsidiaries) in such form as may be requested by the Company and approved by such Issuer, for the purposes described in SECTION 7.1.9. Notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Company hereby acknowledges and agrees that it shall be obligated to reimburse the applicable Issuer upon each Disbursement paid under a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder by such Issuer at the request of the Company (whether the account party on such Letter of Credit is the Company or a Restricted Subsidiary of the Company). Upon receipt of an Issuance Request, the Administrative Agent shall promptly notify the applicable Issuer and each Lender that has a Percentage of more than zero in respect of the Revolving Loan Commitments thereof. Each Letter of Credit shall by its terms be stated to expire on a date (its "STATED EXPIRY DATE") no later than the earlier to occur of (i) the sixth anniversary of the Closing Date or (ii) one year from the date of its issuance; PROVIDED, that, notwithstanding the terms of CLAUSE (II) above, a Letter of Credit may, if required by the beneficiary thereof, contain "evergreen" provisions pursuant to which the Stated Expiry Date shall be automatically extended, unless notice to the contrary shall have been given to the beneficiary by the applicable Issuer or the account party more than a specified period prior to the then existing Stated Expiry Date. The applicable Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder. In the event that the Issuer is other than the Administrative Agent, such Issuer will send by facsimile transmission to the Administrative Agent, promptly on the first Business Day of each week, its daily maximum amount available to be drawn under the Letters of Credit issued by such Issuer for the previous week. The Administrative Agent shall deliver to each Lender upon each calendar month end, and upon each Letter of Credit fee payment, a report setting forth the daily maximum amount available to be drawn for all Issuers during such period.

          SECTION 2.6.1. OTHER LENDERS' PARTICIPATION. Upon the issuance of each Letter of Credit issued by an Issuer pursuant hereto, and without further action, each Lender (other than such Issuer) that has a Revolving Loan Commitment shall be deemed to have irrevocably purchased from such Issuer, to the extent of its Percentage in respect of the Revolving Loan Commitments, and such Issuer shall be deemed to have irrevocably granted and sold to such Lender a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation and all rights with respect thereto), and such Lender shall, to the extent of its Percentage in respect of the Revolving Loan Commitments, be responsible for reimbursing promptly (and in any event within one Business Day) the applicable

Issuer for Reimbursement Obligations which have not been reimbursed by the Company in accordance with SECTION 2.6.3. In addition, such Lender shall, to the extent of its Percentage in respect of the Revolving Loan Commitments, be entitled to receive from the Administrative Agent a ratable portion of the Letter of Credit fees payable pursuant to SECTION 3.3.3 with respect to each Letter of Credit and of interest payable pursuant to SECTION 3.2 with respect to any Reimbursement Obligation. To the extent that any Lender has reimbursed an Issuer for a Disbursement as required by this Section, such Lender shall be entitled to receive from the Administrative Agent its ratable portion of any amounts subsequently received (from the Company or otherwise) in respect of such Disbursement.

          SECTION 2.6.2. DISBURSEMENTS; CONVERSION TO REVOLVING LOANS. Each Issuer will notify the Company and the Administrative Agent promptly of the presentment for payment of any drawing under any Letter of Credit issued by such Issuer, together with notice of the date (the "DISBURSEMENT DATE") such payment shall be made (each such payment, a "DISBURSEMENT"). Subject to the terms and provisions of such Letter of Credit and this Agreement, such Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 12:30 p.m., New York time, on the first Business Day following the Disbursement Date (the "DISBURSEMENT DUE DATE"), the Company will reimburse the Administrative Agent, for the account of such Issuer, for all amounts which such Issuer has disbursed under such Letter of Credit, together with interest thereon at the rate per annum otherwise applicable to Revolving Loans made as Base Rate Loans from and including the Disbursement Date to but excluding the Disbursement Due Date and, thereafter (unless such Disbursement is converted into a Revolving Loan on the Disbursement Due Date), at a rate per annum equal to the rate per annum then in effect with respect to overdue Revolving Loans made as Base Rate Loans pursuant to SECTION 3.2.2 for the period from the Disbursement Due Date through the date of such reimbursement; PROVIDED, HOWEVER, that, if no Default shall have then occurred and be continuing, unless the Company has notified the Administrative Agent no later than one Business Day prior to the Disbursement Due Date that it will reimburse such Issuer for the applicable Disbursement, then the amount of the Disbursement shall be deemed to be a Borrowing of Revolving Loans which shall constitute Base Rate Loans, and following the giving of notice thereof by the Administrative Agent to the applicable Lenders, each Lender with a Revolving Loan Commitment (other than such Issuer) will deliver to such Issuer on the Disbursement Due Date immediately available funds in an amount equal to such Lender's Percentage of such Borrowing. Each conversion of Disbursement amounts into Revolving Loans shall constitute a representation and warranty by the Company that on the date of the making of such Revolving Loans all of the statements set forth in SECTION 5.2.1 are true and correct.

          SECTION 2.6.3. REIMBURSEMENT. The obligation (a "REIMBURSEMENT OBLIGATION") of the Company under SECTION 2.6.2 to reimburse an Issuer with respect to each Disbursement (including interest thereon) not converted into a Revolving Loan pursuant to SECTION 2.6.2, and, upon the failure of the Company to reimburse an Issuer and the giving of notice thereof by the Administrative Agent to the applicable Lenders, each Lender's (to the extent it has a Revolving Loan Commitment) obligation under SECTION 2.6.1 to reimburse such Issuer or fund its Percentage of any Disbursement converted into a Revolving Loan, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Company or such Lender, as the case may be, may have or have had against such Issuer or any such Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the applicable Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; PROVIDED, HOWEVER, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Company or such Lender, as the case may be, to commence any proceeding against the applicable Issuer for any wrongful Disbursement made by such Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of such Issuer.

          SECTION 2.6.4. DEEMED DISBURSEMENTS. Upon the occurrence and during the continuation of any Event of Default of the type described in CLAUSES (b) through (d) of SECTION 8.1.9 with respect to any Obligor (other than Immaterial Subsidiaries) or, with notice from the Administrative Agent acting at the direction of the Required Lenders, upon the occurrence and during the continuation of any other Event of Default,

          (a) an amount equal to that portion of all Letter of Credit Outstandings attributable to the then aggregate amount which is undrawn and available under all Letters of Credit issued and outstanding shall, without demand upon or notice to the Company or any other Person, be deemed to have been paid or disbursed by the applicable Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

          (b) upon notification by the Administrative Agent to the Company of its obligations under this Section, the Company shall be immediately obligated to reimburse the applicable Issuer for the amount deemed to have been so paid or disbursed by the applicable Issuer.

Any amounts so payable by the Company pursuant to this Section shall be deposited in cash with the Administrative Agent and held as collateral security for the Obligations in connection with the Letters of Credit issued by the applicable Issuer. At such time as the Events of Default giving rise to the deemed disbursements hereunder shall have been cured or waived, the Administrative Agent shall return to the Company all amounts then on deposit with the Administrative Agent pursuant to this Section, together with accrued interest at the Federal Funds Rate, which have not been applied to the satisfaction of such Obligations.

          SECTION 2.6.5. NATURE OF REIMBURSEMENT OBLIGATIONS. The Company and, to the extent set forth in SECTION 2.6.1, each Lender with a Revolving Loan Commitment, shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Issuer (except to the extent of its own gross negligence or willful misconduct) shall be responsible for:

          (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

          (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

          (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

          (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

          (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to any Issuer or any Lender with an applicable Revolving Loan Commitment hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by any Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon the Company, each Obligor and each such Lender, and shall not put such Issuer under any resulting liability to the Company, any Obligor or any such Lender, as the case may be.

          SECTION 2.7 REGISTER; NOTES.

          (a) Each Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Company to such Lender resulting from each Loan made by such Lender to the Company, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. In the case of a Lender that does not request, pursuant to CLAUSE (b)(ii) below, execution and delivery of a Note or Notes evidencing the Loans made by such Lender to the Company, such account or accounts shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Company absent manifest error; PROVIDED, HOWEVER, that the failure of any Lender to maintain such account or accounts shall not limit or otherwise affect any Obligations of the Company or any other Obligor.

          (b) (i) The Company hereby designates the Administrative Agent to serve as its agent, solely for the purpose of this CLAUSE (b), to maintain a register (the "REGISTER") on which the Administrative Agent will record each Lender's Commitments, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to SECTION 11.11.1. Failure to make any recordation, or any error in such recordation, shall not affect the Company's obligations in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and the Company, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan (and, as provided in CLAUSE (ii), the Note evidencing such Loan, if any) is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. Any Commitment of any Lender and the Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of any Commitment of any Lender or the Loans made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the assignor thereof. No assignment or transfer of any Commitment of any Lender or the Loans made pursuant thereto shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

          (ii) The Company agrees that, upon the request by any Lender to the Administrative Agent, the Company will execute and deliver to such Lender, as applicable, a Revolving Note, a Term-A Note, a Term-B Note and a Swing Line Note evidencing the Loans made by such Lender to the Company. The Company hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Company absent manifest error; PROVIDED, HOWEVER, that the failure of any Lender to make any such notations or any error in any such notations shall not limit or otherwise affect any Obligations of the Company or any other Obligor. The Loans evidenced by any such Note and interest thereon shall at all times (including after assignment pursuant to SECTION 11.11.1) be represented by one or more Notes payable to the order of the payee named therein and its registered assigns. A Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Note and the obligation evidenced thereby in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Note evidencing such obligation, accompanied by a Lender Assignment Agreement duly executed by the assignor thereof, and thereupon, if requested by the assignee, one or more new Notes shall be issued by the Company to the designated assignee and the old Note shall be returned by the Administrative Agent to the Company marked "exchanged". No assignment of a Note and the obligation evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this Section.

                                   ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

          SECTION 3.1    REPAYMENTS AND PREPAYMENTS; APPLICATION.

          SECTION 3.1.1. REPAYMENTS AND PREPAYMENTS. The Company shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto, payments and repayments of Loans shall or may be made as set forth below.

          (a) From time to time on any Business Day, the Company may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

         (i)  Loans (other than Swing Line Loans); PROVIDED, HOWEVER, that

               (1) any such prepayment of the Loans of any Tranche shall be made PRO RATA among Loans of such Tranche of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Loans;

               (2) the Company shall comply with SECTION 4.4 in the event that any LIBOR Loan is prepaid on any day other than the last day of the Interest Period for such Loan;

               (3) all such voluntary prepayments shall require at least one Business Day's notice in the case of Base Rate Loans, three Business Days' notice in the case of LIBOR Loans, but no more than five Business Days' notice in the case of any Loans, in each case in writing to the Administrative Agent; and

               (4) all such voluntary partial prepayments shall be in an aggregate amount of $1,000,000 or any larger integral multiple of $500,000 or in the aggregate principal amount of all Loans of the applicable Tranche and type then outstanding; or

          (ii) Swing Line Loans, PROVIDED that

               (1) all such voluntary prepayments shall require prior telephonic notice to the Swing Line Lender on or before 3:00 p.m., New York City time, on the day of such prepayment (such notice to be confirmed in writing by the Company within 24 hours thereafter); and

               (2) all such voluntary partial prepayments shall be in an aggregate amount of $250,000 or any larger integral multiple of $100,000 or in the aggregate principal amount of all Swing Line Loans then outstanding.

          (b) No later than five Business Days following the delivery by the Company of the annual audited financial reports required pursuant to CLAUSE (b) of SECTION 7.1.1 (beginning with the financial reports delivered in respect of the Fiscal Year ending on January 31, 2001), the Company shall deliver to the Administrative Agent a calculation of the Excess Cash Flow for the Fiscal Year last ended and, no later than five Business Days following the delivery of such calculation, make or cause to be made a mandatory prepayment of the Term Loans in an amount equal to (i) 50% of the Excess Cash Flow (if any) for such Fiscal Year LESS (ii) the aggregate amount of all voluntary prepayments of the principal of the Term Loans actually made in such Fiscal Year pursuant to CLAUSE (a) of SECTION 3.1.1, to be applied as set forth in SECTION 3.1.2; PROVIDED, HOWEVER, that such prepayment shall only be required to be made to the extent that the amount of Debt, as reduced by giving effect to such prepayment, would result in a Leverage Ratio greater than or equal to 3.50:1 on a pro forma basis as of the date of such prepayment. For purposes of calculating the pro forma Leverage Ratio on the date of such prepayment under this CLAUSE (b) of
SECTION 3.1.1, EBITDA shall be determined for the Fiscal Year for which Excess Cash Flow has been calculated.

          (c) No later than (i) one Business Day (in the case of Net Debt Proceeds) or (ii) 30 calendar days (in the case of Net Disposition Proceeds) following the receipt of any Net Disposition Proceeds or Net Debt Proceeds by Holdco, the Company or any of its Restricted Subsidiaries, the Company shall deliver to the Administrative Agent a calculation of the amount of such Net Disposition Proceeds or Net Debt Proceeds, as the case may be, and, to the extent the amount of such Net Disposition Proceeds or Net Debt Proceeds, as the case may be, with respect to any single transaction or series of related transactions, exceeds $2,000,000, make or cause to be made a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Disposition Proceeds or Net Debt Proceeds, as the case may be, to be applied as set forth in
SECTION 3.1.2; PROVIDED, that no mandatory prepayment on account of such Net Disposition Proceeds shall be required under this clause if the Company informs the Agents no later than 30 days following the receipt of any Net Disposition Proceeds of its or its Restricted Subsidiary's good faith intention to apply such Net Disposition Proceeds to the acquisition of other assets or property consistent with the Merrill Business (including by way of merger or investment) within 365 days following the receipt of such Net Disposition Proceeds, with the amount of such Net Disposition Proceeds unused after such 365 day period being applied to the Loans as set forth in SECTION 3.1.2.

     If, following the receipt by Holdco, the Company or any of its Restricted Subsidiaries of any Net Disposition Proceeds, the Company is required to apply or cause to be applied any portion of such Net Disposition Proceeds to prepay any Indebtedness evidenced either (i) by the Senior Subordinated Bridge Notes pursuant to the Senior Subordinated Bridge Note Agreement or (ii) by the Senior Subordinated Notes pursuant to the Senior Subordinated Note Indenture, then, notwithstanding anything contained in this CLAUSE (c), the Company shall prepay the Loans and/or reduce the Revolving Loan Commitments as set forth in this CLAUSE (c) so as to eliminate any obligation to prepay such Indebtedness.

          (d) Concurrently with the consummation of any transaction giving rise to any Net Equity Proceeds, the Company shall deliver to the Administrative Agent a calculation of the amount of such Net Equity Proceeds, and no later than five Business Days following the delivery of such calculation, and, to the extent that the amount of such Net Equity Proceeds with respect to any single transaction or series of related transactions exceeds $2,000,000, the Company shall make or cause to be made a mandatory prepayment of the Term Loans in an amount equal to 50% of such Net Equity Proceeds, to be applied as set forth in
SECTION 3.1.2; PROVIDED, HOWEVER, that such prepayment shall only be required to be made to the extent that the amount of Debt, as reduced by giving effect to such prepayment, would result in a Leverage Ratio of greater than or equal to 3.50:1 on a pro forma basis as of the date of such prepayment. For purposes of calculating the pro forma Leverage Ratio on the date of such prepayment under this CLAUSE (d) of SECTION 3.1.1, EBITDA shall be determined for the period of four Fiscal Quarters ending on the last day of the most recent Fiscal Quarter for which financial statements have been delivered, or are required to have been delivered, pursuant to Section 7.1.1(a) or (b).

          (e) Not later than the 60th calendar day following the receipt by Holdco, the Company or any other Restricted Subsidiary of any Casualty Proceeds in excess of $2,000,000 (individually or in the aggregate over the course of a Fiscal Year), the Company shall make or cause to be made a mandatory prepayment of the Term Loans in an amount equal to 100% of such Casualty Proceeds, to be applied as set forth in SECTION 3.1.2; PROVIDED, that no mandatory prepayment on account of Casualty Proceeds shall be required under this clause if the Company informs the Agents no later than 60 days following the occurrence of the Casualty Event resulting in such Casualty Proceeds of its or its Restricted Subsidiary's good faith intention to apply such Casualty Proceeds to the rebuilding or replacement of the assets or property subject to such Casualty Event or the acquisition of other assets or property consistent with the Merrill Business (including by way of merger or Investment) and in fact uses such Casualty Proceeds to rebuild or replace the assets or property subject to such Casualty Event or to acquire such other property or assets within 365 days following the receipt of such Casualty Proceeds, with the amount of such Casualty Proceeds unused after such 365 day period being applied to the Loans pursuant to SECTION 3.1.2; PROVIDED, FURTHER, HOWEVER, that at any time when any Event of Default shall have occurred and be continuing or Casualty Proceeds not applied as provided above shall exceed $2,000,000, such Casualty Proceeds will be deposited in an account maintained with the Administrative Agent for disbursement at the request of the Company to pay for such rebuilding, replacement or acquisition.

          (f) On each date when any reduction in the Revolving Loan Commitment Amount shall become effective in respect of any Revolving Loan Commitment, including pursuant to SECTION 2.2, the Company shall make a mandatory prepayment of Revolving Loans and (if necessary) Swing Line Loans and (if necessary) deposit with the Administrative Agent cash collateral for Letter of Credit Outstandings in an aggregate amount equal to the excess, if any, of (A) the sum of the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans outstanding and Letter of Credit Outstandings over (B) the Revolving Loan Commitment Amount as so reduced.

          (g) On the Stated Maturity Date and on each Quarterly Payment Date occurring during any period set forth below, the Company shall make a scheduled repayment of the outstanding principal amount, if any, of its Term-A Loans (such repayments to be applied as set forth in SECTION 3.1.2), in an aggregate amount equal to the amount set forth below for such Stated Maturity Date or for each Quarterly Payment Date occurring during such period, as applicable (as such amounts may have otherwise been reduced pursuant to this Agreement); PROVIDED that in the event that the aggregate principal amount of Term-A Loans outstanding has been increased pursuant to CLAUSE (b) of SECTION 2.1.1, the aggregate amount of repayments for the Stated Maturity Date and each remaining Quarterly Payment Date occurring during any period set forth below shall be increased by an amount which bears the same proportion to the aggregate amount of all such additional Term-A Loans as the amount of such repayments for such Quarterly Payment Date or Stated Maturity Date (determined prior to the application of this provision in respect of such increase) bears to the aggregate amount of all such remaining repayments (as so determined):


                                                             Scheduled
                                                             Principal
                                Period                       Repayment
                        ----------------------            ---------------
                         Closing Date - 2/15/01               $        0
                         2/16/01 - 2/15/02                    $  812,500
                         2/16/02 - 2/15/03                    $1,625,000
                         2/16/03 - 2/15/04                    $3,250,000


                                                             Scheduled
                                                             Principal
                                Period                       Repayment
                        ----------------------            ---------------
                         2/16/04 - 2/15/05                   $4,062,500
                         2/16/05 - 11/15/05                  $6,500,000
                           Sixth Anniversary
                           of the Closing Date               $6,500,000

          (h) On the Stated Maturity Date and on each Quarterly Payment Date occurring during any period set forth below, the Company shall make a scheduled repayment of the outstanding principal amount, if any, of Term-B Loans, in an aggregate amount equal to the amount set forth below for such Stated Maturity Date or for each Quarterly Payment Date occurring during such period, as applicable (as such amounts may have otherwise been reduced pursuant to this Agreement); PROVIDED that, in the event that the aggregate principal amount of Term-B Loans outstanding has been increased pursuant to CLAUSE (d) of SECTION 2.1.1, the aggregate amount of repayments for the Stated Maturity Date and each remaining Quarterly Payment Date occurring during any period set forth below shall be increased by an amount which bears the same proportion to the aggregate amount of all such additional Term-B Loans as the amount of such repayments for such Quarterly Payment Date or Stated Maturity Date (determined prior to the application of this provision in respect of such increase) bears to the aggregate amount of all such remaining repayments (as so determined):



                                                             Scheduled
                                                             Principal
                                Period                       Repayment
                        ----------------------            ---------------

                         Closing Date - 2/15/07               $   387,500
                         2/16/07 - 11/15/07                   $35,940,625
                          Eighth Anniversary of               $35,940,625
                            the Closing Date


          (i) Following the prepayment in full of the Term Loans, on the date the Term Loans would otherwise have been required to be prepaid on account of any Net Disposition Proceeds, Net Debt Proceeds, Excess Cash Flow, Net Equity Proceeds or Casualty Proceeds, the Company shall FIRST, prepay such Tranche or Tranches of Revolving Loans and Swing Line Loans, to the extent then outstanding, as the Company shall elect, and, SECOND, deposit with the Administrative Agent cash collateral for Letter of Credit Outstandings, in an aggregate amount equal to the amount by which the Term Loans would otherwise have been required to be prepaid if Term Loans had been outstanding.

          (j) Immediately upon any acceleration of the Stated Maturity Date of any Loans or Obligations pursuant to SECTION 8.2 or SECTION 8.3, the Company shall repay all outstanding Loans and other Obligations, unless, pursuant to
SECTION 8.3, only a portion of all Loans and other Obligations are so accelerated (in which case the portion so accelerated shall be so prepaid).

     Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by SECTION 4.4. No prepayment of principal of any Revolving Loans or Swing Line Loans pursuant to CLAUSE (a) or
(i) of this SECTION 3.1.1 shall cause a reduction in the Revolving Loan Commitment Amount or the Swing Line Loan Commitment Amount, as the case may be. Any Letter of Credit outstanding that is cash collateralized pursuant to CLAUSE
(f) or (i) of this SECTION 3.1.1 shall not thereafter, so long as, and to the extent that, such Letter of Credit remains so cash collateralized, be considered to be outstanding for purposes of (but only for purposes of) such CLAUSE (f) or
(i) of this SECTION 3.1.1.

          SECTION 3.1.2. APPLICATION.

          (a) Subject to CLAUSE (b) below, each prepayment or repayment of principal of the Loans of any Tranche shall be applied, to the extent of such prepayment or repayment, FIRST, to the principal amount thereof being maintained as Base Rate Loans, and SECOND, to the principal amount thereof being maintained as LIBOR Loans; PROVIDED, that prepayments or repayments of LIBOR Loans not made on the last day of the Interest Period with respect thereto, shall be prepaid or repaid subject to the provisions of SECTION 4.4 (together with a payment of all accrued interest). Any mandatory prepayments of LIBOR Loans made pursuant to CLAUSES (c) and (d) of SECTION 3.1.1, if not made on the last day of the Interest Period with respect thereto, shall, at the Company's option, so long as no Default has occurred and is continuing, be prepaid subject to the provisions of SECTION 4.4, or the amount required to be applied to the prepayment of LIBOR Loans (after application to any Base Rate Loans) shall be deposited with the Administrative Agent as cash collateral for such Loans on terms reasonably satisfactory to the Administrative Agent and thereafter shall be applied in the order of the Interest Periods next ending most closely to the date of receipt of the proceeds in respect of which such prepayment is required to be made and on the last day of each such Interest Period (together with a payment of all interest that is due on the last day of each such Interest Period pursuant to CLAUSE (d) of SECTION 3.2.3).

          (b)  Each prepayment of Term Loans made pursuant to CLAUSES (a), (b),
(c), (d), (e), (g) and (h) of SECTION 3.1.1 shall be applied, (i) on a PRO RATA basis, to the outstanding principal amount of (A) in the case of CLAUSES (a),
(b), (c), (d) and (e), all remaining Term-A Loans and Term-B Loans and (B) in the case of CLAUSES (g) and (h), all remaining Term-A Loans or Term-B Loans, as the case may be, and (ii) in respect of each Tranche of Term Loans, in direct order of maturity of the remaining scheduled quarterly amortization payments in respect thereof, until all such Term-A Loans and Term-B Loans have been paid in full; PROVIDED that if the Company at any time elects in writing, in its sole discretion, to permit any Lender that has Term-B Loans outstanding to decline to have such Loans prepaid pursuant to CLAUSE (a), (b), (c), (d) or (e) of SECTION 3.1.1, then any Lender having Term-B Loans outstanding may, by delivering a notice to the Agents at least one Business Day prior to the date that such prepayment is to be made, decline to have such Loans prepaid with the amounts set forth above, in which case 50% of the amounts that would have been applied to a prepayment of such Lender's Term-B Loans shall instead be applied to a prepayment of the Term-A Loans (until paid in full), with the balance being retained by the Company and its Restricted Subsidiaries.

          SECTION 3.2 INTEREST PROVISIONS. Interest on the outstanding principal amount of the Loans shall accrue and be payable in accordance with this SECTION 3.2.

          SECTION 3.2.1. RATES.

          (a) Each Base Rate Loan shall accrue interest on the unpaid principal amount thereof for each day from and including the day upon which such Loan was made or converted to a Base Rate Loan to but excluding the date such Loan is repaid or converted to a LIBOR Loan at a rate per annum equal to the sum of the Alternate Base Rate for such day plus the Applicable Margin for such Loan on such day.

          (b) Each LIBOR Loan shall accrue interest on the unpaid principal amount thereof for each day during each Interest Period applicable thereto at a rate per annum equal to the sum of the LIBOR (Reserve Adjusted) for such Interest Period plus the Applicable Margin for such Loan on such day.

All LIBOR Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBOR Loan.

          SECTION 3.2.2. POST-MATURITY RATES. After the date any principal amount of any Loan shall have become due and payable (whether on the applicable Stated Maturity Date, upon acceleration or otherwise), or any other monetary Obligation (other than overdue Reimbursement Obligations which shall bear interest as provided in SECTION 2.6.2) of the Company shall have become due and payable, the Company shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to (i) in the case of any overdue principal of Loans, overdue interest thereon, overdue commitment fees or other overdue amounts in respect of Loans or other obligations (or the related Commitments) under a particular Tranche, the rate that would otherwise be applicable to Base Rate Loans under such Tranche pursuant to SECTION 3.2.1 plus 2%, and (ii) in the case of other overdue monetary Obligations, the rate that would otherwise be applicable to Revolving Loans that were Base Rate Loans plus 2%.

          SECTION 3.2.3. PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:

          (a)  on the Stated Maturity Date therefor;

          (b) in the case of a LIBOR Loan, on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan, to the extent of the unpaid interest accrued through such date on the principal so paid or prepaid;

          (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the date of the initial Credit Extension hereunder;

          (d) with respect to LIBOR Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, at intervals of three months after the first day of such Interest Period); and

          (e) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to SECTION 8.2 or SECTION 8.3, immediately upon such acceleration.

Interest accrued on Loans, Reimbursement Obligations or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

          SECTION 3.3 FEES. The Company agrees to pay the fees set forth in this SECTION 3.3. All such fees shall be non-refundable.

          SECTION 3.3.1. COMMITMENT FEE. The Company agrees to pay to the Administrative Agent for the account of each Lender that has a Revolving Loan Commitment, for each day during the period (including any portion thereof when any of the Lenders' Revolving Loan Commitments are suspended by reason of the Company's inability to satisfy any condition of ARTICLE V) commencing on the Closing Date and continuing to but excluding the Revolving Loan Commitment Termination Date, a commitment fee on such Lender's Percentage of the unused portion, whether or not then available, of the Revolving Loan Commitment Amount (net of Letter of Credit Outstandings) for such day at a rate per annum equal to the Applicable Commitment Fee for such day. Such commitment fee shall be payable by the Company in arrears on each Quarterly Payment Date, commencing with the first such day following the Closing Date and on the Revolving Loan Commitment Termination Date. The making of Swing Line Loans shall not constitute usage of the applicable Revolving Loan Commitment with respect to the calculation of commitment fees to be paid by the Company to the applicable Lenders. Payments by the Company to the Swing Line Lender in respect of accrued interest on Swing Line Loans shall be net of the commitment fee payable in respect of the Swing Line Lender's Revolving Loan Commitment.

          SECTION 3.3.2. ADMINISTRATIVE AGENT FEE. The Company agrees to pay an annual administration fee to the Administrative Agent, for its own account, in the amount set forth in the Administrative Agent Fee Letter, payable in advance on the Closing Date and annually thereafter.

          SECTION 3.3.3. LETTER OF CREDIT FEE. The Company agrees to pay to the Administrative Agent, for the PRO RATA account of the applicable Issuer and each other Lender that has a Revolving Loan Commitment, a Letter of Credit fee for each day on which there shall be any Letters of Credit outstanding, at a rate per annum equal to the then Applicable Margin for Revolving Loans maintained as LIBOR Loans MULTIPLIED BY the Stated Amount of each such Letter of Credit, such fees being payable quarterly in arrears on each Quarterly Payment Date. The Company further agrees to pay to the applicable Issuer quarterly in arrears on each Quarterly Payment Date, an issuance fee at the rates agreed between the Company and such Issuer. The Company further agrees to pay to the applicable Issuer usual and customary administrative fees in connection with the issuance of, drawings under and amendments to Letters of Credit.

                                   ARTICLE IV
                       CERTAIN LIBOR AND OTHER PROVISIONS

          SECTION 4.1 LIBOR LENDING UNLAWFUL. If any Lender shall determine (which determination shall, in the absence of manifest error, upon notice thereof to the Company and the Lenders, be conclusive and binding on the Company) that the introduction of or any change in or in the interpretation of any law, in each case after the date upon which such Lender shall have become a Lender hereunder, makes it unlawful, or any central bank or other governmental authority asserts, after such date, that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBOR Loan, the obligations of such Lender to make, continue, maintain or convert any Loans as or to LIBOR Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, which such Lender shall do promptly upon obtaining actual knowledge of such change in circumstances (PROVIDED that the rights and benefits of such Lender under this clause relating to any period prior to such failure to give prompt notice shall not be limited or otherwise adversely affected as a result of such failure) (with the date of such notice being the "REINSTATEMENT DATE"), and (i) all LIBOR Loans previously made by such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion, and (ii) all Loans thereafter to be made by such Lender and outstanding prior to the Reinstatement Date shall be made as Base Rate Loans, with interest thereon being payable on the same date that interest is payable with respect to the corresponding Borrowing of LIBOR Loans made by Lenders not so affected.

          SECTION 4.2 DEPOSITS UNAVAILABLE. If the Administrative Agent shall have determined that

          (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Administrative Agent in its relevant market; or

          (b) by reason of circumstances affecting the Administrative Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBOR Loans,

then, upon notice from the Administrative Agent to the Company and the Lenders, the obligations of all Lenders under SECTION 2.3 and SECTION 2.4 to make or continue any Loans as, or to convert any Loans into, LIBOR Loans shall forthwith be suspended until the Administrative Agent shall notify the Company and the Lenders that the circumstances causing such suspension no longer exist, which the Administrative Agent shall do promptly upon obtaining actual knowledge of such change in circumstances (PROVIDED that the rights and benefits of the Administrative Agent under this clause relating to any period prior to such failure to give prompt notice shall not be limited or otherwise adversely affected as a result of such failure).

          SECTION 4.3 INCREASED LIBOR LOAN COSTS, ETC. The Company agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBOR Loans (excluding any amounts, whether or not constituting Taxes, referred to in SECTION 4.6) arising as a result of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority that occurs after the date upon which such Lender became a Lender hereunder. Such Lender shall promptly notify the Administrative Agent and the Company in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Company directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Company.

          SECTION 4.4 FUNDING LOSSES. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBOR Loan, but excluding any loss of margin after the date of any such conversion, repayment, prepayment or failure to borrow, continue or convert) as a result of

          (a) any conversion or repayment or prepayment of the principal amount of any LIBOR Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to SECTION 3.1 or otherwise;

          (b) any Loans not being borrowed as LIBOR Loans in accordance with the Borrowing Request therefor; or

          (c) any Loans not being continued as, or converted into, LIBOR Loans in accordance with the Continuation/Conversion Notice therefor,

then, upon the written notice of such Lender to the Company (with a copy to the Administrative Agent), the Company shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Company.

          SECTION 4.5 INCREASED CAPITAL COSTS. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority, in each case occurring after the applicable Lender becomes a Lender hereunder, affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its reasonable discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments, participation in Letters of Credit or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Company, which such Lender shall give promptly upon its obtaining actual knowledge of such circumstance (PROVIDED that the rights and benefits of such Lender under this clause relating to any period prior to such failure to give prompt notice shall not be limited or otherwise adversely affected as a result of such failure), the Company shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Company. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable; PROVIDED, that such Lender may not impose materially greater costs on the Company than on other similarly situated borrowers by virtue of any such averaging or attribution method.

          SECTION 4.6    TAXES.

          (a) All payments by the Company of principal of, and interest on, the Loans and all other amounts payable hereunder or under any other Loan Document (including Reimbursement Obligations, fees and expenses) shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, from or through which payments originate or are made or deemed made by or to the Company, but excluding (i) any income, excise, stamp or franchise taxes and other similar taxes, fees, duties, withholdings or other charges imposed on any Lender or any of the Agents by a jurisdiction under the laws of which such Lender or Agent is organized or in which the principal executive office is located, or otherwise as a result of a present or former connection between the applicable lending office (or office through which it performs any of its actions as Lender or Agent) of such Lender or Agent, and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or taken any action to enforce, this Agreement or any Note) or
(ii) any income, excise, stamp or franchise taxes and other similar taxes, fees, duties, withholdings or other charges to the extent that they are in effect and would apply (x) as of the date any Person becomes a Lender or Assignee Lender, or (y) as of the date that any Lender changes its applicable lending office, to the extent such taxes become applicable as a result of such change (other than a change in an applicable lending office made pursuant to SECTION 4.10 below) (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by the Company hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Company will (i) pay directly to the relevant taxing authority the full amount required to be so withheld or deducted, (ii) promptly forward to the Administrative Agent an official receipt or other documentation available to the Company reasonably satisfactory to the Administrative Agent evidencing such payment to such authority, and (iii) pay to the Administrative Agent for the account of the applicable Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each such Lender will equal the full amount such applicable Lender would have received had no such withholding or deduction been required, PROVIDED, HOWEVER, that the Company shall not be required to pay any such additional amounts in respect of amounts payable to any Non-U.S. Lender or any Agent that is not organized under the laws of the United States or a state thereof to the extent that the related tax is imposed (or an exemption therefrom is not available) as a result of such Lender or Agent failing to comply with the requirements of CLAUSE (b) of SECTION 4.6.

          Moreover, if any Taxes are directly asserted against either of the Agents or any Lender with respect to any payment received by such Agent or such Lender hereunder, such Agent or such Lender may pay such Taxes and the Company will, upon written demand therefor, promptly pay to such Person such additional amount (including any penalties, interest or expenses) as is necessary in order that the net amount received by such Person (including any Taxes on such additional amount) shall equal the amount of such Taxes paid by such Person; PROVIDED, HOWEVER, that the Company shall not be obligated to make payment to the Lenders or the Agents (as the case may be) pursuant to this sentence in respect of penalties or interest attributable to any Taxes, if written demand therefor has not been made by such Lenders or the Agents within 60 days from the date on which such Lenders or the Agents knew of the imposition of Taxes by the relevant taxing authority or for any additional imposition which may arise from the failure of the Lenders or the Agents to apply payments in accordance with the applicable tax law after the Company has made the payments required hereunder; PROVIDED, FURTHER, HOWEVER, that the Company shall not be required to pay any such additional amounts in respect of any amounts payable to any Non-U.S. Lender or any Agent that is not organized under the laws of the United States or a state thereof to the extent the related Tax is imposed as a result of such Lender or Agent failing to comply with the requirements of CLAUSE (b) of
SECTION 4.6. After a Lender or an Agent (as the case may be) learns of the imposition of Taxes, such Lender or Agent will act in good faith to notify the Company of its obligations hereunder as soon as reasonably possible.

          If the Company fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Company shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure.

          (b) Each Non-U.S. Lender shall, (i) on or prior to the date of the execution and delivery of this Agreement, in the case of each Lender listed on the signature pages hereof, or, in the case of an Assignee Lender, on or prior to the date it becomes a Lender, execute and deliver to the Company and the Administrative Agent, two or more (as the Company or the Agents may reasonably request) United States Internal Revenue Service Forms W-8ECI or Forms W-8BEN (or successor forms) establishing such Lender's exemption from United States federal withholding tax or, solely if such Lender is claiming exemption from United States withholding tax under SECTION 871(h) OR 881(c) of the Code with respect to payments of "portfolio interest", United States Internal Revenue Service Forms W-8BEN and a certificate signed by a duly authorized officer of such Lender representing that such Lender is not a "bank" (within the meaning of SECTION 881(c)(3)(A) of the Code), is not a 10 percent shareholder (within the meaning of SECTION 871(h)(3)(B) of the Code) with respect to the Company and is not a controlled foreign corporation with respect to which the Company is a related person (within the meaning of SECTION 864(d)(4) of the Code) or such other forms or documents (or successor forms or documents), appropriately completed, establishing that payments to such Lender are exempt from withholding or deduction of Taxes imposed by the United States; and (ii) deliver to the Company and the Administrative Agent two further copies of any such form or document on or


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before the date that any such form or document expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent such form or document previously delivered by it to the Company. Each Lender and each Agent agrees, to the extent reasonable and without material cost to it, to provide to the Company and the Administrative Agent such other applicable forms or certificates as would reduce or eliminate any Tax otherwise applicable.

          (c) If the Company determines in good faith that a reasonable basis exists for contesting the imposition of a Tax with respect to a Lender or either of the Agents, the relevant Lender or Agent, as the case may be, shall reasonably cooperate with the Company in challenging such Tax at the Company's expense if requested by the Company; PROVIDED, HOWEVER, that nothing in this
SECTION 4.6 shall require any Lender to submit to the Company or any other Person any tax returns or any part thereof, or to prepare or file any tax returns other than as such Lender in its sole discretion shall determine.

          (d) If a Lender or an Agent shall receive a refund (including any offset or credits) from a taxing authority (as a result of any error in the imposition of Taxes by such taxing authority) of any Taxes paid by the Company pursuant to CLAUSE (a) above, such Lender or the Agent (as the case may be) shall promptly pay the Company the amount so received, with interest from the taxing authority with respect to such refund, net of any tax liability incurred by such Lender or Agent that is attributable to the receipt of such refund and such interest.

          (e) Each Lender and each Agent agrees, to the extent reasonable and without material cost to it, to cooperate with the Company to minimize any amounts payable by the Company under this SECTION 4.6; PROVIDED, HOWEVER, that nothing in this SECTION 4.6 shall require any Lender to take any action which, in the sole discretion of such Lender, is inconsistent with its internal policy and legal and regulatory restrictions.

          (f) Notwithstanding anything expressed or implied to the contrary in this Agreement or any other Loan Document (including any schedule or exhibit to any of the foregoing), this SECTION 4.6 (and SECTION 4.11 insofar as it relates to SECTION 4.6) shall constitute the complete and exclusive understanding of the parties in respect of all matters relating to any Taxes (including interest thereon, additions thereto and penalties in connection therewith).

          SECTION 4.7 PAYMENTS, COMPUTATIONS, ETC. Unless otherwise expressly provided, all payments by or on behalf of the Company pursuant to this Agreement or any other Loan Document shall be made by the Company to the Administrative Agent for the PRO RATA account of the Lenders, Agents or Arranger, as applicable, entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 1:00 p.m., New York time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Company. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender, Agent or Arranger, as the case may be, its share, if any, of such payments received by the Administrative Agent for the account of such Lender, Agent or Arranger, as the case may be. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised


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

of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by CLAUSE (i) of the definition of the term "INTEREST PERIOD") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

          SECTION 4.8 SHARING OF PAYMENTS. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or Reimbursement Obligations (other than pursuant to the terms of SECTIONS 4.3, 4.4 and 4.5) in excess of its PRO RATA share of payments then or therewith obtained by all Lenders entitled thereto, such Lender shall purchase from the other Lenders such participation in the Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (i) the amount of such selling Lender's required repayment to the purchasing Lender in respect of such recovery to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Company agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to SECTION 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Company in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

          SECTION 4.9 SETOFF. Each Lender shall, upon the occurrence of any Event of Default described in CLAUSES (b) through (d) of SECTION 8.1.9 with respect to any Obligor (other than Immaterial Subsidiaries) or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, to the fullest extent permitted by law, have the right to appropriate and apply to the payment of the Obligations then due to it from the Company, and (as security for such Obligations) the Company hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Company (general or special, matured or unmatured and in whatever currencies denominated) then or thereafter maintained with or otherwise held by such Lender; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of SECTION 4.8. Each Lender agrees promptly to notify the Company and the Administrative Agent after any such setoff and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

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

          SECTION 4.10 MITIGATION. Each Lender agrees that if it makes any demand for payment under SECTIONS 4.3, 4.4, 4.5 or 4.6, or if any adoption or change of the type described in SECTION 4.1 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Company to make payments under SECTION 4.3, 4.4, 4.5 or 4.6, or would eliminate or reduce the effect of any adoption or change described in SECTION 4.1.

          SECTION 4.11 REPLACEMENT OF LENDERS. Each Lender hereby severally agrees as set forth in this Section. If any Lender (a "SUBJECT LENDER")
(i) makes demand upon the Company for (or if the Company is otherwise required to pay) amounts pursuant to SECTION 4.3, 4.5 or 4.6, (ii) gives notice pursuant to SECTION 4.1 requiring a conversion of such Subject Lender's LIBOR Loans to Base Rate Loans or any change in the basis upon which interest is to accrue in respect of such Subject Lender's LIBOR Loans or suspending such Lender's obligation to make Loans as, or to convert Loans into, LIBOR Loans,
(iii) becomes a Non-Consenting Lender or (iv) becomes a Non-Funding Lender, the Company may, within 180 days of receipt by the Company of such demand or notice (or the occurrence of such other event causing the Company to be required to pay such compensation) or within 180 days of such Lender becoming a Non-Consenting Lender or a Non-Funding Lender, as the case may be, give notice (a "REPLACEMENT NOTICE") in writing to the Agents and such Subject Lender of its intention to replace such Subject Lender with a financial institution (a "REPLACEMENT LENDER") designated in such Replacement Notice. If the Agents shall, in the exercise of their reasonable discretion and within 30 days of their receipt of such Replacement Notice, notify the Company and such Subject Lender in writing that the designated financial institution is satisfactory to the Agents (such consent not being required where the Replacement Lender is already a Lender), then such Subject Lender shall, subject to the payment of any amounts due pursuant to SECTION 4.4, assign, in accordance with SECTION 11.11.1, all of its Commitments, Loans and other rights and obligations under this Agreement and all other Loan Documents (including, without limitation, Reimbursement Obligations) to such designated financial institution; PROVIDED, HOWEVER, that (i) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Subject Lender and such designated financial institution and (ii) the purchase price paid by such designated financial institution shall be in the amount of such Subject Lender's Loans and its Percentage in respect of the Revolving Loan Commitment of such Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under SECTIONS 4.3, 4.5 and 4.6), owing to such Subject Lender hereunder. Upon the effective date of an assignment described above, the designated financial institution or Replacement Lender shall become a "Lender" for all purposes under this Agreement and the other Loan Documents.

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

                                     ARTICLE V
                          CONDITIONS TO CREDIT EXTENSIONS

          SECTION 5.1 INITIAL CREDIT EXTENSION. The obligations of the Lenders and the Issuers to fund the initial Credit Extension shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this SECTION 5.1.

          SECTION 5.1.1. RESOLUTIONS, ETC. The Agents shall have received from each Obligor a certificate, dated the date of the initial Credit Extension, of its Secretary or Assistant Secretary as to (i) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by it, and (ii) the incumbency and signatures of those of its officers authorized to act with respect to each Loan Document executed by it, upon which certificate each Agent and each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of such Obligor canceling or amending such prior certificate.

          SECTION 5.1.2. TRANSACTION DOCUMENTS. The Agents shall have received (with copies for each Lender that shall have expressly requested copies thereof) copies of fully executed versions of the Transaction Documents, certified to be true and complete copies thereof by an Authorized Officer of the Company. The Merger Agreement shall be in full force and effect and shall not have been modified or waived in any material respect, nor shall there have been any forbearance to exercise any material rights with respect to any of the terms or provisions relating to the conditions to the consummation of the Merger set forth in the Merger Agreement unless otherwise agreed to by the Required Lenders;

          SECTION 5.1.3. CONSUMMATION OF MERGER. The Agents shall have received evidence satisfactory to each of them that all actions necessary to consummate the Merger (including the filing of the Certificate of Merger with the Secretary of State of the State of Minnesota) shall have been taken in accordance with
SECTION 302A.673 of the Business Corporation Act of the State of Minnesota.

          SECTION 5.1.4. CLOSING DATE CERTIFICATE. Each of the Agents shall have received, with copies for each Lender, the Closing Date Certificate, substantially in the form of EXHIBIT D hereto, dated the date of the initial Credit Extension and duly executed and delivered by an Authorized Officer of the Company, in which certificate the Company shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Company made as of such date under this Agreement, and, at the time such certificate is delivered, such statements shall in fact be true and correct.

          SECTION 5.1.5. DELIVERY OF NOTES. The Agents shall have received, for the account of each Lender that shall have requested a Note not less than two Business Days prior to the Closing Date, a Note of the Company in respect of each applicable Tranche duly executed and delivered by the Company.

          SECTION 5.1.6. SUBSIDIARY GUARANTY. The Agents shall have received the Subsidiary Guaranty, dated the date hereof, duly executed and delivered by an Authorized

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

Officer of each Restricted Subsidiary of the Company that is a U.S. Subsidiary in existence on the date of the initial Credit Extension (after giving effect to the Merger).

          SECTION 5.1.7. PLEDGE AGREEMENTS. The Agents shall have received executed counterparts of

          (a) (i) the Holdco Pledge Agreement, dated as of the date hereof, duly executed by an Authorized Officer of Holdco, together with the certificates evidencing all of the issued and outstanding shares of Capital Stock of the Company which shall be pledged pursuant to the Holdco Pledge Agreement, which certificates shall be accompanied by undated stock powers duly executed in blank; and (ii) the Company Pledge Agreement, dated as of the date hereof, duly executed by an Authorized Officer of the Company, together with (i) the certificates evidencing all of the issued and outstanding shares of Capital Stock of each Restricted Subsidiary of the Company which shall be pledged pursuant to the Company Pledge Agreement, which certificates shall in each case be accompanied by undated stock powers duly executed in blank and (ii) the Intercompany Note and any other intercompany notes between the Company and its Restricted Subsidiaries (if any) which shall be pledged pursuant to the Company Pledge Agreement duly indorsed to the order of the Administrative Agent; and

          (b) the Subsidiary Pledge Agreement, dated as of the date hereof, duly executed by an Authorized Officer of each Restricted Subsidiary of the Company (after giving effect to the Transaction) which is a U.S. Subsidiary, together with the certificates evidencing all of the issued and outstanding shares of Capital Stock of each indirect Restricted Subsidiary of the Company which shall be pledged pursuant to such Subsidiary Pledge Agreement, which certificates shall in each case be accompanied by undated stock powers duly executed in blank;

PROVIDED, HOWEVER, that neither the Company nor any of its Restricted Subsidiaries shall be required to pledge in excess of 65% of the outstanding voting stock of any Non-U.S. Subsidiary. If any securities pledged pursuant to a Pledge Agreement are uncertificated securities or are held through a securities intermediary, the Administrative Agent shall have obtained "control" (as defined in the UCC) over such securities and shall have received such instruments and documents, if any, as the Administrative Agent shall deem necessary or in the reasonable opinion of the Administrative Agent desirable under applicable law to perfect the security interest of the Administrative Agent in such securities.

          SECTION 5.1.8. SECURITY AGREEMENT. The Agents shall have received executed counterparts of the Security Agreement, dated as of the date hereof, duly executed by Holdco, the Company and its Restricted Subsidiaries that are U.S. Subsidiaries, together with

          (a)  executed Uniform Commercial Code financing statements
     (Form UCC-1) naming Holdco, the Company or the relevant Restricted Subsidiary as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, to be filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Security Agreement (PROVIDED that perfection of

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

     security interests in (i) motor vehicles shall not be required, (ii) certain intellectual property owned as of the Closing Date by Holdco, the Company or its Restricted Subsidiaries that are U.S. Subsidiaries shall be completed in accordance with SECTION 7.1.11 and (iii) inventory and equipment located at document service centers maintained by Holdco or any of its Restricted Subsidiaries at sites owned or leased by clients of Holdco or such Restricted Subsidiaries, as the case may be, shall not be required); and

          (b) certified copies of Uniform Commercial Code Requests for Information or copies (Form UCC-11), or a similar search report certified by a party acceptable to the Agents, dated a date reasonably near to the date of the initial Credit Extension, listing all effective financing statements which name Holdco, the Company or the relevant Restricted Subsidiary (under its present name and any previous names) as the debtor and which are filed in the jurisdictions in which filings are to be made pursuant to CLAUSE (a) above, together with copies of such financing statements.

          SECTION 5.1.9. FINANCIAL INFORMATION, ETC. The Agents shall have received, with counterparts for each Lender,

          (a) (i) audited consolidated balance sheets of Holdco and its Subsidiaries as at January 31, 1999 and January 31, 1998 and audited consolidated statements of operations, cash flows and stockholders' equity for the periods ended January 31, 1999, January 31, 1998 and January 31, 1997 and (ii) an unaudited consolidated balance sheet of Holdco and its Subsidiaries as at July 31, 1999 and unaudited consolidated statements of operations and cash flows for the three months and portion of the fiscal year, respectively, then ended, prepared in each case in a manner consistent with the historical audited statements (except for normal year-end adjustments and the absence of footnotes) (collectively, the "BASE FINANCIAL STATEMENTS"); and

          (b) (i) a pro forma consolidated balance sheet of Holdco and its Subsidiaries as of July 31, 1999 after giving effect to the Transaction (the "Pro Forma Balance Sheet"); and (ii) projected consolidated financial statements (including balance sheets and statements of operations and cash flows of Holdco and its Subsidiaries) for the six-year period ending January 31, 2006, certified by an Authorized Officer that is the chief financial officer or controller of Holdco, giving effect to the consummation of the Transaction and reflecting the proposed legal and capital structure of Holdco and its Subsidiaries, which legal and capital structure shall be, in all material respects, as described in the Holdco Proxy Statement or otherwise reasonably satisfactory to the Syndication Agent.

          SECTION 5.1.10. SOLVENCY, ETC. The Agents shall have received an opinion letter from Valuation Research Corporation addressed to the Agents and each Lender and dated as of the date of the initial Credit Extensions, supporting the conclusions that, after giving effect to the Transaction, the initial Credit Extensions and the related transactions contemplated hereby, Holdco and its Subsidiaries on a consolidated basis are Solvent, such opinion letter to be in form, substance and scope reasonably satisfactory to the Agents.

          SECTION 5.1.11. COMMON EQUITY CONTRIBUTION, PREFERRED EQUITY CONTRIBUTION, ASSET CONTRIBUTION, INTERCOMPANY LOAN AND/OR CLOSING DATE DIVIDEND AND SENIOR SUBORDINATED BRIDGE NOTES OR SENIOR SUBORDINATED NOTES. The Agents shall have received evidence satisfactory to each of them that (i) the members of the Company's management shall have retained not less than $21,500,000 of their existing Capital Stock in Holdco valued at the Merger consideration value per share and after giving effect to the Common Equity Contribution, the Preferred Equity Contribution, the Senior Subordinated Notes or the Senior Subordinated Bridge Notes, the Loans made on the Closing Date and the Intercompany Loan, Holdco shall have sufficient cash on hand in the amount required to consummate the Transaction, (ii) Merger Sub shall have received not less than $70,600,000 in gross cash proceeds or Holdco common stock purchased for cash by the DLJMB Entities from the DLJMB Entities' portion of the Common Equity Contribution and not less than $40,000,000 in gross cash proceeds from the Preferred Equity Contribution, (iii) immediately following the consummation of the Merger, Holdco shall make the Asset Contribution to the Company and shall have entered into the Administrative Services Agreement with the Company, (iv) the Intercompany Loan and/or Closing Date Dividend shall have been made, and (v) Holdco shall have received not less than $136,000,000 in gross cash proceeds from the issuance of the Senior Subordinated Bridge Notes or the Senior Subordinated Notes and warrants to purchase common stock of Holdco, all on terms and conditions satisfactory to the Agents.

          SECTION 5.1.12. LITIGATION. There shall exist no pending or threatened material action, suit, investigation, litigation or proceeding in any court or before any arbitrator or governmental instrumentality that could reasonably be expected to have a Material Adverse Effect or could reasonably be expected to materially, adversely affect the consummation of the Transaction.

          SECTION 5.1.13. MATERIAL ADVERSE CHANGE. Except as may be disclosed in Schedule 3.10 to the Merger Agreement, no facts, events or circumstances constituting or having a Material Adverse Effect shall have occurred since January 31, 1999.

          SECTION 5.1.14. RELIANCE LETTERS. The Agents shall, unless otherwise agreed, have received reliance letters, dated the date of the initial Credit Extension and addressed to each Lender and each Agent, in respect of each of the legal opinions (other than "disclosure" and other similar opinions) delivered in connection with the Transaction.

          SECTION 5.1.15. OPINIONS OF COUNSEL. The Agents shall have received opinions, dated the date of the initial Credit Extension and addressed to the Agents and all Lenders from

          (a) Davis Polk & Wardwell, special New York counsel to each of the Obligors, in substantially the form of EXHIBIT K-1 hereto;

          (b) Oppenheimer Wolff & Donnelly LLP, special local counsel to the Company, in substantially the form of EXHIBIT K-2 hereto; and

          (c) Steve Machov, General Counsel of the Company, in substantially the form of EXHIBIT K-3 hereto.

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


          SECTION 5.1.16. INSURANCE. The Agents shall have received satisfactory evidence of the existence of insurance in compliance with SECTION
7.1.4 (including all endorsements included therein), and the Administrative Agent shall be named additional insured or loss payee, on behalf of the Lenders, pursuant to documentation reasonably satisfactory to the Agents and the Company.

          SECTION 5.1.17. CLOSING FEES, EXPENSES, ETC. The Agents and the Arranger shall have received, each for its own respective account, or, in the case of the Administrative Agent, for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to SECTIONS 3.3 and 11.3, if then invoiced.

          SECTION 5.1.18. SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of Holdco or any of its Subsidiaries or any other Obligors shall be reasonably satisfactory in form and substance to the Agents and their counsel; the Agents and their counsel shall have received all information, approvals, opinions, documents or instruments that the Agents or their counsel shall have reasonably requested.

          SECTION 5.1.19. REPAYMENT OF EXISTING DEBT. Contemporaneously with the application of the proceeds of the Loans to be made on the Closing Date, (a) Holdco shall use not more than $87,500,000 to repay in full the aggregate principal amount of Existing Debt (other than Existing Letters of Credit) plus accrued and unpaid interest thereon, (b) Holdco and its Restricted Subsidiaries shall have terminated any commitments to lend or make other extensions of credit under the Existing Debt and (c) Holdco and its Restricted Subsidiaries shall have taken all action necessary to terminate or release all Liens securing the Existing Debt in connection therewith, or arrangements satisfactory to the Agents for the repayment of such Existing Debt, the termination of such commitments and the release of such Liens shall have been made. There shall be no Indebtedness of Holdco or its Restricted Subsidiaries outstanding after consummation of the Closing Date transactions other than Indebtedness permitted under SECTION 7.2.2.

          SECTION 5.1.20. CORPORATE STRUCTURE, OWNERSHIP, ETC. The corporate, tax, capital, shareholder and ownership structure of Holdco and its Subsidiaries before and after the Transaction shall be as described or identified to the Agents prior to the date hereof or as is otherwise reasonably satisfactory to the Agents.

          SECTION 5.1.21. CERTAIN APPROVALS. All material governmental, shareholder and third party consents (including Hart-Scott-Rodino clearance) and approvals necessary in connection with the Transaction, the related financings, the continuing operation of Holdco and its Restricted Subsidiaries' businesses and other transactions contemplated hereby shall have been obtained, and all applicable waiting periods shall have expired without any action being taken by any competent authority that could reasonably be expected to restrain, prevent or impose any materially adverse conditions on the Transaction, and no law or regulation shall be applicable which could reasonably be expected to have any such effect.

          Each Lender hereby agrees that by its execution and delivery of its signature page hereto and by the funding of its Loans to be made on the Closing Date, such Lender approves of and consents to each of the matters set forth in this Section 5.1 which must be approved by, or

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

satisfactory to, Required Lenders, PROVIDED that, in the case of any agreement or document which must be approved by, or which must be satisfactory to, Required Lenders, a copy of such agreement or document shall have been delivered to such Lender on or prior to the Closing Date.

          SECTION 5.2 ALL CREDIT EXTENSIONS. The obligation of each Lender and, if applicable, each Issuer, to make any Credit Extension (including its initial Credit Extension) shall be subject to the satisfaction of each of the conditions precedent set forth in this SECTION 5.2.

          SECTION 5.2.1. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to any Credit Extension the following statements shall be true and correct:

          (a) the representations and warranties set forth in ARTICLE VI and in each other Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

          (b) in the case of Revolving Loans, Swing Line Loans or Letters of Credit (x) the sum of (A) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (B) the Letter of Credit Outstandings will not exceed the Revolving Loan Commitment Amount, (y) the aggregate outstanding principal amount of all Swing Line Loans will not exceed the Swing Line Loan Commitment Amount, and (z) the Letter of Credit Outstandings will not exceed the Letter of Credit Commitment Amount; and

          (c)  no Default shall have then occurred and be continuing.

          SECTION 5.2.2. CREDIT EXTENSION REQUEST. Except with respect to the deemed issuance of the Existing Letters of Credit on the Closing Date, the Administrative Agent shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Company of the proceeds of any Credit Extension shall constitute a representation and warranty by the Company that on the date of such Credit Extension (both immediately before and after giving effect thereto and the application of the proceeds thereof) the statements made in SECTION 5.2.1 are true and correct.

                                     ARTICLE VI
                           REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders, the Issuers and the Agents to enter into this Agreement and to make Credit Extensions hereunder, each of Holdco and the Company represents and warrants unto the Agents, each Issuer and each Lender as set forth in this ARTICLE VI.

          SECTION 6.1 ORGANIZATION, ETC. Except as disclosed in ITEM 6.1 ("Organization, etc.") of the Disclosure Schedule, each of Holdco, the Company and each other Restricted Subsidiary (a) is validly organized and existing and in good standing to the extent

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required under the laws of the jurisdiction of its incorporation, except to the extent that the failure to be in good standing would not reasonably be expected to have a Material Adverse Effect, (b) is duly qualified to do business and is in good standing to the extent required under the laws of each jurisdiction where the nature of its business requires such qualification, except to the extent that the failure to qualify would not reasonably be expected to result in a Material Adverse Effect, and (c) has full power and authority and holds all requisite governmental licenses, permits and other approvals to (i) enter into and perform its obligations in connection with the Transaction and its Obligations under this Agreement and each other Loan Document to which it is a party and (ii) own and hold under lease its property and to conduct its business substantially as currently conducted by it except, in the case of this CLAUSE (b)(ii), where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 6.2 DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by each of Holdco and the Company of this Agreement and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it and Holdco's, the Company's and, where applicable, each such other Obligor's participation in the consummation of the Transaction, are within Holdco's, the Company's and each such Obligor's powers, have been duly authorized by all necessary action, and do not

          (a) contravene Holdco's, the Company's or any such Obligor's Organic Documents;

          (b) contravene any contractual restriction (other than any contractual restriction that shall have been waived on or prior to the Closing Date), law or governmental regulation or court decree or order binding on or affecting Holdco, the Company or any such Obligor, where such contravention, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or

          (c) result in, or require the creation or imposition of, any Lien on any of Holdco's, the Company's or any other Obligor's properties, except pursuant to the terms of a Loan Document.

          SECTION 6.3 GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person, is required for the due execution, delivery or performance by Holdco, the Company or any other Obligor of this Agreement or any other Loan Document to which it is a party, except as have been duly obtained or made and are in full force and effect or those which the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect. All authorizations, approvals and other actions by, and all notices to and filings with, any governmental authority or regulatory body that are required pursuant to the Merger Agreement in connection with the Transaction have been duly obtained or made and are in full force and effect, except those which the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect. None of Holdco, the Company or any other Obligor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an

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"affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          SECTION 6.4 VALIDITY, ETC. This Agreement constitutes, and each other Loan Document executed by Holdco or the Company will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligation of each of Holdco and the Company as is a party thereto, in each case, enforceable against Holdco or the Company, as the case may be, in accordance with its terms; and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, in each case with respect to this SECTION 6.4 subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          SECTION 6.5 FINANCIAL INFORMATION. Holdco has delivered to the Agents and each Lender copies of (i) the Base Financial Statements and (ii) the Pro Forma Balance Sheet. Each of the financial statements described above has been prepared in accordance with GAAP consistently applied (in the case of CLAUSE (i)) and, in the case of CLAUSE (ii), on a basis substantially consistent with the basis used to prepare the financial statements referred to in CLAUSE
(i), and (in the case of CLAUSE (i)) present fairly the consolidated financial condition of the corporations covered thereby as at the date thereof and the results of their operations for the periods then ended and (in the case of CLAUSE (ii)) include appropriate pro forma adjustments to give pro forma effect to the Transaction.

          SECTION 6.6 NO MATERIAL ADVERSE EFFECT. Since January 31, 1999, no facts, events or conditions have occurred which constitute a Material Adverse Effect.

          SECTION 6.7 LITIGATION, LABOR CONTROVERSIES, ETC. There is no pending or, to the knowledge of Holdco or the Company, threatened litigation, action, proceeding or governmental investigation affecting any Obligor, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to result in a Material Adverse Effect except as disclosed in ITEM 6.7 ("Litigation") of the Disclosure Schedule. No development has occurred in any litigation, action, labor controversy, arbitration or governmental investigation or other proceeding disclosed in ITEM 6.7 ("Litigation") of the Disclosure Schedule which could reasonably be expected to have a Material Adverse Effect.

          SECTION 6.8    SUBSIDIARIES.  Holdco has only those Subsidiaries
(i) which are identified in ITEM 6.8 ("Existing Subsidiaries") of the Disclosure Schedule as Restricted Subsidiaries or Unrestricted Subsidiaries, or (ii) which are permitted to have been created or acquired in accordance with SECTION 7.2.5 or 7.2.8.

          SECTION 6.9 OWNERSHIP OF PROPERTIES. Except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, Holdco, the Company and each other Restricted Subsidiary owns good title to, or leasehold interests in, all of its properties and assets (other than insignificant properties and assets), real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names,

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service marks and copyrights), free and clear of all Liens or material claims (including material infringement claims with respect to patents, trademarks, copyrights and the like), except as permitted pursuant to
SECTION 7.2.3.

          SECTION 6.10 TAXES. Except as set forth in ITEM 6.10 ("Taxes") of the Disclosure Schedule, each of Holdco and its Subsidiaries has filed all federal and other material tax returns required by law to have been filed by it and has paid all material taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

          SECTION 6.11 PENSION AND WELFARE PLANS. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under SECTION 302(f) of ERISA, which, in either case, is reasonably expected to lead to a liability of Holdco or any member of the Controlled Group to such Pension Plan in excess of $7,500,000. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by Holdco or any member of the Controlled Group of any material liability, fine or penalty other than such condition, event or transaction which would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in ITEM 6.11 ("Employee Benefit Plans") of the Disclosure Schedule or otherwise approved by the Agents (such approval not to be unreasonably withheld or delayed), since the date of the last financial statement neither of Holdco nor the Company has increased any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA, except as would not have a Material Adverse Effect.

          SECTION 6.12   ENVIRONMENTAL WARRANTIES.  Except as set forth in
ITEM 6.12 ("Environmental Matters") of the Disclosure Schedule or as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

          (a) all facilities and property owned or leased by Holdco or any of its Restricted Subsidiaries are in compliance with all Environmental Laws;

          (b)  there are no pending or threatened

               (i) written claims, complaints, notices or requests for information received by Holdco or any of its Restricted Subsidiaries with respect to any alleged violation of any Environmental Law, or

               (ii) written complaints, notices or inquiries to Holdco or any of its Restricted Subsidiaries regarding potential liability under any Environmental Law;

          (c) to the knowledge of Holdco and the Company, there have been no releases of Hazardous Materials at, on or under any property now or previously owned or leased by Holdco or any of its Restricted Subsidiaries;

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

          (d) Holdco and its Restricted Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

          (e) no property now or, to the best knowledge of Holdco or the Company, previously owned or leased by Holdco or any of its Restricted Subsidiaries is listed or, to the knowledge of Holdco or the Company, proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

          (f) to the best knowledge of Holdco and the Company, there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by Holdco or any of its Restricted Subsidiaries;

          (g) to the knowledge of Holdco and the Company, Holdco, and its Restricted Subsidiaries have not directly transported or directly arranged for the transportation of any Hazardous Material to any location (i) which is listed or to the knowledge of Holdco and the Company, proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list, or (ii) which is the subject of federal, state or local enforcement actions or other investigations relating to any Environmental Laws;

          (h) to the knowledge of Holdco and the Company, there are no polychlorinated biphenyls or friable asbestos present in a manner or condition requiring remedial action to comply with any Environmental Law at any property now or previously owned or leased by Holdco or any of its Restricted Subsidiaries; and

          (i) to the knowledge of Holdco and the Company, no conditions exist at, on or under any property now or previously owned or leased by Holdco or any of its Restricted Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability to Holdco or any of its Restricted Subsidiaries under any Environmental Law.

          SECTION 6.13 REGULATIONS U AND X. Neither Holdco nor the Company is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extension will be used in violation of F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

          SECTION 6.14 ACCURACY OF INFORMATION. All material factual information concerning the financial condition, operations or prospects of Holdco and its Subsidiaries heretofore or contemporaneously furnished by or on behalf of Holdco or the Company in writing to the Agents, the Arranger, any Issuer or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby or with respect to the Transaction is, and all other such factual information hereafter furnished by or on behalf of Holdco or any of its

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Subsidiaries to the Agents, the Arranger, any Issuer or any Lender will be, taken as a whole, true and accurate in every material respect on the date as of which such information is dated or certified and such information is not, or shall not be, taken as a whole, as the case may be, incomplete by omitting to state any fact necessary to make such information not materially misleading.

     Any term or provision of this Section to the contrary notwithstanding, insofar as any of the factual information described above includes assumptions, estimates, projections or opinions, no representation or warranty is made herein with respect thereto; PROVIDED, HOWEVER, that to the extent any such assumptions, estimates, projections or opinions are based on factual matters, Holdco or the Company has reviewed such factual matters and nothing has come to its attention in the context of such review which would lead it to believe that such factual matters were not or are not true and correct in all material respects or that such factual matters omit to state any material fact necessary to make such assumptions, estimates, projections or opinions not misleading in any material respect.

          SECTION 6.15 SOLVENCY. The Transaction (including the incurrence of the initial Credit Extensions hereunder, the incurrence by Holdco of the Indebtedness represented by the Senior Subordinated Bridge Notes or the Senior Subordinated Notes, the execution and delivery by the Subsidiary Guarantors of the Subsidiary Guaranty and the application of the proceeds of the Credit Extensions) will not involve or result in any fraudulent transfer or fraudulent conveyance under the provisions of SECTION 548 of the Bankruptcy Code (11 U.S.C.
Section 101 ET SEQ., as from time to time hereafter amended, and any successor or similar statute) or any applicable state law respecting fraudulent transfers or fraudulent conveyances. On the Closing Date, after giving effect to the Transaction, the Company is Solvent.

          SECTION 6.16 CREATION, PERFECTION AND PRIORITY OF LIENS. The execution and delivery of the Loan Documents by the Obligors, together with actions taken pursuant to SECTIONS 5.1.7, 5.1.8, 7.1.8 , 7.1.11 and 7.1.12 are effective or will be effective, once taken, to create in favor of the Administrative Agent for the benefit of Lenders, as security for the respective Secured Obligations (as defined in the applicable Loan Document in respect of any collateral security for the Obligations), a valid and perfected Lien on the collateral purportedly covered thereby (except that Liens on motor vehicles need not be perfected and Liens on real property or interests therein shall only be required to the extent set forth in SECTIONS 7.1.8 and 7.1.12) subject only to Liens permitted under SECTION 7.2.3.

          SECTION 6.17 YEAR 2000 COMPLIANCE. The Company will promptly notify the Administrative Agent in the event the Company discovers or determines that any computer application (including those of its suppliers and vendors) that is material to Holdco's or its Restricted Subsidiaries' business and operations will not be Year 2000 compliant as of January 1, 2000, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

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                                    ARTICLE VII
                                     COVENANTS

          SECTION 7.1 AFFIRMATIVE COVENANTS. Holdco and the Company agree with the Agents, each Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, Holdco and the Company will perform the obligations set forth in this SECTION 7.1.

          SECTION 7.1.1. FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. The Company will furnish, or will cause to be furnished, to each Lender and each Agent copies of the following financial statements, reports, notices and information:

          (a) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of Holdco (or, if Holdco is required to file such information on a Form 10-Q with the Securities and Exchange Commission, promptly following such filing), a consolidated balance sheet of Holdco and its Subsidiaries as of the end of such Fiscal Quarter, together with the related consolidated statement of operations for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter and the related consolidated statement of cash flows for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter (it being understood that the foregoing requirement may be satisfied by delivery of Holdco's report to the Securities and Exchange Commission on Form 10-Q, if any), certified by an Authorized Officer;

          (b) as soon as available and in any event within 105 days after the end of each Fiscal Year of Holdco (or, if Holdco is required to file such information on a Form 10-K with the Securities and Exchange Commission, promptly following such filing), a copy of the annual audit report for such Fiscal Year for Holdco and its Subsidiaries, including therein a consolidated balance sheet for Holdco and its Subsidiaries as of the end of such Fiscal Year, together with the related consolidated statements of operations and cash flows for such Fiscal Year (it being understood that the foregoing requirement may be satisfied by delivery of Holdco's report to the Securities and Exchange Commission on Form 10-K, if any), in each case certified (without any Impermissible Qualification) by a "Big Five" firm of independent public accountants, together with a certificate from such accountants as to whether, in making the examination necessary for the signing of such annual report by such accountants, they have become aware of any Default in respect of any term, covenant, condition or other provision of this Agreement (including any Default in respect of the financial covenants contained in SECTION 7.2.4) that relates to accounting matters that has occurred and is continuing or, if in the opinion of such accounting firm, any such Default has occurred and is continuing, a statement as to the nature thereof;

          (c) together with the delivery of the financial information required pursuant to CLAUSES (a) and (b), a Compliance Certificate, in substantially the form of EXHIBIT E, executed by an Authorized Officer of Holdco, showing (in reasonable detail and with

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     appropriate calculations and computations in all respects satisfactory to the Agents) compliance with the financial covenants set forth in
     SECTION 7.2.4;

          (d) promptly and in any event within seven Business Days after obtaining knowledge of the occurrence of any Default, if such Default is then continuing, a statement of an Authorized Officer of the Company setting forth details of such Default and the action which Holdco or the Company has taken or proposes to take with respect thereto;

          (e) promptly and in any event within five Business Days after (x) the occurrence of any development with respect to any litigation, action or proceeding described in SECTION 6.7 which could reasonably be expected to have a Material Adverse Effect or (y) the commencement of any litigation, action or proceeding of the type described in SECTION 6.7, notice thereof and of the action which Holdco or the Company has taken or proposes to take with respect thereto;

          (f) promptly after the sending or filing thereof, copies of all reports and registration statements (other than exhibits thereto and any registration statement on Form S-8 or its equivalent) which Holdco or any of its Restricted Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

          (g) as soon as practicable after the chief financial officer or the chief executive officer of Holdco or a member of Holdco's Controlled Group becomes aware of (i) formal steps in writing to terminate any Pension Plan or (ii) the occurrence of any event with respect to a Pension Plan which, in the case of (i) or (ii), could reasonably be expected to result in a contribution to such Pension Plan by (or a liability to) Holdco or a member of Holdco's Controlled Group in excess of $7,500,000, (iii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under SECTION 302(f) of ERISA in an amount in excess of $7,500,000, (iv) the taking of any action with respect to a Pension Plan which could reasonably be expected to result in the requirement that the Company furnish a bond to the PBGC or such Pension Plan in an amount in excess of $7,500,000 or (v) any material increase in the contingent liability of Holdco or the Company with respect to any post-retirement Welfare Plan benefit as a result of a change in the level or scope of benefits thereunder, notice thereof and copies of all documentation relating thereto;

          (h) as soon as practicable and in any event no later than 90 days after the beginning of each Fiscal Year, a consolidated plan and financial forecast of Holdco for such Fiscal Year prepared in a manner consistent with the annual forecasts presented to the Board of Directors of Holdco; and

          (i) such other information respecting the condition or operations, financial or otherwise, of Holdco or any of its Restricted Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

          SECTION 7.1.2. COMPLIANCE WITH LAWS, ETC. Each of Holdco and the Company will, and will cause each other Restricted Subsidiary to, comply in all material respects

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with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

          (a) except as permitted under SECTION 7.2.8, the maintenance and preservation of its corporate existence and qualification as a foreign corporation, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; and

          (b) the payment, before the same become delinquent, of all material taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

          SECTION 7.1.3. MAINTENANCE OF PROPERTIES. Except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, each of Holdco and the Company will, and will cause each other Restricted Subsidiary to, maintain, preserve, protect and keep its properties (other than insignificant properties) in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless Holdco or the Company determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

          SECTION 7.1.4. INSURANCE. Each of Holdco and the Company will, and will cause each other Restricted Subsidiary to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and with such provisions and endorsements as the Agents may reasonably request and will, upon request of the Agents, furnish to the Agents and each Lender a certificate of an Authorized Officer of the Company setting forth the nature and extent of all insurance maintained by Holdco and its Restricted Subsidiaries in accordance with this Section.

          SECTION 7.1.5. BOOKS AND RECORDS. Each of Holdco and the Company will, and will cause each other Restricted Subsidiary to, keep books and records which accurately reflect in all material respects all of its business affairs and transactions and permit the Agents, each Issuer and each Lender or any of their respective representatives, at reasonable times and intervals, and upon reasonable notice, but, unless an Event of Default shall have occurred and be continuing, not more frequently than once in each Fiscal Year, to visit its offices, to discuss its financial matters with its officers and, after notice to the Company and provision of an opportunity for Holdco and the Company to participate in such discussion, its independent public accountant (and Holdco and the Company hereby authorize such independent public accountants to discuss Holdco's and the Company's financial matters with each Issuer and each Lender or its representatives, whether or not any representative of Holdco or the Company is present, so long as Holdco and the Company have been afforded a reasonable opportunity to be present) and to examine, and photocopy extracts from, any of its books or other corporate records. Unless an Event of Default shall have occurred and be continuing, the cost and expense of each such visit shall be borne by the applicable Agent or Lender.

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          SECTION 7.1.6. ENVIRONMENTAL COVENANT.  Each of Holdco and the Company
will and will cause each other Restricted Subsidiary to,

          (a) use and operate all of its facilities and properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, in each case except where the failure to comply with the terms of this clause would not reasonably be expected to have a Material Adverse Effect;

          (b) promptly notify the Agents and provide copies of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties, which relate to environmental matters, or relating to compliance with Environmental Laws which would have, or would reasonably be expected to have, a Material Adverse Effect, and promptly cure and have dismissed with prejudice any material actions and proceedings relating to compliance with Environmental Laws, except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books; and

          (c) provide such information and certifications which the Agents may reasonably request from time to time to evidence compliance with this
     SECTION 7.1.6.

          SECTION 7.1.7. FUTURE SUBSIDIARIES. Upon any Person becoming, after the Closing Date, a U.S. Subsidiary of Holdco that is a Restricted Subsidiary or, in the event there is a change in United States federal and any similar applicable state income tax laws such that a guarantee, grant of a security interest or pledge by a Non-U.S. Subsidiary of Holdco that is a Restricted Subsidiary would not result in a deemed dividend or other adverse income tax consequences to Holdco or the Company, a Non-U.S. Subsidiary of Holdco that is a Restricted Subsidiary, or (in the case of CLAUSE (b) below only) upon Holdco or any such Subsidiary acquiring additional Capital Stock of any existing Subsidiary that is a Restricted Subsidiary, the Company shall notify the Agents of such acquisition or change, and shall (but in the case of any such Non-U.S. Subsidiary only to the extent reasonably requested by the Agents)

          (a) promptly cause any such Subsidiary to execute and deliver to the Administrative Agent, with counterparts for each Lender, a supplement to the Subsidiary Guaranty and a supplement to the Security Agreement (and, if such Subsidiary owns any real property, to the extent required by CLAUSE
     (b) of SECTION 7.1.8, a Mortgage), together with Uniform Commercial Code financing statements (Form UCC-1) executed and delivered by such Subsidiary naming such Subsidiary as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, in appropriate form for filing under the Uniform Commercial Code and any other applicable recording statutes, in the case of real property, of all jurisdictions as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Security Agreement or a Mortgage, as the case may be (other than the perfection of security interests in motor vehicles or inventory and equipment located at document service centers maintained by Holdco or any of its Restricted Subsidiaries at sites owned or leased by clients of Holdco or any such Restricted Subsidiary); and

          (b) promptly deliver, or cause to be delivered, to the Administrative Agent under a Pledge Agreement (or a supplement thereto) certificates (if any) representing all of the issued and outstanding shares of Capital Stock of such Subsidiary owned by Holdco or any Restricted Subsidiary that is a U.S. Subsidiary or, in the event there is a change in United States federal and any similar applicable state income tax laws such that a pledge by a Non-U.S. Subsidiary that is a Restricted Subsidiary would not result in a deemed dividend or other adverse income tax consequences to Holdco or the Company, any Restricted Subsidiary that is a Non-U.S. Subsidiary, as the case may be, along with undated stock powers for such certificates, executed in blank, or, if any securities subject thereto are uncertificated securities, the Administrative Agent shall have obtained "control" (as defined in the Uniform Commercial Code applicable to such securities) over such securities, or other appropriate steps shall have been taken under applicable law resulting in the perfection of the security interest granted in such securities in favor of the Administrative Agent pursuant to the terms of such Pledge Agreement;

together, in each case, with such opinions, in form and substance and from counsel reasonably satisfactory to the Agents, as the Agents may reasonably require; PROVIDED, HOWEVER, that notwithstanding the foregoing, no Non-U.S. Subsidiary shall be required to execute and deliver a Mortgage, a supplement to the Subsidiary Guaranty, a supplement to the Security Agreement or a supplement to a Pledge Agreement, nor will Holdco or any Restricted Subsidiary be required to deliver in pledge pursuant to a Pledge Agreement in excess of 65% of the total combined voting power of all classes of Capital Stock of a Non-U.S. Subsidiary entitled to vote unless (i) there is a change in United States federal and any similar state income tax laws such that no deemed dividend or other adverse income tax consequences to Holdco or the Company would result therefrom and (ii) the Agents shall have reasonably requested the same.

          SECTION 7.1.8. FUTURE LEASED PROPERTY AND FUTURE ACQUISITIONS OF REAL PROPERTY; FUTURE ACQUISITION OF OTHER PROPERTY.

          (a) Prior to entering into any new lease of real property or renewing any existing lease of real property following the Closing Date, Holdco and the Company shall, and shall cause each of their U.S. Subsidiaries that are Restricted Subsidiaries and, in the event there is a change in United States federal and any similar applicable state income tax laws such that no deemed dividend or other adverse income tax consequences to Holdco or the Company would result therefrom, each of its Non-U.S. Subsidiaries that is a Restricted Subsidiary (but in the case of any such Non-U.S. Subsidiary only to the extent reasonably requested by the Agents), to use its (and their) commercially reasonable efforts (which shall not require the expenditure of cash or the making of any material concessions under the relevant lease) to deliver to the Administrative Agent a Waiver executed by the lessor of any real property that is to be leased by Holdco or such Subsidiary for a term in excess of one year in any state which by statute grants such lessor a "landlord's" (or similar) Lien which is superior to the Administrative Agent's, to the extent the value of any personal property of Holdco or such Subsidiaries to be held at such leased property exceeds (or it is anticipated that the value of such personal property will, at any point in time during the term of such leasehold term, exceed) $3,000,000, excluding inventory and equipment located at document service centers maintained by Holdco or any of its Restricted Subsidiaries at sites owned or leased by clients of Holdco or any such Restricted Subsidiary.

          (b) In the event that Holdco or any of its U.S. Subsidiaries that are Restricted Subsidiaries or, in the event there is a change in United States federal and any similar applicable state income tax laws such that no deemed dividend or other adverse income tax consequences to Holdco or the Company would result therefrom, any of its Non-U.S. Subsidiaries that are Restricted Subsidiaries (but in the case of any such Non-U.S. Subsidiary only to the extent reasonably requested by the Agents), shall acquire any fee interest in real property having a value as determined in good faith by the Administrative Agent in excess of $3,000,000 in the aggregate, Holdco or the applicable Subsidiary shall, promptly after such acquisition, execute a Mortgage and provide the Administrative Agent with (i) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to create a valid, perfected, first priority Lien, subject to the Liens permitted by SECTION 7.2.3, against the properties purported to be covered thereby, (ii) mortgagee's title insurance policies in favor of the Agents and the Lenders in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Agents, with respect to the property purported to be covered by such Mortgage, insuring that title to such property is indefeasible and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as permitted by SECTION 7.2.3 or as approved by the Agents, and such policies shall also include, to the extent available on commercially reasonable terms, a revolving credit endorsement and such other endorsements as the Agents shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon, and (iii) such other approvals, opinions, or documents as the Agents may reasonably request.

          (c) In accordance with the terms and provisions of the Loan Documents, Holdco, each U.S. Subsidiary that is a Restricted Subsidiary and, in the event there is a change in United States federal and any similar applicable state income tax laws such that no deemed dividend or other adverse income tax consequences to Holdco or the Company would result therefrom, each Non-U.S. Subsidiary that is a Restricted Subsidiary (but in the case of any such Non-U.S. Subsidiary only to the extent reasonably requested by the Agents), shall provide the Agents with evidence of all recordings and filings as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to create a valid, perfected, first priority Lien, subject to the Liens permitted by
SECTION 7.2.3, against all property acquired after the Closing Date (excluding
(i) motor vehicles, (ii) (except to the extent required under CLAUSE (b) of SECTION 7.1.8), leases of and fee interests in real property and (iii) inventory and equipment located at document service centers maintained by Holdco or any of its Restricted Subsidiaries at sites owned or leased by clients of Holdco or any such Subsidiary) and not otherwise subject to SECTIONS 7.1.11 and 7.1.12.

          SECTION 7.1.9. USE OF PROCEEDS, ETC.  The Company shall

          (a)  apply the proceeds of the Loans

          (i) in the case of the Term Loans and the Revolving Loans made on the Closing Date, to pay, in part, through the Intercompany Loan and/or Closing Date

          Dividend to Holdco, the cash merger consideration in respect of all of the outstanding capital stock (the "SHARES") of Holdco (including stock options but excluding any Shares which are rolled over) of not in excess of $22.00 per Share and to fund up to $10,000,000 in management deferred compensation plans for an aggregate cash amount which does not exceed $370,000,000, to refinance the Existing Debt (the "REFINANCING") in an aggregate principal amount not to exceed $87,500,000, plus accrued and unpaid interest thereon, and to pay transaction fees and expenses ("EXPENSE PAYMENTS") of approximately $23,900,000 associated with the Transaction; PROVIDED, that not more than $6,500,000 of the proceeds from Revolving Loans may be used to finance the consummation of the Transaction, including the Expense Payments; and

          (ii) in the case of any other Revolving Loans, the Swing Line Loans and any Term Loans made pursuant to CLAUSE (b) or CLAUSE (d) of
          SECTION 2.1.1, for working capital and general corporate purposes of the Company and its Restricted Subsidiaries, including permitted acquisitions hereunder; and

          (b) use Letters of Credit only for purposes of supporting working capital and general corporate purposes of the Company and its Restricted Subsidiaries.

          SECTION 7.1.10. HEDGING OBLIGATIONS. Within six months following the Closing Date, the Administrative Agent shall have received evidence satisfactory to it that Holdco and/or the Company have entered into interest rate swap, cap, collar or similar arrangements (including without limitation such Indebtedness accruing interest at a fixed rate by its terms) designed to protect them against fluctuations in interest rates with respect to at least 50% of the aggregate principal amount of the Term Loans for a period of at least two years from the Closing Date with terms reasonably satisfactory to the Company and the Agents.

          SECTION 7.1.11. UNDERTAKING. Holdco and the Company will deliver to the Agents no later than 60 days after the Closing Date instruments or documents, in appropriate form for filing with the United States Patent and Trademark Office, sufficient to create and perfect a security interest in all intellectual property owned as of the Closing Date by Holdco and its U.S. Subsidiaries that are Restricted Subsidiaries as identified in ITEM 7.1.11 ("Intellectual Property") of the Disclosure Schedule.

          SECTION 7.1.12. MORTGAGES. Within 60 days after the Closing Date, Holdco and the Company shall deliver to the Agents counterparts of each Mortgage relating to each fee property and (if, and to the extent that the lessor thereof shall have consented thereto after being requested by the Company or Holdco) each leasehold property listed on ITEM 7.1.12 ("Mortgaged Properties") of the Disclosure Schedule, each dated as of the date of such delivery, duly executed by Holdco, the Company or the applicable U.S. Subsidiary, together with

          (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to create a valid, perfected, first priority Lien, subject to Liens permitted by SECTION 7.2.3, against the properties purported to be covered thereby;

          (b) mortgagee's title insurance policies in favor of the Administrative Agent for the benefit of the Secured Parties in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Agents, with respect to the property purported to be covered by such Mortgage, insuring that title to such property is indefeasible and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as permitted by
     SECTION 7.2.3 or as approved by the Agents, and such policies shall also include, to the extent available on commercially reasonable terms, a revolving credit endorsement and such other endorsements as the Administrative Agent shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

          (c) such other approvals, opinions or documents as the Agents may reasonably request.

          SECTION 7.2 NEGATIVE COVENANTS. Holdco and the Company agree with the Agents, each Issuer and each Lender that, until all Commitments have terminated, and all Obligations have been paid and performed in full, Holdco and the Company will perform the obligations set forth in this SECTION 7.2.

          SECTION 7.2.1. BUSINESS ACTIVITIES. Each of Holdco and the Company will not, and will not permit any other Restricted Subsidiary to, engage in any business activity, except the document services and communications business and any businesses reasonably ancillary, related or incidental thereto (the "MERRILL BUSINESS"). From and after the Closing Date, Holdco shall not engage in any business or other operations other than entering into and performing its obligations under and in accordance with the Loan Documents, the Material Documents, the other Transaction Documents and the Retained Interests to which it is a party and Holdco shall not own any assets other than the Capital Stock of the Company, the Retained Interests, assets acquired pursuant to the Retained Interests (provided that promptly upon the acquisition of such assets, such assets (other than any assets that it may not, pursuant to binding contractual obligations, transfer without the consent of any third party) will be contributed to the Company) and cash and Cash Equivalents which cash and Cash Equivalents are being held by Holdco pending application to meeting Holdco's current liabilities under the Retained Interests, the Material Documents, the other Transaction Documents or to make other payments permitted to be made by Holdco under SECTION 7.2.6 in an amount which does not exceed by more than $1,000,000 the amount required to meet such liabilities or to make such payments. Notwithstanding the permissive nature of SECTION 7.2.2, 7.2.3, 7.2.5,
7.2.6 and 7.2.7 or anything else contained herein to the contrary, Holdco shall not create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, make, incur, assume or suffer to exist any Investment in any other Person, declare, pay or make any Restricted Payment, make or commit to make any Capital Expenditure or otherwise engage in any business or other operations except as explicitly permitted thereby and as shall be necessary to enable Holdco to enter into and perform its obligations under and in accordance with the Loan Documents, the Material Documents, the other Transaction Documents and the Retained Interests and only for so long as Holdco retains rights and obligations under the Loan Documents, the Material Documents, the other Transaction Documents and the Retained Interests. Holdco will use its best efforts to transfer the Retained Interests (other than the

Preferred Stock, the Senior Subordinated Bridge Notes, the Warrants, the Bridge Warrants, the Senior Subordinated Notes or the other Transaction Documents), and to transfer any assets acquired in the exercise of any of its rights under the Retained Interests (other than cash and Cash Equivalents permitted to be held by it pursuant to the second sentence of this Section
7.2.1 and any assets that it may not, pursuant to binding contractual obligations, transfer without the consent of any third party), to the Company promptly after their acquisition, including upon any renewal or extension of any contracts or agreements included in the Retained Interests; PROVIDED, HOWEVER, that that nothing herein contained shall be deemed to require Holdco to obtain, or seek to obtain, any consents to transfer such Retained Interests to the Company.

          SECTION 7.2.2. INDEBTEDNESS. Each of Holdco and the Company will not, and will not permit any other Restricted Subsidiary to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

          (a)  Indebtedness outstanding on the Closing Date and identified in
     ITEM 7.2.2(a) ("Ongoing Indebtedness") of the Disclosure Schedule, and refinancings and replacements thereof in a principal amount not exceeding the principal amount of the Indebtedness so refinanced or replaced and with an average life to maturity of not less than the then average life to maturity of the Indebtedness so refinanced or replaced;

          (b) Indebtedness in respect of the Credit Extensions and other Obligations;

          (c)  to the extent (but only to the extent) otherwise permitted by
     SECTION 7.2.7, Indebtedness incurred by Company or any of its Restricted Subsidiaries that is represented by Capitalized Lease Liabilities, mortgage financings or purchase money obligations; PROVIDED, that the maximum aggregate amount of all Indebtedness permitted under this CLAUSE (c) shall not at any time exceed $15,000,000;

          (d) Hedging Obligations of Holdco, the Company or any other Restricted Subsidiary in respect of the Credit Extensions or otherwise entered into by Holdco, the Company or any other Restricted Subsidiary to hedge against interest rate, currency exchange rate or commodity price risk, in each case arising in the ordinary course of business of Holdco, the Company and such Restricted Subsidiaries and not for speculative purposes;

          (e) the Intercompany Loan and intercompany Indebtedness (i) (x) of any U.S. Subsidiary that is a Restricted Subsidiary owing to Holdco or any Restricted Subsidiary or (y) of Holdco owing to any Restricted Subsidiary the proceeds of which Indebtedness was applied by Holdco to make payments permitted to be made by Holdco pursuant to clauses (c) and (d) of SECTION 7.2.6, and (ii) of any Non-U.S. Subsidiary that is a Restricted Subsidiary owing to Holdco or any U.S. Subsidiary; PROVIDED that in respect of (A) any such Indebtedness described in this CLAUSE (ii), such Indebtedness (other than any such intercompany Indebtedness incurred to finance any acquisition permitted hereunder) shall not exceed, when taken together with the aggregate amount at such time of all outstanding Investments made pursuant to CLAUSE (m) of SECTION 7.2.5 (other than any such Investments made as part of, or to finance, any acquisition permitted hereunder),

     $20,000,000 at any time outstanding and (B) any such Indebtedness described in this CLAUSE (e) which is owing to Holdco or any Restricted Subsidiary, (1) to the extent requested by the Administrative Agent, such Indebtedness shall be evidenced by one or more promissory notes in form and substance satisfactory to the Agents which shall be duly executed and delivered to (and indorsed to the order of) the Administrative Agent in pledge pursuant to a Pledge Agreement and (2) in the case of any such Indebtedness owed by a Person other than Holdco, the Company or a Subsidiary Guarantor, such Indebtedness shall not be forgiven or otherwise discharged for any consideration other than payment in cash unless the Agents otherwise consent;

          (f) Indebtedness of Holdco evidenced by the Senior Subordinated Bridge Notes and Indebtedness of Holdco evidenced by the Senior Subordinated Notes and, in each case, subordinated guarantees thereof, in an aggregate outstanding principal amount not to exceed $140,000,000 (as such amount may be increased by the amount of any Senior Subordinated Bridge Notes issued in lieu of cash interest payments on the Senior Subordinated Bridge Notes) at any time; PROVIDED that if Holdco issued the Senior Subordinated Bridge Notes on the Closing Date, all of the net proceeds of the Senior Subordinated Notes shall be used to refinance in whole or in part an equal principal amount of the Senior Subordinated Bridge Notes then outstanding;

          (g) Assumed Indebtedness of the Company and the other Restricted Subsidiaries incurred in connection with an Investment permitted under
     SECTION 7.2.5 in an aggregate outstanding principal amount not to exceed $15,000,000 at any time;

          (h) Indebtedness of any Non-U.S. Subsidiary that is a Restricted Subsidiary owing to any other Non-U.S. Subsidiary;

          (i) Indebtedness of Non-U.S. Subsidiaries that are Restricted Subsidiaries in an aggregate outstanding principal amount not to exceed $15,000,000 at any time; and

          (j) other unsecured Indebtedness of the Company and the other Restricted Subsidiaries in an aggregate amount at any time outstanding not to exceed $15,000,000 plus the difference between the maximum amount of additional Commitment Amounts that have been or could be provided under CLAUSE (c) of SECTION 2.1.2 and the then outstanding amount of additional Loans made pursuant to CLAUSE (b) and (d) of SECTION 2.1.1 and CLAUSE (c) of SECTION 2.1.2.

PROVIDED, HOWEVER, that no Indebtedness otherwise permitted by CLAUSE (c), (e) (as such CLAUSE (e) relates to loans made by Holdco, the Company or any Subsidiary Guarantor to Restricted Subsidiaries which are not the Company or party to the Subsidiary Guaranty), (g), (h), (i) or (j) may be incurred if, immediately before or after giving effect to the incurrence thereof, any Default shall have occurred and be continuing, and PROVIDED, FURTHER, HOWEVER, that all such Indebtedness of the type described in CLAUSE (e)(i)(y) above that is owed to Restricted Subsidiaries which are not the Company or party to the Subsidiary Guaranty, shall be subordinated, in writing, to the Obligations upon terms satisfactory to the Agents.

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

          SECTION 7.2.3. LIENS. Each of Holdco and the Company will not, and will not permit any other Restricted Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

          (a) Liens existing on the Closing Date identified in ITEM 7.2.3(a) ("Ongoing Liens") of the Disclosure Schedule, including Liens securing extensions or renewals of the Indebtedness which such identified Liens secure; PROVIDED that no such extension or renewal shall increase the obligations secured by such Lien, extend such Lien to additional assets or otherwise result in a Default hereunder;

          (b) Liens securing payment of the Obligations or any Hedging Obligations owed to any Person that, at the time such Hedging Obligation was contracted for, was a Lender or any affiliate of any Lender, which Liens are granted pursuant to any Loan Document;

          (c) Liens granted to secure payment of Indebtedness of the type permitted and described in CLAUSE (c) of SECTION 7.2.2; PROVIDED that such Lien is limited in recourse solely to the asset being purchased or leased through the incurrence of such Indebtedness;

          (d) Liens for taxes, assessments or other governmental charges or levies, including Liens pursuant to SECTION 107(l) of CERCLA or other similar law, not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (e) Liens of carriers, warehousemen, mechanics, repairmen, materialmen, contractors, laborers and landlords or other like Liens incurred in the ordinary course of business for sums not overdue for a period of more than 30 days or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (f) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, bids, statutory or regulatory obligations, insurance obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

          (g)  judgment Liens which do not result in a Default under SECTION
     8.1.6;

          (h) (i) Liens with respect to minor imperfections of title and easements, rights-of-way, restrictions, reservations, permits, servitudes and other similar encumbrances on real property and fixtures which do not materially detract from the value or materially impair the use by Holdco, the Company or any other Restricted Subsidiary in the ordinary course of its business of the property subject thereto; (ii) in the case of any property covered by a Mortgage, encumbrances disclosed in the title insurance policy issued to, and reasonably approved by the Agents insuring the Mortgage; and (iii) in the case of any property covered by a Mortgage, upon certification by the Company that an easement, right-of-way, restriction, reservation, permit, servitude or other similar encumbrance granted or to be granted by Holdco, the Company or any other Restricted Subsidiary does not materially detract from the value of or materially impair the use by Holdco, the Company or any such other Restricted Subsidiary in the ordinary course of its business of the property subject to or to be subject to such encumbrance, the Administrative Agent shall execute such documents as are reasonably requested to subordinate its Mortgage to such encumbrance;

          (i) licenses, leases or subleases granted by Holdco, the Company or any of its Restricted Subsidiaries to any other Person in the ordinary course of business;

          (j) Liens in the nature of trustees' Liens granted pursuant to any indenture governing any Indebtedness permitted by SECTION 7.2.2, in each case in favor of the trustee under such indenture and securing only obligations to pay compensation to such trustee, to reimburse its expenses and to indemnify it under the terms thereof;

          (k) Liens of sellers of goods to Holdco and any of the Restricted Subsidiaries arising under Article 2 of the UCC or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses;

          (l) Liens securing Assumed Indebtedness of the Company and the other Restricted Subsidiaries permitted pursuant to CLAUSE (g) of SECTION 7.2.2; PROVIDED, HOWEVER, that (i) any such Liens attach only to the property of the Restricted Subsidiary acquired, or the property acquired, in connection with such Assumed Indebtedness and shall not attach to any assets of Holdco or any Restricted Subsidiary theretofore existing or which arise after the date thereof, (ii) the Assumed Indebtedness and other secured Indebtedness of the Company and the other Restricted Subsidiaries secured by any such Lien shall not exceed 100% of the fair market value of the assets being acquired in connection with such Assumed Indebtedness, and (iii) any such Liens are not created or incurred in connection with, or in anticipation or contemplation of, such property being acquired by, or such Person becoming a Restricted Subsidiary of, the Company or any of its Restricted Subsidiaries;

          (m) Liens on the assets and Capital Stock of Unrestricted Subsidiaries granted to secure payment of Indebtedness of such Unrestricted Subsidiaries;

          (n) Liens on assets of Non-U.S. Subsidiaries of Holdco that are Restricted Subsidiaries securing Indebtedness permitted pursuant to CLAUSE
     (h) or (i) or SECTION 7.2.2; and

          (o) Liens not otherwise permitted hereunder which secure obligations not exceeding $5,000,000 at any time outstanding.

          SECTION 7.2.4. FINANCIAL COVENANTS.

          (a) EBITDA. Holdco and the Company will not permit EBITDA for the period of four consecutive Fiscal Quarters ending on the last day of any Fiscal Quarter occurring during any period set forth below to be less than the amount set forth opposite such period:


                       PERIOD                          EBITDA
                       ------                          ------
               Closing - 1/31/00                     $72,500,000
               2/1/00 - 4/30/00                      $72,500,000
               5/1/00 - 7/31/00                      $72,500,000
               8/1/00 - 10/31/00                     $72,500,000

               11/1/00 - 1/31/01                     $74,000,000
               2/1/01 - 4/30/01                      $74,000,000
               5/1/01 - 7/31/01                      $74,000,000
               8/1/01 - 10/31/01                     $74,000,000

               11/1/01 - 1/31/02                     $80,000,000
               2/1/02 - 4/30/02                      $80,000,000
               5/1/02 - 7/31/02                      $80,000,000
               8/1/02 - 10/31/02                     $80,000,000

               11/1/02 - 1/31/03                     $85,000,000
               2/1/03 - 4/30/03                      $85,000,000
               5/1/03 - 7/31/03                      $85,000,000
               8/1/03 - 10/31/03                     $85,000,000

               11/1/03 - 1/31/04                     $90,000,000
               2/1/04 - 4/30/04                      $90,000,000
               5/1/04 - 7/31/04                      $90,000,000
               8/1/04 - 10/31/04                     $90,000,000

               11/1/04 - 1/31/05                     $95,000,000
               2/1/05 - 4/30/05                      $95,000,000
               5/1/05 - 7/31/05                      $95,000,000
               8/1/05 - 10/31/05                     $95,000,000

               11/1/05 - 1/31/06                    $100,000,000
               Thereafter                           $100,000,000

PROVIDED, THAT, to the extent the amount of EBITDA for any period of four consecutive Fiscal Quarters exceeds the amount of EBITDA required to be maintained for such period pursuant to this CLAUSE (a), an amount equal to 50% of such excess amount may be carried forward to (but only to) the next succeeding period of four consecutive Fiscal Quarters (any such amount to be certified to the Administrative Agent in the Compliance Certificate delivered for the four consecutive Fiscal Quarter period to which such amount is being carried forward).

          (b) LEVERAGE RATIO. Holdco and the Company will not permit the Leverage Ratio as of the end of any Fiscal Quarter ending after the Closing Date and occurring during any period set forth below to be greater than the ratio set forth opposite such period:

                     PERIOD                         LEVERAGE RATIO
                     ------                         --------------
               Closing Date to 1/31/00                5.25:1.00
               2/1/00 - 4/30/00                       5.25:1.00
               5/1/00 - 7/31/00                       5.25:1.00
               8/1/00 - 10/31/00                      5.00:1.00

               11/1/00 - 1/31/01                      4.75:1.00
               2/1/01 - 4/30/01                       4.75:1.00
               5/1/01 - 7/31/01                       4.75:1.00
               8/1/01 - 10/31/01                      4.75:1.00

               11/1/01 - 1/31/02                      4.50:1.00
               2/1/02 - 4/30/02                       4.50:1.00
               5/1/02 - 7/31/02                       4.50:1.00
               8/1/02 - 10/31/02                      4.50:1.00

               11/1/02 - 1/31/03                      4.00:1.00
               2/1/03 - 4/30/03                       4.00:1.00
               5/1/03 - 7/31/03                       4.00:1.00
               8/1/03 - 10/31/03                      4.00:1.00

               11/1/03 - 1/31/04                      3.50:1.00
               2/1/04 - 4/30/04                       3.50:1.00
               5/1/04 - 7/31/04                       3.50:1.00
               8/1/04 - 10/31/04                      3.50:1.00

               11/1/04 - 1/31/05                      3.00:1.00
               2/1/05 - 4/30/05                       3.00:1.00
               5/1/05 - 7/31/05                       3.00:1.00
               8/1/05 - 10/31/05                      3.00:1.00

               11/1/05 - 1/31/06                      3.00:1.00
               Thereafter                             3.00:1.00

          (c) INTEREST COVERAGE RATIO. Holdco and the Company will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter ending after the Closing Date and occurring during any period set forth below to be less than the ratio set forth opposite such period:

                     PERIOD                    INTEREST COVERAGE RATIO
                     ------                    -----------------------
               Closing Date to 1/31/00                1.80:1.00
               2/1/00 - 4/30/00                       1.80:1.00
               5/1/00 - 7/31/00                       1.80:1.00
               8/1/00 - 10/31/00                      1.80:1.00

               11/1/00 - 1/31/01                      1.95:1.00
               2/1/01 - 4/30/01                       1.95:1.00
               5/1/01 - 7/31/01                       1.95:1.00
               8/1/01 - 10/31/01                      1.95:1.00

               11/1/01 - 1/31/02                      2.00:1.00
               2/1/02 - 4/30/02                       2.00:1.00
               5/1/02 - 7/31/02                       2.00:1.00
               8/1/02 - 10/31/02                      2.00:1.00

               11/1/02 - 1/31/03                      2.15:1.00
               2/1/03 - 4/30/03                       2.15:1.00
               5/1/03 - 7/31/03                       2.15:1.00
               8/1/03 - 10/31/03                      2.15:1.00

               11/1/03 - 1/31/04                      2.50:1.00
               2/1/04 - 4/30/04                       2.50:1.00
               5/1/04 - 7/31/04                       2.50:1.00
               8/1/04 - 10/31/04                      2.50:1.00

               11/1/04 - 1/31/05                      2.75:1.00
               2/1/05 - 4/30/05                       2.75:1.00
               5/1/05 - 7/31/05                       2.75:1.00
               8/1/05 - 10/31/05                      2.75:1.00

               11/1/05 - 1/31/06                      3.00:1.00
               Thereafter                             3.00:1.00

          (d) FIXED CHARGE COVERAGE RATIO. Holdco and the Company will not permit the Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter ending after the Closing Date to be less than 1.10:1.00.

          SECTION 7.2.5. INVESTMENTS. Each of Holdco and the Company will not, and will not permit any other Restricted Subsidiary to, make, incur, assume or suffer to exist any Investment in any other Person, except:

          (a)  Investments existing on the Closing Date and identified in
     ITEM 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule and extensions or renewals thereof, PROVIDED that no such extension or renewal shall be permitted if it would (x) increase the amount of such Investment at the time of such extension or renewal or (y) result in a Default hereunder;

          (b)  Cash Equivalent Investments;

          (c) without duplication, Investments permitted as Indebtedness (including without limitation the Intercompany Loan) pursuant to
     SECTION 7.2.2;

          (d) without duplication, Investments permitted as Capital Expenditures pursuant to SECTION 7.2.7 (including any such Investments which would otherwise constitute Capital Expenditures but for the operation of CLAUSE (i) of the proviso to the definition of "CAPITAL EXPENDITURES");

          (e) Investments made by the Company or any other Restricted Subsidiary from capital contributions by Holdco to the Company, sales of Capital Stock by Holdco or repayments of the Intercompany Loan by Holdco to the Company to the extent the proceeds used for such repayments of the Intercompany Loan were generated from the issuance by Holdco of its Capital Stock, in each case only to the extent proceeds from such capital contribution, sale or repayment (x) are not required to be applied as Net Equity Proceeds pursuant to CLAUSE (e) of SECTION 3.1.1, and (y) are received after the Closing Date for the purpose of making an Investment identified in a notice delivered to the Agents on or prior to the date such capital contribution, sale or repayment is made, which Investments shall result in the Company or such other Restricted Subsidiary acquiring a majority controlling interest in the Person in which such Investment was made or increasing any such controlling interest already maintained by it;

          (f) Investments to the extent the consideration received pursuant to CLAUSE (c)(i) of SECTION 7.2.9 is not all cash;

          (g) Investments in the form of loans by Holdco or the Company to officers, directors, employees and Independent Contractors of Holdco and its Restricted Subsidiaries for the sole purpose of purchasing Holdco common stock (or purchases of such loans made by others) PROVIDED that the proceeds, if any, of such stock purchases have been contributed to the Company by Holdco;

          (h) Letters of Credit issued in support of, and guarantees by Holdco or any Restricted Subsidiary of, Indebtedness permitted under CLAUSES (b),
     (c), (d) and (j) of SECTION 7.2.2;

          (i) Investments made or held by any Non-U.S. Subsidiary of Holdco that is a Restricted Subsidiary in any other Non-U.S. Subsidiary of Holdco that is a Restricted Subsidiary;

          (j) Investments of Holdco or any U.S. Subsidiary that is a Restricted Subsidiary in Holdco or any U.S. Subsidiary that is a Restricted Subsidiary; PROVIDED that the proceeds of any such Investments in Holdco shall be applied by Holdco to make payments permitted to be made by Holdco pursuant to CLAUSES (c) and (d) of SECTION 7.2.6;

          (k) equity Investments of the Company or any U.S. Subsidiary that is a Restricted Subsidiary in Non-U.S. Subsidiaries that are Restricted Subsidiaries in an aggregate amount at any time outstanding not to exceed (exclusive of any such Investments made as part of, or to finance, any acquisition permitted hereunder) $20,000,000 (other than any such intercompany Indebtedness incurred to finance any acquisition permitted hereunder);

          (l) Investments of the Company or any Restricted Subsidiary in Unrestricted Subsidiaries of the Company in an aggregate amount at any time outstanding not to exceed $10,000,000;

          (m) Investments made by the Company or any other Restricted Subsidiary, and Investments made by Holdco pursuant to the Retained Interests as long as such Investments are promptly transferred to the Company upon consummation (unless Holdco may not, pursuant to binding contractual obligations, transfer such Investments without the consent of a third party), in an aggregate amount not to exceed $25,000,000 in any single transaction (or a series of related transactions) or $50,000,000 in the aggregate over the term of this Agreement; PROVIDED that such Investments (x) result in the Company or the relevant Restricted Subsidiary acquiring (subject to SECTION 7.2.1) a majority controlling interest in the Person (or its assets and businesses) in which such Investment was made, or increasing any such controlling interest maintained by it in such Person or
     (y) result in the Person in which such Investment was made becoming an Acquired Controlled Person with respect to the Company and its Restricted Subsidiaries; PROVIDED FURTHER, that, to the extent any Assumed Indebtedness permitted pursuant to CLAUSE (g) of SECTION 7.2.2 would be incurred in connection with any such Investment to be made pursuant to this CLAUSE (m), the permitted amounts set forth in this clause shall be reduced, Dollar for Dollar, by the outstanding principal amount of any such Assumed Indebtedness to be assumed; and PROVIDED FURTHER the amount of Investments made by the Company or any of its U.S. Subsidiaries that are Restricted Subsidiaries in any of its Non-U.S. Subsidiaries that are Restricted Subsidiaries, when taken together with the outstanding aggregate principal amount of Indebtedness incurred by such Non-U.S. Subsidiaries from Holdco and such U.S. Subsidiaries pursuant to CLAUSE (e)(ii) of
     SECTION 7.2.2, shall not exceed $20,000,000;

          (n) Investments made by the Company or any other Restricted Subsidiary, and Investments made by Holdco pursuant to the Retained Interests so long as such Investments are promptly transferred to the Company upon consummation (unless Holdco may not, pursuant to binding contractual obligations, transfer such Investments without the consent of a third party), in Persons engaged in the Merrill Business that are not permitted under CLAUSES (a) through (m) above in an aggregate principal amount at any one time outstanding not to exceed $10,000,000;

          (o)  extensions of trade credit in the ordinary course of business;

          (p)  Investments in Hedging Obligations permitted hereunder;

          (q) Investments (including debt obligations and Capital Stock) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of and other disputes with customers and suppliers arising in the ordinary course of business;

     PROVIDED, HOWEVER, that

          (r) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

          (s) no Investment otherwise permitted by CLAUSE (c) (except to the extent permitted under SECTION 7.2.2), (e), (g), (h) (to the extent that the applicable Letter of Credit relates to Indebtedness permitted under CLAUSE (c) or (j) of SECTION 7.2.2), (k), (l), (m) or (n) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

          SECTION 7.2.6. RESTRICTED PAYMENTS, ETC. On and at all times after the date hereof:

          (a) Holdco will not, and will not permit any of its Restricted Subsidiaries to, declare, pay or make any dividend, distribution or exchange (in cash, property or obligations) on or in respect of any shares of any class of Capital Stock (now or hereafter outstanding) of Holdco or the Company or on any warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of Holdco or the Company (other than (i) dividends or distributions payable in its Capital Stock or warrants to purchase its Capital Stock, (ii) splits or reclassifications of its stock into additional or other shares of its Capital Stock and (iii) the exchange of preferred stock referred to in clause (iii) of the definition of Preferred Stock for preferred stock referred to in clause (ii) of the definition of Preferred Stock) or apply, or permit any of its Restricted Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, exchange, sinking fund or other retirement of, or agree or permit any of its Restricted Subsidiaries to purchase, redeem or exchange, any shares of any class of Capital Stock (now or hereafter outstanding) of Holdco or the Company or warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of Holdco or the Company;

          (b) other than any refinancing of the Senior Subordinated Bridge Notes with the proceeds of the Senior Subordinated Notes, Holdco will not, and will not permit any of its Restricted Subsidiaries to (i) directly or indirectly, make any payment or prepayment of principal of, or premium on, if any, or make any payment of interest on, any Subordinated Indebtedness, on any day other than the stated, scheduled date for such payment or prepayment set forth in the documents and instruments memorializing such Subordinated Indebtedness, or which would violate the subordination provisions of such Subordinated Indebtedness, or (ii) make any payment to redeem, purchase or defease any Subordinated Indebtedness (the foregoing prohibited acts referred to in CLAUSES (a) and (b) above are herein collectively referred to as "RESTRICTED PAYMENTS");

     PROVIDED, HOWEVER, that

          (c) notwithstanding the provisions of CLAUSES (a) AND (b) above, the Company shall be permitted to make Restricted Payments to Holdco (x) pursuant to the Administrative Services Agreement which payments shall, to the extent applicable, be promptly applied by Holdco to meet its obligations under the Retained Interests and (y) to the extent necessary to enable Holdco to (i) pay its overhead expenses, (ii) make payments in respect of taxes, (iii) make payments in respect of the Senior Subordinated Bridge Notes or the Senior Subordinated Notes, (iv) make payments in respect of expenses, fees and other costs in connection with litigations,
     (v) make payments in respect of compensation expenses in respect of any period prior to January 1, 2000, (vi) make payments in respect of employee benefit plans or other similar arrangements, (vii) pay fees and expenses in connection with the Transaction and (viii) so long as (A) no Default shall have occurred and be continuing on the date such Restricted Payment is declared or to be made, nor would a Default (including in respect of the financial covenants set forth in SECTION 7.2.4) result from the making of such Restricted Payment, (b) after giving effect to the making of such Restricted Payment, Holdco shall be in PRO FORMA compliance with the covenant set forth in CLAUSE (b) of SECTION 7.2.4 for the most recent full Fiscal Quarter immediately preceding the date of the making of such Restricted Payment for which the relevant financial information has been delivered pursuant to CLAUSE (a) or CLAUSE (b) of SECTION 7.1.1, and (c) an Authorized Officer of the Company shall have delivered a certificate to the Administrative Agent in form and substance satisfactory to the Administrative Agent (including a calculation of Holdco's PRO FORMA compliance with the covenant set forth in CLAUSE (b) of SECTION 7.2.4 in reasonable detail) certifying as to the accuracy of CLAUSE (c)(y)(viii)(a) and CLAUSE (c)(y)(viii)(b) above, the Company may make Restricted Payments to Holdco to enable Holdco to, and Holdco may, repurchase, redeem or otherwise acquire or retire for value any Capital Stock of Holdco (including Preferred Stock), or any warrant, option or other right to acquire any such Capital Stock of Holdco, held by any member of management or an employee or Independent Contractor of Holdco or any of its Restricted Subsidiaries pursuant to any employment agreement, management equity subscription agreement, restricted stock plan, stock option agreement or other similar arrangement so long as the total amount of such repurchases, redemptions, acquisitions, retirements and payments shall not exceed (I) $5,000,000 in any calendar year (with unused amounts in any calendar year being carried forward to succeeding calendar years subject to a maximum (without giving effect to the following clause (II)) of $10,000,000 in any calendar year) PLUS (II) the aggregate cash proceeds received by Holdco during such calendar year from any reissuance of Capital Stock of Holdco, and warrants, options and other rights to acquire Capital Stock of Holdco by Holdco or the Company to members of management and employees and Independent Contractors of Holdco and its Restricted Subsidiaries (to the extent such proceeds are not otherwise required to be applied pursuant to CLAUSE (d) of SECTION 3.1.1 and to the extent such proceeds do not represent the proceeds of loans made by Holdco or the Company to such members of management or employees);

          (d)  notwithstanding the provisions of CLAUSES (a) and (b) above,
     (i) Holdco and its Restricted Subsidiaries shall be permitted to make the Restricted Payments included in the Transaction, (ii) Holdco shall be permitted to make payments in respect of statutory appraisal rights (and any settlement thereof) exercised by holders of outstanding Capital Stock of Holdco in connection with the Merger, (iii) the Company may pay a non-cash dividend to Holdco consisting solely of a transfer of all or a portion of the Intercompany Loan, (iv) after the Closing Date, Holdco may purchase common stock of Holdco from the Equity Investors as long as such common stock is resold to officers, directors, employees and Independent Contractors of Holdco and its Restricted Subsidiaries for cash proceeds other than any such proceeds funded with advances by Holdco or any of its Restricted Subsidiaries and (v) after the fifth anniversary of the Closing Date, the Company may make Restricted Payments to Holdco for the purpose of paying, and Holdco may pay, cash dividends with respect to the Preferred Stock in an annual amount in any Fiscal Year not to exceed 50% of Excess Cash Flow for the previous Fiscal Year so long as, at the time of such payment, the Leverage Ratio is less than or equal to 3.5 to 1.0.

          SECTION 7.2.7. CAPITAL EXPENDITURES, ETC. With respect to Capital Expenditures, the parties covenant and agree as follows:

          (a) Holdco and the Company will not, and will not permit any other Restricted Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year, except Capital Expenditures (i) which do not aggregate in excess of $20,000,000 in such Fiscal Year (the "BASE AMOUNT") PLUS (ii) an additional aggregate amount over the term of this Agreement equal to $10,000,000; PROVIDED that at such time as the Leverage Ratio is less than or equal to 4.0 to 1.0 as of the end of the immediately preceding Fiscal Year such additional aggregate amount shall be increased to $20,000,000; PROVIDED, HOWEVER, that to the extent the Base Amount for any Fiscal Year exceeds the aggregate amount of Capital Expenditures (other than Capital Expenditures permitted to be made pursuant to CLAUSE (a)(ii) above or CLAUSE (b) below) actually made during such Fiscal Year, such excess amount (up to an aggregate of 50% of the Base Amount for such Fiscal Year) may be carried forward to (but only to) the next succeeding Fiscal Year (any such amount to be certified by the Company to the Agents in the Compliance Certificate delivered for the last Fiscal Quarter of such Fiscal Year, and any such amount carried forward to a succeeding Fiscal Year shall be deemed to be used prior to Holdco and the Restricted Subsidiaries using the Base Amount for such succeeding Fiscal Year).

          (b) The parties acknowledge and agree that the permitted Capital Expenditure level set forth in CLAUSE (a) above shall be exclusive of the amount of Capital Expenditures actually made with cash capital contributions (including the proceeds of issuances of equity securities) made, directly or indirectly, by any Person other than Holdco and its Restricted Subsidiaries, after the Closing Date to Holdco or any of its Restricted Subsidiaries and specifically identified in a certificate delivered by an Authorized Officer of the Company to the Agents on or about the time such capital contribution is made; PROVIDED, that, to the extent any such cash capital contributions constitute Net Equity Proceeds arising from the issuance by Holdco of its Capital Stock, only that portion of such Net Equity Proceeds which is not required to be applied as a prepayment pursuant to CLAUSE (d) of SECTION 3.1.1 may be used for Capital Expenditures pursuant to this CLAUSE (b).

          SECTION 7.2.8. CONSOLIDATION, MERGER, ETC. Holdco and the Company will not, and will not permit any other Restricted Subsidiary to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

          (a) any such Restricted Subsidiary (other than the Company) may liquidate or dissolve voluntarily into, and may merge with and into, the Company (so long as the Company is the surviving corporation of such combination or merger) or any other Restricted Subsidiary (other than the Company), and the assets or stock of any Restricted Subsidiary (other than the Company) may be purchased or otherwise acquired by the Company or any other Restricted Subsidiary; PROVIDED, that notwithstanding the above, a Restricted Subsidiary of the Company may only liquidate or dissolve into, or merge with and into, another Restricted Subsidiary of the Company if, after giving effect to such combination or merger, the Company continues to own (directly or indirectly), and the Administrative Agent continues to have pledged to it pursuant to a Pledge Agreement, a percentage of the issued and outstanding shares of Capital Stock (on a fully diluted basis) of the Restricted Subsidiary surviving such combination or merger that is equal to or in excess of the percentage of the issued and outstanding shares of Capital Stock (on a fully diluted basis) of the Restricted Subsidiary that does not survive such combination or merger that was (immediately prior to the combination or merger) owned by the Company or pledged to the Administrative Agent;

          (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Company or any of its Restricted Subsidiaries may purchase all or substantially all of the assets of any Person (or any division thereof) not then a Subsidiary, or acquire such Person by merger, if permitted (without duplication) pursuant to SECTION
     7.2.7 or CLAUSE (e), (f), (m), (p) or (q) of SECTION 7.2.5;

          (c) Holdco, the Company and the other Restricted Subsidiaries may consummate the Transaction; and

          (d) Holdco and the Company may each merge into a newly-formed corporation incorporated under the laws of the United States or any State for the purpose of reincorporating in such State so long as (i) the shareholders of the surviving corporation immediately after such merger are the same as the shareholders of Holdco or the Company, as the case may be, immediately prior to such merger, (ii) immediately before and after such merger, no Default shall have occurred and be continuing and (iii) the corporation surviving such merger shall assume, pursuant to documentation reasonably satisfactory to the Agents, all of the obligations of Holdco or the Company, as the case may be, under the Loan Documents.

          SECTION 7.2.9. ASSET DISPOSITIONS, ETC. Holdco and the Company will not, and will not permit any other Restricted Subsidiary to, sell, transfer, license, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any part of its assets, whether now owned or hereafter acquired (including accounts receivable and Capital Stock of Restricted Subsidiaries) to any Person, unless

          (a) such sale, transfer, license, lease, contribution or conveyance of such assets is (i) in the ordinary course of its business (and, other than the Asset Contribution, does not constitute a sale, transfer, license, lease, contribution or other conveyance of all or a substantial part of Holdco's and the Restricted Subsidiaries' assets, taken as a whole) or is of obsolete or worn out property, (ii) permitted by SECTION 7.2.8,
     (iii) from Holdco or any of its Restricted Subsidiaries to the Company or one of its Wholly-Owned Restricted Subsidiaries that is a U.S. Subsidiary or from a Restricted Subsidiary of Holdco that is a Non-U.S. Subsidiary to a Wholly-Owned Restricted Subsidiary of Holdco that is a Non-U.S. Subsidiary (but only to the extent such sale, transfer, license, lease, contribution or conveyance would be permitted by SECTION 7.2.11);

          (b)  such sale, transfer, lease, contribution or conveyance
     (i) constitutes an Investment permitted under SECTION 7.2.5,
     (ii) constitutes a Lien permitted under SECTION 7.2.3, (iii) constitutes a Restricted Payment permitted under SECTION 7.2.6, (iv) is from the Company or any Wholly-Owned Restricted Subsidiary that is a U.S. Subsidiary to any Wholly-Owned Restricted Subsidiary that is a Non-U.S. Subsidiary and is for fair market value (but only to the extent such sale, transfer, license, lease, contribution or conveyance would be permitted by SECTION 7.2.11), or
     (v) is pursuant to the Administrative Services Agreement;

          (c) (i) such sale, transfer, lease, contribution or conveyance of such assets is for fair market value and the consideration consists of no less than 75% in cash or a Lien permitted under CLAUSE (h)(iii) of
     SECTION 7.2.3, (ii) the Net Disposition Proceeds received from such assets, together with the Net Disposition Proceeds of all other assets sold, transferred, leased, contributed or conveyed pursuant to this CLAUSE (c) since the Closing Date, does not exceed (individually or in the aggregate) $20,000,000 in any Fiscal Year and (iii) an amount equal to the Net Disposition Proceeds generated from such sale, transfer, lease (except leases and subleases pursuant to CLAUSE (i) of SECTION 7.2.3), contribution or conveyance is reinvested in the Merrill Business, or, to the extent required thereunder, is applied to prepay the Loans pursuant to the terms of SECTION 3.1.1 and SECTION 3.1.2;

          (d) such sale, transfer, lease, contribution or conveyance results from a casualty or condemnation of property or assets; or

          (e) the sale or discount of overdue accounts receivable in the ordinary course of business, but only in connection with the compromise or collection thereof.

          SECTION 7.2.10. MODIFICATION OF CERTAIN AGREEMENTS. Without the prior written consent of the Required Lenders, Holdco and the Company will not, and will not permit any other Restricted Subsidiary to, consent to any amendment, supplement, amendment and restatement, waiver or other modification of any of the terms or provisions contained in, or applicable to, the Preferred Stock or any Material Document or any schedules, exhibits or agreements related thereto (the "RESTRICTED AGREEMENTS"), in each case which would materially adversely affect the rights or remedies of the Lenders or Holdco's, the Company's or any other Obligor's ability to perform hereunder or under any Loan Document, or materially increase the obligations of Holdco, the Company or any other Restricted Subsidiary thereunder to the detriment of the Lenders, or which (a) would increase the cash consideration payable in respect of the Merger or (b) in the case of the Merger Agreement, which would increase Holdco's, the Company's or any other Restricted Subsidiary's obligations or liabilities, contingent or otherwise (other than adjustments to the cash consideration payable in respect of the Merger made pursuant to the terms of the Merger Agreement).

          SECTION 7.2.11. TRANSACTIONS WITH AFFILIATES. Holdco and the Company will not, and will not permit any other Restricted Subsidiary to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates (other than any Obligor or any other Restricted Subsidiary) unless such arrangement or contract is fair and equitable to Holdco, the Company or such Restricted Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of Holdco, the Company or such Restricted Subsidiary with a Person which is not one of its Affiliates; PROVIDED, HOWEVER that Holdco, the Company and the other Restricted Subsidiaries shall be permitted to (i) enter into and perform their obligations, or take any other actions contemplated or permitted under the Transaction Documents, (ii) make any Restricted Payment permitted under SECTION 7.2.6, (iii) enter into and perform their obligations under arrangements with DLJ and its affiliates for underwriting, investment banking and advisory services on usual and customary terms, (iv) make payment of reasonable and customary fees and reimbursement of expenses payable to directors of Holdco and
(v) enter into employment arrangements with respect to the procurement of services of directors, officers and employees in the ordinary course of business and pay reasonable fees in connection therewith.

          SECTION 7.2.12. NEGATIVE PLEDGES, RESTRICTIVE AGREEMENTS, ETC. Each of Holdco and the Company will not, and will not permit any other Restricted Subsidiary to, enter into any agreement (other than the Loan Documents) prohibiting

          (a) (i) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired securing any Obligations or any senior refinancing thereof (other than, (a) in the case of any assets acquired with the proceeds of any Indebtedness permitted under CLAUSE (c) of SECTION 7.2.2 or subject to Capitalized Lease Liabilities permitted under such CLAUSE (c), customary limitations and prohibitions contained in such Indebtedness, and (b) in the case of any Indebtedness permitted under CLAUSES (g), (h), (i) and (j) of SECTION 7.2.2, customary limitations in respect of the Restricted Subsidiary of the Company that has incurred such Indebtedness) and its assets; PROVIDED, that such limitations shall be limited solely to such Restricted Subsidiary (and any of its Restricted Subsidiaries) and its (and their) assets, or (ii) the ability of Holdco, the Company or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

          (b) any Restricted Subsidiary from making any payments, directly or indirectly, to the Company by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Restricted Subsidiary to make any payment, directly or indirectly, to the Company (other than customary limitations and prohibitions in any Indebtedness ("PERMITTED NEGATIVE PLEDGE INDEBTEDNESS") permitted under CLAUSES (b),

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     (g), (h), (i) and (j) of SECTION 7.2.2; PROVIDED, that such limitations shall be limited solely to such Restricted Subsidiary (and any of its Restricted Subsidiaries) and its (and their) assets). The Company will provide copies of the documents governing any Permitted Negative Pledge Indebtedness to the Agents at the time such Indebtedness is incurred or the time at which the Person liable for such Permitted Negative Pledge Indebtedness becomes a Restricted Subsidiary.

          SECTION 7.2.13. STOCK OF SUBSIDIARIES. Holdco will not directly own or hold the capital stock of any person other than the Company, any Retained Interests and any Investments made by Holdco pursuant to the Retained Interests so long as such Investments are promptly transferred to the Company upon consummation (unless Holdco may not, pursuant to binding contractual obligations, transfer such Investments without the consent of a third party). Holdco and the Company will not permit any Wholly-Owned Restricted Subsidiary to issue any Capital Stock (whether for value or otherwise) to any Person other than the Company or another Wholly-Owned Restricted Subsidiary of the Company.

          SECTION 7.2.14. SALE AND LEASEBACK. Each of Holdco and the Company will not, and will not permit any other Restricted Subsidiary to, enter into any agreement or arrangement with any other Person providing for the leasing by Holdco, the Company or any other Restricted Subsidiary of real or personal property which has been or is to be sold or transferred by each of Holdco, the Company or any other Restricted Subsidiary to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of Holdco, the Company or any other Restricted Subsidiary, to the extent the aggregate amount of cash proceeds received by the Company in connection with such agreements or arrangements exceeds $10,000,000.

          SECTION 7.2.15. DESIGNATION OF SENIOR INDEBTEDNESS. Neither Holdco nor the Company will designate any Indebtedness other than the Obligations as "Designated Senior Indebtedness" under the Senior Subordinated Bridge Note Agreement, the Senior Subordinated Note Indenture or the Subordinated Exchange Debenture Indenture without the consent of the Required Lenders.

                                    ARTICLE VIII
                                 EVENTS OF DEFAULT

          SECTION 8.1 LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this SECTION 8.1 shall constitute an "EVENT OF DEFAULT".

          SECTION 8.1.1. NON-PAYMENT OF OBLIGATIONS. (a) The Company shall default in the payment or prepayment of any principal of any Loan when due or any Reimbursement Obligations or any deposit of cash for collateral purposes pursuant to SECTION 2.6.4, as the case may be, or (b) any Obligor (including the Company) shall default (and such default shall continue unremedied for a period of three Business Days) in the payment when due of any interest or commitment fee with respect to the Loans or Commitments or of any other monetary Obligation.

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          SECTION 8.1.2. BREACH OF WARRANTY.  Any representation or warranty of the Company or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate (including the Closing Date Certificate) furnished by or on behalf of the Company or any other Obligor to the Agents, any Issuer, the Arranger or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to ARTICLE V) is or shall be incorrect when made in any material respect.

          SECTION 8.1.3. NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. Holdco or the Company shall default in the due performance and observance of any of its obligations under SECTIONS 7.1.9, 7.1.10, 7.1.11, 7.1.12 or 7.2 (other than SECTION 7.2.1).

          SECTION 8.1.4. NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Company by the Administrative Agent at the direction of the Required Lenders.

          SECTION 8.1.5. DEFAULT ON OTHER INDEBTEDNESS.  A default shall occur
(i) in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness, other than Indebtedness described in SECTION 8.1.1, of Holdco or any Restricted Subsidiary having a principal amount, individually or in the aggregate, in excess of $5,000,000, or
(ii) a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness having a principal amount, individually or in the aggregate, in excess of $5,000,000 if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

          SECTION 8.1.6. JUDGMENTS. Judgments or orders for the payment of money in excess of $5,000,000 (not covered by insurance from a responsible insurance company that is not denying its liability with respect thereto) in the aggregate at any time outstanding shall be rendered against Holdco or any Restricted Subsidiary and remain unvacated and unpaid and either

          (a) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order; or

          (b) there shall be any period of 30 consecutive days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

          SECTION 8.1.7. PENSION PLANS. Any of the following events shall occur with respect to any Pension Plan

          (a) the termination of any Pension Plan if, as a result of such termination, Holdco or the Company would be required to make a contribution to such Pension Plan,

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

     or would reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $7,500,000; or

          (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under SECTION 302(f) of ERISA in an amount in excess of $7,500,000.

          SECTION 8.1.8. CHANGE IN CONTROL.  Any Change in Control shall occur.

          SECTION 8.1.9. BANKRUPTCY, INSOLVENCY, ETC. The Company, any other Obligor or any other Restricted Subsidiary (other than Immaterial Subsidiaries) shall

          (a) become insolvent or generally fail to pay, or admit in writing its inability to pay its debts as they become due;

          (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for Holdco or any Restricted Subsidiary (other than Immaterial Subsidiaries) or any other Obligor or any material property of any thereof, or make a general assignment for the benefit of creditors;

          (c) in the absence of such application, consent, acquiescence or assignment, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for Holdco or any Restricted Subsidiary (other than Immaterial Subsidiaries) or any other Obligor or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that Holdco, each Restricted Subsidiary and each other Obligor hereby expressly authorizes the Agents, each Issuer and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

          (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of Holdco or any Restricted Subsidiary (other than Immaterial Subsidiaries) or any other Obligor, and, if any such case or proceeding is not commenced by Holdco or such Restricted Subsidiary or such other Obligor, such case or proceeding shall be consented to or acquiesced in by Holdco or such Restricted Subsidiary or such other Obligor or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that Holdco, each Restricted Subsidiary and each other Obligor hereby expressly authorizes the Agents, each Issuer and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

          (e) take any action (corporate or otherwise) authorizing, or in furtherance of, any of the foregoing.

          SECTION 8.1.10. IMPAIRMENT OF SECURITY, ETC. Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms or pursuant to an agreement of the parties thereto), in whole or in part, terminate, cease to be in full force and effect or cease

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

to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Company or any other Obligor shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability thereof; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by the Loan Documents, except to the extent any event referred to above (a) relates to assets of Holdco or any Restricted Subsidiary that are immaterial, (b) results from the failure of the Administrative Agent to maintain possession of certificates representing securities pledged under any Pledge Agreement or to file continuation statements under the Uniform Commercial Code of any applicable jurisdiction or (c) is covered by a lender's title insurance policy and the relevant insurer promptly after the occurrence thereof shall have acknowledged in writing that the same is covered by such title insurance policy.

          SECTION 8.1.11. SUBORDINATED NOTES. The subordination provisions relating to the Senior Subordinated Notes, the Senior Subordinated Bridge Notes or the Subordinated Exchange Debentures (the "SUBORDINATION PROVISIONS") shall fail to be enforceable by the Lenders (which have not effectively waived the benefits thereof) in accordance with the terms thereof, or the principal or interest on any Loan, Reimbursement Obligation or other Obligations shall fail to constitute "Senior Indebtedness" or "Designated Senior Indebtedness" (as defined in the Senior Subordinated Bridge Note Agreement, the Senior Subordinated Note Indenture or the Subordinated Exchange Debenture Indenture); or Holdco, or any Restricted Subsidiary shall disavow or contest in any manner
(i) the effectiveness, validity or enforceability of any of the Subordination Provisions, or (ii) that any of such Subordination Provisions exist for the benefit of the Agents and the Lenders.

          SECTION 8.2 ACTION IF BANKRUPTCY, ETC. If any Event of Default described in CLAUSES (b), (c) and (d) of SECTION 8.1.9 shall occur with respect to any Obligor (other than Immaterial Subsidiaries) the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations (including Reimbursement Obligations) shall automatically be and become immediately due and payable, without notice or demand and the Company shall automatically and immediately be obligated to deposit with the Administrative Agent cash collateral in an amount equal to all Letter of Credit Outstandings.

          SECTION 8.3 ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than an Event of Default described in CLAUSES (b), (c) and (d) of
SECTION 8.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Company declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations) to be due and payable, require the Company to provide cash collateral to be deposited with the Administrative Agent in an amount equal to the undrawn amount of all Letters of Credit outstanding and/or declare the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Company shall deposit with the Administrative Agent cash collateral in an amount equal to all Letters of Credit Outstandings.


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                                     ARTICLE IX
                                     THE AGENTS

          SECTION 9.1 ACTIONS. Each Lender hereby appoints DLJ as its Syndication Agent and U.S. Bank National Association as its Administrative Agent under and for purposes of this Agreement and each other Loan Document. Each Lender authorizes the Agents to act on behalf of such Lender under this Agreement and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agents (with respect to which each of the Agents agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agents by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agents, ratably in accordance with their respective Term Loans outstanding and Commitments (or, if no Term Loans or Commitments are at the time outstanding and in effect, then ratably in accordance with the principal amount of Term Loans held by such Lender, and their respective Commitments as in effect in each case on the date of the termination of this Agreement), from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, any of the Agents in any way relating to or arising out of this Agreement and any other Loan Document, including reasonable attorneys' fees, and as to which any Agent is not reimbursed by the Company or any other Obligor (and without limiting the obligation of the Company or any other Obligor to do so); PROVIDED, HOWEVER, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from such Agent's gross negligence or willful misconduct. The Agents shall not be required to take any action hereunder or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of any of the Agents shall be or become, in such Agent's determination, inadequate, the Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

          SECTION 9.2 FUNDING RELIANCE, ETC. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York time, on the day prior to a Borrowing or Disbursement with respect to a Letter of Credit pursuant to SECTION 2.6.2 that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Company a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender severally agrees and the Company agrees to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Company to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

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          SECTION 9.3    EXCULPATION.  None of the Agents or the Arranger nor
any of their respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Company of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by any Agent or any Issuer shall not obligate it to make any further inquiry or to take any action. The Agents and the Issuers shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agents or the Issuers, as applicable, believe to be genuine and to have been presented by a proper Person.

          SECTION 9.4 SUCCESSOR. The Syndication Agent may resign as such upon one Business Day's notice to the Company and the Administrative Agent. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Company and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may, with the prior consent of the Company (which consent shall not be unreasonably withheld), appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and with the prior consent of the Company (which consent shall not be unreasonably withheld), appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the United States or a United States branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of

          (a) this ARTICLE IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and

          (b) SECTION 11.3 and SECTION 11.4 shall continue to inure to its benefit.

          SECTION 9.5 CREDIT EXTENSIONS BY EACH AGENT AND ISSUER. Each Agent and each Issuer shall have the same rights and powers with respect to (i) in the case of the Agents, the Credit Extensions made by it or any of its affiliates and (ii) in the case of any Issuer, the Loans made by it or any of its affiliates as any other Lender and may exercise the same as if it were not an Agent or an Issuer. Each Agent, each Issuer and each of their respective affiliates

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

may accept deposits from, lend money to, and generally engage in any kind of business with the Company or any Subsidiary or Affiliate of the Company as if such Agent or Issuer were not an Agent or Issuer hereunder.

          SECTION 9.6 CREDIT DECISIONS. Each Lender acknowledges that it has, independently of each Agent, the Arranger, each Issuer and each other Lender, and based on such Lender's review of the financial information of the Company, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of each Agent, the Arranger, each Issuer and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

          SECTION 9.7 COPIES, ETC. The Administrative Agent shall give prompt notice to each Lender of each material notice or request required or permitted to be given to the Administrative Agent by the Company pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Company). The Administrative Agent will distribute to each Lender each document or instrument received for such Lender's account and copies of all other communications received by the Administrative Agent from the Company for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

          SECTION 9.8 THE SYNDICATION AGENT, THE DOCUMENTATION AGENT AND THE ADMINISTRATIVE AGENT. Notwithstanding anything else to the contrary contained in this Agreement or any other Loan Document, the Syndication Agent, the Documentation Agent and the Administrative Agent, each in such capacity, shall have no duties or responsibilities under this Agreement or any other Loan Document nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Syndication Agent, the Documentation Agent or the Administrative Agent, as applicable, in such capacity except, in the case of the Agents, as are explicitly set forth herein or in the other Loan Documents.

                                     ARTICLE X
                                  HOLDCO GUARANTY

          SECTION 10.1 GUARANTY. Holdco hereby absolutely, unconditionally and irrevocably

          (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of each Obligor (other than Holdco) now or hereafter existing under this Agreement and each other Loan Document to which such Obligor is or may become a party, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under SECTION 362(a) of the United States

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Bankruptcy Code, 11 U.S.C. Section  362(a), and the operation of SECTIONS 502(b)
and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section  502(b) and
Section  506(b)), and

          (b) agrees to indemnify and hold harmless each Lender for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender or such holder, as the case may be, in enforcing any rights under this ARTICLE X;

PROVIDED, HOWEVER, that Holdco shall be liable under this Agreement only for the maximum amount of such liability that can be hereby incurred without rendering this Agreement, as it relates to Holdco, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This ARTICLE X constitutes a guaranty of payment when due and not of collection, and Holdco specifically agrees that it shall not be necessary or required that any Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Obligor (other than Holdco) (or any other Person) before or as a condition to the obligations of such Guarantor hereunder.

          SECTION 10.2 ACCELERATION OF OBLIGATIONS HEREUNDER. Holdco agrees that, in the event of the dissolution or insolvency of any Obligor (other than Holdco), or the inability or failure of any Obligor to pay its debts as they become due, or an assignment by any Obligor (other than Holdco) for the benefit of creditors, or the commencement of any case or proceeding in respect of any Obligor (other than Holdco) under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Obligations of any Obligor (other than Holdco) may not then be due and payable, Holdco agrees that it will pay to the Lenders forthwith the full amount which would be payable hereunder by such Obligor if all such Obligations were then due and payable. The foregoing provisions of this SECTION 10.2 shall not be applicable if the dissolution, insolvency or other events described above relate to an Immaterial Subsidiary.

          SECTION 10.3 OBLIGATIONS HEREUNDER ABSOLUTE, ETC. The obligations of Holdco under this ARTICLE X shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of each Obligor (other than Holdco) have been paid in full and all Commitments shall have terminated. Holdco guarantees that the Obligations of each Obligor (other than Holdco) will be paid strictly in accordance with the terms of this Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender or any holder of any Note with respect thereto. The liability of Holdco under this ARTICLE X shall be absolute, unconditional and irrevocable irrespective of:

          (a) any lack of validity, legality or enforceability of other provisions of this Agreement or any other Loan Document;

          (b)  the failure of any Lender

          (i) to assert any claim or demand or to enforce any right or remedy against any Obligor (other than Holdco) or any other Person (including any other guarantor) under the provisions of this Agreement, any other Loan Document or otherwise, or

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          (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations of any Obligor
          (other than Holdco);

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Obligor (other than Holdco), or any other extension, compromise or renewal of any Obligation of any Obligor (other than Holdco);

          (d) any reduction, limitation, impairment or termination of any Obligation of any Obligor (other than Holdco) for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Holdco hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligation of any Obligor (other than Holdco) or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the other terms of this Agreement or any other Loan Document;

          (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Lender securing any of the Obligations of any Obligor (other than Holdco); or

          (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor (other than Holdco), any surety or any guarantor.

          SECTION 10.4 REINSTATEMENT, ETC. Holdco agrees that this ARTICLE X shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations of any Obligor (other than Holdco) is rescinded or must otherwise be restored by any Lender upon the insolvency, bankruptcy or reorganization of any Obligor (other than Holdco) or otherwise, all as though such payment had not been made.

          SECTION 10.5 WAIVER, ETC. Holdco hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of any Obligor (other than Holdco) and this ARTICLE X and any requirement that the Administrative Agent and any other Lender protect, secure or perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against any Obligor (other than Holdco) or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of any Obligor (other than Holdco), as the case may be.

          SECTION 10.6 POSTPONEMENT OF SUBROGATION. Holdco agrees that it will not exercise any rights which it may acquire by way of subrogation under this ARTICLE X, by any payment made hereunder or otherwise, until the prior payment, in full and in cash, of all Obligations of each Obligor (other than Holdco). Any amount paid to Holdco on account of any such subrogation rights prior to the payment in full of all Obligations of each Obligor (other than Holdco) shall be held in trust for the benefit of the Lenders and shall immediately be paid to the

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Lenders and credited and applied against the Obligations of each Obligor
(other than Holdco) whether matured or unmatured, in accordance with the terms of this Agreement; PROVIDED, HOWEVER, that if all Obligations of each Obligor (other than Holdco) have been paid in full in cash and all Commitments have been permanently terminated, each Lender agrees that, at Holdco's request, the Lenders will execute and deliver to Holdco appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to Holdco of an interest in the Obligations of each Obligor (other than Holdco) resulting from such payment by Holdco. In furtherance of the foregoing, for so long as any Obligations of any Obligor (other than Holdco) or any Commitments remain outstanding, Holdco shall refrain from taking any action or commencing any proceeding against any Obligor (other than Holdco) (or its successors or assigns), whether in connection with a bankruptcy proceeding or otherwise to recover any amounts in respect of payments made under this ARTICLE X to any Lender.

          SECTION 10.7 SUCCESSORS, TRANSFEREES AND ASSIGNS; TRANSFERS OF NOTES, ETC. Without limiting the generality of SECTION 11.11, any Lender may assign or otherwise transfer (in whole or in part) any Obligation of any Obligor (other than Holdco) held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this ARTICLE X) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of SECTION 11.11 and ARTICLE IX of this Agreement.

                                     ARTICLE XI
                              MISCELLANEOUS PROVISIONS

          SECTION 11.1 WAIVERS, AMENDMENTS, ETC. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by Holdco, the Company and each Obligor party thereto and by the Required Lenders; PROVIDED, HOWEVER, that no such amendment, modification or waiver which would:

          (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

          (b) modify this SECTION 11.1, or clause (a) of SECTION 11.10, change the definitions of "Required Lenders" or "Total Exposure Amount", increase any Commitment Amount or the Percentage of any Lender (other than pursuant to CLAUSE (b) or CLAUSE (d) of SECTION 2.1.1 or CLAUSE (c) of
     SECTION 2.1.2), reduce any fees described in SECTION 3.3 (other than the administration fee referred to in SECTION 3.3.2), release any material Subsidiary Guarantor from its obligations under the Subsidiary Guaranty, Holdco from its obligations under Article X or all or substantially all of the collateral security (except in each case as otherwise specifically provided in this Agreement, the Subsidiary Guaranty, the Security Agreement or a Pledge Agreement and it being understood that an increase in the amount of the Indebtedness of the Company secured ratably by such collateral security shall not be deemed a release of collateral security) or
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     extend any Commitment Termination Date, shall be made without the consent of each Lender directly and adversely affected thereby;

          (c) extend the due date for, or reduce the amount of, any scheduled repayment of principal of or interest on or fees payable in respect of any Loan or reduce the principal amount of or rate of interest on or fees payable in respect of any Loan or any Reimbursement Obligations (which shall in each case include the conversion of all or any part of the Obligations into equity of any Obligor), shall be made without the consent of the Lender which has made such Loan or, in the case of a Reimbursement Obligation, the Issuer owed, and those Lenders participating in, such Reimbursement Obligation;

          (d) affect adversely the interests, rights or obligations of any Agent, any Issuer or the Arranger (in its capacity as Agent, Issuer or Arranger), unless consented to by such Agent, Issuer or Arranger, as the case may be; or

          (e)  amend, modify or waive the provisions of CLAUSE (a)(i) of SECTION
     3.1.1 or CLAUSE (b) of SECTION 3.1.2 or effect any amendment, modification or waiver that by its terms adversely affects the rights of Lenders participating in any Tranche differently from those of Lenders participating in other Tranches, without the consent of the holders of at least a majority of the aggregate amount of Loans outstanding under the Tranche or Tranches affected by such amendment, modification or waiver, or, in the case of an amendment, modification or waiver affecting any Tranche or Tranches of Revolving Loan Commitments, the Lenders holding at least a majority of the Revolving Loan Commitments in respect of such Tranche or Tranches.

For purposes of this Section 11.1, the Syndication Agent, in coordination with the Administrative Agent, shall have primary responsibility, together with the Company, in the negotiation, preparation and documentation relating to any amendment, modification or waiver of this Agreement, any other Loan Document or any other agreement or document related hereto or thereto contemplated pursuant to this Section. No failure or delay on the part of any Agent, any Issuer or any Lender in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Agent, any Issuer or any Lender under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

          SECTION 11.2 NOTICES. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth on SCHEDULE II hereto or, in the case of a Lender that becomes a party hereto after the date hereof, as set forth in the Lender Assignment Agreement pursuant to which such Lender becomes a Lender hereunder or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with
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postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (and telephonic confirmation of receipt thereof has been received).

          SECTION 11.3 PAYMENT OF COSTS AND EXPENSES. The Company agrees to pay on demand all reasonable expenses of each of the Agents (including the reasonable fees and out-of-pocket expenses of a single counsel to the Agents and of local counsel, if any, who may be retained by counsel to the Agents) in connection with

          (a) the syndication by the Syndication Agent and the Arranger of the Loans, the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

          (b) the filing, recording, refiling or rerecording of each Mortgage, each Pledge Agreement and the Security Agreement and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of such Mortgage, Pledge Agreement or Security Agreement; and

          (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Company further agrees to pay, and to save the Agents, the Issuers and the Lenders harmless from all liability for, any stamp or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions made hereunder or the issuance of any Notes or Letters of Credit or any other Loan Documents. The Company also agrees to reimburse each Agent, each Issuer and each Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by such Agent, such Issuer or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

          SECTION 11.4 INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Company hereby, to the fullest extent permitted under applicable law, indemnifies, exonerates and holds each Agent, each Issuer, the Arranger and each Lender and each of their respective Affiliates, and each of their respective partners, officers, directors, employees and agents, and each other Person controlling any of the foregoing within the meaning of either SECTION 15 of the Securities Act of 1933, as amended, or SECTION 20 of the Securities Exchange Act of 1934, as amended (collectively, the "INDEMNIFIED PARTIES"), free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses actually incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and
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disbursements (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the
Indemnified Parties or any of them as a result of, or arising out of, or relating to

          (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension;

          (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (excluding any successful action brought by or on behalf of the Company as the result of any failure by any Lender to make any Credit Extension hereunder);

          (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by Holdco, the Company or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not such Agent, such Issuer, such Arranger or such Lender is party thereto;

          (d) any alleged or actual litigation or proceeding related to any environmental cleanup or noncompliance with or liability under any Environmental Law relating to the use, ownership or operation by Holdco, the Company or any of its Subsidiaries of any real property or to the release, generation, transportation or arrangement for transportation by Holdco, the Company or any of its Subsidiaries of any Hazardous Material; or

          (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, any real property owned or operated by Holdco, the Company or any Subsidiary thereof of any Hazardous Material present on or under such property at or prior to the time Holdco, the Company or such Subsidiary owned or operated such property which gives rise to liability under any Environmental Law (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, Holdco, the Company or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct or any Hazardous Materials that are first manufactured, emitted, generated, treated, released, stored or disposed of on any real property of Holdco or any of its Subsidiaries or any violation of Environmental Law that first occurs on or with respect to any real property of Holdco, the Company or any of its Subsidiaries after such real property is transferred to any Indemnified Party or its successor by foreclosure sale, deed in lieu of foreclosure, or similar transfer, except to the extent such manufacture, emission, release, generation, treatment, storage or disposal or violation is actually caused by Holdco, the Company or any of the Company's Subsidiaries. Holdco and the Company and its permitted successors and assigns hereby waive, release and agree not to make any claim, or bring any cost recovery action against, any Agent, any Issuer, the Documentation Agent, the Arranger or any Lender under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, except to the extent arising (x) out of the gross negligence or willful misconduct of any Indemnified Party or arising (y) out of any Hazardous Materials that are manufactured, emitted, generated, treated, released, stored or

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disposed of on any real property of Holdco or any of its Subsidiaries or any violation of Environmental Law that occurs on or with respect to any real property of Holdco or any of its Subsidiaries to the extent occurring after such real property is transferred to any Indemnified Party or its successor by foreclosure sale, deed in lieu of foreclosure, or similar transfer, except to the extent such manufacture, emission, release, generation, treatment, storage or disposal or violation is actually caused by Holdco or any of its Subsidiaries. It is expressly understood and agreed that to the extent that any Indemnified Party is strictly liable under any Environmental Laws, the Company's obligation to such Indemnified Party under this indemnity shall likewise be without regard to fault on the part of the Company, to the extent permitted under applicable law, with respect to the violation or condition which results in liability of such Indemnified Party. Notwithstanding anything to the contrary herein, each Agent, each Issuer, the Arranger and each Lender shall be responsible with respect to any Hazardous Materials that are first manufactured, emitted, generated, treated, released, stored or disposed of on any real property of Holdco or any of its Subsidiaries or any violation of Environmental Law that first occurs on or with respect to any such real property after such real property is transferred to any Agent, Issuer, Arranger or Lender to its successor by foreclosure sale, deed in lieu of foreclosure, or similar transfer, except to the extent such manufacture, emission, release, generation, treatment, storage or disposal or violation is actually caused by Holdco or any of its Subsidiaries. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

          SECTION 11.5 SURVIVAL. The obligations of the Company under SECTIONS 4.3, 4.4, 4.5, 4.6, 11.3 and 11.4, and the obligations of the Lenders under SECTIONS 4.8 and 9.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by Holdco, the Company and each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

          SECTION 11.6 SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 11.7 HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

          SECTION 11.8 EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          SECTION 11.9 GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT AND, EXCEPT TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED THEREIN,

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EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND
GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto. Upon the execution and delivery of this Agreement by the parties hereto, all obligations and liabilities of the DLJMB Entities under or relating or with respect to the Commitment Letter shall be terminated and of no further force or effect.

          SECTION 11.10 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that:

          (a) Holdco, the Company may not assign or transfer its rights or obligations hereunder without the prior written consent of each of the Agents and all Lenders; and

          (b) the rights of sale, assignment and transfer of the Lenders are subject to SECTION 11.11.

          SECTION 11.11 SALE AND TRANSFER OF LOANS AND NOTES; PARTICIPATIONS IN LOANS AND NOTES. Each Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons, on a non PRO RATA basis (except as provided below), in accordance with this SECTION 11.11.

          SECTION 11.11.1.    ASSIGNMENTS.  Any Lender (the "ASSIGNOR LENDER"),

          (a) with the written consents of the Company, the Agents and (in the case of any assignment of participations in Letters of Credit or Revolving Loan Commitments) the applicable Issuer (which consents (i) shall not be unreasonably delayed or withheld and (ii) of the Company shall not be required upon the occurrence and during the continuance of any Event of Default), may at any time assign and delegate to one or more commercial banks, funds which are regularly engaged in making, purchasing or investing in loans or securities or other financial institutions, and

          (b) with notice to the Company, the Agents, and (in the case of any assignment of participations in Letters of Credit or Revolving Loan Commitments) the applicable Issuer, but without the consent of the Company, the Agents or such Issuer, may assign and delegate to any of its affiliates or to any other Lender, or to an Approved Fund of any Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "ASSIGNEE LENDER"), all or any fraction of such Lender's Term Loans of any Tranche, Revolving Loans, participations in Letters of Credit, Letter of Credit Outstandings with respect thereto and related Commitments of any Tranche (which assignment and delegation shall be, as among Revolving Loan Commitments, Revolving Loans and participations in Letters of Credit, of a constant, and not a

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varying, percentage) which, in the case of an assignment under CLAUSE (A)
above, shall be in a minimum aggregate amount of (i) $1,000,000 or such lesser amount as the Company and the Agents may consent to, or (ii) with respect to the Tranche as to which such assignment is to occur, the then remaining amount of such Lender's Term Loans or Revolving Loan Commitment and related Revolving Loans and participations in Letters of Credit, as the case may be; PROVIDED, HOWEVER, that any such Assignee Lender will comply, if applicable, with the provisions contained in SECTION 4.6 and the Company, each other Obligor and the Agents shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

               (i) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Company and the Agents by such Lender and such Assignee Lender;

               (ii) such Assignee Lender shall have executed and delivered to the Company and the Agents a Lender Assignment Agreement, accepted by the Agents;

               (iii)  the processing fees described below shall have been paid;
               and

               (iv) the Administrative Agent shall have registered such assignment and delegation in the Register pursuant to CLAUSE (b) of SECTION 2.7.

From and after the date that the Agents accept such Lender Assignment Agreement and such assignment and delegation is registered in the Register pursuant to CLAUSE (b) of SECTION 2.7, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and
(y) the Assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Any Assignor Lender that shall have previously requested and received any Note or Notes in respect of any Tranche to which any such assignment applies shall, upon the acceptance by the Administrative Agent of the applicable Lender Assignment Agreement, mark such Note or Notes "exchanged" and deliver them to the Company (against, if the Assignor Lender has retained Loans or Commitments with respect to the applicable Tranche and has requested replacement Notes pursuant to CLAUSE (b)(ii) of SECTION 2.7, its receipt from the Company of replacement Notes in the principal amount of the Loans and Commitments of the applicable Tranche retained by it). Such Assignor Lender or such Assignee Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500, unless such assignment and delegation is by a Lender to its Affiliate or Approved Fund or if such assignment and delegation is by a Lender to a Federal Reserve Bank, as provided below or is otherwise consented to by the Administrative Agent. Any attempted assignment and delegation not made in accordance with this SECTION
11.11.1 shall be null and void. Nothing contained in this SECTION 11.11.1 shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans or participate in Letters of Credit or Letter of Credit Outstandings) under this Agreement and/or its

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Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank, and any Lender that is a fund that invests in bank loans may pledge all or any portion of its rights (but not its obligations to make Loans or participate in Letters of Credit or Letter of Credit Outstandings) hereunder to any trustee or any other representative of holders of obligations owed or securities issued by such fund as security for such obligations or securities. In the event that S&P, Moody's or Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by Insurance Watch Ratings Service)) shall, after the date that any Lender with a Commitment to make Revolving Loans or participate in Letters of Credit becomes a Lender, downgrade the long-term certificate of deposit rating or long-term senior unsecured debt rating of such Lender, and the resulting rating shall be below BBB-, Baa3 or C (or BB, in the case of Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)), respectively, then the applicable Issuer or the Company shall have the right, but not the obligation, upon notice to such Lender and the Agents, to replace such Lender with an Assignee Lender in accordance with and subject to the restrictions contained in this Section, and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in this Section) all its interests, rights and obligations in respect of its Revolving Loan Commitment under this Agreement to such Assignee Lender; PROVIDED, HOWEVER, that (i) no such assignment shall conflict with any law, rule, regulation or order of any governmental authority and (ii) such Assignee Lender shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest and fees (if any) accrued to the date of payment on the Loans made, and Letters of Credit participated in, by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

          SECTION 11.11.2. PARTICIPATIONS. Any Lender may at any time sell to one or more commercial banks or other Persons (each such commercial bank and other Person being herein called a "PARTICIPANT") participating interests in any of the Loans, Commitments, participations in Letters of Credit and Letter of Credit Outstandings or other interests of such Lender hereunder; PROVIDED, HOWEVER, that

          (a) no participation contemplated in this Section shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

          (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

          (c) the Company and each other Obligor and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

          (d) no Participant, unless such Participant is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, agree to (i) any reduction in the interest rate or amount of fees that such Participant is otherwise entitled to, (ii) a decrease
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     in the principal amount, or an extension of the final Stated
     Maturity Date, of any Loan in which such Participant has purchased a participating interest or (iii) a release of all or substantially all of the collateral security under the Loan Documents or any material Subsidiary Guarantor under the Subsidiary Guaranty, in each case except as otherwise specifically provided in a Loan Document; and

          (e) the Company shall not be required to pay any amount under SECTIONS 4.3, 4.4, 4.5, 4.6, 11.3 and 11.4 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Company acknowledges and agrees, subject to CLAUSE (e) above, that, to the fullest extent permitted under applicable law, each Participant, for purposes of SECTIONS 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 11.3 and 11.4, shall be considered a
Lender.

          SECTION 11.12 OTHER TRANSACTIONS. Nothing contained herein shall preclude any Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with Holdco, the Company or any of its Affiliates in which Holdco, the Company or such Affiliate is not restricted hereby from engaging with any other Person.

          SECTION 11.13 FORUM SELECTION, CONSENT TO JURISDICTION AND WAIVER OF IMMUNITIES.

          (a) ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS, THE ISSUERS, HOLDCO OR THE COMPANY RELATING THERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF HOLDCO AND THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH OF HOLDCO AND THE COMPANY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK.
EACH OF HOLDCO AND THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH

LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (b) NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY AGENT, ANY LENDER OR ANY ISSUER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY SUCH PERSON TO BRING ANY ACTION OR PROCEEDING AGAINST HOLDCO, THE COMPANY OR ITS RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

          (c) TO THE EXTENT HOLDCO OR THE COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR TO ITS PROPERTY, EACH OF HOLDCO AND THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT EXECUTED OR TO BE EXECUTED BY IT.

          SECTION 11.14 WAIVER OF JURY TRIAL. THE AGENTS, THE ISSUERS, THE LENDERS AND HOLDCO AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS, HOLDCO OR THE COMPANY RELATING THERETO. EACH OF HOLDCO AND THE COMPANY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

          SECTION 11.15 CONFIDENTIALITY. The Agents, the Issuers, the Arranger and the Lenders shall hold all non-public information obtained pursuant to or in connection with this Agreement or obtained by them based on a review of the books and records of the Company or any of its Subsidiaries in accordance with their customary procedures for handling confidential information of this nature, but may make disclosure to any of their examiners, Affiliates, Approved Funds, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any potential BONA FIDE transferee, participant or assignee, or to any direct or indirect contractual counterparties in swap agreements or such contractual counterparties' professional advisors, or in connection with the exercise of remedies under a Loan Document, or as requested by any governmental or regulatory agency, or the

National Association of Insurance Commissioners, or representative of any thereof or pursuant to legal process; PROVIDED, HOWEVER, that

          (a) unless specifically prohibited by applicable law or court order, each Agent, each Issuer, the Arranger and each Lender shall promptly notify the Company of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Agent, such Issuer, the Arranger and such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

          (b) prior to any such disclosure pursuant to this SECTION 11.15, each Agent, each Issuer, the Arranger and each Lender shall require any such BONA FIDE transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

               (i)    to be bound by this SECTION 11.15; and

               (ii) to require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this SECTION 11.15; and

          (c) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by Holdco, the Company or any of its Subsidiaries.

                    [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

MERRILL CORPORATION

By:    /s/ Steven J. Machov
     ------------------------
     Title:  Vice President,
             General Counsel
             and Secretary

                                   MERRILL COMMUNICATIONS LLC

                                   By:      /s/ Steven J. Machov
                                        ---------------------------
                                        Title:  Vice President,
                                                General Counsel
                                                and Secretary


                                   DLJ CAPITAL FUNDING, INC.
                                   as the Syndication Agent and as a Lender

                                   By:        /s/ Dana Klein
                                        ---------------------------
                                        Title:  Managing Director


                                   U.S. BANK NATIONAL ASSOCIATION
                                   as the Administrative Agent and as a Lender

                                   By:    /s/ Joshua R. Pirozzolo
                                        ---------------------------
                                        Title:  Commercial Banking Officer


                                   WELLS FARGO BANK, N.A.
                                   as the Documentation Agent and as a Lender

                                   By:        /s/ Hugh Diddy
                                        ---------------------------
                                        Title:    Relationship Manager

     LENDERS

                                   COMERICA BANK
                                   as a Lender

                                   By:    /s/ Timothy H. O'Rourke
                                        ---------------------------
                                        Title:  Vice President


                                   WELLS FARGO BANK, N.A.
                                   as the Documentation Agent and as a Lender

                                   By:        /s/ Hugh Diddy
                                        ---------------------------
                                        Title:  Relationship Manager


                                   CREDIT LYONNAIS NEW YORK BRANCH
                                   as a Lender

                                   By:       /s/ John Mararo
                                        ---------------------------
                                        Title:  Supervisor


                                   HARRIS TRUST AND SAVINGS
                                   as a Lender

                                   By:       /s/ Andrew Claar
                                        ---------------------------
                                         Title:  Vice President

                                   TRANSAMERICA BUSINESS CREDIT CORPORATION as a Lender

                                   By:      /s/ Perry Vavoules
                                        ---------------------------
                                        Title:  Senior Vice President

                         TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
ARTICLE I             DEFINITIONS AND ACCOUNTING TERMS . . . . . . . . . . . . . . .3

SECTION 1.1           Defined Terms. . . . . . . . . . . . . . . . . . . . . . . . .3
SECTION 1.2           Use of Defined Terms . . . . . . . . . . . . . . . . . . . . 36
SECTION 1.3           Cross-References . . . . . . . . . . . . . . . . . . . . . . 36
SECTION 1.4           Accounting and Financial Determinations. . . . . . . . . . . 36

ARTICLE II            COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES, NOTES
                      AND LETTERS OF CREDIT. . . . . . . . . . . . . . . . . . . . 37

SECTION 2.1           Commitments. . . . . . . . . . . . . . . . . . . . . . . . . 37
     SECTION 2.1.1.   Term Loan Commitments. . . . . . . . . . . . . . . . . . . . 37
     SECTION 2.1.2.   Revolving Loan Commitments and Swing Line Loan
                      Commitment . . . . . . . . . . . . . . . . . . . . . . . . . 39
     SECTION 2.1.3.   Letter of Credit Commitment. . . . . . . . . . . . . . . . . 40
     SECTION 2.1.4.   Lenders Not Permitted or Required to Make the Loans. . . . . 41
     SECTION 2.1.5.   Issuer Not Permitted or Required to Issue Letters of
                      Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
SECTION 2.2           Optional Reduction of the Revolving Loan Commitment Amount . 41
SECTION 2.3           Borrowing Procedures and Funding Maintenance . . . . . . . . 42
     SECTION 2.3.1.   Term Loans and Revolving Loans . . . . . . . . . . . . . . . 42
     SECTION 2.3.2.   Swing Line Loans . . . . . . . . . . . . . . . . . . . . . . 42
SECTION 2.4           Continuation and Conversion Elections. . . . . . . . . . . . 43
SECTION 2.5           Funding. . . . . . . . . . . . . . . . . . . . . . . . . . . 44
SECTION 2.6           Issuance Procedures. . . . . . . . . . . . . . . . . . . . . 44
     SECTION 2.6.1.   Other Lenders' Participation . . . . . . . . . . . . . . . . 45
     SECTION 2.6.2.   Disbursements; Conversion to Revolving Loans . . . . . . . . 45
     SECTION 2.6.3.   Reimbursement. . . . . . . . . . . . . . . . . . . . . . . . 46
     SECTION 2.6.4.   Deemed Disbursements . . . . . . . . . . . . . . . . . . . . 46
     SECTION 2.6.5.   Nature of Reimbursement Obligations. . . . . . . . . . . . . 47
SECTION 2.7           Register; Notes. . . . . . . . . . . . . . . . . . . . . . . 48

ARTICLE III           REPAYMENTS, PREPAYMENTS, INTEREST AND FEES . . . . . . . . . 49

SECTION 3.1           Repayments and Prepayments; Application. . . . . . . . . . . 49
     SECTION 3.1.1.   Repayments and Prepayments . . . . . . . . . . . . . . . . . 49
     SECTION 3.1.2.   Application. . . . . . . . . . . . . . . . . . . . . . . . . 54
SECTION 3.2           Interest Provisions. . . . . . . . . . . . . . . . . . . . . 54
     SECTION 3.2.1.   Rates. . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
     SECTION 3.2.2.   Post-Maturity Rates. . . . . . . . . . . . . . . . . . . . . 55
     SECTION 3.2.3.   Payment Dates. . . . . . . . . . . . . . . . . . . . . . . . 55
SECTION 3.3           Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
     SECTION 3.3.1.   Commitment Fee . . . . . . . . . . . . . . . . . . . . . . . 56
     SECTION 3.3.2.   Administrative Agent Fee . . . . . . . . . . . . . . . . . . 56

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
                                                                                  PAGE
                                                                                  ----
     SECTION 3.3.3.   Letter of Credit Fee . . . . . . . . . . . . . . . . . . . . 56

ARTICLE IV            CERTAIN LIBOR AND OTHER PROVISIONS . . . . . . . . . . . . . 56

SECTION 4.1           LIBOR Lending Unlawful . . . . . . . . . . . . . . . . . . . 56
SECTION 4.2           Deposits Unavailable . . . . . . . . . . . . . . . . . . . . 57
SECTION 4.3           Increased LIBOR Loan Costs, etc. . . . . . . . . . . . . . . 57
SECTION 4.4           Funding Losses . . . . . . . . . . . . . . . . . . . . . . . 58
SECTION 4.5           Increased Capital Costs. . . . . . . . . . . . . . . . . . . 58
SECTION 4.6           Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
SECTION 4.7           Payments, Computations, etc. . . . . . . . . . . . . . . . . 61
SECTION 4.8           Sharing of Payments. . . . . . . . . . . . . . . . . . . . . 62
SECTION 4.9           Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
SECTION 4.10          Mitigation . . . . . . . . . . . . . . . . . . . . . . . . . 63
SECTION 4.11          Replacement of Lenders . . . . . . . . . . . . . . . . . . . 63

ARTICLE V             CONDITIONS TO CREDIT EXTENSIONS. . . . . . . . . . . . . . . 64

SECTION 5.1           Initial Credit Extension . . . . . . . . . . . . . . . . . . 64
     SECTION 5.1.1.   Resolutions, etc . . . . . . . . . . . . . . . . . . . . . . 64
     SECTION 5.1.2.   Transaction Documents. . . . . . . . . . . . . . . . . . . . 64
     SECTION 5.1.3.   Consummation of Merger . . . . . . . . . . . . . . . . . . . 64
     SECTION 5.1.4.   Closing Date Certificate . . . . . . . . . . . . . . . . . . 64
     SECTION 5.1.5.   Delivery of Notes. . . . . . . . . . . . . . . . . . . . . . 64
     SECTION 5.1.6.   Subsidiary Guaranty. . . . . . . . . . . . . . . . . . . . . 64
     SECTION 5.1.7.   Pledge Agreements. . . . . . . . . . . . . . . . . . . . . . 65
     SECTION 5.1.8.   Security Agreement . . . . . . . . . . . . . . . . . . . . . 65
     SECTION 5.1.9.   Financial Information, etc . . . . . . . . . . . . . . . . . 66
     SECTION 5.1.10.  Solvency, etc. . . . . . . . . . . . . . . . . . . . . . . . 66
     SECTION 5.1.11.  Common Equity Contribution, Preferred Equity Contribution,
                      Asset Contribution, Intercompany Loan and/or Closing Date
                      Dividend and Senior Subordinated Bridge Notes or Senior
                      Subordinated Notes . . . . . . . . . . . . . . . . . . . . . 66
     SECTION 5.1.12.  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . 67
     SECTION 5.1.13.  Material Adverse Change. . . . . . . . . . . . . . . . . . . 67
     SECTION 5.1.14.  Reliance Letters . . . . . . . . . . . . . . . . . . . . . . 67
     SECTION 5.1.15.  Opinions of Counsel. . . . . . . . . . . . . . . . . . . . . 67
     SECTION 5.1.16.  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . 68
     SECTION 5.1.17.  Closing Fees, Expenses, etc. . . . . . . . . . . . . . . . . 68
     SECTION 5.1.18.  Satisfactory Legal Form. . . . . . . . . . . . . . . . . . . 68
     SECTION 5.1.19.  Repayment of Existing Debt.. . . . . . . . . . . . . . . . . 68
     SECTION 5.1.20.  Corporate Structure, Ownership, etc. . . . . . . . . . . . . 68
     SECTION 5.1.21.  Certain Approvals. . . . . . . . . . . . . . . . . . . . . . 68
SECTION 5.2           All Credit Extensions. . . . . . . . . . . . . . . . . . . . 69
     SECTION 5.2.1.   Compliance with Warranties, No Default, etc. . . . . . . . . 69

                                                                                  PAGE
                                                                                  ----
     SECTION 5.2.2.   Credit Extension Request . . . . . . . . . . . . . . . . . . 69

ARTICLE VI            REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . 70

SECTION 6.1           Organization, etc. . . . . . . . . . . . . . . . . . . . . . 70
SECTION 6.2           Due Authorization, Non-Contravention, etc. . . . . . . . . . 70
SECTION 6.3           Government Approval, Regulation, etc . . . . . . . . . . . . 70
SECTION 6.4           Validity, etc. . . . . . . . . . . . . . . . . . . . . . . . 71
SECTION 6.5           Financial Information. . . . . . . . . . . . . . . . . . . . 71
SECTION 6.6           No Material Adverse Effect . . . . . . . . . . . . . . . . . 71
SECTION 6.7           Litigation, Labor Controversies, etc . . . . . . . . . . . . 71
SECTION 6.8           Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . 72
SECTION 6.9           Ownership of Properties. . . . . . . . . . . . . . . . . . . 72
SECTION 6.10          Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . 72
SECTION 6.11          Pension and Welfare Plans. . . . . . . . . . . . . . . . . . 72
SECTION 6.12          Environmental Warranties . . . . . . . . . . . . . . . . . . 72
SECTION 6.13          Regulations U and X. . . . . . . . . . . . . . . . . . . . . 74
SECTION 6.14          Accuracy of Information. . . . . . . . . . . . . . . . . . . 74
SECTION 6.15          Solvency . . . . . . . . . . . . . . . . . . . . . . . . . . 74
SECTION 6.16          Creation, Perfection and Priority of Liens . . . . . . . . . 75
SECTION 6.17          Year 2000 Compliance . . . . . . . . . . . . . . . . . . . . 75

ARTICLE VII           COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . 75

SECTION 7.1           Affirmative Covenants. . . . . . . . . . . . . . . . . . . . 75
     SECTION 7.1.1.   Financial Information, Reports, Notices, etc . . . . . . . . 75
     SECTION 7.1.2.   Compliance with Laws, etc. . . . . . . . . . . . . . . . . . 77
     SECTION 7.1.3.   Maintenance of Properties. . . . . . . . . . . . . . . . . . 77
     SECTION 7.1.4.   Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . 77
     SECTION 7.1.5.   Books and Records. . . . . . . . . . . . . . . . . . . . . . 78
     SECTION 7.1.6.   Environmental Covenant . . . . . . . . . . . . . . . . . . . 78
     SECTION 7.1.7.   Future Subsidiaries. . . . . . . . . . . . . . . . . . . . . 78
     SECTION 7.1.8.   Future Leased Property and Future Acquisitions of Real
                      Property; Future Acquisition of Other Property . . . . . . . 79
     SECTION 7.1.9.   Use of Proceeds, etc . . . . . . . . . . . . . . . . . . . . 81
     SECTION 7.1.10.  Hedging Obligations. . . . . . . . . . . . . . . . . . . . . 82
     SECTION 7.1.11.  Undertaking. . . . . . . . . . . . . . . . . . . . . . . . . 82
     SECTION 7.1.12.  Mortgages. . . . . . . . . . . . . . . . . . . . . . . . . . 82
SECTION 7.2           Negative Covenants . . . . . . . . . . . . . . . . . . . . . 82
     SECTION 7.2.1.   Business Activities. . . . . . . . . . . . . . . . . . . . . 83
     SECTION 7.2.2.   Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . 83
     SECTION 7.2.3.   Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . 85
     SECTION 7.2.4.   Financial Covenants. . . . . . . . . . . . . . . . . . . . . 87
     SECTION 7.2.5.   Investments. . . . . . . . . . . . . . . . . . . . . . . . . 90
     SECTION 7.2.6.   Restricted Payments, etc . . . . . . . . . . . . . . . . . . 93

                                                                                  PAGE
                                                                                  ----
     SECTION 7.2.7.   Capital Expenditures, etc. . . . . . . . . . . . . . . . . . 95
     SECTION 7.2.8.   Consolidation, Merger, etc . . . . . . . . . . . . . . . . . 96
     SECTION 7.2.9.   Asset Dispositions, etc. . . . . . . . . . . . . . . . . . . 96
     SECTION 7.2.10.  Modification of Certain Agreements . . . . . . . . . . . . . 97
     SECTION 7.2.11.  Transactions with Affiliates . . . . . . . . . . . . . . . . 98
     SECTION 7.2.12.  Negative Pledges, Restrictive Agreements, etc. . . . . . . . 98
     SECTION 7.2.13.  Stock of Subsidiaries. . . . . . . . . . . . . . . . . . . . 99
     SECTION 7.2.14.  Sale and Leaseback . . . . . . . . . . . . . . . . . . . . . 99
     SECTION 7.2.15.  Designation of Senior Indebtedness . . . . . . . . . . . . . 99

ARTICLE VIII          EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . 99

SECTION 8.1           Listing of Events of Default . . . . . . . . . . . . . . . . 99
     SECTION 8.1.1.   Non-Payment of Obligations . . . . . . . . . . . . . . . . .100
     SECTION 8.1.2.   Breach of Warranty . . . . . . . . . . . . . . . . . . . . .100
     SECTION 8.1.3.   Non-Performance of Certain Covenants and Obligations . . . .100
     SECTION 8.1.4.   Non-Performance of Other Covenants and Obligations . . . . .100
     SECTION 8.1.5.   Default on Other Indebtedness. . . . . . . . . . . . . . . .100
     SECTION 8.1.6.   Judgments. . . . . . . . . . . . . . . . . . . . . . . . . .100
     SECTION 8.1.7.   Pension Plans. . . . . . . . . . . . . . . . . . . . . . . .101
     SECTION 8.1.8.   Change in Control. . . . . . . . . . . . . . . . . . . . . .101
     SECTION 8.1.9.   Bankruptcy, Insolvency, etc. . . . . . . . . . . . . . . . .102
     SECTION 8.1.10.  Impairment of Security, etc. . . . . . . . . . . . . . . . .102
     SECTION 8.1.11.  Subordinated Notes . . . . . . . . . . . . . . . . . . . . .102
SECTION 8.2           Action if Bankruptcy, etc. . . . . . . . . . . . . . . . . .102
SECTION 8.3           Action if Other Event of Default . . . . . . . . . . . . . .103

ARTICLE IX            THE AGENTS . . . . . . . . . . . . . . . . . . . . . . . . .103

SECTION 9.1           Actions. . . . . . . . . . . . . . . . . . . . . . . . . . .103
SECTION 9.2           Funding Reliance, etc. . . . . . . . . . . . . . . . . . . .104
SECTION 9.3           Exculpation. . . . . . . . . . . . . . . . . . . . . . . . .104
SECTION 9.4           Successor. . . . . . . . . . . . . . . . . . . . . . . . . .104
SECTION 9.5           Credit Extensions by Each Agent and Issuer . . . . . . . . .105
SECTION 9.6           Credit Decisions . . . . . . . . . . . . . . . . . . . . . .105
SECTION 9.7           Copies, etc. . . . . . . . . . . . . . . . . . . . . . . . .105
SECTION 9.8           The Syndication Agent, the Documentation Agent and the
                      Administrative Agent . . . . . . . . . . . . . . . . . . . .105

ARTICLE X             HOLDCO GUARANTY. . . . . . . . . . . . . . . . . . . . . . .106

SECTION 10.1          Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . .106
SECTION 10.2          Acceleration of Obligations Hereunder. . . . . . . . . . . .106
SECTION 10.3          Obligations Hereunder Absolute, etc. . . . . . . . . . . . .107
SECTION 10.4          Reinstatement, etc . . . . . . . . . . . . . . . . . . . . .108
SECTION 10.5          Waiver, etc. . . . . . . . . . . . . . . . . . . . . . . . .108

                                                                                PAGE
                                                                                ----
SECTION 10.6          Postponement of Subrogation. . . . . . . . . . . . . . . . .108
SECTION 10.7          Successors, Transferees and Assigns; Transfers of
                      Notes, etc . . . . . . . . . . . . . . . . . . . . . . . . .108

ARTICLE XI            MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . .109

SECTION 11.1          Waivers, Amendments, etc . . . . . . . . . . . . . . . . . .109
SECTION 11.2          Notices. . . . . . . . . . . . . . . . . . . . . . . . . . .110
SECTION 11.3          Payment of Costs and Expenses. . . . . . . . . . . . . . . .110
SECTION 11.4          Indemnification. . . . . . . . . . . . . . . . . . . . . . .111
SECTION 11.5          Survival . . . . . . . . . . . . . . . . . . . . . . . . . .113
SECTION 11.6          Severability . . . . . . . . . . . . . . . . . . . . . . . .113
SECTION 11.7          Headings . . . . . . . . . . . . . . . . . . . . . . . . . .113
SECTION 11.8          Execution in Counterparts, Effectiveness, etc. . . . . . . .113
SECTION 11.9          Governing Law; Entire Agreement. . . . . . . . . . . . . . .113
SECTION 11.10         Successors and Assigns . . . . . . . . . . . . . . . . . . .113
SECTION 11.11         Sale and Transfer of Loans and Notes; Participations
                      in Loans and Notes . . . . . . . . . . . . . . . . . . . . .114
     SECTION 11.11.1. Assignments. . . . . . . . . . . . . . . . . . . . . . . . .114
     SECTION 11.11.2. Participations . . . . . . . . . . . . . . . . . . . . . . .116
SECTION 11.12         Other Transactions . . . . . . . . . . . . . . . . . . . . .117
SECTION 11.13         Forum Selection, Consent to Jurisdiction and Waiver
                      of Immunities. . . . . . . . . . . . . . . . . . . . . . . .117
SECTION 11.14         Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . .118
SECTION 11.15         Confidentiality. . . . . . . . . . . . . . . . . . . . . . .118

                                      SCHEDULES
                                      ---------
SCHEDULE I               -    Disclosure Schedule

SCHEDULE II              -  Percentages and Administrative Information


                                      EXHIBITS
                                      --------
EXHIBIT A-1              -    Form of Revolving Note
EXHIBIT A-2              -    Form of Term-A Note
EXHIBIT A-3              -    Form of Term-B Note
EXHIBIT A-4              -    Form of Swing Line Note
EXHIBIT B-1              -    Form of Borrowing Request
EXHIBIT B-2              -    Form of Issuance Request
EXHIBIT C                -    Form of Continuation/Conversion Notice
EXHIBIT D                -    Form of Closing Date Certificate
EXHIBIT E                -    Form of Compliance Certificate
EXHIBIT F                -    Form of Security Agreement
EXHIBIT G-1              -    Form of Company Pledge Agreement
EXHIBIT G-2              -    Form of Subsidiary Pledge Agreement
EXHIBIT H                -    Form of Subsidiary Guaranty
EXHIBIT I                -    Form of Holdco Pledge Agreement
EXHIBIT J                -    Form of Lender Assignment Agreement
EXHIBIT K-1              -    Form of New York Counsel Opinion
EXHIBIT K-2              -    Form of Local Counsel Opinion
EXHIBIT K-3              -    Form of Opinion of the General Counsel of the Company

                                    EXHIBIT A-1

                               FORM OF REVOLVING NOTE

                             MERRILL COMMUNICATIONS LLC

                                  PROMISSORY NOTE

$[1]                                                   New York, New York
                                                       November 23, 1999

     FOR VALUE RECEIVED, MERRILL COMMUNICATIONS LLC, a Delaware limited liability company ("COMPANY"), promises to pay to [2] ________ ("PAYEE") or its registered assigns, on the Stated Maturity Date the lesser of (x)[4]($[1]) and
(y) the unpaid principal amount of all advances made by Payee to Company as Revolving Loans under the Credit Agreement referred to below.

     Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of November 23, 1999 by and among Company, Merrill Corporation, as guarantor, the financial institutions listed therein as Lenders, DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Wells Fargo Bank, N.A., as Documentation Agent for the Lenders, and U.S. Bank National Association, as Administrative Agent for the Lenders ("ADMINISTRATIVE AGENT") (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

     This Note is one of Company's "REVOLVING NOTES" and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid.

     All payments of principal and interest in respect of this Note shall be made in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent as provided in subsection 11.11.1 of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.


_____________________________

1    Insert amount of Lender's Revolving Loan Commitment in numbers.
2    Insert Lender's name in capital letters.

                             A1-1

     This Note is subject to mandatory prepayment and to prepayment at the option of Company as provided in subsection 3.1 of the Credit Agreement.

     THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

     This Note is subject to restrictions on transfer or assignment as provided in subsections 11.10 and 11.11 of the Credit Agreement.

     Company and any endorsers of this Note hereby waive diligence, presentment, protest, demand and notice of every kind.

     IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                   MERRILL COMMUNICATIONS LLC

                                   By: __________________________
                                   Name:________________________
                                   Title: ________________________







                                 A1-2

                                    TRANSACTIONS
                                         ON
                                   REVOLVING NOTE

                                                          Outstanding
           Type of      Amount of        Amount of         Principal
          Loan Made     Loan Made     Principal Paid        Balance      Notation
  Date    This Date     This Date        This Date         This Date      Made By
  ----    ---------     ---------     --------------      -----------    --------










                                A1-3

                                    EXHIBIT A-2

                                FORM OF TERM-A NOTE

                             MERRILL COMMUNICATIONS LLC

                                  PROMISSORY NOTE

$[1]                                                   New York, New York
                                                       November 23, 1999

     FOR VALUE RECEIVED, MERRILL COMMUNICATIONS LLC, a Delaware limited liability company ("COMPANY"), promises to pay to [2] ("PAYEE") or its registered assigns the principal amount of [3] ($[1]) or, if less, the aggregate unpaid principal amount of all advances made by Payee to Company as Term-A Loans under the Credit Agreement referred to below, payable in installments as set forth in the Credit Agreement with a final installment (in the amount necessary to pay this Note, in full) due and payable on the Stated Maturity Date.

     Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of November 23, 1999 by and among Company, Merrill Corporation, as guarantor, the financial institutions listed therein as Lenders, DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Wells Fargo Bank, N.A., as Documentation Agent for the Lenders, and U.S. Bank National Association, as Administrative Agent for the Lenders ("ADMINISTRATIVE AGENT") (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

     This Note is one of Company's "TERM-A NOTES" issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Term-A Loans evidenced hereby was made and is to be repaid.

     All payments of principal and interest in respect of this Note shall be made in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent as provided in subsection 11.11.1 of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise


____________________________

1    Insert amount of Lender's Term-A Loan in numbers.
2    Insert Lender's name in capital letters.
3    Insert amount of Lender's Term-A Loan in words.

                            A2-1
affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

     This Note is subject to mandatory prepayment and to prepayment at the option of Company as provided in subsection 3.1.1 of the Credit Agreement.

     THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

     This Note is subject to restrictions on transfer or assignment as provided in subsections 11.10 and 11.11 of the Credit Agreement.

     Company and any endorsers of this Note hereby waive diligence, presentment, protest, demand and notice of every kind.

     IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                              MERRILL COMMUNICATIONS LLC

                              By: __________________________
                              Name:________________________
                              Title: ________________________



                              A2-2

                                     EXHIBIT A-3

                                FORM OF TERM-B NOTE

                             MERRILL COMMUNICATIONS LLC

                                  PROMISSORY NOTE



$[1]                                              New York, New York
                                                  November 23, 1999

     FOR VALUE RECEIVED, MERRILL COMMUNICATIONS LLC, a Delaware limited liability company ("COMPANY"), promises to pay to [2] ("PAYEE") or its registered assigns the principal amount of [3] ($[1]) or, if less, the aggregate unpaid principal amount of all advances made by Payee to Company as Term-B Loans under the Credit Agreement referred to below, payable in installments as set forth in the Credit Agreement with a final installment (in the amount necessary to pay this Note in full) due and payable on the Stated Maturity Date.

     Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of November 23, 1999 by and among Company, Merrill Corporation, as guarantor, the financial institutions listed therein as Lenders, DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Wells Fargo Bank, N.A., as Documentation Agent for the Lenders, and U.S. Bank National Association, as Administrative Agent for the Lenders ("ADMINISTRATIVE AGENT") (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

     This Note is one of Company's "TERM-B NOTES" issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Term-B Loans evidenced hereby was made and is to be repaid.

     All payments of principal and interest in respect of this Note shall be made in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent as provided in subsection 11.11.1 of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise


_________________________

1    Insert amount of Lender's Term-B Loan in numbers.
2    Insert Lender's name in capital letters.
3    Insert amount of Lender's Term-B Loan in words.

                                 A3-1
affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

     This Note is subject to mandatory prepayment and to prepayment at the option of Company as provided in subsection 3.1.1 of the Credit Agreement.

     THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

     This Note is subject to restrictions on transfer or assignment as provided in subsections 11.10 and 11.11 of the Credit Agreement.

     Company and any endorsers of this Note hereby waive diligence, presentment, protest, demand and notice of every kind.

     IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                   MERRILL COMMUNICATIONS LLC

                                   By: __________________________
                                   Name:________________________
                                   Title: ________________________



                          A3-2

                                    EXHIBIT A-4

                              FORM OF SWING LINE NOTE

                             MERRILL COMMUNICATIONS LLC

                                  PROMISSORY NOTE

$10,000,000                                                   New York, New York
                                                               November 23, 1999

     FOR VALUE RECEIVED, MERRILL COMMUNICATIONS LLC, a Delaware limited liability company ("COMPANY"), promises to pay to U.S. BANK NATIONAL ASSOCIATION, ("PAYEE"), on the Stated Maturity Date the lesser of (x) TEN MILLION DOLLARS AND NO CENTS ($10,000,000) and (y) the unpaid principal amount of all advances made by Payee to Company as Swing Line Loans under the Credit Agreement referred to below.

     Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of November 23, 1999 by and among Company, Merrill Corporation, as guarantor, the financial institutions listed therein as Lenders, DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Wells Fargo Bank, N.A., as Documentation Agent for the Lenders, and U.S. Bank National Association, as Administrative Agent for the Lenders ("ADMINISTRATIVE AGENT") (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

     This Note is Company's "SWING LINE NOTE" and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were made and are to be repaid.

     All payments of principal and interest in respect of this Note shall be made in accordance with the terms of the Credit Agreement.

     This Note is subject to mandatory prepayment and to prepayment at the option of Company as provided in subsection 3.1.1 of the Credit Agreement.

     THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                                 A4-1

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

     This Note is subject to restrictions on transfer or assignment as provided in subsections 11.10 and 11.11 of the Credit Agreement.

     Company and any endorsers of this Note hereby waive diligence, presentment, protest, demand and notice of every kind.




                                  A4-2

     IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                   MERRILL COMMUNICATIONS LLC

                                   By: ___________________________
                                   Name:_________________________
                                   Title: _________________________





                           A4-3

                                    TRANSACTIONS
                                         ON
                                  SWING LINE NOTE



                                                   Outstanding
                   Amount of       Amount of        Principal
                   Loan Made    Principal Paid       Balance        Notation
       Date        This Date       This Date        This Date       Made By
       ----        ---------    --------------      ----------      --------




                               A4-4

                                    EXHIBIT B-1

                             FORM OF BORROWING REQUEST

     Pursuant to that certain Credit Agreement dated as of November 23, 1999, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Merrill Communications LLC, a Delaware limited liability company (the "COMPANY"), Merrill Corporation, a Minnesota corporation, as guarantor, the financial institutions listed therein as Lenders ("LENDERS"), DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Wells Fargo Bank, N.A., as Documentation Agent for the Lenders, and U.S. Bank National Association, as Administrative Agent for the Lenders ("ADMINISTRATIVE AGENT"), this represents a request by Company to borrow as follows:

     1.   DATE OF BORROWING:  ___________________, _________

     2.   AMOUNT OF BORROWING:     $___________________

     3.   TRANCHE OF LOANS:        / /  a.   Term-A Loans
                                   / /  b.   Term-B Loans
                                   / /  c.   Revolving Loans
                                   / /  d.   Swing Line Loan

     4.   INTEREST RATE OPTION:    / /  a.   Base Rate Loan(s)
                                   / /  b.   LIBOR Loans with an initial
                                             Interest Period of ____________
                                             month(s)

The proceeds of such Loans are to be deposited in the account of Company at Administrative Agent.

          Company certifies that on the date of the borrowing contemplated hereby:

          (i) The representations and warranties contained in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and



                              B1-1

          (ii) No Default has occurred and is continuing.


DATED: ____________________             MERRILL COMMUNICATIONS LLC


                                   By: __________________________
                                   Name:________________________
                                   Title: ________________________


                                    B1-2

                                    EXHIBIT B-2

                              FORM OF ISSUANCE REQUEST


     Pursuant to that certain Credit Agreement dated as of November 23, 1999, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Merrill Communications LLC, a Delaware limited liability company (the "COMPANY"), Merrill Corporation, a Minnesota corporation, as guarantor, the financial institutions listed therein as Lenders, DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Wells Fargo Bank, N.A., as Documentation Agent for the Lenders, and U.S. Bank National Association, as Administrative Agent for the Lenders ("ADMINISTRATIVE AGENT"), this represents a request by Company for the issuance of a Letter of Credit as follows:

     1.   ISSUER:             / /  a.   Administrative Agent
                              / /  b.   ______________________

     2.   DATE OF ISSUANCE OF LETTER OF CREDIT:   ________________, ________

     3.   FACE AMOUNT OF LETTER OF CREDIT:   $________________________

     4.   EXPIRATION DATE OF LETTER OF CREDIT:    ________________, ________

     5.   NAME AND ADDRESS OF BENEFICIARY:
                    ___________________________________________
                    ___________________________________________
                    ___________________________________________
                    ___________________________________________

     6.   ATTACHED HERETO IS:
          / /  a.   the verbatim text of such proposed Letter of Credit; or
          / /  b.   a description of the proposed terms and conditions of such
          Letter of Credit, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of such Letter of Credit, would require the Issuer to make payment under such Letter of Credit.

          Company certifies that on the date of the proposed issuance of the Letter of Credit contemplated hereby:

          (i) The representations and warranties contained in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects with the same effect as if then made (unless stated to relate only to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and

                                    B2-1

          (ii) No Default has occurred and is continuing.

DATED: ____________________        MERRILL COMMUNICATIONS LLC

                                   By: __________________________
                                   Name:________________________
                                   Title: ________________________



                                    B2-2

                                  EXHIBIT C

                   FORM OF CONTINUATION/CONVERSION NOTICE

     Pursuant to that certain Credit Agreement dated as of November 23, 1999, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Merrill Communications LLC, a Delaware limited liability company (the "COMPANY"), Merrill Corporation, a Minnesota corporation, as guarantor, the financial institutions listed therein as Lenders, DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Wells Fargo Bank, N.A., as Documentation Agent for the Lenders, and U.S. Bank National Association, as Administrative Agent for the Lenders, this represents a request by Company to convert or continue Loans as follows:

     1.   DATE OF CONVERSION/CONTINUATION:   __________________, _______

     2.   AMOUNT OF LOANS BEING CONVERTED/CONTINUED:  $___________________

     3.   TRANCHE OF LOANS BEING   / /  a.   Term-A Loans
          CONVERTED/CONTINUED:     / /  b.   Term-B Loans
                                   / /  c.   Revolving Loans
                                   / /  d.   Swing Line Loans

     4.   NATURE OF CONVERSION/CONTINUATION:
               / /  a.   Conversion of Base Rate Loans to LIBOR Loans
               / /  b.   Conversion of LIBOR Loans to Base Rate Loans
               / /  c.   Continuation of LIBOR Loans as such

     5. If Loans are being continued as or converted to LIBOR Loans, the duration of the new Interest Period that commences on the conversion/
     continuation date:   _______________ month(s)

     In the case of a conversion to or continuation of LIBOR Loans, Company certifies that on the date of the conversion or continuation contemplated hereby no Default has occurred and is continuing under the Credit Agreement.

DATED: _____________________            MERRILL COMMUNICATIONS LLC

                                   By: __________________________
                                   Name:________________________
                                   Title: ________________________

                                     EXHIBIT D

                          FORM OF CLOSING DATE CERTIFICATE

                              MERRILL COMMUNICATIONS LLC

     This certificate is delivered pursuant to Section 5.1.4 of the Credit Agreement, dated as of November 23, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement), among Merrill Communications LLC, a Delaware limited liability company (the "COMPANY"), Merrill Corporation, a Minnesota corporation, as guarantor ("HOLDCO"), the various financial institutions as are or may from time to time become parties thereto (the "LENDERS"), DLJ Capital Funding, Inc., as Syndication Agent, Wells Fargo Bank, N.A., as Documentation Agent, and U.S. Bank National Association, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The undersigned hereby certifies, represents and warrants that, as of the date of the initial Credit Extensions under the Credit Agreement:

     1. TRANSACTION DOCUMENTS. The Agents have received (with copies for each Lender that shall have expressly requested copies thereof) copies of fully executed versions of the Transaction Documents, certified to be true and complete copies thereof by an Authorized Officer of the Company, attached hereto as ANNEX I. The Merger Agreement is in full force and effect and has not been modified or waived in any material respect, nor has there been any forbearance to exercise any material rights with respect to any of the terms or provisions relating to the conditions to the consummation of the Merger set forth in the Merger Agreement.

     2. CONSUMMATION OF MERGER. All actions necessary to consummate the Merger (including the filing of the Certificate of Merger with the Secretary of State of the State of Minnesota) have been taken in accordance with
Section 302A.673 of the Business Corporation Act of the State of Minnesota.

     3. CONSUMMATION OF CAPITAL TRANSACTIONS, ETC. (i) The members of Company's management have retained not less than $21,500,000 of their existing Capital Stock in Holdco, valued at the Merger consideration value per share, and after giving effect to the Common Equity Contribution, the Preferred Equity Contribution, the Senior Subordinated Notes or the Senior Subordinated Bridge Notes, the loans made on the Closing Date and the Intercompany Loan, Holdco has sufficient cash on hand in the amount required to consummate the Transaction on the Closing Date, (ii) Merger Sub has received (A) not less than $70,600,000 in gross cash proceeds or Holdco common stock purchased for cash by the DLJMB Entities from the DLJMB Entities' portion of the Common Equity Contribution, and (B) not less than $40,000,000 in gross cash proceeds from the Preferred Equity Contribution,
(iii) immediately after the consummation of the Merger, Holdco shall have made the Asset Contribution and has entered into the Administrative Services Agreement with the Company, (iv) the Intercompany Loan and/or Closing Date Dividend has been made and (v) the Company has received not less than $136,000,000 in gross cash proceeds from the issuance of the Senior Subordinated Notes and warrants to purchase common stock of Holdco or the Senior Subordinated Bridge Notes.

     4. LITIGATION. There exists no pending or threatened material litigation, proceeding or investigation which (x) could reasonably be expected to have a Material Adverse Effect or (y) could reasonably be expected to materially, adversely affect the consummation of the Transaction.

     5. MATERIAL ADVERSE CHANGE. Except as disclosed in SCHEDULE 3.10 to the Merger Agreement, no facts, events or circumstances constituting or having a Material Adverse Effect have occurred since January 31, 1999.

     6. CERTAIN APPROVALS. All material governmental, shareholder and third party consents (including Hart-Scott-Rodino clearance) and approvals necessary in connection with the Transaction, the related financings, the continuing operation of Holdco and the Restricted Subsidiaries' businesses and other transactions contemplated by the Credit Agreement have been obtained, and all applicable waiting periods have expired without any action being taken by any competent authority that could reasonably be expected to restrain, prevent or impose any materially adverse conditions on the Transaction, and no law or regulation is applicable which could reasonably be expected to have any such effect.

     7. WARRANTIES, NO DEFAULT, ETC. Immediately after giving effect to the initial Credit Extensions and the consummation of the Transaction:

          (a) the representations and warranties set forth in Article VI of the Credit Agreement and in each of the other Loan Documents are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date);

          (b) in the case of Revolving Loans, Swing Line Loans or Letters of Credit (x) the sum of (A) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (B) the Letter of Credit Outstandings does not exceed the Revolving Loan Commitment Amount, (y) the aggregate outstanding principal amount of all Swing Line Loans does not exceed the Swing Line Loan Commitment Amount, and (z) the Letter of Credit Outstandings do not exceed the Letter of Credit Commitment Amount; and

          (c) no Default has occurred and is continuing.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certification, representations and warranties contained herein to be made, by its Authorized Officer this 23rd day of November, 1999.


                                    MERRILL COMMUNICATIONS LLC

                                    By: ________________________
                                    Name:______________________
                                    Title:_______________________

                                 ANNEX I

                           TRANSACTION DOCUMENTS

                                 EXHIBIT E
                       FORM OF COMPLIANCE CERTIFICATE

                         MERRILL COMMUNICATIONS LLC

     This Compliance Certificate is delivered pursuant to clause (c) of
Section 7.1.1 of the Credit Agreement, dated as of November 23, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Merrill COMMUNICATIONS LLC, a Delaware limited liability company (the "COMPANY"), Merrill Corporation, a Minnesota corporation, as guarantor ("HOLDCO"), the various financial institutions as are, or may from time to time become, parties thereto, as Lenders, DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Wells Fargo Bank, N.A., as Documentation Agent for the Lenders, and U.S. Bank National Association, as Administrative Agent for the Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein or in any of the attachments hereto have the meanings provided in the Credit Agreement.

     The Company hereby certifies, represents and warrants in respect of the period (the "COMPUTATION PERIOD") commencing on ______________ and ending on ______________ (such latter date being the "COMPUTATION DATE"):

          (a) As of the Computation Date, [no Default had occurred and was continuing] [the following Default had occurred and is continuing and Holdco and the Company have taken or propose to take the following action with respect thereto:].

          (b) EBITDA for the Computation Period (including Carryover EBITDA (as reflected in Item 10 of Attachment 1 hereto) was $__________, as computed on ATTACHMENT 1 hereto. The minimum EBITDA required pursuant to clause (a) of Section 7.2.4 of the Credit Agreement for the Computation Period was $_________.

          (c) The Leverage Ratio as of the Computation Date was ______________, as computed on ATTACHMENT 2 hereto. The maximum Leverage Ratio permitted pursuant to clause (b) of Section 7.2.4 of the Credit Agreement on the Computation Date was ___________.

          (d) The Interest Coverage Ratio for the Computation Period was ___________, as computed on ATTACHMENT 3 hereto. The minimum Interest Coverage Ratio permitted pursuant to clause (c) of Section 7.2.4 of the Credit Agreement for the Computation Period was _________.

          (e) The Fixed Charge Coverage Ratio for the Computation Period was ____________, as computed on ATTACHMENT 4 hereto. The minimum Fixed Charge Coverage Ratio permitted pursuant to clause (d) of Section 7.2.4 of the Credit Agreement for the Computation Period was ________________________.

     The Equipment and Inventory (as such terms are defined in the Security Agreement) of the Obligors, other than Equipment and Inventory located at document service centers maintained by Holdco or any of its Restricted Subsidiaries at sites owned or leased by clients of Holdco or such Restricted Subsidiaries, as the case may be, are located as indicated on ITEM A of ATTACHMENT 5 hereto or as set forth on the relevant Schedule to the Security Agreement or in a previous Compliance Certificate.

     Neither Holdco nor any Restricted Subsidiary has changed its legal name, used any trade name (except as listed in the Security Agreement ) or been the subject of any merger or other corporate reorganization except (i) as indicated on ITEM B of ATTACHMENT 5 hereto, (ii) as set forth on the relevant Schedule to the Security Agreement or (iii) as set forth in a previous Compliance Certificate.

IN WITNESS WHEREOF, the Company has caused this Compliance Certificate to be executed and delivered, and the certification and warranties contained herein to be made, by its [president] [chief executive officer] [treasurer] [assistant treasurer] [controller] [chief financial officer] on
________________.

                              MERRILL COMMUNICATIONS LLC

                              By:________________________
                              Name:______________________
                              Title:_____________________

                                     Attachment 1
                                                         (to __/__/__ Compliance
                                                                    Certificate)

                                       EBITDA
                  for the Computation Period ended on ____________
                              (the "Computation Date")

          *EBITDA: the sum (without duplication) of:

          1.   Net Income (the net income of Holdco
               and its Restricted Subsidiaries for the
               Computation Period on a consolidated
               basis) . . . . . . . . . . . . . . . . . $________________


          2.   the amount deducted in determining Net
               Income representing (i) net periodic
               post-retirement benefits paid in cash
               and (ii) non-cash charges or expenses,
               including depreciation and amortization
               (excluding any non-cash charges
               representing an accrual of or reserve
               for cash charges to be paid within the
               next twelve months and any non-cash
               charges representing reversals of items
               increasing Net Income in any prior
               period). . . . . . . . . . . . . . . . . $________________


          3.   the amount deducted in determining Net
               Income representing income taxes
               (whether paid or deferred) . . . . . . . $________________


          4.   the amount deducted in determining Net
               Income representing (i) Interest
               Expense (the aggregate consolidated
               interest expense of Holdco and its
               Restricted Subsidiaries for the
               Computation Period, as determined in
               accordance with GAAP, including the
               portion of any payments made in respect
               of Capitalized Lease Liabilities
               allocable to interest expense, but
               excluding (to the extent included in
               interest expense) up-front fees and
               expenses and the amortization of all
               deferred financing costs), (ii) the
               payment of management bonuses and the
               purchase of stock options on or prior
               to April 30, 2000 in connection with
               the Transaction and (iii) other fees,
               expenses and financing costs incurred
               in connection with the Transaction . . . $_________________

_____________________
* Computed for the period consisting of the Fiscal Quarter ending on the Computation Date and each of the three immediately preceding Fiscal Quarters; PROVIDED that if, during any such period, Holdco or any of its Restricted Subsidiaries shall have made one or more acquisitions or dispositions, EBITDA for such period shall, in accordance with Section 1.4(b) of the Credit Agreement, be calculated on a pro forma basis as if each such acquisition or disposition had been made, and all Indebtedness incurred to finance each such acquisition or repaid upon the consummation of such disposition had been incurred or repaid, as the case may be, on the first day of such period.

          5.   the amount deducted in determining Net
               Income representing any net loss
               realized in connection with any sale,
               lease, conveyance or other disposition
               of any asset (other than in the
               ordinary course of business or from
               Holdco or any of its Restricted
               Subsidiaries to Holdco or any of its
               Restricted Subsidiaries) or any
               extraordinary or non-recurring loss. . . $_________________


          6.   MINUS the amount included in
               determining Net Income representing any
               net gain realized in connection with
               any sale, lease, conveyance or other
               disposition of any asset (other than in
               the ordinary course of business or from
               Holdco or any of its Restricted
               Subsidiaries to Holdco or any of its
               Restricted Subsidiaries) or any
               extraordinary gain . . . . . . . . . . . $_________________


          7.   EBITDA for the four consecutive Fiscal
               Quarters ended on the Computation Date:
               The sum of ITEMS 1 through 5,
               subtracting Item 6 . . . . . . . . . . . $_________________



          8.   EBITDA for the four consecutive Fiscal
               Quarters ended on ___________ __, ____
               (the "Prior Compliance Period"). . . . . $_________________


          9.   EBITDA required under Section 7.2.4(a)
               of the Credit Agreement for the Prior
               Compliance Period. . . . . . . . . . . . $_________________


          10.  Carryover EBITDA:  50% of the excess of
               item 8 over Item 9 . . . . . . . . . . . $_________________


          11.  EBITDA (including Carryover EBITDA)
               (The sum of Item 7 and Item 10). . . . $_________________

                                                                    Attachment 2
                                                         (to __/__/__ Compliance
                                                                    Certificate)

                                   LEVERAGE RATIO
                                  on ____________
                              (the "Computation Date")

LEVERAGE RATIO:

          1.   total Debt (less cash and Cash
               Equivalent Investments) of Holdco and
               its Restricted Subsidiaries on a
               consolidated basis outstanding on the
               Computation Date . . . . . . . . . . . . $_________________


          2.   EBITDA for the period of four
               consecutive Fiscal Quarters ended on
               the Computation Date (see ITEM 7 of
               ATTACHMENT 1). . . . . . . . . . . . . . $_________________


          3.   LEVERAGE RATIO:  ratio of ITEM 1 to
               ITEM 2                                             :1
                                                             _____________



_________________________
* At the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters; PROVIDED, HOWEVER, that if, during any such period, Holdco or any of its Restricted Subsidiaries shall have made one or more acquisitions or dispositions, the Leverage Ratio for such period shall, in accordance with
Section 1.4(b) of the Credit Agreement, be calculated on a pro forma basis as if each such acquisition or disposition had been made, and all Indebtedness incurred to finance each such acquisition or repaid upon the consummation of such disposition had been incurred or repaid, as the case may be, on the first day of such period.

                                                                    Attachment 3
                                                         (to __/__/__ Compliance
                                                                    Certificate)


                              INTEREST COVERAGE RATIO
                  for the Computation Period ended on ____________
                              (the "Computation Date")


INTEREST COVERAGE RATIO:

          1.   EBITDA for the Computation Period (see
               ITEM 7 of ATTACHMENT 1). . . . . . . . . $_________________


          2.   the cash portion of Interest Expense
               (net of interest income) for the
               Computation Period . . . . . . . . . . . $_________________


          3.   INTEREST COVERAGE RATIO:  ratio of ITEM
               1 to ITEM 2. . . . . . . . . . . . . . .            :1
                                                               __________

--------------------
* At the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters; PROVIDED, HOWEVER, that (i) for the first three Fiscal Quarters ending after the Closing Date, the Interest Expense included in ITEM 2 shall be determined on an Annualized basis and (ii) if, during any such period, Holdco or any of its Restricted Subsidiaries shall have made one or more acquisitions or dispositions, the Interest Coverage Ratio for such period shall, in accordance with Section 1.4(b) of the Credit Agreement, be calculated on a pro forma basis, as if each such acquisition or disposition had been made, and all Indebtedness incurred to finance each such acquisition or repaid upon the consummation of such disposition had been incurred or repaid, as the case may be, on the first day of such period.

                                                                    Attachment 4
                                                         (to __/__/__ Compliance
                                                                    Certificate)


                            *FIXED CHARGE COVERAGE RATIO
                  for the Computation Period ended on ____________
                              (the "Computation Date")

          FIXED CHARGE COVERAGE RATIO:

          1.   EBITDA for the Computation Period (see
               ITEM 7 of ATTACHMENT 1). . . . . . . . . $_________________


          2.   Capital Expenditures actually made
               during the Computation Period pursuant
               to clause (a) of Section 7.2.7 of the
               Credit Agreement (excluding Capital
               Expenditures constituting Capitalized
               Lease Liabilities and by way of the
               incurrence of Indebtedness permitted
               pursuant to Section 7.2.2(c) of the
               Credit Agreement to a vendor of any
               assets permitted to be acquired
               pursuant to Section 7.2.7 of the Credit
               Agreement to finance the acquisition of
               such assets) . . . . . . . . . . . . . . $_________________


          3.   the cash portion of Interest Expense
               (net of interest income) for the
               Computation Period . . . . . . . . . . . $_________________


          4.   all scheduled payments of principal of
               the Term Loans and other funded Debt
               (including the principal portion of any
               Capital Lease Liabilities) of Holdco
               and its Restricted Subsidiaries for the
               Computation Period . . . . . . . . . . . $_________________


          5.   cash income taxes actually paid or
               payable by Holdco and its Restricted
               Subsidiaries for the Computation Period. $_________________


          6.   the sum (without duplication) of ITEMS
               2 through 5. . . . . . . . . . . . . . . $_________________


          7.   Fixed Charge Coverage Ratio:  ratio of             :1
               ITEM 1 to ITEM 6 . . . . . . . . . . . .         _______


-----------------------
* At the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters; PROVIDED, HOWEVER, that (i) for the first three Fiscal Quarters ending after the Closing Date, the Interest Expense (net of interest income) and scheduled payments of principal of Term Loans and other funded Debt shall be determined on an Annualized basis and (ii) if, during any such period, Holdco or any of its Restricted Subsidiaries shall have made one or more dispositions or, with the exception of the calculation of Capital Expenditures, acquisitions, the Fixed Charge Coverage Ratio for such period shall, in accordance with Section 1.4(b) of the Credit Agreement, be calculated on a pro forma basis as if each such disposition or acquisition had been made, and all Indebtedness incurred to finance each such acquisition or repaid upon the consummation of such disposition had been incurred or repaid, as the case may be, on the first day of such period.

                                                                    Attachment 5
                                                         (to __/__/__ Compliance
                                                                    Certificate)

Item A.  CHANGE OF LOCATION OF EQUIPMENT AND INVENTORY


                      Description                              New Location
                      -----------                              ------------
1.


2.


3.

Item B.  MERGER OR OTHER CORPORATE REORGANIZATION

         Name of Holdco or Restricted Subsidiary                Description
         ---------------------------------------                -----------
1.


2.


3.

CHANGE OF TRADE OR LEGAL NAMES

                                                            New Trade Name or
         Name of Holdco or Restricted Subsidiary             New Legal Name
         ---------------------------------------             --------------

1.


2.


3.


                                     EXHIBIT F

                             FORM OF SECURITY AGREEMENT

     This SECURITY AGREEMENT (this "AGREEMENT") is dated as of November 23, 1999 and entered into by and among MERRILL COMMUNICATIONS LLC, a Delaware limited liability company (the "COMPANY"), Merrill Corporation, a Minnesota corporation ("HOLDCO"), each of THE UNDERSIGNED DIRECT AND INDIRECT RESTRICTED SUBSIDIARIES of Company (each of such undersigned Restricted Subsidiaries being a "SUBSIDIARY GRANTOR" and collectively "SUBSIDIARY GRANTORS", and each of Company, Holdco and each Subsidiary Grantor being a "GRANTOR" and collectively "GRANTORS"; including any Additional Grantors (as hereinafter defined)) and U. S. BANK NATIONAL ASSOCIATION, as Administrative Agent for and representative of (in such capacity herein called "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).

                                PRELIMINARY STATEMENTS

          A. Pursuant to that certain Credit Agreement dated as of November 23, 1999, as amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, Holdco as guarantor, the financial institutions listed therein as Lenders, DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Wells Fargo Bank, N.A., as Documentation Agent for the Lenders, and U.
S. Bank National Association, as Administrative Agent for the Lenders (in such capacity, "ADMINISTRATIVE AGENT"), Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company and Holdco has guaranteed the obligations of Company under the Credit Agreement.

          B. Company may from time to time enter, or may from time to time have entered, into one or more Rate Protection Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one or more Lenders or their affiliates (in such capacity, collectively, "INTEREST RATE EXCHANGERS") as permitted under the terms of the Credit Agreement, and it is desired that the obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof (all such obligations being the "INTEREST RATE OBLIGATIONS"), together with all obligations of Company under the Credit Agreement and the other Loan Documents, be secured hereunder.

          C. Subsidiary Grantors have executed and delivered that certain Subsidiary Guaranty dated as of the date hereof, (said Subsidiary Guaranty, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "SUBSIDIARY GUARANTY") in favor of Secured Party for the benefit of Lenders and any Interest Rate Exchangers, pursuant to which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and all obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof.

          D. It is a condition precedent to the extensions of credit by Lenders under the Credit Agreement that the Grantors shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Secured Party as follows:

SECTION 1.  GRANT OF SECURITY.

          Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

          (a) all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "EQUIPMENT");

          (b) all inventory in all of its forms (including, but not limited to, (i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished,
          (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (iii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by such Grantor) and all accessions thereto and products thereof (all such inventory, accessions and products being the "INVENTORY") and all negotiable and non-negotiable documents of title (including without limitation warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "NEGOTIABLE DOCUMENT OF TITLE");

          (c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind owned by or owing to such Grantor and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles or other obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "ACCOUNTS", and any and all such security agreements, leases and other contracts being the "RELATED CONTRACTS");

          (d) all cash, money, currency and deposit accounts, including without limitation demand, time, savings, passbooks or similar accounts maintained with Lenders or other banks, savings and loan associations or other financial institutions (but excluding deposit accounts maintained in trust by such Grantor or otherwise segregated from other funds of such Grantor for the benefit of customers of such Grantor and containing only funds owing to such customers);

          (e)  the "INTELLECTUAL PROPERTY COLLATERAL", which term means:

               (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in SCHEDULE 1(a), as the same may be amended pursuant hereto from time to time) (collectively, the "TRADEMARKS"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof (including, without limitation, the registrations and applications specifically identified in SCHEDULE 1(a), as the same may be amended pursuant hereto from time to time) (the "TRADEMARK REGISTRATIONS"), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof (the "TRADEMARK RIGHTS"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "ASSOCIATED GOODWILL"):

               (ii) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in
               SCHEDULE 1(b), as the same may be amended pursuant hereto from time to time), all rights (but not obligations) corresponding thereto (including, without limitation, the right (but not the obligation), exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of such Grantor or in the name of Secured Party or Lenders), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "PATENTS"); it being understood that the rights and interests included in the

               Intellectual Property Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to patent applications and patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

               (iii) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings, and formulas owned by Grantor (including, without limitation, the works listed on SCHEDULE 1(c), as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHTS"), all copyright registrations issued to such Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon by Grantor in the United States and any state thereof (including, without limitation, the registrations listed on SCHEDULE 1(c), as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHT REGISTRATIONS"), all common law and other rights in and to the Copyrights in the United States and any state thereof including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "COPYRIGHT RIGHTS"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights and works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, in the United States, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue for past, present and future infringements of the Copyrights and Copyright Rights;

          (f) all information used or useful or arising from the business including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information;

          (g) the agreements listed in Schedule 1(h), as each such agreement may be amended, restated, supplemented or otherwise modified from time to time (said agreements, as so amended, restated, supplemented or otherwise modified, being referred to herein individually as an "ASSIGNED AGREEMENT" and collectively as the "ASSIGNED AGREEMENTS"), including, without limitation, (i) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of such Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (iv) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

          (h)  to the extent not included in any other paragraph of this
          SECTION 1, all other general intangibles (including without limitation tax refunds, rights to payment or performance, CHOSES IN ACTION and judgments taken on any rights or claims included in the Collateral);

          (i) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

          (j) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

          (k) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

     Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, (i) any of such Grantor's rights or interests in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-318(4) of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute (the "BANKRUPTCY CODE") or principles of equity); PROVIDED, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect,

(ii) any of such Grantor's motor vehicles, the ownership of which is represented by a certificate of title or (iii) real property leaseholds, unless Grantor has executed a leasehold mortgage pursuant to the Credit Agreement.

SECTION 2.  SECURITY FOR OBLIGATIONS.

          This Agreement secures, and the Collateral assigned by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all Secured Obligations with respect to such Grantor. "SECURED OBLIGATIONS" means:

          (a) with respect to Company, all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and any Lender Interest Rate Agreement,

          (b) with respect to Holdco, all obligations and liabilities of every nature now or hereafter existing under or arising out of or in connection with Article X of the Credit Agreement, and

          (c) with respect to each Subsidiary Grantor and Additional Grantor, all obligations and liabilities of every nature of such Grantor or Additional Guarantor now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty;

in each case together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to any Grantor, would accrue on such obligations, whether or not a claim is allowed against such Grantor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Grantors now or hereafter existing under this Agreement.

SECTION 3.  GRANTORS REMAIN LIABLE.

          Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4.  REPRESENTATIONS AND WARRANTIES.

     Each Grantor represents and warrants as follows:

          (a) OWNERSHIP OF COLLATERAL. Except as expressly permitted by the Credit Agreement and for the security interest created by this Agreement, such Grantor owns the Collateral owned by such Grantor free and clear of any Lien. Except as expressly permitted by the Credit Agreement and such as may have been filed in favor of Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

          (b) LOCATIONS OF EQUIPMENT AND INVENTORY. All of the Equipment and Inventory is, as of the date hereof located at the places specified in
          SCHEDULE 4(b) annexed hereto, except for (i) Inventory which, in the ordinary course of business, is in transit either (A) from a supplier to such Grantor, (B) between the locations specified in Schedule 4(b),
          (C) to customers of a Grantor or (D) to or from a Customer Service Center (as defined below) and (ii) Inventory and Equipment located at service centers on the premises of customers ("CUSTOMER SERVICE CENTERS").

          (c) NEGOTIABLE DOCUMENTS OF TITLE. No Negotiable Documents of Title (other than Negotiable Documents of Title that have been delivered to Secured Party) are outstanding with respect to any of the Inventory with an aggregate fair market value in excess of $500,000.

          (d) OFFICE LOCATIONS. The chief place of business and the chief executive office, except as set forth on SCHEDULE 4(d) annexed hereto, have been for the four month period preceding the date hereof, located at the locations set forth on SCHEDULE 4(d) annexed hereto.

          (e) NAMES. No Grantor has, at any time during the five year period ending on the date hereof, done business under any name (including any trade-name or fictitious business name) except the names listed in
          SCHEDULE 4(e) annexed hereto. From and after the date hereof, no Grantor has changed its name except in compliance with SECTION 6(b).

          (f) DELIVERY OF CERTAIN COLLATERAL. All notes and other instruments (excluding checks) comprising any and all items of Collateral, to the extent that the aggregate principal amount of such notes and other instruments exceed $500,000, have been delivered to Secured Party duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

          (g)  INTELLECTUAL PROPERTY COLLATERAL.

          (i) a true and complete list of all Trademark Registrations and Trademark applications owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in SCHEDULE 1(a) (as supplemented in any Compliance Certificate in accordance with Section 5(b));

          (ii) a true and complete list of all Patents owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in SCHEDULE 1(b) (as supplemented in any Compliance Certificate in accordance with Section 5(b));

          (iii) a true and complete list of all Copyright Registrations and applications for Copyright Registrations held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, is set forth in SCHEDULE 1(c) (as supplemented in any Compliance Certificate in accordance with Section 5(b));

          (iv) after reasonable inquiry, such Grantor is not aware that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable; and

          (v) no effective security interest or other Lien covering all or any part of the Intellectual Property Collateral (other than Liens permitted under subsection 7.2.3 of the Credit Agreement) is on file in the United States Patent and Trademark Office or the United States Copyright Office.

          (h) PERFECTION. The security interests in the Collateral granted to Secured Party for the ratable benefit of the Lenders and Interest Rate Exchangers hereunder constitute valid security interests in the Collateral (subject to Section 9-306 of the UCC), securing the payment of the Secured Obligations. Upon the filing of UCC financing statements naming each Grantor as "DEBTOR", naming Secured Party as "SECURED PARTY", providing an address for each Grantor and the Secured Party, describing the Collateral and duly executed by each Grantor, in the filing offices set forth on SCHEDULE 4(h) annexed hereto, and in the case of the Intellectual Property Collateral, in addition to the filing of a Grant of Trademark Security Interest, substantially in the form of EXHIBIT I, and a Grant of Patent Security Interest, substantially in the form of EXHIBIT II, with the United States Patent and Trademark Office and the filing of a Grant of Copyright Security Interest, substantially in the form of EXHIBIT III, with the United States Copyright Office, the security interests in the Collateral granted to Secured Party for the ratable benefit of the Lenders and Interest Rate Exchangers (other than any security interests in Inventory and Equipment located at Customer Service Centers) will, to the extent a security interest in the Collateral may be perfected by filing UCC financing statements and, in the case of the Intellectual Property Collateral, in addition to the filing of such UCC Financing Statements, by the filing of a Grant of Trademark Security Interest and Grant of Patent Security Interest with the United States Patent and Trademark Office and a Grant of

          Copyright Security Interest with the United States Copyright Office, constitute perfected security interests therein prior to all other Liens (other than Liens permitted under subsection 7.2.3 of the Credit Agreement), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

SECTION 5.  FURTHER ASSURANCES.

          (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby (other than its security interest in Inventory and Equipment located at Customer Service Centers) or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) at the request of Secured Party, mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance reasonably satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the request of Secured Party, deliver and pledge to Secured Party hereunder all promissory notes and other instruments (excluding checks) and all original counterparts of chattel paper constituting Collateral, to the extent that the aggregate principal amount of such notes, other instruments and chattel paper exceeds $500,000, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) use commercially reasonable efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Secured Party with respect to any Collateral, (iv) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (v) at Secured Party's request, appear in and defend any action or proceeding that may affect such Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

          (b) Without limiting the generality of the foregoing clause (a), if any Grantor shall hereafter obtain rights to any new Intellectual Property Collateral or becomes entitled to the benefit of (i) any patent application or patent or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement of any Patent; or (ii) any Copyright Registration, application for Registration or renewals or extension of any Copyright, then in any such case, the provisions of this Agreement shall automatically apply thereto; provided that additional filings with the United States Patent and Trademark Office and the United States Copyright Office with respect to such Intellectual Property Collateral shall only be required as set forth in this subsection (b) and the representation and warranty set forth in Section 4(h) shall apply to such Intellectual Property Collateral only after such filings are required to be made. Each Grantor shall, upon delivery of each Compliance Certificate pursuant to clause (c) of subsection 7.1.1 of the Credit Agreement, notify Secured Party in writing of any of the foregoing rights acquired by such Grantor after the date hereof or since the date of delivery of the then most recent notification under this SECTION 5(b), whichever is later, and of (i) any

Trademark Registrations issued or application for a Trademark Registration or application for a Patent made, and (ii) any Copyright Registrations issued or applications for Copyright Registration made, in any such case, after the date hereof. Promptly after each such notification each Grantor shall execute and deliver to Secured Party and record in the United States Patent and Trademark Office or the United States Copyright Office, as appropriate, a Security Agreement Supplement, substantially in the form of EXHIBIT IV, pursuant to which such Grantor shall grant to Secured Party a security interest to the extent of its interest in such Intellectual Property Collateral; PROVIDED, if, in the reasonable judgment of such Grantor, after due inquiry, granting such interest would result in the grant of a Trademark Registration or Copyright Registration in the name of Secured Party, such Grantor shall give written notice to Secured Party as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than promptly after the grant of the applicable Trademark Registration or Copyright Registration, as the case may be; and PROVIDED FURTHER that no Grantor shall be required to grant to Secured Party a security interest in any of such Intellectual Property Collateral (or any proceeds, products, rents or profits thereof) to the extent, but only to the extent, that such a grant would, under the terms of the relevant license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-318(4) of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); PROVIDED that immediately upon the ineffectiveness, lapse or termination of any such provision, Grantor shall be deemed to have immediately granted to Secured Party a security interest in the relevant Intellectual Property Collateral.

          (c) Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

          (d) Each Grantor hereby authorizes Secured Party to modify this Agreement without obtaining such Grantor's approval of or signature to such modification by amending SCHEDULES 1(a), 1(b), and 1(c), as applicable, or to delete any reference to any right, title or interest in any Intellectual Property Collateral in which any Grantor no longer has or claims any right, title or interest.

SECTION 6.  CERTAIN COVENANTS OF GRANTORS.

     Each Grantor shall:

          (a) not use any Collateral or cause or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral, unless such noncompliance could not reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect;

          (b) notify Secured Party of any change in such Grantor's name, identity or corporate structure within 30 days of such change;

          (c) give Secured Party 30 days' prior written notice of any change in such Grantor's chief place of business or chief executive office;

          (d) if Secured Party gives value to enable such Grantor to acquire rights in or the use of any collateral, use such value for such purposes; and

          (e) except as permitted by the Credit Agreement, pay promptly when due all material property and other taxes, assessments and governmental charges or levies imposed upon, and all material claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of the Collateral against, the Collateral before any penalty accrues thereon, except to the extent the validity thereof is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

SECTION 7.  SPECIAL COVENANTS WITH RESPECT TO EQUIPMENT AND INVENTORY.

     Each Grantor shall:

          (a) keep the Equipment and Inventory owned by such Grantor (other than (i) Equipment and Inventory located at Customer Service Centers and (ii) Inventory which, in the ordinary course of business, is in transit (A) from a supplier to such Grantor, (B) between locations specified on Schedule 4(b), (C) to customers of a Grantor or (D) to or from a Customer Service Center) at the places therefor specified on
          SCHEDULE 4(b) annexed hereto or, upon 30 days' prior written notice to Secured Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken;

          (b) cause the Equipment owned by such Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with such Grantor's past practices, and shall forthwith make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect. Each Grantor shall promptly furnish to Secured Party a statement respecting any material loss or damage to any of the Equipment owned by such Grantor;

          (c) if any Inventory is in possession or control of any of such Grantor's agents or processors, upon the occurrence of an Event of Default (as defined in the

          Credit Agreement), instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party; and

          (d) promptly upon the issuance and delivery to such Grantor of any Negotiable Document of Title, to the extent that the fair market value of all Inventory in respect of which Documents of Title are held by the Grantors exceeds $500,000, deliver such Negotiable Document of Title to Secured Party.

SECTION 8.  INSURANCE.

          (a) Each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement.

          (b) Upon the occurrence and during the continuation of any Event of Default, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by Secured Party as specified in SECTION 19.

SECTION 9.  SPECIAL COVENANTS WITH RESPECT TO ACCOUNTS AND RELATED CONTRACTS.

          (a) Each Grantor shall keep its chief place of business and chief executive office at the locations therefor specified in SECTION 4(d) or, upon 30 days' prior written notice to Secured Party, at such other location in a jurisdiction where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby (other than security interests in Inventory and Equipment located at Customer Service Centers), or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Promptly upon the request of Secured Party, each Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

          (b) Each Grantor shall maintain (i) complete records of each Account of such Grantor, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto, in each case in accordance with its business practices.

          (c) Except as otherwise provided in this SUBSECTION (c), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. In connection with such collections, each Grantor may take such action as such Grantor may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; PROVIDED, HOWEVER, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantors, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the PROVISO to the preceding sentence and during the continuation of an Event of Default, (i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by SECTION 19, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, except in the ordinary course of business in accordance with past practice or with the consent of Secured Party.

SECTION 10.  DEPOSIT ACCOUNTS.

          Upon the occurrence and during the continuation of an Event of Default, Secured Party may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any deposit accounts maintained with Secured Party constituting part of the Collateral.

SECTION 11. SPECIAL PROVISIONS WITH RESPECT TO THE INTELLECTUAL PROPERTY COLLATERAL.

     (a)  Each Grantor shall:

          (i) diligently keep reasonable records respecting the Intellectual Property Collateral and at all times keep at least one complete set of its records concerning such Collateral at its chief executive office or principal place of business;

          (ii) hereafter use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that impairs or prevents the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definitions of any Intellectual Property Collateral acquired under such contracts;

          (iii) take any and all commercially reasonable steps to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property Collateral, including, without limitation, where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

          (iv) use proper statutory notice in connection with its use of any of the Intellectual Property Collateral;

          (v) use a commercially appropriate standard of quality (which may be consistent with such Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks; and

          (vi) furnish to Secured Party from time to time at Secured Party's reasonable request statements and schedules further identifying and describing any Intellectual Property Collateral and such other reports in connection with such Collateral, all in reasonable detail.

     (b) Except as otherwise provided in this SECTION 11, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof. In connection with such collections, each Grantor may take such action as such Grantor may deem reasonably necessary or advisable to enforce collection of such amounts; PROVIDED, Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from Secured Party referred to in the PROVISO to the preceding sentence and during the continuation of any Event of Default, (i) all amounts and proceeds (including checks and other instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by
     SECTION 19, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon, except in the ordinary course of business in accordance with past practice or with the consent of Secured Party.

     (c) Each Grantor shall have the duty diligently, through counsel reasonably acceptable to Secured Party, to prosecute, file and/or make, unless such Grantor has a valid business purpose to do otherwise or to do otherwise could not reasonably be expected to have a Material Adverse Effect, (i) any application relating to any of the Intellectual Property Collateral owned, held or used by such Grantor and identified on SCHEDULES 1(a), 1(b) or 1(c), as applicable, that is pending as of the date of this Agreement, (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration), (iii) application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral, and
     (iv) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Intellectual Property Collateral. Any expenses incurred in connection therewith shall be borne solely by Grantors. Subject to the foregoing, each Grantor shall give Secured Party prior written notice of any abandonment of any material Intellectual Property Collateral or any material pending patent application or any material Patent.

     (d) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. Secured Party shall provide, at such Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party. Each Grantor shall provide to Secured Party any information with respect thereto reasonably requested by Secured Party.

     (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default and upon written notice from Secured Party, shall grant, sell, convey, transfer, assign and set over to Secured Party, for its benefit and the ratable benefit of Lenders and Interest Rate Exchangers, all of such Grantor's right, title and interest in and to the Intellectual Property Collateral to the extent necessary to enable Secured Party to use, possess and realize on the Intellectual Property Collateral and to enable any successor or assignee to enjoy the benefits of the Intellectual Property Collateral; provided that additional filings with the United States Patent and Trademark Office and the United States Copyright Office with respect to such Intellectual Property Collateral shall only be required as set forth in subsection 5(b) and the representation and warranty set forth in Section 4(h) shall apply to such Intellectual Property only after such filings are required to be made. This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor.

SECTION 12. SPECIAL PROVISIONS WITH RESPECT TO THE ASSIGNED AGREEMENTS. Each Grantor shall at its expense:

          (i) if consistent with sound business practices, perform and observe in all material respects the terms and provisions of the Assigned Agreements to be performed or observed by it, and, subject to Section
     7.2.10 of the Credit Agreement, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time reasonably requested by Secured Party; and

          (ii) upon the reasonable request of Secured Party, furnish to Secured Party, promptly upon receipt thereof, copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements, and from time to time (A) furnish to Secured Party such information and reports regarding the Assigned Agreements as Secured Party may reasonably request and (B) upon request of Secured

     Party make to the parties to such Assigned Agreements such demands and requests for information and reports or for action as such Grantor is entitled to make under the Assigned Agreements.

SECTION 13.  TRANSFERS AND OTHER LIENS.

     No Grantor shall:

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

          (b) except for the security interest created by this Agreement and any Lien permitted under the Credit Agreement, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person.

SECTION 14.  SECURED PARTY APPOINTED ATTORNEY-IN-FACT.

          Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to SECTION 8;

          (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses
          (a) and (b) above;

          (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

          (e) to pay or discharge taxes or Liens (other than (1) taxes being contested by Grantor as permitted under the Credit Agreement and (2) Liens permitted under the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by

          Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

          (f) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

          (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantors' expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 15.  SECURED PARTY MAY PERFORM.

          If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by such Grantor under SECTION 20(b).

SECTION 16.  STANDARD OF CARE.

          The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

SECTION 17.  REMEDIES.

          If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral), and also may (a) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (b) enter onto the property where any Collateral is located and take possession thereof with or without judicial process without breach of the peace, (c) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured
Party deems appropriate, (d) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, in each case without breach of the peace, taking any actions described in the preceding clause (c) and collecting any Secured Obligation, and (e) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as are commercially reasonable. Secured
Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders and Interest Rate Exchangers (but not any Lender or Lenders or Interest Rate Exchanger or Interest Rate Exchangers in its or their respective individual capacities unless Requisite Obligees (as defined in SECTION 22(a)) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale.
Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior written notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives, to the fullest extent permitted under applicable law, any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral of any Grantor are insufficient to pay all the Secured Obligations, of such Grantor, such Grantor shall be liable for the deficiency, including the fees of any attorneys employed by Secured Party to collect such deficiency.

SECTION 18.  ADDITIONAL REMEDIES FOR INTELLECTUAL PROPERTY COLLATERAL.

          (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in Sections 11.3 and 11.4 of the Credit Agreement and SECTION 20 hereof, as applicable, in connection with the exercise of its rights under this SECTION 18, and, to the extent that Secured Party shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this SECTION 18, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property Collateral by others and for that purpose agrees to use its commercially reasonable judgement in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from Secured Party, each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; provided that additional filings with the United States Patent and Trademark Office and the United States Copyright Office with respect to such Intellectual Property Collateral shall only be required as set forth in subsection 5(b) and the representation and warranty set forth in Section 4(h) apply to such Intellectual Property Collateral only after such filings are required to be made; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral; and (iv) within five Business Days after written notice from Secured Party, each Grantor shall make available to Secured Party, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured
Party's behalf and to be compensated by Secured Party at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

          (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing,
(ii) no other Event of Default shall have occurred and be continuing, and
(iii) an assignment to Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, upon the written request of any Grantor, Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Secured Party as aforesaid, subject to any disposition thereof that may have been made by Secured Party; PROVIDED, after giving effect to such reassignment, Secured Party's security interest granted pursuant hereto, as well as all other rights and remedies of Secured Party granted hereunder, shall continue to be in full force and effect; and PROVIDED FURTHER, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Secured Party and Liens permitted under the Credit Agreement.

SECTION 19.  APPLICATION OF PROCEEDS.

          Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral of any Grantor may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then, or at any other time thereafter, applied in full or in part by Secured Party against, the Secured Obligations of such Grantor in the following order of priority:

          FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party or any Lender or Interest Rate Exchanger and their respective agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party, any Lender or Interest Rate Exchanger in connection therewith, and all amounts for which Secured Party or any Lender or Interest Rate Exchanger is entitled to indemnification under SECTION 20 or under Section 11.4 of the Credit Agreement and all advances made by Secured Party or any Lender or Interest Rate Exchanger hereunder for the account of Grantor, and to the payment of all costs and expenses paid or incurred by Secured Party or any Lender or Interest Rate Exchanger in connection with the exercise of any right or remedy hereunder, all in accordance with
          SECTION 20 or Sections 11.3 and 11.4 of the Credit Agreement;

          SECOND: To the payment of all other Secured Obligations of such Grantor for the ratable benefit of the holders thereof; and

          THIRD: To the payment to or upon the order of such Grantor, or its respective successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 20.  INDEMNITY AND EXPENSES.

          (a) Each Subsidiary Grantor agrees to pay to Secured Party to the extent set forth in Section 2.8 of the Subsidiary Guaranty upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

          (b) The obligations of Grantors in this SECTION 20 shall survive the termination of this Agreement and the discharge of Grantors' other obligations under this Agreement, the Lender Interest Rate Agreements, the Credit Agreement and the other Loan Documents.

SECTION 21.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

          This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the (1) payment in full of the Secured Obligations (other than Secured Obligations in respect of indemnification or expense reimbursement not yet claimed), (2) the cancellation or termination of the Commitments and the cancellation, expiration or cash collateralization of all outstanding Letters of Credit or
(3) in the case of a Restricted Subsidiary, such Restricted Subsidiary becomes an Unrestricted Subsidiary, (b) be binding upon Grantors and their respective successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 11.11 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations (other than any contingent indemnity and expense reimbursement claims which at the time of such payment have yet to be claimed), the cancellation or termination of the Commitments and the cancellation, expiration or cash collateralization of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. In addition, upon the proposed sale, transfer or other disposition of any Collateral by any Grantor in accordance with the Credit Agreement, or any amendment or waiver hereof, such Grantor shall deliver a certificate of an Authorized Officer, which shall be true and correct, (x) stating that the Collateral subject to such disposition is being sold, transferred or otherwise disposed of in compliance with the terms of the Credit Agreement and (y) specifying the Collateral being sold, transferred or otherwise disposed of in the proposed transaction; PROVIDED, HOWEVER such certificate need not be delivered for Collateral sold in the ordinary course of business (including but not limited to the sale of inventory and obsolete or worn out equipment so sold), in which case, notwithstanding anything to the contrary in this SECTION 21, the release of Secured Party's Liens on such Collateral shall be automatic upon such sale, transfer or other disposition. Upon the receipt of such certificate, Secured Party shall, at Grantors' expense, so long as Secured Party has no reason to believe that such certificate delivered by Grantor with respect to such sale is not true and correct, execute and deliver such releases of its Liens on such Collateral which is to be so sold, transferred or disposed of, as may be reasonably requested by such Grantor. Upon any such termination, Secured Party will, except as otherwise provided in this SECTION 21, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.

SECTION 22.  SECURED PARTY AS AGENT.

          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; PROVIDED that Secured Party shall exercise, or refrain from exercising, any remedies provided for in
SECTION 17 in accordance with the instructions of (i) Required Lenders or
(ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments, the holders of a majority of the aggregate notional amount under all Lender Interest Rate Agreements (Required Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this SECTION 22(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this SECTION 22(a).

          (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.4 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement, and appointment of a successor Administrative Agent pursuant to subsection 9.4 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.4 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

          (c) Secured Party shall not be deemed to have any duty whatsoever with respect to any Interest Rate Exchanger until it shall have received written notice in form and substance satisfactory to Secured Party from a Grantor or the Interest Rate Exchanger as to the existence and terms of the applicable Lender Interest Rate Agreement.

SECTION 23.  ADDITIONAL GRANTORS.

          The initial Grantors hereunder shall be the signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Restricted Subsidiaries of Company may become parties hereto as additional Grantors (each an "ADDITIONAL GRANTOR"), by executing an acknowledgement to this Agreement substantially in the form of EXHIBIT V annexed hereto. Upon delivery of any such acknowledgement to Administrative Agent and Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Restricted Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 24.  AMENDMENTS; ETC.

          No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors; PROVIDED that any amendment hereto consisting of the inclusion of an additional Grantor as a party hereto pursuant to SECTION 23 shall be effective upon execution by such Additional Grantor of the acknowledgement to this Agreement referred to in SECTION 23, and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 25.  NOTICES.

          Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by facsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon transmission of facsimile (with telephonic confirmation), or when received if depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as provided in subsection 11.2 of the Credit Agreement or as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 26.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

          No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 27.  SEVERABILITY.

          In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 28.  HEADINGS.

          Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 29.  GOVERNING LAW; TERMS; RULES OF CONSTRUCTION.

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE

PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

SECTION 30.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

          ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VALUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY AGENT, ANY LENDER OR ANY ISSUER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY SUCH PERSON TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GRANTOR OR ITS RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

          TO THE EXTENT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR TO ITS PROPERTY, EACH GRANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER

THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT EXECUTED OR TO BE EXECUTED BY IT.

SECTION 31.  WAIVER OF JURY TRIAL.

          THE GRANTORS AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF GRANTORS AND SECURED PARTY SECURED PARTY RELATING THERETO. EACH OF THE GRANTORS ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THIS AGREEMENT.

SECTION 32.  COUNTERPARTS.

          This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                     [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                              MERRILL COMMUNICATIONS LLC


                              By:______________________________
                              Name:___________________________
                              Title:____________________________


                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel



                              U. S. BANK NATIONAL ASSOCIATION
                              as Secured Party

                              By:______________________________
                              Name:___________________________
                              Title:____________________________

     IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.



                              MERRILL REAL ESTATE COMPANY


                              By:______________________________
                              Name:___________________________
                              Title:____________________________



                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel



                              MERRILL/MAGNUS PUBLISHING CORPORATION


                              By:______________________________
                              Name:___________________________
                              Title:____________________________



                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel

                              MERRILL/NEW YORK COMPANY


                              By:______________________________
                              Name:___________________________
                              Title:____________________________



                              NOTICE ADDRESS:


                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel



                              MERRILL/MAY INC.


                              By:______________________________
                              Name:___________________________
                              Title:____________________________



                              NOTICE ADDRESS:


                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel

                              MERRILL INTERNATIONAL INC.


                              By:______________________________
                              Name:___________________________
                              Title:____________________________



                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel



                              FMC RESOURCE MANAGEMENT CORPORATION


                              By:______________________________
                              Name:___________________________
                              Title:____________________________



                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel

                              MERRILL TRAINING AND
                                  TECHNOLOGY, INC.


                              By:______________________________
                              Name:___________________________
                              Title:____________________________



                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel



                              MERRILL/GLOBAL, INC.


                              By:______________________________
                              Name:___________________________
                              Title:____________________________



                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel

                              MERRILL/EXECUTECH, INC.


                              By:______________________________
                              Name:___________________________
                              Title:____________________________



                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel



                              MERRILL/DANIELS, INC.


                              By:______________________________
                              Name:___________________________
                              Title:____________________________



                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel

                              MERRILL/ALTERNATIVES, INC.


                              By:______________________________
                              Name:___________________________
                              Title:____________________________



                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel

                                      SCHEDULE A

Name                               Notice Address for each Grantor
----                               -------------------------------


                                 Schedule A-1

                                  SCHEDULE 1(a) TO
                                 SECURITY AGREEMENT

U.S. TRADEMARKS:

                       Trademark        Registration      Registration
  Registered Owner    Description          Number             Date
  ----------------    -----------       ------------      ------------


                                 Schedule 1(a)-1

                                  SCHEDULE 1(b) TO
                                 SECURITY AGREEMENT

U.S. PATENTS ISSUED:

   Patent No.      Issue Date        Invention       Inventor
   ---------       ----------        ---------       --------


U.S. PATENTS PENDING:

 Applicant's      Date     Application
     Name        Filed        Number     Invention     Inventor
     ----        -----        ------     ---------     --------


                                 Schedule 1(b)-1

                                  SCHEDULE 1(c) TO
                                 SECURITY AGREEMENT

U.S. COPYRIGHTS:

Title          Registration No.    Date of Issue  Registered Owner
-----          ---------------     -------------  ----------------



PENDING U.S. COPYRIGHT REGISTRATIONS & APPLICATIONS:

Title     Reference No.  Date of Application  Copyright Claimant
-----     -------------  -------------------  --------- --------


                                 Schedule 1(c)-1

                                   SCHEDULE 4(b)
                                         TO
                                 SECURITY AGREEMENT

                        LOCATIONS OF EQUIPMENT AND INVENTORY


 NAME OF GRANTOR              LOCATIONS OF EQUIPMENT AND INVENTORY
 ---------------              ------------------------------------


                                 Schedule 4(b)-1

                                    SCHEDULE 4(d)
                                         TO
                                 SECURITY AGREEMENT

                                  OFFICE LOCATIONS


 NAME OF GRANTOR                  OFFICE LOCATIONS
 ---------------                  ----------------


                                 Schedule 4(d)-1

                                    SCHEDULE 4(e)
                                         TO
                                 SECURITY AGREEMENT

                                    OTHER NAMES


 NAME OF GRANTOR                                 OTHER NAMES
 ---------------                                 -----------


                                 Schedule 4(e)-1

                                    SCHEDULE 4(h)
                                         TO
                                 SECURITY AGREEMENT

                                   FILING OFFICES


                                 Schedule 4(h)-1

                                                                   EXHIBIT I TO
                                                             SECURITY AGREEMENT

                   [FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

                        GRANT OF TRADEMARK SECURITY INTEREST

          WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

          WHEREAS, MERRILL COMMUNICATIONS LLC, a Delaware limited liability company ("COMPANY") and MERRILL CORPORATION, a Minnesota corporation, as guarantor ("HOLDCO"), have entered into a Credit Agreement dated as of November 23, 1999 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "LENDERS"), DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Wells Fargo Bank, N.A., as Documentation Agent for the Lenders, and U. S. BANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, "SECURED PARTY"), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

          WHEREAS, Company may from time to time enter, or may from time to time have entered, into one or more Rate Protection Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one or more Lenders or their affiliates (in such capacity, collectively, "LENDER COUNTERPARTIES"); and

          [Insert if Grantor is a Subsidiary:] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of November 23, 1999 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "GUARANTY") in favor of Secured Party for the benefit of Lenders and any Lender Counterparties, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof; and]

          WHEREAS, pursuant to the terms of a Security Agreement dated as of November 23, 1999 (as amended, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Trademark Collateral;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security

Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "TRADEMARK COLLATERAL"):

     (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in SCHEDULE A) (collectively, the "TRADEMARKS"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof (including, without limitation, the registrations and applications specifically identified in SCHEDULE A) (the "TRADEMARK REGISTRATIONS"), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof (the "TRADEMARK RIGHTS"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "ASSOCIATED GOODWILL"); and

     (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Trademark Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include, and Grantor shall be deemed not to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; PROVIDED, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Trademark Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

          Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

              [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ____ day of _______, ____.

                              [NAME OF GRANTOR]

                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________

                                     SCHEDULE A
                                         TO
                        GRANT OF TRADEMARK SECURITY INTEREST


                   United States
 Registered          Trademark        Registration      Registration
 Owner              Description          Number             Date
 ----------         -----------       ------------      ------------

                                                                  EXHIBIT II TO
                                                             SECURITY AGREEMENT

                    [FORM OF GRANT OF PATENT SECURITY INTEREST]

                         GRANT OF PATENT SECURITY INTEREST

          WHEREAS, [NAME OF GRANTOR], a _______________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

          WHEREAS, MERRILL COMMUNICATIONS LLC, a Delaware limited liability company ("COMPANY") and MERRILL CORPORATION, a Minnesota corporation as guarantor ("HOLDCO"), have entered into a Credit Agreement dated as of November 23, 1999 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "LENDERS"), DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Wells Fargo Bank, N.A., as Documentation Agent for the Lenders, and U. S. BANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, "SECURED PARTY"), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

          WHEREAS, Company may from time to time enter, or may from time to time have entered, into one or more Rate Protection Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one or more Lenders or their affiliates (in such capacity, collectively, "LENDER COUNTERPARTIES"); and

          [Insert if Grantor is a Subsidiary:] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of ____________, 1999 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "GUARANTY") in favor of Secured Party for the benefit of Lenders and any Lender Counterparties, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof; and]

          WHEREAS, pursuant to the terms of a Security Agreement dated as of November 23, 1999 (as amended, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Patent Collateral;

                                     FII-1

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "PATENT COLLATERAL"):

     (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in SCHEDULE A), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "PATENTS"); and

     (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Patent Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Notwithstanding anything herein to the contrary, in no event shall the Patent Collateral include, and Grantor shall be deemed not to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; PROVIDED, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Patent Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

          Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                [The remainder of this page intentionally left blank.]

                                     FII-2

     IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ____ day of ____________, ____.

                              [NAME OF GRANTOR]


                              By:
                                  --------------------------------------------

                              Name:
                                    ------------------------------------------

                              Title:
                                     -----------------------------------------


                                     FII-3

                                     SCHEDULE A
                                         TO
                         GRANT OF PATENT SECURITY INTEREST


PATENTS ISSUED:

   Patent No.              Issue Date                Invention               Inventor
   ----------              ----------                ---------               --------






PATENTS PENDING:

   Applicant's              Date             Application
     Name                  Filed                Number             Invention             Inventor
     ----                  -----                ------             ---------             --------





                                     FII-4

                                                                 EXHIBIT III TO
                                                             SECURITY AGREEMENT

                   [FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

                        GRANT OF COPYRIGHT SECURITY INTEREST

          WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

          WHEREAS, MERRILL COMMUNICATIONS LLC, a Delaware limited liability company ("COMPANY") and MERRILL CORPORATION, a Minnesota corporation, as guarantor ("HOLDCO"), have entered into a Credit Agreement dated as of November 23, 1999 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "LENDERS"), DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Wells Fargo Bank, N.A., as Documentation Agent for the Lenders, and U. S. BANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, "SECURED PARTY"), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

          WHEREAS, Company may from time to time enter, or may from time to time have entered, into one or more Rate Protection Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one or more Lenders or their affiliates (in such capacity, collectively, "LENDER COUNTERPARTIES"); and

          [Insert if Grantor is a Subsidiary:] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of November 23, 1999 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "GUARANTY") in favor of Secured Party for the benefit of Lenders and any Lender Counterparties, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof; and]

          WHEREAS, pursuant to the terms of a Security Agreement dated as of November 23, 1999 (as amended, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Copyright Collateral;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security

                                     FIII-1

Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COPYRIGHT COLLATERAL"):

     (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works listed on SCHEDULE A) (collectively, the "COPYRIGHTS"), all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof (including, without limitation, the registrations listed on SCHEDULE A) (collectively, the "COPYRIGHT REGISTRATIONS"), all common law and other rights in and to the Copyrights in the United States and any state thereof, including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "COPYRIGHT RIGHTS"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights and works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor), or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, in the United States, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of such Grantor or in the name of Secured Party or Lenders for past, present and future infringements of the Copyrights and Copyright Rights; and

     (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Notwithstanding anything herein to the contrary, in no event shall the Copyright Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; PROVIDED, that immediately upon the ineffectiveness, lapse or termination of any such

                                     FIII-2
provision, the Copyright Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

          Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

              [The remainder of this page intentionally left blank.]









                                     FIII-3

     IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the _____ day of ___________, ____.

                              [NAME OF GRANTOR]

                              By:
                                  --------------------------------------------

                                Name:
                                      ----------------------------------------

                                Title:
                                       ---------------------------------------






                                     FIII-4

                                     SCHEDULE A
                                         TO
                        GRANT OF COPYRIGHT SECURITY INTEREST



U.S. COPYRIGHTS:

Title                    Registration No.            Date of Issue           Registered Owner
-----                    ----------------            -------------           ----------------






PENDING U.S. COPYRIGHT REGISTRATIONS & APPLICATIONS:

Title                     Reference No.            Date of Application      Copyright Claimant
-----                     -------------            -------------------      ------------------






                                     FIII-5

                                                                  EXHIBIT IV TO
                                                             SECURITY AGREEMENT

                           SECURITY AGREEMENT SUPPLEMENT

          This SECURITY AGREEMENT SUPPLEMENT, dated _______, is delivered pursuant to the Security Agreement, dated as of November 23, 1999 (as it may be from time to time amended, modified or supplemented, the "SECURITY AGREEMENT"), among Merrill Communications LLC, Merrill Corporation, the other Grantors named therein, and U. S. BANK NATIONAL ASSOCIATION, as Secured Party. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

          Subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the Intellectual Property Collateral listed on SUPPLEMENTAL SCHEDULE [1(a)] [1(b)] [1(c)] attached hereto, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. All such Intellectual Property Collateral shall be deemed to be part of the Collateral and hereafter subject to each of the terms and conditions of the Security Agreement.

          IN WITNESS WHEREOF, Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of ______________.

                              [GRANTOR]

                              By:
                                  --------------------------------------------
                                   Name:
                                   Title:




                                     FIV-1

                                                                   EXHIBIT V TO
                                                             SECURITY AGREEMENT

                              [FORM OF ACKNOWLEDGEMENT]

          This ACKNOWLEDGEMENT, dated _______, is delivered pursuant to
SECTION 23 of the Security Agreement referred to below. The undersigned hereby agrees that this Acknowledgement may be attached to the Security Agreement, dated as of November 23, 1999 (as it may be from time to time amended, modified or supplemented, the "SECURITY AGREEMENT"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Merrill Communications LLC, Merrill Corporation, the other Grantors named therein, and U. S. BANK NATIONAL ASSOCIATION, as Secured Party, that the undersigned by executing and delivering this Acknowledgement hereby becomes a Grantor under the Security Agreement in accordance with
SECTION 23 thereof and agrees to be bound by all of the terms thereof, and that the Patents, Trademarks, Trademark Registrations, Copyrights and Copyright Registrations described on this Acknowledgement shall be deemed to be part of, and shall become part of, the Collateral and shall secure all Secured Obligations.

                              [NAME OF ADDITIONAL GRANTOR]


                              By:
                                  --------------------------------------------
                              Name:
                              Title:



U.S. TRADEMARKS:

      Registered            Trademark               Registration             Registration
        Owner              Description                 Number                    Date
        -----              -----------                 ------                    ----





U.S. PATENTS ISSUED:

       Patent No.          Issue Date                 Invention              Inventor
       ----------          ----------                 ---------              ---------




U.S. PATENTS PENDING:

      Applicant's           Date                    Application
         Name              Filed                       Number                Invention             Inventor
         ----              -----                       ------                ---------             --------






U.S. COPYRIGHTS:

Copyright                  Registration No.          Date of Issue          Registered Owner
---------                  ----------------          -------------          ----------------






PENDING U.S. COPYRIGHTS:

Copyright                  Reference No.            Date of Application       Copyright          Claimant
---------                  -------------            -------------------       ---------          --------




                                  EXHIBIT G-1

                        FORM OF COMPANY PLEDGE AGREEMENT

          This COMPANY PLEDGE AGREEMENT (this "AGREEMENT") is dated as of November 23, 1999 and entered into by and between MERRILL COMMUNICATIONS LLC, a Delaware limited liability company ("PLEDGOR"), and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent for and representative of (in such capacity herein called "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).

                              PRELIMINARY STATEMENTS

          A. Pledgor is the legal and beneficial owner of (i) the shares of stock (the "PLEDGED SHARES") described in Part A of SCHEDULE I annexed hereto and issued by the corporations named therein and (ii) the indebtedness (the "PLEDGED DEBT") described in Part B of said SCHEDULE I and issued by the obligors named therein.

          B. Secured Party, Lenders and certain other parties have entered into a Credit Agreement dated as of November 23, 1999 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Pledgor pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Pledgor.

          C. Pledgor may from time to time enter into one or more Rate Protection Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one or more Lenders or their affiliates (in such capacity, collectively, "INTEREST RATE EXCHANGERS") permitted under the terms of the Credit Agreement, and it is desired that the obligations of Pledgor under the Lender Interest Rate Agreements, including the obligation of Pledgor to make payments thereunder in the event of early termination thereof, together with all obligations of Pledgor under the Credit Agreement and the other Loan Documents, be secured hereunder.

          D. It is a condition precedent to the extensions of credit by Lenders under the Credit Agreement that Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

                                     G1-1

          SECTION 1. PLEDGE OF SECURITY. Pledgor hereby pledges and assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of Pledgor's right, title and interest in and to the following (the "PLEDGED COLLATERAL"):

          (a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (b) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

          (c) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights; PROVIDED HOWEVER that the Pledged Collateral shall not include any such additional shares of stock of any Restricted Subsidiary that is a Non-U.S. Subsidiary if such additional shares would cause the number of shares of such Non-U.S. Subsidiary pledged hereunder to exceed 65% of the issued and outstanding shares of such Non-U.S. Subsidiary, unless there is a change in United States federal and any similar state income tax laws such that a pledge in excess of 65% would not result in a deemed dividend or other adverse income tax consequences to Pledgor;

          (d) all additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

          (e) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Restricted Subsidiary of Pledgor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights;

          (f) all indebtedness that is evidenced by an instrument or certificate and is from time to time owed to Pledgor by any Person that, after the date of this Agreement, becomes,

                                     G1-2
as a result of any occurrence, a direct or indirect Restricted Subsidiary of Pledgor, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

          (g) to the extent not covered by clauses (a) through (f) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to Pledgor or Secured Party from time to time with respect to any of the Pledged Collateral.

          SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor being the "SECURED OBLIGATIONS").

          SECTION 3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Secured Party. Upon the occurrence and during the continuance of an Event of Default Secured Party shall have the right, without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in SECTION 7(a).

          SECTION 4. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants as follows:

          (a) DUE AUTHORIZATION, ETC. OF PLEDGED COLLATERAL. All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. All of the

                                     G1-3

Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default.

          (b) DESCRIPTION OF PLEDGED COLLATERAL. The Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the respective issuers thereof as is set forth in Part A of SCHEDULE I annexed hereto, as supplemented from time to time pursuant to Section 6(b) or as amended to reflect designation of a Restricted Subsidiary as an Unrestricted Subsidiary pursuant to Section 5(a), and all of such stock owned by Pledgor except any issuer that is a Non-U.S. Subsidiary, in which case the Pledged Shares do not constitute more than 65% of the issued and outstanding shares of such issuer, unless there is a change in United States federal and any similar state income tax laws such that a pledge in excess of 65% would not result in a deemed dividend or other adverse income tax consequences to Pledgor, in which case the Pledged Shares shall constitute all of such shares owned by Pledgor, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares. The Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to Pledgor.

          (c) OWNERSHIP OF PLEDGED COLLATERAL. Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for Liens permitted under Section 7.2.3 of the Credit Agreement ("PERMITTED LIENS").

          SECTION 5. TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL; ETC. Pledgor shall:

          (a)  not, except as expressly permitted by the Credit Agreement,
(i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for Permitted Liens, or (iii) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; PROVIDED that in the event a Restricted Subsidiary becomes an Unrestricted Subsidiary, Secured Party shall release the Pledged Shares of such Unrestricted Subsidiary to Pledgor free and clear of the lien and security interest under this Agreement; and provided that in the event Pledgor makes a disposition of assets permitted by the Credit Agreement (an "ASSET SALE") and the assets subject to such Asset Sale are Pledged Shares, Secured Party shall release the Pledged Shares that are the subject of such Asset Sale to Pledgor free and clear of the lien and security interest under this Agreement concurrently with the consummation of such Asset Sale;

          (b) (i) pledge hereunder, within the period set forth in Section 6(b) after its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Shares; PROVIDED that Pledgor shall not be required to pledge hereunder more than 65% of the issued and outstanding shares of stock of any such issuer that is a Non-U.S. Subsidiary, unless there is a change in United States federal and any similar state

                                     G1-4
income tax laws such that a pledge in excess of 65% would not result in a deemed dividend or other adverse income tax consequences to Pledgor, and (ii) pledge hereunder, within the period set forth in Section 6(b) hereof after its acquisition (directly or indirectly) thereof, any and all shares of stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Restricted Subsidiary of Pledgor; and

          (c) (i) pledge hereunder, within the period set forth in Section 6(b) hereof after their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt, and (ii) pledge hereunder, within the period set forth in Section 6(b) hereof after their issuance, any and all instruments or other evidences of indebtedness from time to time owed to Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Restricted Subsidiary of Pledgor.

          SECTION 6.  FURTHER ASSURANCES; PLEDGE AMENDMENTS.

          (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Secured Party's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Secured Party's security interest in all or any part of the Pledged Collateral.

          (b) Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in SECTION 5(b) or (c), promptly (and in any event within ten Business Days) deliver to Secured Party a Pledge Amendment, duly executed by Pledgor, in substantially the form of SCHEDULE II annexed hereto (a "PLEDGE AMENDMENT"), in respect of the additional Pledged Shares or Pledged Debt to be pledged pursuant to this Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares or Pledged Debt listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral; PROVIDED that the failure of Pledgor to execute a Pledge Amendment with respect to any additional Pledged Shares or Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

                                     G1-5

          SECTION 7.  VOTING RIGHTS; DIVIDENDS; ETC.

          (a) So long as no Event of Default shall have occurred and be continuing:

          (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement;

          (ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; and

          (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b)  Upon the occurrence and during the continuation of an Event of
Default:

          (i) upon written notice from Secured Party to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to SECTION 7(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;

          (ii) all rights of Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to SECTION 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

          (iii) all dividends, principal and interest payments which are received by Pledgor contrary to the provisions of paragraph (ii) of this SECTION 7(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary indorsements).

     (c) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to SECTION 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under SECTION 7(b)(ii), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Secured Party an irrevocable proxy to vote the

                                     G1-6

Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence and during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

     SECTION 8. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including:

     (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor;

     (b) upon the occurrence and during the continuance of an Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

     (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

     (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral.

     SECTION 9. SECURED PARTY MAY PERFORM. If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under SECTION 14(b).

     SECTION 10. STANDARD OF CARE. The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any

                                     G1-7
parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

          SECTION 11.  REMEDIES.

          (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Pledged Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as are commercially reasonable. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Pledged Collateral of any Pledgor at any such sale and Secured Party, as agent for and representative of Lenders and Interest Rate Exchangers (but not any Lender or Lenders or Interest Rate Exchanger or Interest Rate Exchangers in its or their respective individual capacities unless Required Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior written notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives, to the fullest extent permitted under applicable law, any claims against Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral of any Pledgor are insufficient to pay all the Secured Obligations, Pledgor shall be liable for the deficiency, including the fees of any attorneys employed by Secured Party to collect such deficiency.

                                     G1-8

          (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended from time to time (the "SECURITIES ACT"), and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to Secured Party by Pledgor pursuant to SECTION 12, Pledgor agrees that any such private sale shall not be considered not to have been made in a commercially reasonable manner solely by reason that Secured Party shall not have effected a public sale and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

          (c) If Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          SECTION 12. REGISTRATION RIGHTS. If Secured Party shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to SECTION 11, Pledgor agrees that, upon request of Secured Party (which request may be made by Secured Party in its sole discretion), Pledgor will, at its own expense:

          (a) execute and deliver, and cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Pledged Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (b) use its best efforts to qualify the Pledged Collateral under all applicable state securities or "BLUE SKY" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by Secured Party;

                                     G1-9

          (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law; and

          (e) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this SECTION 12.

          Pledgor further agrees that a breach of any of the covenants contained in this SECTION 12 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that, to the fullest extent permitted under applicable law, each and every covenant contained in this SECTION 12 shall be specifically enforceable against Pledgor, and Pledgor hereby, to the fullest extent permitted under applicable law, waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this SECTION 12 shall in any way alter the rights of Secured Party under SECTION 11.

          SECTION 13. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Secured Party, be held by Secured Party as Pledged Collateral for, and/or then, or at any time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

          FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party or any Lender or Interest Rate Exchanger and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party or any Lender or Interest Rate Exchanger in connection therewith, and all amounts for which Secured Party or any Lender or Interest Rate Exchanger is entitled to indemnification hereunder and all advances made by Secured Party or any Lender or Interest Rate Exchanger hereunder for the account of Pledgor, and to the payment of all costs and expenses paid or incurred by Secured Party or any Lender or Interest Rate Exchanger in connection with the exercise of any right or remedy hereunder, all in accordance with
          Section 14;

          SECOND: To the payment of all other Secured Obligations for the ratable benefit of the holders thereof; and

          THIRD: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                                     G1-10

          SECTION 14. INDEMNITY AND EXPENSES. Without limiting the generality of subsections 11.3 and 11.4 of the Credit Agreement, in the event of any public sale described in SECTION 12, Pledgor agrees to indemnify and hold harmless Secured Party, and each Lender and each of their respective directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such Persons may become subject or for which any of them may be liable (other than any losses, fees, costs, expenses, damages, liabilities or claims resulting from the gross negligence or willful misconduct of Secured Party or any Lender) or the inclusion in any preliminary prospectus, registration statement, prospectus or other document published or filed in connection with such public sale, or any amendments or supplements thereto, of any information that relates to Secured Party or such Lender and was supplied by Secured Party or such Lender for use therein, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Secured Party and such other Persons for any legal or other expenses reasonably incurred by Secured Party and such other Persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including any and all fees, costs and expenses whatsoever reasonably incurred by Secured Party and such other Persons and counsel for Secured Party and such other Persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, ay such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which Pledgor may otherwise have and shall extend upon the same terms and conditions to each Person, if any, that controls Secured Party or such Persons within the meaning of the Securities Act.

          SECTION 15. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This Agreement shall create a continuing security interest in the Pledged Collateral and shall, except as otherwise expressly set forth herein, (a) remain in full force and effect until the payment in full of all Secured Obligations (other than any contingent indemnity or expense reimbursement claims that have yet to be claimed), the cancellation or termination of the Commitments and the cancellation, expiration or cash collateralization of all outstanding Letters of Credit, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsections 11.10 and 11.11 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations (other than any contingent indemnity or expense reimbursement claims which at the time of such payment have yet to be claimed), the cancellation or termination of the Commitments and the cancellation, expiration or cash collateralization of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Secured Party will, at Pledgor's expense, execute and deliver to such Pledgor such

                                     G1-11
documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of Pledged Collateral as shall not have been sold in accordance with this Agreement or otherwise applied pursuant to the terms hereof.

          SECTION 16.  SECURED PARTY AS ADMINISTRATIVE AGENT.

          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Pledged Collateral), solely in accordance with this Agreement and the Credit Agreement; PROVIDED that Secured Party shall exercise, or refrain from exercising, any remedies provided for in SECTION 11 in accordance with the instructions of (i) Required Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount under all Lender Interest Rate Agreements (Required Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this
SECTION 16(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Pledged Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this SECTION 16(a).

          (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.4 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement, and appointment of a successor Administrative Agent pursuant to subsection 9.4 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.4 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly
(i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

          SECTION 17. AMENDMENTS; ETC. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor

                                     G1-12
therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 18. NOTICES. Any notice or other communication herein required or permitted to be given shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address as set forth under such party's name on the signature block hereof or at such other address or facsimile number as may be designated by such party in a written notice delivered to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (and telephonic confirmation of receipt thereof has been received).

          SECTION 19. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 20. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 21. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 22. GOVERNING LAW; TERMS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UNIFORM COMMERCIAL CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

          SECTION 23. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall

                                     G1-13
constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                     [Remainder of page intentionally left blank]











                                     G1-14

     IN WITNESS WHEREOF, the Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              MERRILL COMMUNICATIONS LLC



                              By:
                                  --------------------------------------------

                              Name:
                                    ------------------------------------------

                              Title:
                                     -----------------------------------------


                              Notice Address:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108


                              U.S. BANK NATIONAL ASSOCIATION,
                              as Secured Party


                              By:
                                  --------------------------------------------

                              Name:
                                    ------------------------------------------

                              Title:
                                     -----------------------------------------



                              Notice Address:

                              U.S. Bank National Association
                              601 Second Avenue South
                              Minneapolis, MN  55402

                                   SCHEDULE I

          Attached to and forming a part of the Pledge Agreement dated as of November 23, 1999 between Merrill Communications LLC and U.S. Bank National Association, as Secured Party.

                                    Part A

                                                                                     Percentage of
                                                                                     Issued and
                                                                                     Outstanding
                           Class of      Stock Certi-         Par       Number of    Shares of
Stock Issuer                Stock        ficate Nos.         Value       Shares      Relevant Class
------------               --------      ------------        -----      ---------    --------------







Debt Issuer                        Amount of Indebtedness
-----------                        ----------------------








                                  Schedule I-1

                                    SCHEDULE II

                                  PLEDGE AMENDMENT

     This Pledge Amendment, dated ____________, ____, is delivered pursuant to
SECTION 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated November 23, 1999, between Merrill Communications LLC and U.S. Bank National Association, as Secured Party (the "PLEDGE AGREEMENT," capitalized terms defined therein being used herein as therein defined), and that the [Pledged Shares] [Pledged Debt] listed on this Pledge Amendment shall be deemed to be part of the [Pledged Shares] [Pledged Debt] and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                              MERRILL COMMUNICATIONS LLC



                              By:
                                  --------------------------------------------

                              Name:
                                    ------------------------------------------

                              Title:
                                     -----------------------------------------




                                                                                        Percentage of
                                                                                        Issued and
                                                                                        Outstanding
                          Class of       Stock Certi-        Par        Number of       Shares of
Stock Issuer               Stock         ficate Nos.         Value       Shares         Relevant Class
------------              --------       ------------        -----      ---------       --------------





Debt Issuer                        Amount of Indebtedness
-----------                        ----------------------










                                  Schedule II-1

                                     EXHIBIT I

                              HOLDCO PLEDGE AGREEMENT

          This HOLDCO PLEDGE AGREEMENT (this "AGREEMENT") is dated as of November 23, 1999 and entered into by and between MERRILL CORPORATION, a Minnesota corporation ("PLEDGOR"), and U.S. Bank National Association, as Administrative Agent for and representative of (in such capacity herein called "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).

                              PRELIMINARY STATEMENTS

          A. Pledgor is the legal and beneficial owner of (i) the limited liability company interests or the shares of stock (the "PLEDGED SHARES") described in Part A of SCHEDULE I annexed hereto and issued by the limited liability companies or corporations named therein and (ii) the indebtedness (the "PLEDGED DEBT") described in Part B of said SCHEDULE I and issued by the obligors named therein.

          B. Secured Party, Lenders and certain other parties have entered into a Credit Agreement dated as of November 23, 1999 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Pledgor as Guarantor and Merrill Communications LLC, a Delaware limited liability company ("COMPANY"), as Borrower pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

          C. Company may from time to time enter into one or more Rate Protection Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one or more Lenders or their affiliates (in such capacity, collectively, "INTEREST RATE EXCHANGERS") permitted under the terms of the Credit Agreement,

          D. Pledgor has guarantied, under Article X of the Credit Agreement (the "GUARANTY"), the prompt payment and performance when due of all obligations of Company under the Credit Agreement and all obligations of Company under the Lender Interest Rate Agreements, including the obligations of Company to make payments thereunder in the event of early termination thereof.

          E. It is in the best interests of Pledgor to execute this Agreement inasmuch as Pledgor will derive substantial direct and indirect benefits from the Loans made from time to time to the Company by the Lenders pursuant to the Credit Agreement and the Letters of Credit issued from time to time for the account of the Company and the other Restricted Subsidiaries pursuant to the Credit Agreement.

          F. It is a condition precedent to the extensions of credit by Lenders under the Credit Agreement that Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

          SECTION 1. PLEDGE OF SECURITY. Pledgor hereby pledges and assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of Pledgor's right, title and interest in and to the following (the "PLEDGED COLLATERAL"):

          (a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (b) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

          (c) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock or limited liability company interests of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such additional shares, securities, warrants, options or other rights, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights; PROVIDED HOWEVER that the Pledged Collateral shall not include any such additional shares of stock or equity interests of any Restricted Subsidiary that is a Non-U.S. Subsidiary if such additional shares or equity interests would cause the number of shares or equity interests of such Non-U.S. Subsidiary pledged hereunder to exceed 65% of the issued and outstanding shares or equity interests of such Non-U.S. Subsidiary, unless there is a change in United States federal and any similar state income tax laws such that a pledge in excess of 65% would not result in a deemed dividend or other adverse income tax consequences to Pledgor;

          (d) all additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

          (e) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock or limited liability company interests of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Restricted Subsidiary of Pledgor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights;

          (f) all indebtedness that is evidenced by an instrument or certificate and is from time to time owed to Pledgor by any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct or indirect Restricted Subsidiary of Pledgor, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

          (g) to the extent not covered by clauses (a) through (f) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to Pledgor or Secured Party from time to time with respect to any of the Pledged Collateral.

          SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Guaranty and all extensions or renewals thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to Company, would accrue on such obligations whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor being the "SECURED OBLIGATIONS").

          SECTION 3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Secured Party. Upon the occurrence and during the continuation of an Event of Default, Secured Party shall have the right, without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in SECTION 7(a).

          SECTION 4. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants as follows:

          (a) DUE AUTHORIZATION, ETC. OF PLEDGED COLLATERAL. All of the Pledged Shares owned by Pledgor have been duly authorized and validly issued and are fully paid and non-assessable. All of the Pledged Debt owned by Pledgor has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default.

          (b) DESCRIPTION OF PLEDGED COLLATERAL. The Pledged Shares constitute the percentage of the issued and outstanding shares of stock or limited liability company interests of the respective issuer thereof as is set forth in Part A of Schedule I attached hereto, as supplemented from time to time pursuant to Section 6(b) or as amended to reflect designation of a Restricted Subsidiary as an Unrestricted Subsidiary, and all of such stock or limited liability company interests are owned by Pledgor except in the case of any issuer that is a Non-U.S. Subsidiary, in which case the Pledged Shares do not constitute more than 65% of the issued and outstanding shares or limited liability company interests of such issuer, unless there is a change in United States federal and any similar state income tax laws such that a pledge in excess of 65% would not result in a deemed dividend or other adverse income tax consequences to Pledgor, in which case the Pledged Shares shall constitute all of such shares owned by Pledgor, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares. The Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to Pledgor.

          (c) OWNERSHIP OF PLEDGED COLLATERAL. Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for the Liens permitted under Section 7.2.3 of the Credit Agreement ("Permitted Liens").

          SECTION 5. TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL; ETC. Pledgor shall:

          (a)   not, except as expressly permitted by the Credit Agreement,
(i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Permitted Liens, or (iii) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; PROVIDED that in the event Pledgor makes a disposition of assets permitted by the Credit Agreement (an "ASSET SALE") and the assets subject to such Asset Sale are Pledged Shares, Secured Party shall release the Pledged Shares that are the subject of such Asset Sale to Pledgor free and clear of the lien and security interest under this Agreement concurrently with the consummation of such Asset Sale;

          (b) (i) pledge hereunder, within the period set forth in Section 6(b) after its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of its Pledged Shares; PROVIDED that Pledgor shall not be required to pledge hereunder issued and outstanding shares of stock or limited liability company interests of any such issuer that is a Non-U.S. Subsidiary if the Pledged Shares of Pledgor issued by such issuer would exceed 65% of the issued and outstanding shares of stock or limited liability company interests of such issuer, unless there is a change in United States federal and any similar state income tax laws such that a pledge in excess of 65% would not result in a deemed dividend or other adverse income tax consequences to Pledgor, and (ii) pledge hereunder, within the period set forth in Section 6(b) after its acquisition (directly or indirectly) thereof, any and all shares of stock or limited liability company interests of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Restricted Subsidiary of Pledgor; and

          (c) (i) pledge hereunder, within the period set forth in Section 6(b) after their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to Pledgor by any obligor on the Pledged Debt, and (ii) pledge hereunder, within the period set forth in
Section 6(b) after their issuance, any and all instruments or other evidences of indebtedness from time to time owed to Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Restricted Subsidiary of Pledgor.

          SECTION 6.  FURTHER ASSURANCES; PLEDGE AMENDMENTS.

          (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Secured Party's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Secured Party's security interest in all or any part of the Pledged Collateral.

          (b) Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in SECTION 5(b) or (c), promptly (and in any event within ten Business Days) deliver to Secured Party a Pledge Amendment, duly executed by Pledgor, in substantially the form of SCHEDULE II annexed hereto

(a "PLEDGE AMENDMENT"), in respect of the additional Pledged Shares or Pledged Debt to be pledged pursuant to this Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares or Pledged Debt listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral; PROVIDED that the failure of Pledgor to execute a Pledge Amendment with respect to any additional Pledged Shares or Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

          SECTION 7.  VOTING RIGHTS; DIVIDENDS; ETC.

          (a) So long as no Event of Default shall have occurred and be continuing:

          (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement;

          (ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends, interest and other distributions paid in respect of the Pledged Collateral; and

          (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal, interest or other distribution payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b)   Upon the occurrence and during the continuation of an Event of
Default:

          (i) upon written notice from Secured Party to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to SECTION 7(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;

          (ii) all rights of Pledgor to receive the dividends, interest or other distribution payments which it would otherwise be authorized to receive and retain pursuant to SECTION 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, interest or other distribution payments; and

          (iii) all dividends, principal, interest and other distribution payments which are received by Pledgor contrary to the provisions of paragraph (ii) of this SECTION 7(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Secured Party as

          Pledged Collateral in the same form as so received (with any necessary indorsements).

     (c) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to SECTION 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under SECTION 7(b)(ii), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

     SECTION 8. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including:

          (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor;

          (b) upon the occurrence and during the continuance of an Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

          (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

          (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral.

          SECTION 9. SECURED PARTY MAY PERFORM. If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under SECTION 14(b).

          SECTION 10. STANDARD OF CARE. The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

          SECTION 11.  REMEDIES.

          (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Pledged Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as are commercially reasonable. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Pledged Collateral at any such sale and Secured Party, as agent for and representative of Lenders and Interest Rate Exchangers (but not any Lender or Lenders or Interest Rate Exchanger or Interest Rate Exchangers in its or their respective individual capacities unless Required Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior written notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives to the fullest extent permitted under applicable law any claims against Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgor shall be liable for the deficiency, including the fees of any attorneys employed by Secured Party to collect such deficiency.

          (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended from time to time, (the "SECURITIES ACT"), and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to Secured Party by Pledgor pursuant to SECTION 12, Pledgor agrees that any such private sale shall not be considered not to have been made in a commercially reasonable manner solely by reason that Secured Party shall not have effected a public sale and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

          (c) If Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          SECTION 12. REGISTRATION RIGHTS. If Secured Party shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to SECTION 11, Pledgor agrees that, upon request of Secured Party (which request may be made by Secured Party in its sole discretion), Pledgor will, at its own expense:

          (a) execute and deliver, and cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Pledged Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (b) use its best efforts to qualify the Pledged Collateral under all applicable state securities or "BLUE SKY" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by Secured Party;

          (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law; and

          (e) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this SECTION 12.

          Pledgor further agrees that a breach of any of the covenants contained in this SECTION 12 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that, to the fullest extent permitted under applicable law, each and every covenant contained in this SECTION 12 shall be specifically enforceable against Pledgor, and Pledgor hereby, to the fullest extent permitted under applicable law waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this SECTION 12 shall in any way alter the rights of Secured Party under SECTION 11.

          SECTION 13. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Secured Party, be held by Secured Party as Pledged Collateral for, and/or then, or at any time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

          FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and any Lender or Interest Rate Exchanger and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party and any Lender or Interest Rate Exchanger in connection therewith, and all amounts for which Secured Party and any Lender or Interest Rate Exchanger is entitled to indemnification hereunder and all advances made by Secured Party or any Lender or Interest Rate Exchanger hereunder for the account of Pledgor, and to the payment of all costs and expenses paid or incurred by Secured Party or any Lender or Interest Rate Exchanger in connection with the exercise of any right or remedy hereunder, all in accordance with
          Section 14;

          SECOND: To the payment of all other Secured Obligations for the ratable benefit of the holders thereof; and

          THIRD: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          SECTION 14. INDEMNITY AND EXPENSES. Without limiting the generality of subsections 11.3 and 11.4 of the Credit Agreement, in the event of any public sale described in SECTION 12, Pledgor agrees to indemnify and hold harmless Secured Party, and each Lender and each of their respective directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such Persons may become subject or for which any of them may be liable, (other than any losses, fees, costs, expenses, damages, liabilities or claims resulting from the gross negligence or willful misconduct of Secured Party or any Lender) or the inclusion in any preliminary prospectus, registration statement, prospectus or other document published or filed in connection with such public sale, or any amendment or supplement thereto, of any information that relates to Secured Party or such Lender and was supplied by Secured Party or such Lender for use therein, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Secured Party and such other Persons for any legal or other expenses reasonably incurred by Secured Party and such other Persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including any and all fees, costs and expenses whatsoever reasonably incurred by Secured Party and such other Persons and counsel for Secured Party and such other Persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, an such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which Pledgor may otherwise have and shall extend upon the same terms and conditions to each Person, if any, that controls Secured Party or such Persons within the meaning of the Securities Act.

          SECTION 15. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This Agreement shall create a continuing security interest in the Pledged Collateral and shall, except as otherwise expressly set forth herein, (a) remain in full force and effect until the payment in full of all Secured Obligations (other than any contingent indemnity or expense reimbursement claims that have yet to be claimed), the cancellation or termination of the Commitments and the cancellation, expiration or cash collateralization of all outstanding Letters of Credit, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsections 11.10 and 11.11 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations (other than any contingent indemnity or expense reimbursement claims which at the time of such payment have yet to be claimed), the cancellation or termination of the Commitments and the cancellation, expiration or cash collateralization of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination
Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Pledged Collateral as shall not have been sold in accordance with this Agreement or otherwise applied pursuant to the terms hereof.

          SECTION 16.  SECURED PARTY AS ADMINISTRATIVE AGENT.

          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Pledged Collateral), solely in accordance with this Agreement and the Credit Agreement; PROVIDED that Secured Party shall exercise, or refrain from exercising, any remedies provided for in SECTION 11 in accordance with the instructions of (i) Required Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount under all Lender Interest Rate Agreements (Required Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this
SECTION 16(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Pledged Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this SECTION 16(a).

          (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.4 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement, and appointment of a successor Administrative Agent pursuant to subsection 9.4 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.4 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly
(i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

          SECTION 17. AMENDMENTS; ETC. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 18. NOTICES. Any notice or other communication herein required or permitted to be given shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address as set forth under such party's name on the signature block hereof or at such other address or facsimile number as may be designated by such party in a written notice delivered to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (and telephonic confirmation of receipt thereof has been received).

          SECTION 19. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 20. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 21. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 22. GOVERNING LAW; TERMS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UNIFORM COMMERCIAL CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A

JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

          SECTION 23. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                     [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              MERRILL CORPORATION

                              By:
                                 -----------------------------

                              Name:
                                   ---------------------------

                              Title:
                                    --------------------------

                              U.S. BANK NATIONAL ASSOCIATION,
                              as Secured Party


                              By:
                                 -----------------------------

                              Name:
                                   ---------------------------

                              Title:
                                    --------------------------

                                   SCHEDULE I

     Attached to and forming a part of the Pledge Agreement dated as of November 23, 1999 between Merrill Corporation, as Pledgor, and U.S. Bank National Association, as Secured Party.

                                     Part A

----------------------------------------------------------------------------
              Issuer of Limited Liability      Certificate
Pledgor       Company Interests                Nos.           Description
-------       ---------------------------      -----------    -----------
----------------------------------------------------------------------------
----------------------------------------------------------------------------



                                       Part B

----------------------------------------------------------------------------
Debt Issuer                      Amount of Indebtedness
-----------                      ----------------------
----------------------------------------------------------------------------

----------------------------------------------------------------------------





                                    Schedule I-1

                                    SCHEDULE II

                                  PLEDGE AMENDMENT

     This Pledge Amendment, dated ____________, ____, is delivered pursuant to
SECTION 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated November 23, 1999, between the undersigned and U.S. Bank National Association, as Secured Party (the "PLEDGE AGREEMENT," capitalized terms defined therein being used herein as therein defined), and that the [Pledged Shares] [Pledged Debt] listed on this Pledge Amendment shall be deemed to be part of the [Pledged Shares] [Pledged Debt] and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                              MERRILL CORPORATION




                              By:
                                 --------------------------------

                              Name:
                                   ------------------------------

                              Title:
                                    -----------------------------







                                 Schedule II-1


                  Class of
                  Stock or                                      Percentage of
                  Limited                                       Issued and
                  Liability                                     Outstanding
                  Company    Certificate             Number of  Shares of
Pledgor  Issuer   Interest   Nos.         Par Value  Shares     Relevant Class
-------- -------  ---------  -----------  ---------  ---------  ---------------










                                 Schedule II-2

Debt Issuer                        Amount of Indebtedness
-----------                        ----------------------











                                 Schedule II-3

                                    EXHIBIT G-2

                        FORM OF SUBSIDIARY PLEDGE AGREEMENT

          This SUBSIDIARY PLEDGE AGREEMENT (this "AGREEMENT") is dated as of November 23, 1999 and entered into by and among each of the pledgors set forth on the signature pages hereof (each, a "PLEDGOR" and, collectively, the "PLEDGORS") and U.S. Bank National Association, as Administrative Agent for and representative of (in such capacity herein called "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).

                                PRELIMINARY STATEMENTS

          A. The Pledgors are the legal and beneficial owner of (i) the shares of stock (the "PLEDGED SHARES") described as being owned by them in Part A of SCHEDULE I annexed hereto and issued by the corporations named therein and (ii) the indebtedness (the "PLEDGED DEBT") described as being owned by them in Part B of said SCHEDULE I and issued by the obligors named therein.

          B. Secured Party, Lenders and certain other parties have entered into a Credit Agreement dated as of November 23, 1999 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Merrill Communications LLC, a Delaware limited liability company (the "COMPANY"), Merrill Corporation, a Minnesota corporation, as guarantor ("HOLDCO"), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

          C. Company may from time to time enter, or may from time to time have entered, into one or more Rate Protection Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one or more Lenders or their affiliates (in such capacity, collectively, "INTEREST RATE EXCHANGERS").

          D. Pledgors have executed and delivered that certain Subsidiary Guaranty dated as of November 23, 1999 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "GUARANTY") in favor of Secured Party for the benefit of Lenders and any Interest Rate Exchangers, pursuant to which Pledgors have guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and all obligations of Company under the Lender Interest Rate Agreements, including the obligation of Company to make payments thereunder in the event of early termination thereof.

          E. It is a condition precedent to the extensions of credit by Lenders under the Credit Agreement that Pledgors shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce

                                     G2-1

Interest Rate Exchangers to enter into Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Pledgor hereby agrees with Secured Party as follows:

          SECTION 1. PLEDGE OF SECURITY. Each Pledgor hereby pledges and assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Pledgor's right, title and interest in and to the following (the "PLEDGED COLLATERAL"):

          (a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of such Pledgor in the entries on the books of any securities intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (b) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

          (c) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of such Pledgor in the entries on the books of any securities intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights; PROVIDED HOWEVER that the Pledged Collateral shall not include any such additional shares of stock of any Restricted Subsidiary that is a Non-U.S. Subsidiary if such additional shares would cause the number of shares of such Non-U.S. Subsidiary pledged hereunder to exceed 65% of the issued and outstanding shares of such Non-U.S. Subsidiary, unless there is a change in United States federal and any similar state income tax laws such that a pledge in excess of 65% would not result in a deemed dividend or other adverse income tax consequences to Pledgor;

          (d) all additional indebtedness from time to time owed to such Pledgor by any obligor on the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

          (e) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Restricted Subsidiary of such Pledgor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of such Pledgor in the entries on the books of any securities intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from

                                    G2-2
time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights;

          (f) all indebtedness that is evidenced by an instrument or certificate and is from time to time owed to such Pledgor by any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct or indirect Restricted Subsidiary of such Pledgor, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

          (g) to the extent not covered by clauses (a) through (f) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to the applicable Pledgor or Secured Party from time to time with respect to any of the Pledged Collateral.

          SECTION 2. SECURITY FOR OBLIGATIONS. The agreements of each Pledgor under this Agreement secure, and the Pledged Collateral of such Pledgor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all obligations and liabilities of every nature of such Pledgor now or hereafter existing under or arising out of or in connection with the Guaranty and all extensions or renewals thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to Company, would accrue on such obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of such Pledgor being such Pledgor's "SECURED OBLIGATIONS").

          SECTION 3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by the applicable Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Secured Party. Upon the occurrence and during the continuation of an Event of Default Secured Party shall have the right, without notice to the applicable Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of such Pledgor's Pledged Collateral, subject only to the revocable rights specified in SECTION 7(a).

                                     G2-3

          SECTION 4. REPRESENTATIONS AND WARRANTIES. Each Pledgor represents and warrants as follows:

          (a) DUE AUTHORIZATION, ETC. OF PLEDGED COLLATERAL. All of the Pledged Shares owned by such Pledgor have been duly authorized and validly issued and are fully paid and non-assessable. All of the Pledged Debt owned by such Pledgor has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default.

          (b) DESCRIPTION OF PLEDGED COLLATERAL. The Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the respective issuers thereof as is set forth for such Pledgor in Part A of
Schedule I annexed hereto, as supplemented from time to time pursuant to
Section 6(b) or as amended to reflect the designation of a Restricted Subsidiary as an Unrestricted Subsidiary pursuant to Section 5(a), and all of such stock as is owned by such Pledgor except in the case of any issuer that is a Non-U.S. Subsidiary, in which case the Pledged Shares of such Pledgor (together with all other Pledged Shares of any other Pledgor) do not constitute more than 65% of the issued and outstanding shares of such issuer, unless there is a change in United States federal and any similar state income tax laws such that a pledge in excess of 65% would not result in a deemed dividend or other adverse income tax consequences to any Pledgor, in which case the Pledged Shares of such Pledgor shall constitute all of such shares owned by such Pledgor, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares owned by such Pledgor. The Pledged Debt of such Pledgor constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to such Pledgor.

          (c) OWNERSHIP OF PLEDGED COLLATERAL. Pledgor is the legal, record and beneficial owner of such Pledgor's Pledged Collateral free and clear of any Lien except for Liens permitted under Section 7.2.3 of the Credit Agreement ("PERMITTED LIENS").

          SECTION 5. TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL; ETC. Each Pledgor shall:

          (a)   not, except as expressly permitted by the Credit Agreement,
(i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of its Pledged Collateral, (ii) create or suffer to exist any Lien upon or with respect to any of its Pledged Collateral, except for Permitted Liens, or (iii) permit any issuer of its Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; PROVIDED that in the event a Restricted Subsidiary becomes an Unrestricted Subsidiary, Secured Party shall release the Pledged Shares of such Unrestricted Subsidiary to Pledgor free and clear of the lien and security interest under this Agreement; and PROVIDED that in the event such Pledgor makes a disposition of assets permitted by the Credit Agreement (an "ASSET SALE") and the assets subject to such Asset Sale are Pledged Shares, Secured Party shall release the Pledged Shares that are the subject of such Asset Sale to the applicable Pledgor free

                                    G2-4
and clear of the lien and security interest under this Agreement concurrently with the consummation of such Asset Sale;

          (b) (i) pledge hereunder, within the period set forth in Section 6(b) after its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of its Pledged Shares; PROVIDED that such Pledgor shall not be required to pledge hereunder issued and outstanding shares of stock of any such issuer that is a Non-U.S. Subsidiary if the Pledged Shares of such Pledgor issued by such issuer, together with the Pledged Shares of all other Pledgors issued by such issuer, would exceed 65% of the issued and outstanding shares of stock of such issuer, unless there is a change in United States federal and any similar state income tax laws such that a pledge in excess of 65% would not result in a deemed dividend or other adverse income tax consequences to any Pledgor, and (ii) pledge hereunder, within the period set forth in Section 6(b) after its acquisition (directly or indirectly) thereof, any and all shares of stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Restricted Subsidiary of such Pledgor; and

          (c) (i) pledge hereunder, within the period set forth in Section 6(b) after their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to such Pledgor by any obligor on the Pledged Debt, and (ii) pledge hereunder, within the period set forth in Section 6(b) after their issuance, any and all instruments or other evidences of indebtedness from time to time owed to such Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Restricted Subsidiary of Pledgor.

          SECTION 6.  FURTHER ASSURANCES; PLEDGE AMENDMENTS.

          (a) Each Pledgor agrees that from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby by such Pledgor or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral of such Pledgor. Without limiting the generality of the foregoing, each Pledgor will:
(i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby by such Pledgor and (ii) at Secured Party's request, appear in and defend any action or proceeding that may affect such Pledgor's title to or Secured Party's security interest in all or any part of its Pledged Collateral.

          (b) Each Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in SECTION 5(b) or (c), promptly (and in any event within ten Business Days) deliver to Secured Party a Pledge Amendment, duly executed by such Pledgor, in substantially the form of SCHEDULE II annexed hereto (a "PLEDGE AMENDMENT"), in respect of the additional Pledged Shares or Pledged Debt to be pledged by such Pledgor pursuant to this Agreement. Each Pledgor hereby authorizes Secured Party to attach each of its Pledge Amendments to this Agreement and agrees that all Pledged Shares or Pledged Debt listed on any of its Pledge Amendments delivered to Secured

                                       G2-5

Party shall for all purposes hereunder be considered Pledged Collateral; PROVIDED that the failure of any Pledgor to execute a Pledge Amendment with respect to any additional Pledged Shares or Pledged Debt pledged by it pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

          SECTION 7.  VOTING RIGHTS; DIVIDENDS; ETC.

          (a) So long as no Event of Default shall have occurred and be continuing:

          (i) each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to its Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement;

          (ii) each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of its Pledged Collateral; and

          (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies, dividend payment orders and other instruments as such Pledgor may from time to time reasonably request for the purpose of enabling such Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b)   Upon the occurrence and during the continuation of an Event of
Default:

          (i) upon written notice from Secured Party to any Pledgor, all rights of such Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
          SECTION 7(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;

          (ii) all rights of such Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to SECTION 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

          (iii) all dividends, principal and interest payments which are received by such Pledgor contrary to the provisions of paragraph (ii) of this SECTION 7(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Pledgor and shall forthwith be paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary indorsements).

                                        G2-6

          (c) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to
SECTION 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under SECTION 7(b)(ii), (i) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), each Pledgor hereby grants to Secured Party an irrevocable proxy to vote its Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of such Pledged Shares would be entitled (including giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any such Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of such Pledged Shares or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations of such Pledgor.

          SECTION 8. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Each Pledgor hereby irrevocably appoints Secured Party as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including:

          (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral of such Pledgor without the signature of such Pledgor;

          (b) upon the occurrence and during the continuance of an Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of its Pledged Collateral;

          (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any instruments made payable to such Pledgor representing any dividend, principal or interest payment or other distribution in respect of its Pledged Collateral or any part thereof and to give full discharge for the same; and

          (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of its Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of its Pledged Collateral.

          SECTION 9. SECURED PARTY MAY PERFORM. If any Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by such Pledgor under
SECTION 14(b).

                                     G2-7

          SECTION 10. STANDARD OF CARE. The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

          SECTION 11.  REMEDIES.

          (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Pledged Collateral of any Pledgor, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Pledged Collateral of such Pledgor), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral of any Pledgor or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as are commercially reasonable. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Pledged Collateral of any Pledgor at any such sale and Secured Party, as agent for and representative of Lenders and Interest Rate Exchangers (but not any Lender or Lenders or Interest Rate Exchanger or Interest Rate Exchangers in its or their respective individual capacities unless Required Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral of any Pledgor sold at any such public sale, to use and apply any of the Secured Obligations of such Pledgor as a credit on account of the purchase price for any Pledged Collateral of such Pledgor payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the applicable Pledgor, and each Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior written notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private

                                     G2-8
sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted under applicable law, any claims against Secured Party arising by reason of the fact that the price at which any Pledged Collateral of such Pledgor may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral of any Pledgor are insufficient to pay all the Secured Obligations of such Pledgor, such Pledgor shall be liable for the deficiency, including the fees of any attorneys employed by Secured Party to collect such deficiency.

          (b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended from time to time (the "SECURITIES ACT"), and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral of such Pledgor conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to Secured Party by such Pledgor pursuant to SECTION 12, such Pledgor agrees that any such private sale shall not be considered not to have been made in a commercially reasonable manner solely by reason that Secured Party shall not have effected a public sale and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any of its Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

          (c) If Secured Party determines to exercise its right to sell any or all of the Pledged Collateral of any Pledgor, upon written request, such Pledgor shall and shall cause each issuer of any of its Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in such Pledged Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          SECTION 12. REGISTRATION RIGHTS. If Secured Party shall determine to exercise its right to sell all or any of the Pledged Collateral of any Pledgor pursuant to SECTION 11, such Pledgor agrees that, upon request of Secured Party (which request may be made by Secured Party in its sole discretion), such Pledgor will, at its own expense:

          (a) execute and deliver, and cause each issuer of such Pledgor's Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Pledged

                                      G2-9

Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (b) use its best efforts to qualify such Pledged Collateral under all applicable state securities or "BLUE SKY" laws and to obtain all necessary governmental approvals for the sale of such Pledged Collateral, as requested by Secured Party;

          (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of such Pledged Collateral or any part thereof valid and binding and in compliance with applicable law; and

          (e) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this SECTION 12.

          Each Pledgor further agrees that a breach of any of the covenants contained in this SECTION 12 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that, to the fullest extent permitted under applicable law, each and every covenant contained in this SECTION 12 shall be specifically enforceable against such Pledgor, and such Pledgor hereby, to the fullest extent permitted under applicable law, waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this SECTION 12 shall in any way alter the rights of Secured Party under SECTION 11.

          SECTION 13. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral of any Pledgor may, in the discretion of Secured Party, be held by Secured Party as Pledged Collateral of such Pledgor for, and/or then, or at any time thereafter, applied in full or in part by Secured Party against, the Secured Obligations of such Pledgor in the following order of priority:

          FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and any Lender or Interest Rate Exchanger and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party and any Lender or Interest Rate Exchanger in connection therewith, and all amounts for which Secured Party and any Lender or Interest Rate Exchanger is entitled to indemnification hereunder and all advances made by Secured Party and any Lender or Interest Rate Exchanger hereunder for the account of Pledgor, and to

                                          G2-10
          the payment of all costs and expenses paid or incurred by Secured Party and any Lender or Interest Rate Exchanger in connection with the exercise of any right or remedy hereunder, all in accordance with
          Section 14;

          SECOND: To the payment of all other Secured Obligations of such Pledgor for the ratable benefit of the holders thereof; and

          THIRD: To the payment to or upon the order of such Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          SECTION 14.  INDEMNITY AND EXPENSES.

          (a)   Pledgor shall pay to Secured Party to the extent set forth in
Section 2.8 of the Subsidiary Guaranty upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

          (b) In the event of any public sale described in SECTION 12 of any Pledgor's Pledged Collateral, such Pledgor agrees to indemnify and hold harmless Secured Party, and each Lender and each of their respective directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such Persons may become subject or for which any of them may be liable (other than any losses, fees, costs, expenses, damages, liabilities or claims resulting from the gross negligence or willful misconduct of Secured Party or any Lender) or the inclusion in any preliminary prospectus, registration statement, prospectus or other document published or filed in connection with such public sale, or any amendment or supplement thereto, of any information that relates to Secured Party or such Lender and was supplied by Secured Party or such Lender for use therein, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Secured Party and such other Persons for any legal or other expenses reasonably incurred by Secured Party and such other Persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including any and all fees, costs and expenses whatsoever reasonably incurred by Secured Party and such other Persons and counsel for Secured Party and such other Persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which any such Pledgor may otherwise have and shall extend upon the same

                                    G2-11
terms and conditions to each Person, if any, that controls Secured Party or such Persons within the meaning of the Securities Act.

          SECTION 15. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This Agreement shall create a continuing security interest in the Pledged Collateral and shall, except as otherwise expressly set forth herein, (a) remain in full force and effect until the payment in full of all Secured Obligations (other than any contingent indemnity or expense reimbursement claims that have yet to be claimed) of such Pledgor, the cancellation or termination of the Commitments and the cancellation, expiration or cash collateralization of all outstanding Letters of Credit, (b) be binding upon each Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsections 11.10 and 11.11 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations (other than any contingent indemnity or expense reimbursement claims which at the time of such payment have yet to be claimed), the cancellation or termination of the Commitments and the cancellation, expiration or cash collateralization of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the applicable Pledgor.
Upon any such termination Secured Party will, at the applicable Pledgor's expense, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination and such Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of such Pledgor's Pledged Collateral as shall not have been sold in accordance with this Agreement or otherwise applied pursuant to the terms hereof.

          SECTION 16.  SECURED PARTY AS ADMINISTRATIVE AGENT.

          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Pledged Collateral), solely in accordance with this Agreement and the Credit Agreement; PROVIDED that Secured Party shall exercise, or refrain from exercising, any remedies provided for in SECTION 11 in accordance with the instructions of (i) Required Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount under all Lender Interest Rate Agreements (Required Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this
SECTION 16(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Pledged Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this SECTION 16(a).

                                       G2-12

          (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.4 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement, and appointment of a successor Administrative Agent pursuant to subsection 9.4 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.4 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly
(i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

          SECTION 17. AMENDMENTS; ETC. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by the Pledgors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 18. NOTICES. Any notice or other communication herein required or permitted to be given shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address as set forth under such party's name on the signature block hereof or at such other address or facsimile number as may be designated by such party in a written notice delivered to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (and telephonic confirmation of receipt thereof has been received).

          SECTION 19. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 20. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and

                                     G2-13
enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 21. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 22. GOVERNING LAW; TERMS; RULES OF CONSTRUCTION. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UNIFORM COMMERCIAL CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

          SECTION 23. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VALUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                                    G2-14

          NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY AGENT, ANY LENDER OR ANY ISSUER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY SUCH PERSON TO BRING ANY ACTION OR PROCEEDING AGAINST ANY PLEDGOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

          TO THE EXTENT ANY PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR TO ITS PROPERTY, EACH PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT EXECUTED OR TO BE EXECUTED BY IT.

          SECTION 24.  WAIVER OF JURY TRIAL.   THE AGENTS, THE ISSUERS, THE
LENDERS AND THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS OR THE PLEDGOR RELATING THERETO. EACH OF THE PLEDGORS ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

          SECTION 25. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                     [Remainder of page intentionally left blank]






                                         G2-15

     IN WITNESS WHEREOF, the Pledgors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              MERRILL/MAY, INC.



                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              Notice Address:
                              ---------------

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108

                              MERRILL/GLOBAL, INC.



                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              Notice Address:
                              ---------------

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108


                              MERRILL REAL ESTATE COMPANY


                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              Notice Address:
                              ---------------

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel



                                    S-2a

                              MERRILL/MAGNUS PUBLISHING CORPORATION



                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------



                              Notice Address:
                              ---------------

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel


                              MERRILL/NEW YORK COMPANY



                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              Notice Address:
                              ---------------

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108




                                        S-2b

                              MERRILL INTERNATIONAL INC.


                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              Notice Address:
                              ---------------

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel






                                    S-2c

                              FMC RESOURCE MANAGEMENT CORPORATION


                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              Notice Address:
                              ---------------

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel



                              MERRILL TRAINING AND
                               TECHNOLOGY, INC.



                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------



                              Notice Address:
                              ---------------

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel




                                     S-2d

                              MERRILL/EXECUTECH, INC.


                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              Notice Address:
                              ---------------

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel



                              MERRILL/DANIELS, INC.


                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              Notice Address:
                              ---------------

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel




                                     S-2e

                              MERRILL/ALTERNATIVES, INC.


                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              Notice Address:
                              ---------------

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel





                                    S-2f

                              U.S. BANK NATIONAL ASSOCIATION,
                              as Secured Party


                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              Notice Address:
                              ---------------

                              U.S. Bank National Association
                              601 Second Avenue South
                              Minneapolis, MN  55402

                                   SCHEDULE I

     Attached to and forming a part of the Pledge Agreement dated as of November 23, 1999 among the Pledgors listed on the signature pages thereof, and U.S. Bank National Association, as Secured Party.




                                    Part A


                                                                         Percentage of
                                                                         Issued and
                                                                         Outstanding
                         Class of  Stock Certi-   Par       Number of    Shares of
Pledgor   Stock Issuer   Stock     ficate Nos.    Value     Shares       Relevant Class
-------   ------------   --------  ------------   -----     ---------    --------------





                                    Part B


Pledgor         Debt Issuer                  Amount of Indebtedness
-------         -----------                  ----------------------






                                 Schedule I-1

                                    SCHEDULE II

                                  PLEDGE AMENDMENT

     This Pledge Amendment, dated ____________, _____, is delivered pursuant to
SECTION 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated November 23, 1999, among the Pledgors listed on the signature pages thereof and U.S. Bank National Association, as Secured Party (the "PLEDGE AGREEMENT," capitalized terms defined therein being used herein as therein defined), and that the [Pledged Shares] [Pledged Debt] listed on this Pledge Amendment shall be deemed to be part of the [Pledged Shares] [Pledged Debt] and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                              [NAME OF PLEDGOR]



                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------






                                 Schedule II-1


                                                                        Percentage of
                                                                        Issued and
                                                                        Outstanding
                         Class of  Stock Certi-   Par       Number of   Shares of
Pledgor   Stock Issuer   Stock     ficate Nos.    Value     Shares      Relevant Class
-------   ------------   --------  ------------   -----     ---------   --------------








                                    Schedule II-2


Pledgor   Debt Issuer    Amount of Indebtedness
-------   -----------    ----------------------





                                    Schedule II-3

                                     EXHIBIT H

                            FORM OF SUBSIDIARY GUARANTY

          This SUBSIDIARY GUARANTY is entered into as of November 23, 1999 by EACH OF THE UNDERSIGNED (each, a "GUARANTOR"; and collectively, the "GUARANTORS") in favor of and for the benefit of U.S. Bank National Association, as Administrative Agent for and representative of (in such capacity herein called "GUARANTIED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined), and, subject to SUBSECTION 3.12, for the benefit of the other Beneficiaries (as hereinafter defined).

                                      RECITALS

          A. Merrill Communications LLC, a Delaware limited liability company (the "COMPANY"), and Merrill Corporation, a Minnesota corporation, as guarantor, have entered into that certain Credit Agreement dated as of November 23, 1999 with the Lenders, DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Wells Fargo Bank, N.A., as Documentation Agent for the Lenders, and Guarantied Party, as Administrative Agent for the Lenders (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).

          B. Company may from time to time enter, or may from time to time have entered, into one or more Rate Protection Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with or one or more Lenders or their Affiliates (such Lenders or Affiliates, in such capacity, collectively, "INTEREST RATE EXCHANGERS") permitted under the terms of the Credit Agreement, and it is desired that the obligations of Company under the Lender Interest Rate Agreements, including the obligation of Company to make payments thereunder in the event of early termination thereof (all such obligations being the "INTEREST RATE OBLIGATIONS"), together with all obligations of Company under the Credit Agreement and the other Loan Documents, be guarantied hereunder.

          C. A portion of the proceeds of the Loans may be advanced to Guarantors and thus the Guarantied Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of Guarantors (which benefits are hereby acknowledged).

          D. It is a condition precedent to the making of the initial Loans under the Credit Agreement that Company's obligations thereunder be guarantied by Guarantors.

          E. Guarantors are willing irrevocably and unconditionally to guaranty such obligations of Company.

          NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lenders and Guarantied Party to enter into the Credit Agreement and to make Loans and other extensions of credit thereunder and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, Guarantors hereby agree as follows:

SECTION 1.  DEFINITIONS

     1.1 CERTAIN DEFINED TERMS. As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires:

"BENEFICIARIES" means Guarantied Party, Lenders and any Interest Rate
Exchangers.

"COMPANY" has the meaning assigned to that term in the Credit Agreement.

"GUARANTIED OBLIGATIONS" has the meaning assigned to that term in SUBSECTION
2.1.

"GUARANTY" means this Subsidiary Guaranty dated as of November 23 1999, as it may be amended, supplemented or otherwise modified from time to time.

"PAYMENT IN FULL", "PAID IN FULL" or any similar term means payment in full of the Guarantied Obligations, including all principal, interest, costs, fees and expenses (including reasonable legal fees and expenses) of Beneficiaries as required under the Loan Documents and the Lender Interest Rate Agreements.

     1.2 DEFINED TERMS IN CREDIT AGREEMENT. All capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

     1.3  INTERPRETATION.

(a) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided.

(b) In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Credit Agreement, the terms, conditions and provisions of this Guaranty shall prevail.

SECTION 2.  THE GUARANTY

     2.1 GUARANTY OF THE GUARANTIED OBLIGATIONS. Subject to the provisions of SUBSECTION 2.2(a), Guarantors jointly and severally hereby irrevocably and unconditionally guaranty the due and punctual payment in full of all Guarantied Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C.
Section 362(a)).  The term "GUARANTIED OBLIGATIONS" means:

          (a) any and all Obligations of Company and any and all Interest Rate Obligations, in each case now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement and the other Loan Documents and the Lender Interest

Rate Agreements, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue the Obligations of Company or from time to time renew them after they have been satisfied and including interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on any Guarantied Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding; and

          (b)   those expenses set forth in SUBSECTION 2.8 hereof.

     2.2  LIMITATION ON AMOUNT GUARANTIED; CONTRIBUTION BY GUARANTORS.

          (a) Anything contained in this Guaranty to the contrary notwithstanding, if any Fraudulent Transfer Law (as hereinafter defined) is determined by a court of competent jurisdiction to be applicable to the obligations of any Guarantor under this Guaranty, such obligations of such Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (x) in respect of intercompany indebtedness to Company or other affiliates of Company to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (y) under any guaranty of Subordinated Indebtedness, which guaranty contains a limitation as to maximum amount similar to that set forth in this SUBSECTION 2.2(a), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement (including any such right of contribution under SUBSECTION 2.2(b)).

          (b) Guarantors under this Guaranty together desire to allocate among themselves (collectively, the "CONTRIBUTING GUARANTORS"), in a fair and equitable manner, their obligations arising under this Guaranty.
Accordingly, in the event any payment or distribution is made on any date by any Guarantor under this Guaranty (a "FUNDING GUARANTOR") that exceeds its Fair Share (as defined below) as of such date, that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments (as defined below) to equal its Fair Share as of such date. "FAIR SHARE" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Contributing Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Contributing Guarantors MULTIPLIED BY (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations guarantied. "FAIR SHARE SHORTFALL" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "ADJUSTED MAXIMUM AMOUNT" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty determined as of such date, in the case of any Guarantor, in accordance with SUBSECTION 2.2(a); PROVIDED that, solely for purposes of calculating the Adjusted Maximum Amount with respect to any Contributing Guarantor for purposes of this SUBSECTION 2.2(b), any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. "AGGREGATE PAYMENTS" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including in respect of this SUBSECTION 2.2(b)) MINUS (ii) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this SUBSECTION 2.2(b). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this SUBSECTION 2.2(b) shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder.

     2.3  PAYMENT BY GUARANTORS; APPLICATION OF PAYMENTS.

          (a) Subject to the provisions of SUBSECTION 2.2(a), Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Company to pay any of the Guarantied Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section
 362(a)), Guarantors will upon demand pay, or cause to be paid, in cash, to Guarantied Party for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guarantied Obligations then due as aforesaid, accrued and unpaid interest then due or which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. 362(a), and the operation of Sections 502(b) and 506(b) of the Untied States Bankruptcy Code, 11 U.S.C. 502(b) and 506(b), on such Guarantied Obligations (including interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on such Guarantied Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding) and all other Guarantied Obligations then due and owing to Beneficiaries as aforesaid. All such payments from any Guarantor shall be applied promptly from time to time by Guarantied
Party:

          FIRST, to the payment of the costs and expenses of any collection or other realization from such Guarantor under this Guaranty, including reasonable compensation to Guarantied Party or any Lender or Interest Rate Exchanger and its respective agents and counsel, and all expenses, liabilities and advances made or incurred by Guarantied Party or any Lender or Interest Rate Exchanger in connection therewith;

          SECOND, to the payment of all other obligations of such Guarantor in respect of Guarantied Obligations for the ratable benefit of the holders thereof; and

          THIRD, after payment in full of all obligations of such Guarantor in respect of Guarantied Obligations, to the payment to such Guarantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

     2.4 LIABILITY OF GUARANTORS ABSOLUTE. Each Guarantor agrees that, subject to Section 2.2(a), its obligations hereunder are, to the fullest extent permitted under applicable law, irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

          (a) This Guaranty is a guaranty of payment when due and not of collectibility.

          (b) Guarantied Party may enforce this Guaranty upon the occurrence of an Event of Default under the Credit Agreement notwithstanding the existence of any dispute between Company and any Beneficiary with respect to the existence of such Event of Default.

          (c) The obligations of each Guarantor hereunder are independent of the obligations of Company under the Loan Documents or the Lender Interest Rate Agreements and the obligations of any other guarantor (including any other Guarantor) of the obligations of Company under the Loan Documents or the Lender Interest Rate Agreements, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Company or any of such other guarantors and whether or not Company is joined in any such action or actions.

          (d) Payment by any Guarantor of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge any Guarantor's liability for any portion of the Guarantied Obligations which has not been paid. Without limiting the generality of the foregoing, if Guarantied Party is awarded a judgment in any suit brought to enforce any Guarantor's covenant to pay a portion of the Guarantied Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guarantied Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor's liability hereunder in respect of the Guarantied Obligations.

          (e) Any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, from time to time may, subject to such consent of the Company as may be required under the agreements to and documents governing such Guarantied Obligations,
(i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guarantied Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent with the Credit Agreement or the applicable Lender
Interest Rate Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not, to the fullest extent permitted under applicable law, every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against Company or any security for the Guarantied Obligations; and (vi) exercise any other rights available to it under the Loan Documents or the Lender Interest Rate Agreements.

          (f) This Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than pursuant to Section 2.2(a) hereof or payment in full of the Guarantied Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents or the Lender Interest Rate Agreements, at law, in equity or otherwise) with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) of the Credit Agreement, any of the other Loan Documents, any of the Lender Interest Rate Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, in each case whether or not in accordance with the terms of the Credit Agreement or such Loan Document, such Lender Interest Rate Agreement or any agreement relating to such other guaranty or security; (iii) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or any of the Lender Interest Rate Agreements or from the proceeds of any security for the Guarantied Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guarantied Obligations) to the payment of indebtedness other than the Guarantied Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guarantied Obligations; (v) any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of Company or any of its Subsidiaries and to any corresponding restructuring of the Guarantied Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations; (vii) any defenses, set-offs or counterclaims which Company may allege or assert against any Beneficiary in respect of the Guarantied Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, PROVIDED that this clause (vii) shall not prevent assertion of any such counterclaim by separate suit or compulsory counterclaim; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guarantied Obligations.

     2.5 WAIVERS BY GUARANTORS. Each Guarantor hereby waives, for the benefit of Beneficiaries:

          (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against Company, any other guarantor (including any other Guarantor) of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Company or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever;

          (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Guarantied Obligations;

          (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

          (d) any defense based upon any Beneficiary's errors or omissions in the administration of the Guarantied Obligations, except behavior which amounts to bad faith, gross negligence or willful misconduct;

          (e) to the fullest extent permitted under applicable law, (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and
(iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto;

          (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement, the Lender Interest Rate Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in SUBSECTION 2.4 and any right to consent to any thereof; and

          (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

     2.6 CERTAIN CALIFORNIA LAW WAIVERS. As used in this SUBSECTION 2.6, any reference to "THE PRINCIPAL" includes Company, and any reference to "THE CREDITOR" includes each Beneficiary. In accordance with Section 2856 of the California Civil Code:

          (a) each Guarantor agrees (i) to waive any and all rights of subrogation and reimbursement against Company or against any collateral or security granted by Company for any of the Guarantied Obligations and (ii) to withhold the exercise of any and all rights of contribution against any other guarantor of any of the Guarantied Obligations and against any collateral or security granted by any such other guarantor for any of the Guarantied Obligations until the Guarantied Obligations shall have been paid in full (other than Guarantied Obligations for indemnity or expense reimbursement that have not yet been claimed), the Commitments shall have terminated and all Letters of Credit shall have expired, been cancelled or been cash collateralized, all as more fully set forth in SUBSECTION 2.7;

          (b) each Guarantor waives any and all other rights and defenses available to such Guarantor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including any and all rights or defenses such Guarantor may have by reason of protection afforded to the principal with respect to any of the Guarantied Obligations, or to any other guarantor (including any other Guarantor) of any of the Guarantied Obligations with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such guarantor's obligations, including Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and

          (c) each Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any Guarantied Obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor (including any other Guarantor) of any of the Guarantied Obligations, has destroyed such Guarantor's rights of contribution against such other guarantor.

          No other provision of this Guaranty shall be construed as limiting the generality of any of the covenants and waivers set forth in this SUBSECTION 2.6. In accordance with

SUBSECTION 3.6 below, this Guaranty shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles. This SUBSECTION 2.6 is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty or to any of the Guarantied Obligations.

     2.7 GUARANTORS' RIGHTS OF SUBROGATION, CONTRIBUTION, ETC. Each Guarantor hereby agrees that it will not assert any claim, right or remedy, in each case direct or indirect, that such Guarantor now has or may hereafter have against Company or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Company, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Company, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary unless and until the Guarantied Obligations (other than Guarantied Obligations in respect of indemnification and expense reimbursement not yet claimed) shall have been indefeasibly paid in full, the Commitments shall have terminated and all Letters of Credit shall have expired, been cancelled or been cash collateralized. In addition, until the Guarantied Obligations (other than Guarantied Obligations in respect of indemnity and expense reimbursement not yet claimed) shall have been indefeasibly paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired, been cancelled, or been cash collateralized each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guarantied Obligations (including any such right of contribution under California Civil Code Section 2848 or under subSECTION 2.2(b)).

     2.8 EXPENSES. Subject to Section 2.2(a), Guarantors jointly and severally agree to pay, or cause to be paid, on demand, and to save Beneficiaries harmless against liability for, any and all costs and expenses (including reasonable fees, costs of settlement and disbursements of counsel) incurred or expended by any Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty.

     2.9 CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guarantied Obligations shall have been paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired, been cancelled or cash collateralized. Each Guarantor hereby irrevocably waives any right (including any such right arising under California Civil Code Section 2815) to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

     2.10 FINANCIAL CONDITION OF COMPANY. Any Loans may be granted to Company or continued from time to time, and any Lender Interest Rate Agreements may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of Company at the time of any such grant or continuation or at the time such Lender Interest Rate Agreement is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor's assessment, of the financial condition of Company. Each Guarantor has adequate means to obtain information from Company on a continuing basis concerning the financial condition of Company and its ability to perform its obligations under the Loan Documents and the Lender Interest Rate Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Company now known or hereafter known by any Beneficiary.

     2.11 RIGHTS CUMULATIVE. The rights, powers and remedies given to Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of law or in any of the other Loan Documents, any of the Lender Interest Rate Agreements or any agreement between any Guarantor and any Beneficiary or Beneficiaries or between Company and any Beneficiary or Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

     2.12 BANKRUPTCY; POST-PETITION INTEREST; REINSTATEMENT OF GUARANTY.

          (a) So long as any Guarantied Obligations remain outstanding (other than Guarantied Obligations in respect of indemnity and expense reimbursement not yet claimed), Guarantor shall not, without the prior written consent of Guarantied Party acting pursuant to the instructions of Required Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Company.

          (b) In the event that all or any portion of the Guarantied Obligations is paid by Company, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.

     2.13 SET OFF. Each Beneficiary shall, upon the occurrence of any Event of Default described in clauses (b) through (d) of Section 8.1.9 of the Credit Agreement with respect to any Obligor (other than Immaterial Subsidiaries) or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, to the fullest extent permitted by law, have the right to appropriate and apply to the payment of the Obligations of any Guarantor then due to it from such Guarantor, and (as security of such Obligations) each Guarantor hereby grants to each Beneficiary a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor (general or special, matured or unmatured and in whatever currencies denominated) then or thereafter maintained with or otherwise held by such Beneficiary, provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement. Each Beneficiary agrees promptly to notify the Company, the applicable Guarantors and the Administrative Agent after any such setoff and application made by such Beneficiary; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Beneficiary under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Beneficiary may have.

     2.14 DISCHARGE OF GUARANTY UPON SALE OF GUARANTOR. If all of the stock of any Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in a transaction permitted under the Credit Agreement or otherwise consented to by Required Lenders, or if a Guarantor shall be designated as an Unrestricted Subsidiary in accordance with the Credit Agreement, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such asset disposition or designation.

SECTION 3.  MISCELLANEOUS

     3.1 SURVIVAL OF WARRANTIES. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the other Loan Documents and the Lender Interest Rate Agreements and any increase in the Commitments under the Credit Agreement.

     3.2 NOTICES. Any communications between Guarantied Party and any Guarantor shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address as set forth on the signature pages hereof or to such other addresses or facsimile number as each such party may designate in a written notice delivered to the other parties. Any notice, request or demand to or upon Guarantied Party or any Guarantor shall be effective if mailed and properly addressed with postage prepaid or properly addressed and sent by prepaid courier service, or, if transmitted by facsimile, shall be deemed given when transmitted (and telephonic confirmation of receipt thereof has been received).

     3.3 SEVERABILITY. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     3.4 AMENDMENTS AND WAIVERS. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of Guarantied Party and, in the case of any such amendment or modification, each Guarantor against whom enforcement of such amendment or modification is sought. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     3.5 HEADINGS. Section and subsection headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

     3.6 APPLICABLE LAW; RULES OF CONSTRUCTION. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTORS AND BENEFICIARIES

HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES

     3.7 SUCCESSORS AND ASSIGNS. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of Beneficiaries and their respective successors and assigns. No Guarantor shall assign this Guaranty or any of the rights or obligations of such Guarantor hereunder without the prior written consent of all Lenders. The terms and provisions of this Guaranty shall inure to the benefit of any assignee of any Loan pursuant to any assignment made in accordance with subsections 11.10 and 11.11 of the Credit Agreement, and in the event of such assignment the rights and privileges herein conferred upon such Beneficiary shall automatically extend to and be vested in such assignee with respect to the assigned amounts, all subject to the terms and conditions hereof.

          3.8 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY AGENT, ANY LENDER OR ANY ISSUER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY SUCH PERSON TO

BRING ANY ACTION OR PROCEEDING AGAINST ANY GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

          TO THE EXTENT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR TO ITS PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT EXECUTED OR TO BE EXECUTED BY IT.

     3.9 WAIVER OF TRIAL BY JURY. THE AGENTS, THE ISSUERS, THE LENDERS AND THE GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS OR THE GUARANTORS RELATING THERETO. EACH OF THE GUARANTORS ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THE LOAN DOCUMENTS.

     3.10 NO OTHER WRITING. This writing is intended by Guarantors and Beneficiaries as the final expression of this Guaranty and, along with any Loan Documents to which any Guarantor is a party, is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

     3.11 ADDITIONAL GUARANTORS. The initial Guarantors hereunder shall be such of the Restricted Subsidiaries of Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Restricted Subsidiaries of Company may become parties hereto, as additional Guarantors (each an "ADDITIONAL GUARANTOR"), by executing a counterpart of this Guaranty. Upon delivery of any such counterpart to Administrative Agent, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of Administrative Agent not to cause any Restricted Subsidiary of Company to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any

Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

     3.12 COUNTERPARTS; EFFECTIVENESS. This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. This Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor) and receipt by Guarantied Party of written or telephonic notification of such execution and authorization of delivery thereof.

     3.13 GUARANTIED PARTY AS ADMINISTRATIVE AGENT.

          (a) Guarantied Party has been appointed to act as Guarantied Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Guarantied Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Credit Agreement; PROVIDED that Guarantied Party shall exercise, or refrain from exercising, any remedies hereunder in accordance with the instructions of (i) Required Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount under all Lender Interest Rate Agreements (Required Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this SUBSECTION 3.14, each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to enforce this Guaranty, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Guarantied Party for the benefit of Beneficiaries in accordance with the terms of this SUBSECTION 3.14.

          (b) Guarantied Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.4 of the Credit Agreement shall also constitute notice of resignation as Guarantied Party under this Guaranty, and appointment of a successor Administrative Agent pursuant to subsection 9.4 of the Credit Agreement shall also constitute appointment of a successor Guarantied Party under this Guaranty. Upon the acceptance of any appointment as Administrative Agent under subsection 9.4 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Guarantied Party under this Guaranty, and the retiring Guarantied Party under this Guaranty shall promptly (i) transfer to such successor Guarantied Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Guarantied Party under this Guaranty, and
(ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Guarantied Party of the rights created hereunder, whereupon such retiring Guarantied Party shall be discharged from its duties and obligations under this Guaranty. After any retiring Guarantied Party's resignation hereunder as Guarantied Party, the provisions of this Guaranty shall inure to its benefit as to any actions taken or omitted to be taken by it under this Guaranty while it was Guarantied Party hereunder.


                    [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.



                              MERRILL REAL ESTATE COMPANY


                              By:
                                 ------------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel


                              MERRILL/MAGNUS PUBLISHING CORPORATION


                              By:
                                 ------------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel

                              MERRILL/NEW YORK COMPANY

                              By:
                                 ------------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel


                              MERRILL/MAY INC.

                              By:
                                 ------------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel

                              MERRILL INTERNATIONAL INC.

                              By:
                                 ------------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel


                              FMC RESOURCE MANAGEMENT CORPORATION

                              By:
                                 ------------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel

                              MERRILL TRAINING AND
                                  TECHNOLOGY, INC.

                              By:
                                 ------------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention: General Counsel


                              MERRILL/GLOBAL, INC.

                              By:
                                 ------------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel

                              MERRILL/EXECUTECH, INC.

                              By:
                                 ------------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel


                              MERRILL/DANIELS, INC.

                              By:
                                 ------------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel

                              MERRILL/ALTERNATIVES, INC.

                              By:
                                 ------------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              NOTICE ADDRESS:

                              Merrill Corporation
                              One Merrill Circle
                              St. Paul, MN  55108
                              Attention:  General Counsel

                              U.S. BANK NATIONAL ASSOCIATION,
                              as Secured Party


                              By:
                                 ------------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              NOTICE ADDRESS:

                              U.S. Bank National Association
                              601 Second Avenue South
                              Minneapolis, MN  55402

     IN WITNESS WHEREOF, the undersigned Additional Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of _________, ____.



                      --------------------------------------------------
                              (Name of Additional Guarantor)


                         By:
                            --------------------------------------------
                         Name:
                              ------------------------------------------
                         Title:
                               -----------------------------------------

                         Address:
                                 ---------------------------------------
                                 ---------------------------------------
                                 ---------------------------------------

                                    EXHIBIT J

                       FORM OF LENDER ASSIGNMENT AGREEMENT

          This LENDER ASSIGNMENT AGREEMENT (this "AGREEMENT") is entered into by and between the parties designated as Assignor ("ASSIGNOR") and Assignee ("ASSIGNEE") above the signatures of such parties on the Schedule of Terms attached hereto and hereby made an integral part hereof (the "SCHEDULE OF TERMS") and relates to that certain Credit Agreement described in the Schedule of Terms (said Credit Agreement, as amended, supplemented or otherwise modified to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

          IN CONSIDERATION of the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

          SECTION 1.  ASSIGNMENT AND ASSUMPTION.

          (a) Effective upon the Settlement Date specified in Item 4 of the Schedule of Terms (the "SETTLEMENT DATE"), Assignor hereby sells and assigns to Assignee, without recourse, representation or warranty (except as expressly set forth herein), and Assignee hereby purchases and assumes from Assignor, that percentage interest in all of Assignor's rights and obligations as a Lender arising under the Credit Agreement and the other Loan Documents with respect to Assignor's Commitments, if any, and outstanding Loans, if any, which represents, as of the Settlement Date, the percentage interest specified in Item 3 of the Schedule of Terms of all rights and obligations of Lenders arising under the Credit Agreement and the other Loan Documents with respect to the Commitments and any outstanding Loans (the "ASSIGNED SHARE"). Without limiting the generality of the foregoing, the parties hereto hereby expressly acknowledge and agree that any assignment of all or any portion of Assignor's rights and obligations relating to Assignor's Revolving Loan Commitment shall include the sale to Assignee of a ratable portion of any participations previously purchased by Assignor pursuant to Section 2.6.1 of the Credit Agreement or, if Assignor is an Issuer with respect to any outstanding Letters of Credit, an interest in a ratable portion of Assignor's retained interest with respect thereto.

          (b) In consideration of the assignment described above, Assignee hereby agrees to pay to Assignor, on the Settlement Date, the principal amount of any outstanding Loans included within the Assigned Share, together with accrued and unpaid interest thereon and accrued and unpaid commitment and letter of credit fees, such payment to be made by wire transfer of immediately available funds in accordance with the applicable payment instructions set forth in Item 5 of the Schedule of Terms.

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          (c)   Assignor hereby represents and warrants that Item 3 of the
Schedule of Terms correctly sets forth the amount of the Commitments, the outstanding Loans and the Percentage corresponding to the Assigned Share.

          (d) Assignor and Assignee hereby agree that, upon giving effect to the assignment and assumption described above, (i) Assignee shall be a party to the Credit Agreement and shall have all of the rights and obligations under the Loan Documents, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents, arising out of or otherwise related to the Assigned Share, and (ii) Assignor shall be absolutely released from any of such obligations, covenants and agreements assumed or made by Assignee in respect of the Assigned Share. Assignee hereby acknowledges and agrees that the agreement set forth in this SECTION 1(d) is expressly made for the benefit of Company, Holdco, Administrative Agent, Assignor and the other Lenders and their respective successors and permitted assigns.

          (e) Assignor and Assignee hereby acknowledge and confirm their understanding and intent that (i) this Agreement shall effect the assignment by Assignor and the assumption by Assignee of Assignor's rights and obligations with respect to the Assigned Share, (ii) any other assignments by Assignor of a portion of its rights and obligations with respect to the Commitments and any outstanding Loans shall have no effect on the Commitments, the outstanding Loans and the Percentage corresponding to the Assigned Share as set forth in Item 3 of the Schedule of Terms or on the interest of Assignee in any outstanding Loans corresponding thereto, and
(iii) from and after the Settlement Date, Administrative Agent shall make all payments under the Credit Agreement in respect of the Assigned Share (including all payments of principal and accrued but unpaid interest, commitment fees and letter of credit fees with respect thereto) to Assignee; PROVIDED that Assignor and Assignee shall make payments directly to each other to the extent necessary to effect any appropriate adjustments in any amounts distributed to Assignor and/or Assignee by Administrative Agent under the Loan Documents in respect of the Assigned Share in the event that, for any reason whatsoever, the payment of consideration contemplated by SECTION 1(b) occurs on a date other than the Settlement Date.

          SECTION 2.  CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

          (a) Assignor represents and warrants that it is the legal and beneficial owner of the Assigned Share, free and clear of any adverse claim.

          (b) Assignor shall not be responsible to Assignee for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Assignor to Assignee or by or on behalf of Holdco or any of its Subsidiaries to Assignor or Assignee in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Holdco or any other Person liable for the payment of any

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Obligations, nor shall Assignor be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Default.

          (c) Assignee represents and warrants that it meets the requirements of an eligible assignee under the terms of subsection 11.11 of the Credit Agreement; that it has experience and expertise in the making of loans such as the Loans; that it has acquired the Assigned Share for its own account in the ordinary course of its business and without a view to distribution of the Loans within the meaning of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or other federal securities laws (it being understood that, subject to the provisions of subsection 11.11 of the Credit Agreement, the disposition of the Assigned Share or any interests therein shall at all times remain within its exclusive control); and that it has received, reviewed and approved a copy of the Credit Agreement (including all Exhibits and Schedules thereto) as in effect on the date hereof.

          (d) Assignee represents and warrants that it has received from Assignor such financial information regarding Holdco and its Subsidiaries as is available to Assignor and as Assignee has requested, that it has made its own independent investigation of the financial condition and affairs of Holdco and its Subsidiaries in connection with the assignment evidenced by this Agreement, and that it has made and shall continue to make its own appraisal of the creditworthiness of Holdco and its Subsidiaries. Assignor shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any other credit or other information with respect thereto, whether coming into its possession before the making of the initial Loans or at any time or times thereafter, and Assignor shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.

          (e) Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

          (f) Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to this Agreement are "plan assets" as defined under ERISA and that its rights, benefits, and interests in and under the Loan Documents will not be "plan assets" under ERISA.

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          SECTION 3.  MISCELLANEOUS.

          (a) Each of Assignor and Assignee hereby agrees from time to time, upon request of the other such party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.

          (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought.

          (c) Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be given and shall be effective as set forth in subsection 11.2 of the Credit Agreement.

          (d) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          (e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          (f) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          (h) This Agreement shall become effective upon the date (the "EFFECTIVE DATE") upon which all of the following conditions are satisfied:
(i) the execution of a counterpart hereof by each of Assignor and Assignee,
(ii) the execution of a counterpart hereof by Company and Administrative Agent as evidence of their consent hereto to the extent required under subsection 11.11.1 of the Credit Agreement, (iii) the receipt by Administrative Agent of the processing fee referred to in subsection 11.11.1 of the Credit

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Agreement, (iv) in the event Assignee is a Non-U.S. Lender, the delivery by
Assignee to Administrative Agent of such forms, certificates or other evidence with respect to United States federal income tax withholding matters as Assignee may be required to deliver to Administrative Agent pursuant to SUBSECTION 4.6(b), (v) the receipt by Administrative Agent of originals or telefacsimiles of the counterparts described above and authorization of delivery thereof, and (vi) the recordation by Administrative Agent in the Register of the pertinent information regarding the assignment effected hereby in accordance with sections 2.7 and 11.11 of the Credit Agreement.



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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, such execution being made as of the Effective Date in the applicable spaces provided on the Schedule of Terms.
















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                                  SCHEDULE OF TERMS

1.   BORROWER:  Company (as defined in the Credit Agreement)

2.   NAME AND DATE OF CREDIT AGREEMENT:  Credit Agreement dated as of
     November 23, 1999 by and among Merrill Communications LLC, a Delaware limited liability company, Merrill Corporation, a Minnesota corporation, as guarantor, the financial institutions listed therein as Lenders, DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Wells Fargo Bank, N.A., as Documentation Agent for the Lenders and U.S. Bank National Association, as Administrative Agent for the Lenders.

3.   Amounts:



                                                                   Re: Revolving
                                                 Re:           Re:      Loans
                                                                         and
                                               Term-A       Term-B     Letters
                                                Loans        Loans    of Credit
(a)  Aggregate Commitments of all Lenders:   $_________     $_______  $_______
(b)  Assigned Share/Percentage:               _______%      _______%  _______%
(c)  Amount of Assigned Share of Commitments: $________     $_______  $_______
(d)  Amount of Assigned Share of Loans:       $________     $_______  $_______

  4. SETTLEMENT DATE:   ____________, ____


  5. PAYMENT INSTRUCTIONS:
       ASSIGNOR:                        ASSIGNEE:
       ____________________________     ____________________________
       ____________________________     ____________________________
       ____________________________     ____________________________
       Attention: __________________    Attention: __________________
       Reference: _________________     Reference: _________________

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6.  NOTICE ADDRESSES:
       ASSIGNOR:                        ASSIGNEE:
       ____________________________     ____________________________
       ____________________________     ____________________________
       ____________________________     ____________________________
       ____________________________     ____________________________

7.  SIGNATURES:

[NAME OF ASSIGNOR],                     [NAME OF ASSIGNEE],
as Assignor                             as Assignee

By:_______________________              By:_______________________
Name:_____________________              Name:_____________________
Title:____________________              Title:____________________
Consented to in accordance with         Accepted in accordance with
subsection 11.11.1 of the Credit        subsection 11.11.1 of the Credit
Agreement                               Agreement


MERRILL COMMUNICATIONS LLC              U.S. BANK NATIONAL ASSOCIATION
                                        as the Administrative Agent

By:_______________________              By:_______________________
Name:_____________________              Name:_____________________
Title:____________________              Title:____________________



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